Prospectus Supplement (Sales Report) No. 6 dated June 29, 2010 to Prospectus dated May 24, 2010	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Prospectus Supplement supplements the prospectus dated May 24, 2010 and provides information about particular series of Member Payment Dependent Notes (the "Notes") that we have recently sold. You should read this Prospectus Supplement together with the prospectus dated May 24, 2010 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                We have sold the following Notes:

Member Payment Dependent Notes Series 465295

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
465295	$14,400	$9,600	17.93%	1.00%	June 25, 2010	June 24, 2015	June 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 465295. Member loan 465295 was requested on June 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	AsTech Consulting	Debt-to-income ratio:	21.60%
Length of employment:	< 1 year	Location:	Petaluma, CA

Home town:
Current & past employers:	AsTech Consulting
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/10/10 > I have been supporting my girl friend through grad school for the last 3 years of my life. She graduated so it is time for me to get her a ring. I have everything in place to make this happen. I want to finish off my school loan, one credit card and use the rest of the money for her engagement ring (around 8k). I have a very stable job, make good money and will be saving more than ever now that she is out of school! I am very responsible and honest to my word. Borrower added on 06/16/10 > I am a good borrower because I pay my debt. I have never missed a loan payment and automate all my bills. Borrower added on 06/21/10 > To follow up with questions, this is the email I got back from support - ********* "Thank you for your email. Your loan has already been approved by the Lending Club credit review team. Please feel free to contact us with additional questions. Regards, Lending Club Member Support" ********* Please contact the Lending Club if you have ANY questions about my loan.

A credit bureau reported the following information about this borrower member on June 10, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	30
Revolving Credit Balance:	$25,420.00	Public Records On File:	0
Revolving Line Utilization:	73.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I would love to invest in your loan. Please contact Lending Club to expedite the process of verifying your income. Thanks!	My application has been approved. I also called the lending club and talked to support, they verified my application and said they have verified all needed areas based off my history. If you have any questions about my application please call them. They said they verified all needed areas.
If you are looking to have more investors invest in your loan, we want to see your income verified. Please contact Lending Club and verify your income. This process is "optional" but very important. Your risk rate suggests funding your loan at this time is riskier than others.	I contacted Lending Club and asked them to do this as requested.
Good Morning, I would love to help fund your loan, but first please contact Lending Club to verify your income. Thanks!	I called the Lending Club and they tell me; "all needed areas have been verified, your loan is approved and has been". Please contact them if you have any questions about my loan, income or employer, thanks!

Member Payment Dependent Notes Series 474664

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
474664	$7,200	$7,200	11.49%	1.00%	June 24, 2010	July 1, 2013	July 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 474664. Member loan 474664 was requested on June 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,500 / month
Current employer:	federal government	Debt-to-income ratio:	4.51%
Length of employment:	7 years	Location:	laurel, MD

Home town:
Current & past employers:	federal government
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on June 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	67
Revolving Credit Balance:	$5,920.00	Public Records On File:	4
Revolving Line Utilization:	80.00%	Months Since Last Record:	60
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Could you please explain your 4 public records from 5 years ago? Also, which agency of the federal govt. to you work for?	I had a business that failed in 2002 and that was old credit card debt from that business. I work for Dept of Homeland Security.
Hello there, I am interested in financing your loan. But please answer these two questions first please: 1. Do you hold the title to your home on *your own name* 2. How much equity do you have on your house? (please provide the home valuation and total balance of the mortgage/heloc loans) Thank you.	The mortgage on the house is in my spouses name. I am on the title. We have 90,000 in equity in the home.
Thanks. Can you provide the home value and the loan(s) balance?	Houses are selling for around 280-290,000. The balance is 201,000.

Member Payment Dependent Notes Series 484323

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
484323	$4,800	$4,800	6.39%	1.00%	June 25, 2010	July 4, 2013	July 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 484323. Member loan 484323 was requested on June 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	control point assoc	Debt-to-income ratio:	14.52%
Length of employment:	2 years	Location:	keyport, NJ

Home town:
Current & past employers:	control point assoc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/20/10 > had to purchase some new appliances after some old ones broke. do not want to carry balances on credit cards. interest rates are too high

A credit bureau reported the following information about this borrower member on June 20, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,627.00	Public Records On File:	0
Revolving Line Utilization:	13.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is control point assoc and what do you do there?	We are an engineering and surveying company and I am a surveyor with the firm.
1 - Are you: consolidating debt? financing a car? buying appliances? Your loan title and description say 3 different things. 2 - Where did you work prior since you've only been here for 2 years? Thanks	consolidating debt, which was brought on by having to buy new appliances. previous job was at concept engineering as a surveyor as well

Member Payment Dependent Notes Series 495388

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
495388	$24,000	$17,500	14.84%	1.00%	June 28, 2010	June 26, 2013	June 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 495388. Member loan 495388 was requested on June 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,200 / month
Current employer:	Firestone Building Products	Debt-to-income ratio:	4.79%
Length of employment:	3 years	Location:	miami, FL

Home town:
Current & past employers:	Firestone Building Products
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on June 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	42
Revolving Credit Balance:	$1,427.00	Public Records On File:	0
Revolving Line Utilization:	16.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
No answer = no funding	Ok, what is the question?
You are seeking to consolidate $24K of debt but, according to your Credit History, have a Revolving Credit Balance of only $1.4K. Provide details (creditor name and outstanding balance) to explain this difference.	Credit Card for $21.9k at my wifes name at 24.9% Bank of America; Credit Card for $3.2K (current balance, not $1.4) at 20.7% Chase.
Hello. Please list your monthly expenses (rent, utilities, car, etc). Are you the sole wage earner? Thanks.	Monthly payments: Rent $550 - includes water Electricity - $150 Phone - $100 Car - Settled Gas, etc - $150 CC Bank of America ($21.9k at my wifes name at 24.9%) - $850 CC Chase ($3.2K at 20.7%) - $200 Studen Loan (at my wifes name at 6.5%) - $500 This loan will consolidate at a lower interest rate both Credit Cards, lowering the payment from $1050 to $830. I'm not the sole wage, my wife earn $40k per year.

Member Payment Dependent Notes Series 496213

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
496213	$9,000	$9,000	13.98%	1.00%	June 25, 2010	June 28, 2015	June 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 496213. Member loan 496213 was requested on June 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,500 / month
Current employer:	sheraton hotel	Debt-to-income ratio:	9.51%
Length of employment:	4 years	Location:	denver, CO

Home town:
Current & past employers:	sheraton hotel
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/15/10 > morvacation Borrower added on 06/15/10 > i need this loan to payoff my discover credit card : balance is 4800$, monthely payment is 120 +- and olso aig bank with balance is 2000 $, monthly payment 100$ +- i own my home with balance 99000+- , and the value is 140000 - my monthly expences it s 1700+- my income + my wife :70000 / year i have 2002 kia car it payoff.

A credit bureau reported the following information about this borrower member on June 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2006	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,055.00	Public Records On File:	0
Revolving Line Utilization:	48.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you plan to use the loan for? Loan description? The Loan Title and Loan Purpose don't appear to match.	i m gonna pay one of my credit card with high APR, if somrthing left i m gonna spend it with my family during the summer. i like also to thanks lending club.
LOAN DESCRIPTION? You have not provided any form of loan description. Your loan may not be fully funded because of this. You are competing against 300 other borrowers seeking my funding dollars. Please update your loan description to provide a complete and detailed explanation of how you will use the loan proceeds and how the payment will fit into your monthly budget. You can not expect small lenders/investors to fund your loan without knowing the details. I encourage you to read profiles of many other borrowers to examine the information they have provided for lenders to review. Please list total household income including spouse or partner and expenses along with any additional financial information. Please provide information you would like to see if you were loaning money to a complete stranger.	total household income including spouse :70000$ my home value : 140000 balance now: 99000 my monthly expenses: 1700
Hello. Please list all debts you are looking to consolidate. (Names of Accounts along with their respective APR's, Amounts, and Monthly Payments) Thanks and good luck!	discovercard: amont 4800 monthly payment 120+- AIG bank: amont 2000 monthly payment 100+-

Member Payment Dependent Notes Series 506424

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
506424	$8,900	$8,900	10.38%	1.00%	June 28, 2010	July 1, 2015	July 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 506424. Member loan 506424 was requested on June 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Domtar	Debt-to-income ratio:	11.58%
Length of employment:	10+ years	Location:	Chesterfield, SC

Home town:
Current & past employers:	Domtar
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/17/10 > I am looking to pay off a tractor I have and use the rest of the cash to buy a first truck for my teenage son.

A credit bureau reported the following information about this borrower member on June 16, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1988	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,751.00	Public Records On File:	0
Revolving Line Utilization:	47.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But please answer these two questions first please: 1. Do you hold the title to your home on *your own name* 2. How much equity do you have on your house? (please provide the home valuation and total balance of the mortgage/heloc loans) Thank you.	The home mortgage is in my wife and my names. We have lived there for a little over a year and a half. The balance of the mortgage is around $229,000 and the appraisal is around the $250,000. The 20 acres the house was built on we own.
What is Domtar and what do you do there?	Domtar is a fine paper company. My mill makes copy paper. I am a chemical recovery tech as well as I run the water treatment and waste water treatment facility.
Congratulations on your approval from Lending Club. As investors interested in your loan, we are interested in getting an accurate snapshot beyond the provisions in the loan description section. Please feel free to answer the following questions as it pertains to your loan. Your detailed answers would greatly assist investors in funding your loan in a timely manner. 1. Could you please elaborate on the purpose of this loan? How will this loan be used? 2. Who is your employer and what is your position/responsibilities? Any contingency plans should you be laid off from your current position? 3. What are your other $ monthly costs (mortgage, car, utilities, insurance, phone, internet, food, gym, childcare costs as applicable)? 4. Would you please list the details of each loan: who you owe, current balance, interest rate, monthly amount paid? In addition, which ones will/will not be paid? 5. Explanations for any past delinquencies/public records (if any). 6. Can you list any investments and balances? 7. Are you the sole wage earner in your household or is there another? If there is another, what is your combined income? 8. Can you list your savings account balance(s) and/or any other kind of emergency funds? Will you have the LC (lending club) loan automatically withdrawn from your account? We respect your privacy and understand that while these questions may seem intrusive, your answers will help lenders know how this new loan will fit into your budget, and make them feel secure that their money is being invested wisely.	I am planning on paying off a tractor I have and use the remainder to buy my son his first truck. My wife is also employed and we have savings in case of a layoff. We have a mortgage, one car loan, and basic utilities. I have 401K at work.
Thank you for taking the time to answer lender questions and for the information you have provided. I am going to help fund your loan. That said, please be aware this loan is being funded by real people that believe in you and what you have told us. Remember, if you fail to make payments it does not hurt some megabank, but rather, you are directly affecting our lives. As small lenders we simply ask that you be a responsible borrower and take your obligation serioursly. Best of luck to you.	My wife and I have always made it our top priority to pay loans ahead of schedule if at all possible. I have never been late on a payment. Thank you for your faith in me.

Member Payment Dependent Notes Series 515127

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
515127	$25,000	$15,550	11.49%	1.00%	June 28, 2010	June 25, 2013	June 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 515127. Member loan 515127 was requested on June 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	I-CAR	Debt-to-income ratio:	18.48%
Length of employment:	1 year	Location:	Azusa, CA

Home town:
Current & past employers:	I-CAR
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/11/10 > I have two credit cards totaling $20394.77. I want to consolidate my debt and reduce the APR from 21% down to 12%

A credit bureau reported the following information about this borrower member on June 11, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1977	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$94,905.00	Public Records On File:	0
Revolving Line Utilization:	82.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is I-CAR and what do you do there?	I-CAR is the Inter-Industry Conference on Auto Collision Repair. I am the southwest regional manager. We develop and deliver training on auto collision repair to insurers and body shops.
What is I-CAR and what is your postion.	I-CAR is the Inter-Industry on Auto Collision Repair: www.i-car.com. I am the southwest regional manager.
Hello there, I am interested in financing your loan. But please answer these two questions first please: 1. Do you hold the title to your home on *your own name* 2. How much equity do you have on your house? (please provide the home valuation and total balance of the mortgage/heloc loans) Thank you.	I have a mortgage of $265K and a second of $70k and the local market for this condo is about $325K. I have no equity.
Since you have only been at this job for 1 year, please explain your previous employment. Are you the sole wage earner? Thanks.	worked for a Collision Center for over ten years. While working for collision center I was a part time instructor for my current employer (I-CAR). I am the sole wage earner, my wife is a stay at home mom. Prior to working for collision center I worked for eight years as a paint, body and equipment saleman in the collision repair industry. I sent the message yesterday, but was returned by the lending club because i put a referal name in the body of this message

Member Payment Dependent Notes Series 520236

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
520236	$8,000	$8,000	10.38%	1.00%	June 29, 2010	July 7, 2013	July 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 520236. Member loan 520236 was requested on June 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,167 / month
Current employer:	Siemens Industry	Debt-to-income ratio:	9.72%
Length of employment:	4 years	Location:	Sellersville, PA

Home town:
Current & past employers:	Siemens Industry
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/23/10 > This loan is for the upfront costs associated with wedding. The plan is to pay much of this back with the money to be received the night of. The monthly payment is already budgeted for and will not be a problem. I thank you in advance, for this loan provides me with the liquidity that I need.

A credit bureau reported the following information about this borrower member on May 19, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	21	Months Since Last Delinquency:	4
Revolving Credit Balance:	$508.00	Public Records On File:	0
Revolving Line Utilization:	3.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please explain the delinquency from 4 months ago.	I began traveling extensively in January. I then realized I needed to have a more automated approach to my accounting. Now I do not have to rely as much on paper as I was. I am now seeing the benefits of my learning experience.
Hello there, I am interested in financing your loan. But please answer these two questions first please: 1. Do you hold the title to your home on *your own name* 2. How much equity do you have on your house? (please provide the home valuation and total balance of the mortgage/heloc loans) Thank you.	Hi there. 1) Yes I hold the title 2) I have 20,000 equity on my home. Balance of 228k on home value of 246k.
Congratulations. Just a few questions: (1) When is the wedding? (2) What is the total budget? (3) What does your fiance do and how much does he/she earn each month? (4) What are your monthly expenses (e.g., mortgage, car, student loans, etc.)? Thanks and good luck.	Thank you. 1)Wedding is July 30th. 2)10,000 3)She teaches in a very good school district. She earns a gross of 4500. 4)monthly expenses, mortgage (+ utilities), car payment (finished in 9 months).
How long do you plan to hold this loan? It sounds like you plan to make a large prepayment when the wedding happens.	I plan to hold the loan for most of the term. The monthly payment is very low.

Member Payment Dependent Notes Series 524755

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
524755	$15,800	$15,800	14.72%	1.00%	June 28, 2010	July 1, 2013	July 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 524755. Member loan 524755 was requested on June 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	VERIZON	Debt-to-income ratio:	23.08%
Length of employment:	10+ years	Location:	LOS ANGELES, CA

Home town:
Current & past employers:	VERIZON
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/17/10 > this loan is a debt consolidation loan to pay off credit cards...I am a thirty year active employee of Verizon..

A credit bureau reported the following information about this borrower member on June 2, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1991	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,373.00	Public Records On File:	0
Revolving Line Utilization:	93.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list each debt you plan to pay off, including the name of the creditor, the amount owed, and your current actual monthly payment on each debt. Thank you.	Type your answer here.1. Bank of America credit card-7400.00-250.00; 2. GE Money LOC-4600.00-300.00; 3. JC Penney credit card-3800.00-200.00....
If loan 100 pct funds, then Lending Club issued standard promissory note has NO prepayment penalty. You selected 36-months maximum term repayment that offers the most flexability and a lowest monthly payment. Do you intend to payoff this loan early? < 1-yr? 1 to 2-yrs? Or use the 2 to 3-yrs maximum time allowed? [The Length of Time question asks for ananswer based on current intentions. Every borrower has an initial idea of how long they will continue to pay on their loan before the final payment occurs. Provide an approximate in years answer. Your answer will help many lenders who read Q-A's, and myself, together to fund your loan.] Advance thanks for AN answer that will help other lenders, and myself, to make a informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Beach, VA Monday 06.21.2010 at 12:29 PM AM ET	Type your answer here.This loan will be re-payed in approx. 2 to 3-yrs....

Member Payment Dependent Notes Series 524781

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
524781	$7,400	$7,400	7.51%	1.00%	June 28, 2010	July 6, 2013	July 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 524781. Member loan 524781 was requested on June 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,347 / month
Current employer:	Citibank, N.A.	Debt-to-income ratio:	11.12%
Length of employment:	10+ years	Location:	Flushing, NY

Home town:
Current & past employers:	Citibank, N.A.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on June 2, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1988	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,088.00	Public Records On File:	0
Revolving Line Utilization:	78.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 525261

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
525261	$7,000	$7,000	15.58%	1.00%	June 28, 2010	July 7, 2015	July 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 525261. Member loan 525261 was requested on June 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,776 / month
Current employer:	Verizon Wireless	Debt-to-income ratio:	6.03%
Length of employment:	5 years	Location:	BASKING RIDGE, NJ

Home town:
Current & past employers:	Verizon Wireless
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/24/10 > Loan to primarily be used for unexpected home improvements needed including but not limited to replacement of old furnace / air conditioning system and a collapsed landscaping retaining wall. Will additionally held fund a portion of daughters summer camp. Additional other home repair issues earlier in year impacted house savings fund and prompted loan request.

A credit bureau reported the following information about this borrower member on June 23, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1976	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	49
Revolving Credit Balance:	$15,174.00	Public Records On File:	0
Revolving Line Utilization:	68.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But please answer these two questions first please: 1. Do you hold the title to your home on *your own name* 2. How much equity do you have on your house? (please provide the home valuation and total balance of the mortgage/heloc loans) Thank you.	In response to your questions, our home title, which I would imagine is officially held by the mortgaging bank is in my name as well as my wife???s. Equity in the home seems to be very subjective lately based on the slowly recovering market and a slow process from our prospective based on the timing of when we purchased the home. That said, we???ve guessed our equity in the home to fall roughly in the 40k to 60k range. As a side note, we did look at several options in refinancing our mortgage and taking out some equity cash via that means but ultimately, the numbers didn???t warrant that as a viable option and with the market as it is, I wanted to avoid impacting the equity in the home that we???re trying to build. I hope that helps with your questions. Thank you.
Can you provide your best estimate for your home value?	Most recent feedback was listing the home value in the 530K to $560k range. Hope this helps...
Hello, What is your position with Verizon? Thank you	I???m a Manager in the Marketing Department for Verizon Wireless. Additionally for clarification, I???m with Verizon Wireless rather then Verizon.

Member Payment Dependent Notes Series 525293

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
525293	$15,000	$15,000	11.86%	1.00%	June 28, 2010	June 27, 2015	June 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 525293. Member loan 525293 was requested on June 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,167 / month
Current employer:	Unum	Debt-to-income ratio:	16.38%
Length of employment:	10+ years	Location:	dudley, MA

Home town:
Current & past employers:	Unum
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on June 3, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1981	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$42,971.00	Public Records On File:	0
Revolving Line Utilization:	82.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Unum and what do you do there?	Unum is a disabilitiy insurance company. We hold the largest market share for both individuals and group/employers in the U.S. The company is listed in the Fortune 500, ranked number 232 (between Amazon and Starbucks). My positon is in management. I handle handle three separate units and am also the site head for my location.
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance.	Two credit cards - 25,000 citibank (4.9% interest; ); 15,000 fidelity visa (avg 11% apr). I will consolidate the 15,000 as a "promotional" apr on this balance is due to expire and will raise the interest rate. The citibank is at 4.9% for the life of the balance (was used for college tuition; no new expenses).
Hello there, I am interested in financing your loan. But please answer these two questions first please: 1. Do you hold the title to your home on *your own name* 2. How much equity do you have on your house? (please provide the home valuation and total balance of the mortgage/heloc loans) Thank you.	Hello -- I hold the mortgage for my home in my name. Only one mortgage in place, no other heloc. Current balance is 112,800 and most recent valuation is at 175,000.
Thank you for taking the time to answer lender questions and for the information you have provided. I am going to help fund your loan. That said, please remember that this loan is being funded by real people that believe in you and what you have told us. Remember, if you fail to make payments it does not hurt some megabank, but rather, you are directly affecting our lives. As small lenders we simply ask that you be a responsible borrower and take your obligation serioursly. Best of luck to you.	Thank you -- I appreciate your support and assure you that I'll cover every payment for the life of the loan.

Member Payment Dependent Notes Series 526903

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
526903	$12,000	$12,000	7.51%	1.00%	June 28, 2010	June 28, 2013	June 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 526903. Member loan 526903 was requested on June 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	FitnessEm	Debt-to-income ratio:	8.16%
Length of employment:	2 years	Location:	Cookstown, NJ

Home town:
Current & past employers:	FitnessEm
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/15/10 > Had a discussion with my boss today and know that my job is very stable. Nice to hear that reinforcement in a tough economy. I will be consolidating some debt and finishing my last few MBA classes. I was thinking I would have to look outside my current company for future growth but after talk today with my boss I think I could put my MBA to use within our growing company. Borrower added on 06/17/10 > Would like to have loan paid off in 12-18 months vs 36 months. Not sure if that matters to investors (positively or negatively) but that is my plan.

A credit bureau reported the following information about this borrower member on June 6, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1988	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$33,150.00	Public Records On File:	0
Revolving Line Utilization:	28.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your other $ monthly costs (mortgage, car, utilities, any CC debt/loans/tuition costs not replaced by this loan, insurance, phone/cable/internet, food, gym, childcare as applicable)? Thanks for your answer to this Q	Total monthly expenses are approx. $4000. including everything but fun money. (includes mortgage, cc, utilities, food, utilitites, etc. We don't have children). Total take home income just under $7000. Between checking and liquid savings I have about $15,000 which I could use for this but I would rather have that emergency fund in the bank. My goal is to get my emergency fund to about $20k. I do have extra money so that is why I say goal is to pay this loan off in 12-18 months versus 3 years. Please let me know if you have any further questions.

Member Payment Dependent Notes Series 527405

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
527405	$8,000	$8,000	11.12%	1.00%	June 28, 2010	June 28, 2013	June 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 527405. Member loan 527405 was requested on June 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,167 / month
Current employer:	n/a	Debt-to-income ratio:	11.35%
Length of employment:	3 years	Location:	San Diego, CA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/14/10 > Loan for new business startup.

A credit bureau reported the following information about this borrower member on June 6, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,204.00	Public Records On File:	0
Revolving Line Utilization:	61.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Your Small Business category loan is 1 of 381 total borrower loans Lending Club listed today for lender consideration. Lenders appreciate the borrowers providing basic DETAILS about their business? Start-up? Established? Products? Services? Targeted clientele? etc. A-N-D provide PURPOSES how, after a loan's origination fee deducted, their loan net proceeds are intended to be spent to benefit either a borrower or business? Website upgrade? Inventory? Expansion? Advertising? Prepaid expenses? Renovating premises? Purchase equipment and or fixtures? "Floor" financing? Or exactly what? etc. Listing provided little or nothing to attract lenders interest and for them to commit $ to possibly help to fund your loan. A small Business category loan is always the hardest loan category to fully-fund because borrowers default rate is highest of all loan categories. Your loan currently remains 1st class genuine mystery to all lenders. You should provide loans basic Details and Purposes how a loan directly intended to benefit you. Minus basic information, realistically loan doesn't compete favorably for lenders available $. At end of borrower registration process exists the opportunity to add description details, purposes, miscellaneous etc to aid prospective lenders. Hope this lender very honest appraisal helps your loan to attract lenders $. Lender 505570 U S Marine Corps-RETIRED Tuesday 06.15.10 at 6:00 AM ET	I have my business established, website, product, etc. I need money to promote my business through local shows and special events. I need the money to book the shows so I can in turn sell my product.
Loan description? Employer?	I am looking to increase sales by promoting my established business at shows and special events. I need a little extra money to book 3 months worth of shows in advance.
Borrower, NO questions are asked; NO answers are required. Email is only F-Y-I. After The Lending Club Home Office less than $1 trial deposit verifies borrower bank account, your loan NEXT step is required borrower Employment-Income Verification "Credit Review". Employment verification independent of income verification and vice verse. A Home Office Credit Reviewer will contact you by email or by telephone. Reviewer will tell you that for the loan category and loan's $ amount what income documents you must submit- 2 Earnings Statements, or a 2009 IRS 1040, or, if self-employed or a small business owner, a IRS Form T4506 Request for Copy Income Tax Return. Reviewer provides the receiving Fax Machine telephone number and will indicate preferred format (doc, pdf etc) for transmitting the documents via a email attachment. After Credit Review completed, the loan application we lenders view reflects a borrower Credit Status "Approved" for funded loan's $ deposit. An "Approved" Credit Status benefits borrower because: (1) Your loan will then attract lenders waiting until review process completed before committing their $. (2) After completed, funding pace will quicken. (3) After loan funded, then net $ can be deposited quickly into a already verified bank account. Credit Review the "KEY" for every borrower's loan successful funding. Consider a Credit Review to be PROACTIVE. It can be completed quickly if borrower initiated. BEST THAT A CREDIT REVIEW COMPLETED DURING THE LOANS EARLY FUNDING. WAITING UNTIL A LISTING AT VERY END CREATES CHAIN-REACTION DELAY IN APPROVAL, FUNDING AND DEPOSITING $. A Credit Reviewer's goal is to complete a required borrower Credit Review within 4-days after loan listed. If Credit Reviewer does N-O-T contact you within 3-days your loan's listed date, then AFTER verifying the less than $1 trial deposit posted to your bank account, YOU should ASAP initiate contact with Credit Review. Refer to "CONTACT US" link located bottom L C Home Page. Therein is Member Support Department's email address and Toll Free telephone number. Home Office closed on Sat, Sun, national, and certain, California Holidays. Earlier borrower Credit Review completed, loan is "APPROVED" for later issue, means sooner loan attracts interested lenders who actually commit $ to help to fund loans. Loans that require an excessive time for a Credit Review to be completed because of "I'll do it when more convenient" borrower procrastination, then their $ funding always lags far-behind loans listed same day but Credit Review is quickly completed and loan is "Approved" for later issue. A participating lenders role is to exclusively fund their selected loans; we do nothing else. Home Office Credit Reviewer are only persons who conduct the borrowers employment and income verification. They are only persons that the borrower sends ALL required income documents. I'll revisit shortly; then I'll ask questions about requested loan. Information benefits a 1ST time borrower. Lender 505570 U S Marine Corps-RETIRED, Virginia Beach, VA Thursday 06.17.2010 at:41 PM ET.	ok
What is your website? What kind of merchandise do you sell?	I already answered this however, it is not showing up that you received any response... My new website which will be launched at the end of this month is http://dreamteamhosting.net/~poshsand/ This is a back end site so please do not distribute. I am selling discounted beauty services. First time clientele will receive up to 90% off the retail amount spa and holistic services...i.e haircare, massage, facials, yoga chiropractic and more.
DITTO "	I already answered this however, it is not showing up that you received any response... My new website which will be launched at the end of this month is http://dreamteamhosting.net/~poshsand/ This is a back end site so please do not distribute. I am selling discounted beauty services. First time clientele will receive up to 90% off the retail amount spa and holistic services...i.e haircare, massage, facials, yoga chiropractic and more.

Member Payment Dependent Notes Series 527718

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
527718	$16,750	$16,750	15.58%	1.00%	June 28, 2010	June 22, 2015	June 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 527718. Member loan 527718 was requested on June 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Bank of America	Debt-to-income ratio:	18.10%
Length of employment:	6 years	Location:	Irving, TX

Home town:
Current & past employers:	Bank of America
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/15/10 > Summary of consolidations: Am Xpres int. 27.24 bal. 2903.00 reg. pmt 100.00 Ban Repulic int 24.4 bal 3900.00 pmt 100.00 Chase int. 29.24 bal. 2932.00 pmt 125.00 Citi cards int 7.74 bal 4900.00 pmt 100.00 Bank of Amer. int 4.25 bal 6600.00 pmt 90.00 Other loans: student loan: Sallie Mae int 8.0 bal. 800.00 rent 636.00 car ins. 56.00 cell phone. 85.00 electricity 85.00 water/trash 25.00 gas 135.00 food 150.00

A credit bureau reported the following information about this borrower member on May 23, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1989	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	16	Months Since Last Delinquency:	15
Revolving Credit Balance:	$16,539.00	Public Records On File:	0
Revolving Line Utilization:	52.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Borrower, You loan Credit Review completed. Application shows loan "Approved" for issue when funded. My questions are: Number [1] Current position (Job/What you do) for employer BAC? Number [2] If loan 100 pct funds, then Lending Club issued standard promissory note has NO prepayment penalty. You selected a 60-months maximum term repayment offering the lowest monthly payment. Do you intend to payoff this loan early? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-years? Or use the full 5-yrs maximum time allowed? [The Length of Time question requires answer based on borrowers CURRENT intentions. All borrowers have an initial idea how long they will continue to pay on their loan before final payment occurs. Provide an approximate IN YEARS answer. Your answer will help many lenders who read Q-A's and myself to participate in helping to fund your requested loan.] Advance thanks for expected THREE answers that will help other lenders and me to make an informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Beach, VA Thursday 06.10.10 @ 5:59 PM ET.	Operation Representative Assoc. 5 yrs,
You did not answer this question. Number [2] If loan 100 pct funds, then Lending Club issued standard promissory note has NO prepayment penalty. You selected a 60-months maximum term repayment offering the lowest monthly payment. Do you intend to payoff this loan early? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-years? Or use the full 5-yrs maximum time allowed? [The Length of Time question requires answer based on borrowers CURRENT intentions. All borrowers have an initial idea how long they will continue to pay on their loan before final payment occurs. Provide an approximate IN YEARS answer. Your answer will help many lenders who read Q-A's and myself to participate in helping to fund your requested loan.] Advance thanks for expected answer that will help other lenders and me to make an informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Beach, VA Thursday 06.10.10 @ 6:59 PM ET.	I plan to payoff this loan in 4 yrs
Please list your debt that you will consolidate including interest rates and monthly payments. Also, please list your monthly budget including payments for other debt and how this loan will fit into your budget. Thank you.	This loan will consolidate my part of my present budget of credit cards with interest up to 29.9% monthly payments totaling $415. Other payments are only living expenses of light, gas, student loan, rent etc of up to 1500. Please consider that i have a very strong repayment history. And never late of any of my payments.
Since you haven't responded fully to the questions posted to you, I am less inclined to finance your loan. To restate a question asked previously, can you list (itemize) the credit card debt and loans that you want to consolidate, interest rates on those, and your current monthly payments (not minimum required payments, but what you have been paying)?	Type your answer here. American express 27.24 int bal. 2903 pay 100.00 Banana Republic 20.24 int bal 3900 pay 100.00 Chase 29.24 int. var. bal 2932 pay 125.00 Citi Card 7.40in bal. 4963 pay 125.00

Member Payment Dependent Notes Series 527782

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
527782	$15,000	$15,000	11.12%	1.00%	June 29, 2010	June 30, 2015	June 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 527782. Member loan 527782 was requested on June 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,592 / month
Current employer:	Los Alamos National Lab	Debt-to-income ratio:	13.66%
Length of employment:	10+ years	Location:	Jemez Springs, NM

Home town:
Current & past employers:	Los Alamos National Lab
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on June 7, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1993	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	48	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,573.00	Public Records On File:	0
Revolving Line Utilization:	8.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello. Your credit history indicates that you have $9,573 in revolving credit debt. Why are you requesting $15,000? Do you have any plans to avoid future debt? Your answers are appreciated. Wishing you well.	The $15K will be used as a payoff partially for current debt and also as part of a divorce settlement. I am now getting financially settled (once again).
Borrower, NO questions are asked; NO answers are required. Email is only F-Y-I. After The Lending Club Home Office less than $1 trial deposit verifies borrower bank account, your loan NEXT step is required borrower Employment-Income Verification "Credit Review". Employment verification independent of income verification and vice verse. A Home Office Credit Reviewer will contact you by email or by telephone. Reviewer will tell you that for the loan category and loan's $ amount what income documents you must submit- 2 Earnings Statements, or a 2009 IRS 1040, or, if self-employed or a small business owner, a IRS Form T4506 Request for Copy Income Tax Return. Reviewer provides the receiving Fax Machine telephone number and will indicate preferred format (doc, pdf etc) for transmitting the documents via a email attachment. After Credit Review completed, the loan application we lenders view reflects a borrower Credit Status "Approved" for funded loan's $ deposit. An "Approved" Credit Status benefits borrower because: (1) Your loan will then attract lenders waiting until review process completed before committing their $. (2) After completed, funding pace will quicken. (3) After loan funded, then net $ can be deposited quickly into a already verified bank account. Credit Review the "KEY" for every borrower's loan successful funding. Consider a Credit Review to be PROACTIVE. It can be completed quickly if borrower initiated. BEST THAT A CREDIT REVIEW COMPLETED DURING THE LOANS EARLY FUNDING. WAITING UNTIL A LISTING AT VERY END CREATES CHAIN-REACTION DELAY IN APPROVAL, FUNDING AND DEPOSITING $. A Credit Reviewer's goal is to complete a required borrower Credit Review within 4-days after loan listed. If Credit Reviewer does N-O-T contact you within 3-days your loan's listed date, then AFTER verifying the less than $1 trial deposit posted to your bank account, YOU should ASAP initiate contact with Credit Review. Refer to "CONTACT US" link located bottom L C Home Page. Therein is Member Support Department's email address and Toll Free telephone number. Home Office closed on Sat, Sun, national, and certain, California Holidays. Earlier borrower Credit Review completed, loan is "APPROVED" for later issue, means sooner loan attracts interested lenders who actually commit $ to help to fund loans. Loans that require an excessive time for a Credit Review to be completed because of "I'll do it when more convenient" borrower procrastination, then their $ funding always lags far-behind loans listed same day but Credit Review is quickly completed and loan is "Approved" for later issue. A participating lenders role is to exclusively fund their selected loans; we do nothing else. Home Office Credit Reviewer are only persons who conduct the borrowers employment and income verification. They are only persons that the borrower sends ALL required income documents. I'll revisit shortly; then I'll ask questions about requested loan. Information benefits a 1ST time borrower. Lender 505570 U S Marine Corps-RETIRED, Virginia Beach, VA Thursday 06.17.2010 at 625 AM ET.	Thanks for the information.
How much is your mortgage payment?	My home is currently being refinanced to remove my ex-wifes name off the mortgage. This should be wrapped up next week. My new mortgage payment (including taxes and insurance) will be $907/month.
Per your profile: "Inquiries in the last 6 Months: 2" What were these 2 recent hard inquiries for?	I assume a home refinance and personal loan?
Hello there, I am interested in financing your loan. But please answer these two questions first please: 1. Do you hold the title to your home on *your own name* 2. How much equity do you have on your house? (please provide the home valuation and total balance of the mortgage/heloc loans) Thank you.	My home is currently being refinanced in my name only. I have $76K of equity in the home. The current payoff of the home is $101K.
Lenders view the loan application featuring the Borrower's Profile [Employer and Employment Length, Monthly Gross Income, Home Ownership, Location, Debt-to-Income Ratio]; The highly condensed Transunion Credit Report [Line totals, i. e, the Revolving Credit Balance total debt but not each balance that could be owed to the possible credit grantees such as Amex, Home Depot, MC, Visa, etc]; And finally, if provided, an optional narrative description. I am interested to help fund your $15,000 Debt Consol category loan. My questions are: Number [1] Position (Job/What you do) for employer Los Alamos National Labs? Number [2] If loan 100 pct funds, then Lending Club issued standard promissory note has NO prepayment penalty. You selected a 60-months maximum term repayment that offers a lowest monthly payment. Do you intend to payoff this loan early? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-years? Or use the full 5-yrs maximum time allowed? [The Length of Time question asks for answer based on current intentions. Every borrower has an initial idea of how long they will continue to pay on their loan before the final payment occurs. An approximate in years answer appreciated. Your answer will help many lenders who read Q-A's, and myself, to participate in helping to fund your loan.] Advance thanks for TWO answers that will help other lenders, and myself, to make a informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Beach, VA Saturday 06.19.2010 at 06:05 AM ET.	(1) I am a Team Leader overseeing DNA sequencing work at Los Alamos National Laboratory. (2) If possible, I would like to pay the loan off earlier than 5 years. Maybe in the 3-4 year time frame.

Member Payment Dependent Notes Series 527789

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
527789	$18,000	$18,000	18.30%	1.00%	June 28, 2010	June 26, 2015	June 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 527789. Member loan 527789 was requested on June 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Banfield The Pet Hospital	Debt-to-income ratio:	14.99%
Length of employment:	< 1 year	Location:	LAS VEGAS, NV

Home town:
Current & past employers:	Banfield The Pet Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on June 12, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,838.00	Public Records On File:	0
Revolving Line Utilization:	76.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Banfield The Pet Hospital?	Veterinarian
Lenders view the loan application featuring the Borrower's Profile [Employer and Employment Length, Monthly Gross Income, Home Ownership, Location, Debt-to-Income Ratio]; The highly condensed Transunion Credit Report [Line totals, i. e, the Revolving Credit Balance total debts but not each balance that could be owed to the possible credit grantees such as Amex, Home Depot, MC, Visa, etc]; And finally, if provided, an optional narrative description. I am interested to help fund your $18,000 Debt Consol category loan. My questions are: Number [1] Position (Job/What you do) for employer Banfield The Pet Hospital? Number [2] Transunion Credit Report shows a $18,838 Revolving Credit Balance total debts (69.10 pct credit usage). What $ payments per month are now being paid on all RCB debts? (Total $ that is actually PAID per month; not the Credit Card minimum $ payments that are DUE each month.) Number [3] If loan 100 pct funds, then Lending Club issued standard promissory note has NO prepayment penalty. You selected a 60-months maximum term repayment that offers a lowest monthly payment. Do you intend to payoff this loan early? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-years? Or use the full 5-yrs maximum time allowed? [The Length of Time question asks for answer based on current intentions. Every borrower has the initial idea of how long they will continue to pay on their loan before the final payment occurs. An approximate in years answer appreciated. Your answer will help many lenders who read Q-A's and myself to participate in helping to fund your loan.] Advance thanks for THREE answers that will help other lenders and myself to make informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Beach, VA Sunday 06.13.10 @ 10:00 AM ET.	1. Veterinaria 2. $1025 3. 4-5 years...I want to try to pay earlier
what is Banfield The Pet Hospital and what do you do there? What is the interest rate on your current debt?	It is a Veterinary hiospital, I am a veterinarian. Credit card-20% to 29.99%.

Member Payment Dependent Notes Series 527801

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
527801	$9,000	$9,000	7.88%	1.00%	June 24, 2010	June 24, 2015	June 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 527801. Member loan 527801 was requested on June 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,750 / month
Current employer:	Savvis, Inc	Debt-to-income ratio:	8.00%
Length of employment:	10+ years	Location:	Monticello, MN

Home town:
Current & past employers:	Savvis, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/11/10 > I am the beginning of a legal battle with my ex-wife. Fighting for what is right and that is equal parenting time with our children. She does not think I have a right to equal parenting time and my lawyer and I both do. Our children need to spend equal time with both parents. I can't afford these legal fees right now, so I am looking for some help. I know there will be legal documents, filing, and court dates. Thank you. Borrower added on 06/14/10 > I feel I need to add a little more information; I know the Credit Score shows a lot, however, I do pride myself on paying bills on time. I understand the impact negative credit can and will have on a person and I don't and won't be that person. So, I am proud of my credit and my capabilityto pay on time. Second and most importantly, I have two boys, 10 & 6. I have been divorced for 4 years now and have been working overnights for 10 years to help take care of our boys during the day, prior to them attending school, while she worked day shift. I have a great opportunity to stay with the same employer and finally move to a day shift. However, if I do that, based on my current "parenting time" which is not equal even though the Decree states we get equal time, I will never be able to spend time with our boys. My ex wife, is declining me those rights. So, I am fighting for what is right for our boys, equal time. Sorry this is so long, but it is the situation at hand in as brief and to the point as I can make it. Thank you!

A credit bureau reported the following information about this borrower member on June 8, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,348.00	Public Records On File:	0
Revolving Line Utilization:	10.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Your "Other" category loan is 1 of 381 total borrower loans that Lending Club listed for lender consideration. Lenders appreciate borrower who provide DETAILS about their loan, i.e., What is being combined? Consolidated? Purchased? or Refinanced? [FYI: 50 percent plus of "Other" loans are borrower miscategorized because actual intentions are to either Consolidate Debts into one monthly payment or refinance Credit Card debts into this lower APR loan with more reasonable one monthly payment or combination of both.] Your listing currently has provided nothing helpful to attract lenders interest and provide reasons to possibly help to fund your loan. The "Other" category loans are the 2ND H-A-R-D-E-S-T loan category to fully-fund because borrower loan default rate is 2ND highest of all loan categories. (Small Businesss category loans- especially large $ value- are the hardest to fully-fund because their loan default rate is highest of all loan categories.) Your loan currently remains 1st class genuine MYSTERY to all lenders. I strongly suggest that you provide both the loans basic D-e-t-a-i-l-s and P-u-r-p-o-s-e-s how loan directly intended to benefit you. Minus the necessary information, realistically the loan has extremely BLEAK prospects to be potential lender 100 pct funded. At the end of borrower registration process exist opportunity to ADD loan DESCRIPTION- details, purposes, miscellaneous etc- to aid prospective lenders. Hope this lenders honest appraisal helps you to modify loan to attract needed lenders. Lender 505570 U S Marine Corps-RETIRED Friday 06.11.10 at 5:15 AM ET	Hello, the loan I am requesting is to help pay for legal fees. I am in the beginning of a legal batter with my ex-wife for custody battle. I am trying to get her and/or the court to allow me equal parenting time with my children. These fees are more then I can afford on my own right now. The children need their father just as much as their mother and she does not think that. Thank you.

Member Payment Dependent Notes Series 527956

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
527956	$10,000	$10,000	17.56%	1.00%	June 24, 2010	June 22, 2015	June 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 527956. Member loan 527956 was requested on June 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	day group	Debt-to-income ratio:	20.72%
Length of employment:	2 years	Location:	north las vegas, NV

Home town:
Current & past employers:	day group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/09/10 > I have been with my same job for 2 years as manager, I am just trying to pay off the high interest credit cards and my car payment. My car payment alone is well above what this loan payment would be, so there is absoluetly no worries in making on time payments. My monthly income is about 3000.00 and i have no house payment. Any questions more than welcomed to contact me. Thank You

A credit bureau reported the following information about this borrower member on June 8, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,625.00	Public Records On File:	0
Revolving Line Utilization:	89.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance.	I have a bank of america credit card at 19 % interest with limit of 3,000 I wish to pay this compleyely off. Also a Chase credit card 20% limit 2,000, I owe 1,600 wish to pay this off also. I also owe 5,500 on our vehicle, 2006 monte carlo which interest is at 18% ii believe. I wanna pay this off also. The car payment alone will more than cover the payment through lending club. I have a Chevron Gas Card at 22% that has 1,000 limit in which i owe 600, that will also me paid off. I have been able to pay off most of my smaller credit cards in the past few months. But need to get this bigger ones paid off, will not be using the accounts afterwards
What is Day Group and what do you do there (what are you managing)?	Day Group is a mother son company thats owns a 7-11 convience store, in which i manage. They are about to open another store in which i will also be managing in which i will be earning more income
Lenders view the loan application featuring the Borrower's Profile [Employer and Employment Length, Monthly Gross Income, Home Ownership, Location, Debt-to-Income Ratio]; The highly condensed Transunion Credit Report [Line totals, i. e, the Revolving Credit Balance total debt but not each balance that could be owed to the possible credit grantees such as Amex, Home Depot, MC, Visa, etc]; And finally, if provided, an optional narrative description. I am interested to help fund your $10,000 Debt Consol category loan. My questions are: If loan 100 pct funds, then Lending Club issued standard promissory note has NO prepayment penalty. You selected the 60-months maximum term repayment that offers the lowest monthly payment. Do you intend to payoff this loan early? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-years? Or use the full 5-yrs maximum time allowed? [The Length of Time question asks for an answer based on current intentions. Every borrower has an initial idea of how long they will continue to pay on their loan before a final payment occurs. Approximate in-years answer appreciated. Your answer will help many lenders who read Q-A's, and myself, to jointly participate helping to fund your loan.] Advance thanks for answer that will help other lenders, and myself, to make an informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Beach, VA Monday 06.14.10 @ 12:33 PM ET.	No I am not planing on taking the full 5 yrs, With the bills that I'm going to paying off, gives me around a extra $600 dollars a month after the payment for this loan, I am going to be paying a extra $200-$300 a month to get this loan paid off, This interest is lower than the credit cards I have and even doubling thier payments is not helping me pay them down very fast because of the interest. I will at least min. be making double payments on this loan so I will have it paid off with 2-3 yrs.

Member Payment Dependent Notes Series 528009

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
528009	$4,500	$4,500	7.88%	1.00%	June 28, 2010	June 27, 2015	June 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 528009. Member loan 528009 was requested on June 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$90,000 / month
Current employer:	St. John Lutheran Church	Debt-to-income ratio:	0.57%
Length of employment:	8 years	Location:	Sykesville, MD

Home town:
Current & past employers:	St. John Lutheran Church
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on June 8, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1983	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	31
Revolving Credit Balance:	$46,337.00	Public Records On File:	0
Revolving Line Utilization:	1.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at St. John Lutheran Church, for $90,000 / month?	Ha - oops, that should be $90,000 per year. I guess I misread the question. I'm the Lead Pastor. StJohnMD.org
Hi. Your credit info shows a revolving credit balance of $46,337. Is that correct? Is that credit card debt, or something else? Are you paying it off? Thanks and good luck with your loan!	That's a second mortgage and we're paying it off.

Member Payment Dependent Notes Series 528467

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
528467	$14,000	$9,625	11.86%	1.00%	June 25, 2010	June 24, 2015	June 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 528467. Member loan 528467 was requested on June 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Visiting Nurse Services of NY	Debt-to-income ratio:	8.23%
Length of employment:	1 year	Location:	BRONX, NY

Home town:
Current & past employers:	Visiting Nurse Services of NY
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/10/10 > Would like to consolidate credit cards and have one payment a month and make my credit score higher

A credit bureau reported the following information about this borrower member on June 10, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,360.00	Public Records On File:	0
Revolving Line Utilization:	57.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Congratulations on your approval from Lending Club. As investors interested in your loan, we are interested in getting an accurate snapshot beyond the provisions in the loan description section. Please feel free to answer the following questions as it pertains to your loan. Your detailed answers would greatly assist investors in funding your loan in a timely manner. 1. Could you please elaborate on the purpose of this loan? How will this loan be used? 2. Who is your employer and what is your position/responsibilities? Any contingency plans should you be laid off from your current position? 3. What are your other $ monthly costs (mortgage, car, utilities, insurance, phone, internet, food, gym, childcare costs as applicable)? 4. Would you please list the details of each loan: who you owe, current balance, interest rate, monthly amount paid? In addition, which ones will/will not be paid? 5. Explanations for any past delinquencies/public records (if any). 6. Can you list any investments and balances? 7. Are you the sole wage earner in your household or is there another? If there is another, what is your combined income? 8. Can you list your savings account balance(s) and/or any other kind of emergency funds? Will you have the LC (lending club) loan automatically withdrawn from your account? We respect your privacy and understand that while these questions may seem intrusive, your answers will help lenders know how this new loan will fit into your budget, and make them feel secure that their money is being invested wisely.	First, I would like to thank you for considering investing in my loan. As you can see my credit is very important to me, so please do not hesitate in thinking I will not pay this loan. My intentions are to actually pay this loan off by next year March, that is when my CD will expire and I will use that money to pay off this loan. I still live at home (rent free) and my car is paid off (no auto loans). My only other recurring bill is my cell phone and the gym about $100.00 a month.

Member Payment Dependent Notes Series 528562

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
528562	$25,000	$15,975	13.98%	1.00%	June 28, 2010	June 25, 2015	June 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 528562. Member loan 528562 was requested on June 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	KM Kelly	Debt-to-income ratio:	10.77%
Length of employment:	6 years	Location:	Charlton, MA

Home town:
Current & past employers:	KM Kelly
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/19/10 > Late Payment is from a car accident in which I was rear ended which will be taken care of after litigation hope this helps.

A credit bureau reported the following information about this borrower member on June 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1988	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	33	Months Since Last Delinquency:	20
Revolving Credit Balance:	$11,534.00	Public Records On File:	0
Revolving Line Utilization:	30.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is KM Kelly and what do you do there?	Type your answer here. It is a Electrical and Mechanical and I&C Contractor that works in the High Tech area. I wear a number of hats from PM,Estimator,Super.
Since this is a debt refinancing loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance.	Type your answer here. Just trying to combine everything into one. Car Loan $ 12,000 pay Bank Loan $ 5800 pay Discover Card $5000 pay Citi Bank $2900 pay
Hello there, I am interested in financing your loan. But please answer these two questions first please: 1. Do you hold the title to your home on *your own name* 2. How much equity do you have on your house? (please provide the home valuation and total balance of the mortgage/heloc loans) Thank you.	Type your answer here.yes and yes

Member Payment Dependent Notes Series 528653

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
528653	$10,750	$10,750	17.19%	1.00%	June 28, 2010	June 28, 2015	June 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 528653. Member loan 528653 was requested on June 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	University of Minnesota	Debt-to-income ratio:	22.95%
Length of employment:	10+ years	Location:	White Bear Lake, MN

Home town:
Current & past employers:	University of Minnesota
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on June 9, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	31
Revolving Credit Balance:	$25,293.00	Public Records On File:	0
Revolving Line Utilization:	84.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Lenders view the loan application featuring the Borrower's Profile [Employer and Employment Length, Monthly Gross Income, Home Ownership, Location, Debt-to-Income Ratio]; The highly condensed Transunion Credit Report [Line totals, i. e, the Revolving Credit Balance total debt but not each balance that could be owed to the possible credit grantees such as Amex, Home Depot, MC, Visa, etc]; And finally, if provided, an optional narrative description. I am interested to help fund your $10,750 Deb Consol category loan. My questions are: Number [1] Position (Job/What you do) for employer Un of Minnesota Gophers? Number [2] Transunion Credit Report shows a $25,293 Revolving Credit Balance total debts (84.30 pct credit usage). What $ payments per month are now being paid on all RCB debts? (Total $ that are actually PAID per month; not the Credit Card minimum $ payments that are DUE per month.) Number [3] If loan 100 pct funds, then Lending Club issued standard promissory note has NO prepayment penalty. You selected a 60-months maximum term repayment that offers a lowest monthly payment. Do you intend to payoff this loan early? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-years? Or use the full 5-yrs maximum time allowed? [The Length of Time question asks for answer based on their current intentions. Every borrower has an initial idea of how long they will continue to pay on their loan before the final payment occurs. Approximate years answer appreciated. Your answer will help many lenders who read Q-A's, and myself, to participate in helping to fund your loan.] Advance thanks for THREE answers that will help other lenders, and myself, to make informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Beach, VA Tuesday 06.15.10 @ 5:50 AM ET.	Funny, I'm going to Virginia Beach soon. Never been there, looking forward to it. I have worked as a training coordinator/emergency preparedness trainer at the University of Minnesota since 1989. I make payments of $500.00 per month for my two credit cards and this loan would pay one off in its entirety and pay down the other one by several thousand dollars. My plan is to pay off the other card and this new loan in two to three years. I start a second job next week that will garner the additional income necessary to do this.
Please list each debt you plan to pay off, including the name of the creditor, the amount owed, and your current actual monthly payment on each debt. Thank you. In addition, list each revolving debt you do not plan to pay off and the monthly payment.	Chase - amount owed is 7000 and will pay that off. Will pay US Bank 4,000, leaving a balance of 11,000k which I pay 300 - 500 a month one. I have no other debt.
Hello there, I am interested in financing your loan. But please answer these two questions first please: 1. Do you hold the title to your home on *your own name* 2. How much equity do you have on your house? (please provide the home valuation and total balance of the mortgage/heloc loans) Thank you.	Yes, The last appraisal was 285 and I owe 240. I purchased the home in 2006 for 227 but spent about 20k in home improvements.
What a coincidence. In August I'm revisiting The Boundary Waters Canoe Area, scenic Ely, Minnesota for week vacation. Enjoyed it last time I was there in Summer 1999. Recommend it to everyone. Lender 505570 USMC-RETIRED 06.15.2010 12:27 PM ET	It's great but make sure to buy some good (DEET) bug spray. My brothers, who are also former USN/USMC, can't make it through the week ujp there without it.
Borrower, Thanks for prompt reply to my asked questions. Earlier today I sent to you an email concerning required borrower employment-income verification a/k/a "Credit Review". If your bank account shows the less than $1 trial deposit posted; then your 1st priority becomes to contact Home Office Credit Reviewers ASAP. Follow-up by sending to them the required income documents that they requested. That way your loan will have a "running start" out of the gate hopefully towards loan's full funding before 14-days maximum listing expires. Over and out. Lender 505570 USMC-RETIRED 06.15.2010 12:34 PM ET.	Hmm, haven't seen a request for income verification but will check the site again. This process feels oddly like I'm borrowing from a distant relative, an uncle perhaps. Not sure if that is good or bad or if I will continue this process.
When was that home appraisal performed because Zillow.com says an average home in White Bear Lake, MN purchased in 2006 with the same selling price as yours ($227k) would be worth around $171,000 now. Adding $20k in improvements leaves you with about $50k in negative equity. Please be honest, are you underwater? A lot of people are. I'm not asking to find out if you have a HELOC to tap. I'm asking because the amount of negative(or positive) equity is an indicator. It tells me how likely you are to stay in your house. It tells me how likely you are to repay your loan. I have very little information to base my lending on, so I look for outside validation to check borrowers statements. I'm not a big bank that can get a bailout if you bail on the loan. I'm a person just like you. -LL	The only underwater part of my finances is that I have overused bm credit cards and that is unlike me and will not happen again. My short term solution is to pay down the cards with this kind of loan. My long term solutionis to earn an extra 1k/month and pay down the rest. My home is more because I have spent money improving it. It's a two story brick home, 4+ BR, 2+bath, with all new flooring, appliances, and both baths and the kitchen updated so I'm confident in the 2008 appraisal of 285.
Borrower, After P2P lending media coverage, loans now 2X to 3X prior listing levels; 350 - 400 loans are listed daily. High-quality, credit-worthy borrowers increased demand for Credit Card Refinance, Debt Consolidation, Home Improvement loans. Partially funded loan exceeding 60 pct is eligible for issue. $10 - $25K range loans end at approximately 70 percent funded when 14-days time expired. An option is to accept partially funded loan or cancel. Another option is re-list same or modified loan version 14-days time. The chances are excellent that an already employment - income verified "Approved" for issue loan that is relisted for 14-days will fund at higher level than did orginally did. After 11 full days listed, $10,750 loan 67 pct funded. 3 days remains before 14-days expires. Good news is loan funding pace always quickens closer loan approaches 14-days expiration. Question: If loan ends 70 or hopefully higher percent funded when the 14-days maximum time expires, will you accept a partially funded loan? Or do you intend to cancel loan and to re-list? Following loan information could be beneficial to you. FYI: Simultaneous Loans Lending Club Help, Borrower Information, How It Works, Can I Apply for Multiple Loans? "You may be able to apply for a second loan after 6 months of current payments in an existing loan. You can only have maximum of 2 loans in active repayment status on Lending Club. Borrower Membership Agreement, Section 3, "Loan Requests", Sentence 2 "You may not post more than one loan request on the site at a time and you may not have more than two loans outstanding at any given time". Summary: After initial loan issued and borrower payments are current for 6 months, subject to borrower credit review requirement, borrower can list their second loan for lender consideration and possible funding. In interim, borrower can advantageously use a lower APR pct loan's net proceeds and partially payoff higher pct Credit Card Revolving Credit Balance existing debts. Advance thanks for your answer to question accepting partially funded loan. Lender 505570 USMC-RETIRED Friday 06.25.2010 at 9:51 AM ET	Thanks for all the information although I honestly don't understand much of if. I will proably cancel this as my second job is already adding over 200 a week to my income which will enable me to pay an extra 1000 a month on my card balances. And I'm in the process of a refi which will lower my mortgage payments 300 a month. The lending club was an option that I was curious about and thus applied but it doesn't seem to be working out. PS I'm up north this week and it's been storming every day. Hope you have better weather for your BWCA. Thanks again.

Member Payment Dependent Notes Series 528741

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
528741	$25,000	$18,425	11.86%	1.00%	June 24, 2010	June 23, 2015	June 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 528741. Member loan 528741 was requested on June 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	four winds interactive	Debt-to-income ratio:	14.27%
Length of employment:	1 year	Location:	Parker, CO

Home town:
Current & past employers:	four winds interactive
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on June 9, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1991	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,132.00	Public Records On File:	0
Revolving Line Utilization:	48.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance	Bank of America - $14,000 - will Discover - $6800 - will Citi -$7000 - won't
Hello there, I am interested in financing your loan. But please answer these two questions first please: 1. Do you hold the title to your home on *your own name* 2. How much equity do you have on your house? (please provide the home valuation and total balance of the mortgage/heloc loans) Thank you.	1 - yes 2- not sure, the value of the house went down a little $263K 69K -2nd. The estimated value of the house is $400K
Why do you need $25,000 when your revolving credit balance is approximately $10,000?	I have some debts under my wife's name too. Thanks!
What is your job at four winds? Since you have only been there for 1 year, what was your previous employment? Also, are you the sole wage earner? Thanks.	I am a QA director. I worked at McGraw Hills before Four Winds. And yes, i am the sole wage earner. Thanks!

Member Payment Dependent Notes Series 528810

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
528810	$12,250	$12,250	16.45%	1.00%	June 28, 2010	June 28, 2015	June 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 528810. Member loan 528810 was requested on June 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,490 / month
Current employer:	The Henry County Bank & Self	Debt-to-income ratio:	14.14%
Length of employment:	10+ years	Location:	Napoleon, OH

Home town:
Current & past employers:	The Henry County Bank & Self
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/21/10 > I am consolidating bills along with helping pay for expenses from my mothers estate. As soon as it is settled I will be refunded this amount and more.

A credit bureau reported the following information about this borrower member on June 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	28
Revolving Credit Balance:	$4,105.00	Public Records On File:	0
Revolving Line Utilization:	80.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Borrower, NO questions are asked; NO answers are required. Email is only F-Y-I. After The Lending Club Home Office less than $1 trial deposit verifies borrower bank account, your loan NEXT step is required borrower Employment-Income Verification "Credit Review". Employment verification independent of income verification and vice verse. A Home Office Credit Reviewer will contact you by email or by telephone. Reviewer will tell you that for the loan category and loan's $ amount what income documents you must submit- 2 Earnings Statements, or a 2009 IRS 1040, or, if self-employed or a small business owner, a IRS Form T4506 Request for Copy Income Tax Return. Reviewer provides the receiving Fax Machine telephone number and will indicate preferred format (doc, pdf etc) for transmitting the documents via a email attachment. After Credit Review completed, the loan application we lenders view reflects a borrower Credit Status "Approved" for funded loan's $ deposit. An "Approved" Credit Status benefits borrower because: (1) Your loan will then attract lenders waiting until review process completed before committing their $. (2) After completed, funding pace will quicken. (3) After loan funded, then net $ can be deposited quickly into a already verified bank account. Credit Review the "KEY" for every borrower's loan successful funding. Consider a Credit Review to be PROACTIVE. It can be completed quickly if borrower initiated. BEST THAT A CREDIT REVIEW COMPLETED DURING THE LOANS EARLY FUNDING. WAITING UNTIL A LISTING AT VERY END CREATES CHAIN-REACTION DELAY IN APPROVAL, FUNDING AND DEPOSITING $. A Credit Reviewer's goal is to complete a required borrower Credit Review within 4-days after loan listed. If Credit Reviewer does N-O-T contact you within 3-days your loan's listed date, then AFTER verifying the less than $1 trial deposit posted to your bank account, YOU should ASAP initiate contact with Credit Review. Refer to "CONTACT US" link located bottom L C Home Page. Therein is Member Support Department's email address and Toll Free telephone number. Home Office closed on Sat, Sun, national, and certain, California Holidays. Earlier borrower Credit Review completed, loan is "APPROVED" for later issue, means sooner loan attracts interested lenders who actually commit $ to help to fund loans. Loans that require an excessive time for a Credit Review to be completed because of "I'll do it when more convenient" borrower procrastination, then their $ funding always lags far-behind loans listed same day but Credit Review is quickly completed and loan is "Approved" for later issue. A participating lenders role is to exclusively fund their selected loans; we do nothing else. Home Office Credit Reviewer are only persons who conduct the borrowers employment and income verification. They are only persons that the borrower sends ALL required income documents. I'll revisit shortly; then I'll ask questions about requested loan. Information benefits a 1ST time borrower. Lender 505570 U S Marine Corps-RETIRED, Virginia Beach, VA Tuesday 06.15.2010 at 05:25 AM ET.	Any information needed I will supply.
Lenders view the loan application featuring the Borrower's Profile [Employer and Employment Length, Monthly Gross Income, Home Ownership, Location, Debt-to-Income Ratio]; The highly condensed Transunion Credit Report [Line totals, i. e, the Revolving Credit Balance total debt but not each balance that could be owed to the possible credit grantees such as Amex, Home Depot, MC, Visa, etc]; And finally, if provided, an optional narrative description. I am interested to help fund your $12,500 Debt Consol category loan. My questions are: Number [1] Position (Job/What you do) for employer Henry County Bank? Number [2] Transunion Credit Report shows a $4,105 Revolving Credit Balance total debts (81.50 pct credit usage). What $ payments per month are now being paid on all RCB debts? (Total $ that are actually PAID per month; not the Credit Card minimum $ payments that are DUE per month.) Number [3] $12,500 loan; $4,105 Revolving Credit Balance; $8,395 is the extra cash that you will be receiving (less your loan's origination fee) that is either consolidating or is refinancing what debts that are not curently included Transunion Credit Report Revolving Credit Balance total debts? Number [4] If loan 100 pct funds, then Lending Club issued standard promissory note has NO prepayment penalty. You selected a 60-months maximum term repayment that offers a lowest monthly payment. Do you intend to payoff this loan early? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-years? Or use the full 5-yrs maximum time allowed? [The Length of Time question asks for answer based on current intentions. Every borrower has an initial idea of how long they will continue to pay on their loan before the final payment occurs. An approximate in years answer appreciated. Your answer will help many lenders who read Q-A's, and myself, to participate in helping to fund your loan.] Advance thanks for FOUR answers that will help other lenders, and myself, to make informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Beach, VA Tuesday 06.15.10 @ 6:09 AM ET.	I am the head teller at the HCB. My goal is to pay this off in 6 months. I plan on making regular payments to make sure alls well and then I will pay this off. RCB balances are the payment plus 50 to 100 extra currently.If I don't have it paid off in 6 months, it would be a year tops.
Hello there, I am interested in financing your loan. But please answer these two questions first please: 1. Do you hold the title to your home on *your own name* 2. How much equity do you have on your house? (please provide the home valuation and total balance of the mortgage/heloc loans) Thank you.	I have equity in my home to cover this loan, but I want to do this on my own. My plan is to have this loan paid off in six months.
Hello there, I am interested in financing your loan. But please answer these two questions first please: 1. Do you hold the title to your home on *your own name* 2. How much equity do you have on your house? (please provide the home valuation and total balance of the mortgage/heloc loans) Thank you.	I hold the mortgage with my husband. I have equity in my home of more than enough to cover this loan, but I want to do this loan on my own. My goal is to pay this off within six months.

Member Payment Dependent Notes Series 528912

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
528912	$10,000	$9,225	7.88%	1.00%	June 24, 2010	June 23, 2015	June 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 528912. Member loan 528912 was requested on June 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,900 / month
Current employer:	Boston ABA	Debt-to-income ratio:	22.15%
Length of employment:	< 1 year	Location:	Lincoln, MA

Home town:
Current & past employers:	Boston ABA
Education:

This borrower member posted the following loan description, which has not been verified:

To all generous and interested parties, My fiancee and I met eight years ago at music school in Los Angeles. I was getting my bachelor's degree in vocal performance, and he was getting his double master's degree in piano performance and composition. After several years of making great music together, he surprised me with a beautiful wedding proposal in Concord, Massachusetts at the Old North Bridge (the seat of the country's birth, and for me a Revolutionary War and Little Women aficionado, and for him, the setting of his current opera on the New England transcendentalists--a thrilling experience). The fourteen months since that wonderful weekend have been, if nothing else, an adventure. We have since moved to Concord where he is getting a master's and doctorate in Music Therapy and working as a behavioral therapist with autistic children. And I have started a new business in early childhood music education and am also working as a massage therapist. Although we are planning a simple wedding in the woods in California, it is very much do-it-yourself, including all the financing, as well as being planned from across the country. We are in need of some temporary financial assistance to make our wedding a reality, due to our recent 3000 mile move. Thank you for your consideration and any help you can offer would be MOST appreciated. Borrower added on 06/21/10 > We're almost to our full funding...please help us get there! And THANK YOU to everybody who has invested in us so far!

A credit bureau reported the following information about this borrower member on May 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,588.00	Public Records On File:	0
Revolving Line Utilization:	61.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 529066

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
529066	$9,600	$9,600	7.14%	1.00%	June 29, 2010	July 2, 2013	July 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 529066. Member loan 529066 was requested on June 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,133 / month
Current employer:	iParty Corp.	Debt-to-income ratio:	13.05%
Length of employment:	6 years	Location:	SOUTHBOROUGH, MA

Home town:
Current & past employers:	iParty Corp.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on June 10, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	34
Revolving Credit Balance:	$7,701.00	Public Records On File:	0
Revolving Line Utilization:	8.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Borrower Profile does not show either Employer or Length of Employment. What are sources of total $ reported Gross Income per month: Annuity? Civil Service? Disability? Investents? Military-VA? Pension? Rentals? Social Security? If self-employed, what is your occupation? If a small business owner, what is description of your primary business? Thanks for answers. Lender 505570 USMC-RETIRED Virginia Beach, VA Saturday 06.19.2010 at 12:11 PM ET	I am employed full time for over 5 years with iParty Corp. I work as a graphic designer.
What do you plan to use the loan for? Loan description?	To pay off my higher interest credit cards, as well as paying for work needed on my car.

Member Payment Dependent Notes Series 529084

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
529084	$12,000	$9,925	17.19%	1.00%	June 24, 2010	June 24, 2015	June 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 529084. Member loan 529084 was requested on June 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,083 / month
Current employer:	Bell Hospital	Debt-to-income ratio:	20.38%
Length of employment:	7 years	Location:	Ishpeming, MI

Home town:
Current & past employers:	Bell Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/10/10 > I am in a very secure job. I have some credit card debt with interest rates higher than they should be. I am always current on my bills and payments. My credit score is lower than I would like, 715 due to credit card debt. I plan on aggressively paying down my debt to be debt free within 48 months. Borrower added on 06/10/10 > By securing this loan, I will lower my monthly payments by $50.00, however the loan will pay 4 accounts in full. Borrower added on 06/12/10 > I realize I have fallen into the credit card trap through no fault but my own. Once this credit card debt is paid, I will keep one card for emergency use only. The other accounts I will close over a period of time as to not damage my credit by closing them all at once. Prior to the credit card regulations changing, I had 3 companies that lowered my credit limit drastically without warning which in turn put me near my limit, thus lowering my score and making me appear more of a risk. I cannot express how much I want to get rid of this credit card debt and vow not to make the same mistake again. Although I can make my monthly payments, I am only paying the minimum on most and some have interest of 25% to 27%. Thank you for your consideration. Borrower added on 06/15/10 > I would like to clarify my comment about lowering my monthly payments by 50.00 by stating this would include payment to the Lending Club investors as well. One of the creditors that would be paid in full is Citi-Financial which I currently have a monthly payment of $176.00, others are Capital One, Chase and Juniper. I have created a monthly budget offered through my bank. Also I do bill pay and have auto withdrawal set up on some accounts which are a tremendous aid in keeping current. My bills are paid before the due date every month and as you can see I have zero delinquencies. The only recent blemish is a $43.00 medical bill which has been paid for several months now but continues to show on my credit report.

A credit bureau reported the following information about this borrower member on June 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1988	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	38
Revolving Credit Balance:	$17,578.00	Public Records On File:	1
Revolving Line Utilization:	76.80%	Months Since Last Record:	116
Inquiries in the Last 6 Months:	6

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But please answer these two questions first please: 1. Do you hold the title to your home on *your own name* 2. How much equity do you have on your house? (please provide the home valuation and total balance of the mortgage/heloc loans) Thank you.	My husband and I are joint on the title. I just called the bank to acquire my balance and todays pay off would be 74,0551.40. The last appraisal valued the home at 85,600.00.
Lenders view the loan application featuring the Borrower's Profile [Employer and Employment Length, Monthly Gross Income, Home Ownership, Location, Debt-to-Income Ratio]; The highly condensed Transunion Credit Report [Line totals, i. e, the Revolving Credit Balance total debt but not each balance that could be owed to the possible credit grantees such as Amex, Home Depot, MC, Visa, etc]; And finally, if provided, an optional narrative description. I am interested to help fund your $12,000 Deb Consol category loan. My questions are: Number [1] Position (Job/What you do) for employer Bell Hospital? Number [2] If loan 100 pct funds, then Lending Club issued standard promissory note has NO prepayment penalty. You selected a 60-months maximum term repayment that offers a lowest monthly payment. Do you intend to payoff this loan early? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-years? Or use the full 5-yrs maximum time allowed? [The Length of Time question asks for answer based on current intentions. Every borrower has an initial idea of how long they will continue to pay on their loan before the final payment occurs. An approximate in years answer appreciated. Your answer will help many lenders who read Q-A's, and myself, to participate in helping to fund your loan.] Advance thanks for TWO answers that will help other lenders, and myself, to make a informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Beach, VA Monday 06.14.10 @ 12:39 PM ET.	I am a financial assistance counselor to patients with either no insurance benefits or inadequate insurance. I assist these folks in finding coverage or reducing their medical bills based on their financial status. I am hopeful that I could repay the loan in less than 4 years. I am currently working full time at Bell and also am self employed in direct sales. I did not list my direct sales income initially, however last year I netted about 4800.00. I will do whatever it takes to pay down this credit card debt and I realize that working more hours is just one way to do that. I truly appreciate everyones consideration. Thank you.
Thank you for taking the time to answer lender questions and for the information you have provided. I am going to help fund your loan. That said, please remember that this loan is being funded by real people that believe in you and what you have told us. Remember, if you fail to make payments it does not hurt some megabank, but rather, you are directly affecting our lives. As small lenders we simply ask that you be a responsible borrower and take your obligation serioursly. Best of luck to you.	Thank you for giving me this opportunity. I can honestly say that paying all of you wonderful people back will be a top priority. I will not let you or myself down. I have been truthful in the information I have given. I am working full time plus I am doing direct sales with 2 different companies. I will work diligently to pay back all of you.
Borrower, After P2P lending recent media coverage, Lending Club loans at 2X to 3X premedia daily listing levels. Currently 350 to 400 loans listed per day. Number of high-quality, credit-worthy borrowers increased demand for Credit Card Refinance, Debt Consolidation, or Home Improvement loans. Result is especially the $10K to $25K range loans end approximately 70 percent funded when 14-days time expired. One option is to accept a partially funded loan or cancel loan. Another option is to re-list same or modified version loan another 14-days time. Unless the borrower volume decreases, (unlikely), or the number of active lenders increases, (possibility), or combination both simultaneously occurs, the re-listed loan option will result in repeat of approximately 70 percent funded when 14-days lime expires. $12,000 loan currently 55 percent funded after 13 full days listed. 1 days time remains before 14-days time expires. Good news is every loans funding pace always quickens the closer loan approaches 14-days time expiration. Question: If loan ends approximately 70 percent or hopefully higher percentage funded when the 14-days maximum time expires, will you accept partially funded loan? Or will you instead re-list loan later for lender consideration? Following loan related information could be beneficial to you. FYI: Simultaneous Loans Lending Club Help, Borrower Information, How It Works, Can I Apply for Multiple Loans? "You may be able to apply for a second loan after 6 months of current payments in an existing loan. You can only have maximum of 2 loans in active repayment status on Lending Club. Borrower Membership Agreement, Section 3, "Loan Requests", Sentence 2 "You may not post more than one loan request on the site at a time and you may not have more than two loans outstanding at any given time". Summary: After initial loan issued and borrower payments are current for 6 months, subject to the borrower credit review requirements, borrower can list a second loan for lender consideration and possible funding. In interim, borrower can advantageously use lower percent APR loan's net proceeds to partially payoff higher 19.99 pct, 23 pct, 27.99, 29.99 pct. al, the Credit Card Revolving Credit Balance existing debts. Advance thanks for your answer to question accepting partially funded loan. Lender 505570 USMC-RETIRED Tuesday 06.22.2010 at 10:31 AM ET	I have been reviewing the Borrower information section and have been contemplating the very same inquiry you have mentioned. I am leaning towards accepting a partial funding and paying down as much as I can with it. Six months or so down the road, I can revisit the possibility of a second loan if necessary. I would keep my repayment at 60 months on a partial funding which would enable me to stay on target for paying my debt off in 48 months. Thank you for your input.
would you please explain the record that is listed on your credit report 116 months ago? Thank You	I had a small medical bill $43.00 that was in dispute over insurance billing. I believed my insurance had taken care of it when it had not. I moved and did not leave a forwarding address and the provider referred the balance to an agency. Once I learned of this, I paid the account in full however it remained on my credit report.

Member Payment Dependent Notes Series 529090

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
529090	$24,250	$24,250	10.38%	1.00%	June 29, 2010	July 1, 2013	July 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 529090. Member loan 529090 was requested on June 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,558 / month
Current employer:	Alcatel-Lucent Inc	Debt-to-income ratio:	11.64%
Length of employment:	10+ years	Location:	BLACKWOOD, NJ

Home town:
Current & past employers:	Alcatel-Lucent Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/17/10 > 2nd step in regaining Financial Control following successful Mortagge consolidation.

A credit bureau reported the following information about this borrower member on June 17, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1970	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,518.00	Public Records On File:	0
Revolving Line Utilization:	22.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But please answer these two questions first please: 1. Do you hold the title to your home on *your own name* 2. How much equity do you have on your house? (please provide the home valuation and total balance of the mortgage/heloc loans) Thank you.	Title is held jointly with my wife Eleanor. Mortgages were recently consolidated (about 4 months ago); value at that time was $355,000, and unpaid pricipal amount is $282,000.
What are your other $ monthly costs (mortgage, car, utilities, any CC debt/loans not replaced by this loan, insurance, phone, internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to this Q	Mortgage, insurance Taxes - $2,092 Utilities - ~ $350 TV/Internet/Phone - $210 Auto Lease - $360 Food/Household Goods - $600 CC Debts - $400 Gas for Autos - $110 Misc (Newspapers, etc) - $100
1. Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2. Please list your loan amounts & interest rates. 3. Are you the sole wage earner?	Mortgage, Insurance, Taxes - $2092 Auto Lease - $360 Utiltiies - ~$350 TV/Internet/Phone - $210 Food/Household Goods - $600 Payment on CC debts not covered by this loas - $400 (interest varies from 14% - 29%) Wife also earns.
Could you list a detailed credit card information?	I'm not sure how to answer this. This can get quite extensive. Every penny of this loan will go to consolidate Credit cards.

Member Payment Dependent Notes Series 529161

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
529161	$15,000	$15,000	16.82%	1.00%	June 29, 2010	June 28, 2015	June 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 529161. Member loan 529161 was requested on June 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Heart South Cardiovascular	Debt-to-income ratio:	21.87%
Length of employment:	4 years	Location:	PELHAM, AL

Home town:
Current & past employers:	Heart South Cardiovascular
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on June 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$41,489.00	Public Records On File:	0
Revolving Line Utilization:	91.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Borrower, NO questions are asked; NO answers are required. Email is only F-Y-I. After The Lending Club Home Office less than $1 trial deposit verifies borrower bank account, your loan NEXT step is required borrower Employment-Income Verification "Credit Review". Employment verification independent of income verification and vice verse. A Home Office Credit Reviewer will contact you by email or by telephone. Reviewer will tell you that for the loan category and loan's $ amount what income documents you must submit- 2 Earnings Statements, or a 2009 IRS 1040, or, if self-employed or a small business owner, a IRS Form T4506 Request for Copy Income Tax Return. Reviewer provides the receiving Fax Machine telephone number and will indicate preferred format (doc, pdf etc) for transmitting the documents via a email attachment. After Credit Review completed, the loan application we lenders view reflects a borrower Credit Status "Approved" for funded loan's $ deposit. An "Approved" Credit Status benefits borrower because: (1) Your loan will then attract lenders waiting until review process completed before committing their $. (2) After completed, funding pace will quicken. (3) After loan funded, then net $ can be deposited quickly into a already verified bank account. Credit Review the "KEY" for every borrower's loan successful funding. Consider a Credit Review to be PROACTIVE. It can be completed quickly if borrower initiated. BEST THAT A CREDIT REVIEW COMPLETED DURING THE LOANS EARLY FUNDING. WAITING UNTIL A LISTING AT VERY END CREATES CHAIN-REACTION DELAY IN APPROVAL, FUNDING AND DEPOSITING $. A Credit Reviewer's goal is to complete a required borrower Credit Review within 4-days after loan listed. If Credit Reviewer does N-O-T contact you within 3-days your loan's listed date, then AFTER verifying the less than $1 trial deposit posted to your bank account, YOU should ASAP initiate contact with Credit Review. Refer to "CONTACT US" link located bottom L C Home Page. Therein is Member Support Department's email address and Toll Free telephone number. Home Office closed on Sat, Sun, national, and certain, California Holidays. Earlier borrower Credit Review completed, loan is "APPROVED" for later issue, means sooner loan attracts interested lenders who actually commit $ to help to fund loans. Loans that require an excessive time for a Credit Review to be completed because of "I'll do it when more convenient" borrower procrastination, then their $ funding always lags far-behind loans listed same day but Credit Review is quickly completed and loan is "Approved" for later issue. A participating lenders role is to exclusively fund their selected loans; we do nothing else. Home Office Credit Reviewer are only persons who conduct the borrowers employment and income verification. They are only persons that the borrower sends ALL required income documents. I'll revisit shortly; then I'll ask questions about requested loan. Information benefits a 1ST time borrower. Lender 505570 U S Marine Corps-RETIRED, Virginia Beach, VA Tuesday 06.15.2010 at 05:25 AM ET.	Thank you for the information. This first-time borrower certainly appreciates it.
Please itemize your large revolving debt, which is listed as $41,489. Please list each debt you plan to pay off, including the name of the creditor, the amount owed, and your current actual monthly payment on each debt. Thank you.	Bank of America - $11,164 (min. $434) Citibank - $7,502 (min. $250) Rooms to Go - $3,928 (min. $131) Lowes - $1,997 (min. $61) Best Buy - $555 (min. $10) Old Navy - $171 (min. $10) I believe the remaining balance is from a car lease on which I am paying. The Bank of America balance will be paid off in 3 years at the current rate. All of the other debt I hope to consolidate with this loan which will be at a lower interest rate compared to what I am currently paying. My goal is to be out of debt except for home and car in 3 years. I've recently been through a divorce, and it has been tough. I do appreciate your consideration. Thanks.
Hello there, I am interested in financing your loan. But please answer these two questions first please: 1. Do you hold the title to your home on *your own name* 2. How much equity do you have on your house? (please provide the home valuation and total balance of the mortgage/heloc loans) Thank you.	Thank you for your interest in financing my loan. I do hold the title to my home, in my own name. The home has been appraised at $295,000. I owe CitiMortgage $276,000.
Thank you for taking the time to answer lender questions and for the information you have provided. I am going to help fund your loan. That said, please remember that this loan is being funded by real people that believe in you and what you have told us. Remember, if you fail to make payments it does not hurt some megabank, but rather, you are directly affecting our lives. As small lenders we simply ask that you be a responsible borrower and take your obligation serioursly. Best of luck to you.	Thank you so very much. As I have noted, I am determined to getting out of debt. It is a terrible feeling!! Thanks again.
Borrower, Thanks for prompt reply to my asked questions. Earlier today I sent to you an email concerning required borrower employment-income verification a/k/a "Credit Review". If your bank account shows the less than $1 trial deposit posted; then your 1st priority becomes to contact Home Office Credit Reviewers ASAP. Follow-up by sending to them the required income documents that they requested. That way your loan will have a "running start" out of the gate hopefully towards loan's full funding before 14-days maximum listing expires. Over and out. Lender 505570 USMC-RETIRED 06.15.2010 12:34 PM ET.	Thank you very much for the information. Will take your advice.
Lenders view the loan application featuring the Borrower's Profile [Employer and Employment Length, Monthly Gross Income, Home Ownership, Location, Debt-to-Income Ratio]; The highly condensed Transunion Credit Report [Line totals, i. e, the Revolving Credit Balance total debt but not each balance that could be owed to the possible credit grantees such as Amex, Home Depot, MC, Visa, etc]; And finally, if provided, an optional narrative description. I am interested to help fund your $15,000 Debt Consol category loan. My questions are: Number [1] Position (Job/What you do) for employer Heart South Cardiovascular? Number [2] If loan 100 pct funds, then Lending Club issued standard promissory note has NO prepayment penalty. You selected a 60-months maximum term repayment that offers a lowest monthly payment. Do you intend to payoff this loan early? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-years? Or use the full 5-yrs maximum time allowed? [The Length of Time question asks for answer based on current intentions. Every borrower has an initial idea of how long they will continue to pay on their loan before the final payment occurs. An approximate in years answer appreciated. Your answer will help many lenders who read Q-A's, and myself, to participate in helping to fund your loan.] Advance thanks for TWO answers that will help other lenders, and myself, to make a informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Beach, VA Tuesday 06.15.10 @ 1:25 PM ET.	I am a nurse practitioner. I selected the 60 month max term for repayment, but have every intention of paying it off early. I would like to be debt-free (except home and car) within 3 years. Thanks.
Borrower, After P2P lending media coverage, loans now 2X to 3X prior listing levels; 350 - 400 loans are listed daily. High-quality, credit-worthy borrowers increased demand for Credit Card Refinance, Debt Consolidation, Home Improvement loans. Partially funded loan exceeding 60 pct is eligible for issue. $10 - $25K range loans end at approximately 70 percent funded when 14-days time expired. An option is to accept partially funded loan or cancel. Another option is re-list same or modified loan version 14-days time. The chances are excellent that an already employment - income verified "Approved" for issue loan that is relisted for 14-days will fund at higher level than did orginally did. After 11 full days listed, $15,000 loan 47 pct funded. 3 days remains before 14-days expires. Good news is loan funding pace always quickens closer loan approaches 14-days expiration. Question: If loan ends 70 or hopefully higher percent funded when the 14-days maximum time expires, will you accept a partially funded loan? Or do you intend to cancel loan and to re-list? Following loan information could be beneficial to you. FYI: Simultaneous Loans Lending Club Help, Borrower Information, How It Works, Can I Apply for Multiple Loans? "You may be able to apply for a second loan after 6 months of current payments in an existing loan. You can only have maximum of 2 loans in active repayment status on Lending Club. Borrower Membership Agreement, Section 3, "Loan Requests", Sentence 2 "You may not post more than one loan request on the site at a time and you may not have more than two loans outstanding at any given time". Summary: After initial loan issued and borrower payments are current for 6 months, subject to borrower credit review requirement, borrower can list their second loan for lender consideration and possible funding. In interim, borrower can advantageously use a lower APR pct loan's net proceeds and partially payoff higher pct Credit Card Revolving Credit Balance existing debts. Advance thanks for your answer to question accepting partially funded loan. Lender 505570 USMC-RETIRED Friday 06.25.2010 at 9:51 AM ET	I intend to accept the partially funded loan. As you mentioned, it would benefit me to take advantage of the lower interest rate. Thank you for the information!

Member Payment Dependent Notes Series 529176

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
529176	$10,000	$10,000	7.14%	1.00%	June 25, 2010	June 24, 2013	June 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 529176. Member loan 529176 was requested on June 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,250 / month
Current employer:	QuadraMed	Debt-to-income ratio:	6.17%
Length of employment:	9 years	Location:	RESTON, VA

Home town:
Current & past employers:	QuadraMed
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/14/10 > This loan if for a surprise gift vacation for my girlfriend. We have been talking about this trip to Europe for sometime now. Now I want to surprise her on our 5th year anniversary. I work for a software development company and I am the Director of product development with a team of 75 members. I have been with this company for last 9 years and has grown personally with the company. I have a steady income and my credit rating is excellent. I never default on my payments on anything. Hope this helps the lenders to qualify my application and make an informed decision. Thanks.

A credit bureau reported the following information about this borrower member on June 10, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,990.00	Public Records On File:	0
Revolving Line Utilization:	16.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you plan to use this loan for? Loan description?	Vacation.
Could you be more specific when you say vacation as to what the intended funds will be used for? Thanks.	This is for a surprise vacation for my girlfriend. She always wanted to go to Europe(Italy and France). Plan is to make a 10 day trip to Italy, France and Switzerland.
What is QuadraMed and what do you do there? How do you feel about credit ratings? Is there any other household income?	Quadramed is a leading healthcare software development company. I am one of the Director of Product Development.

Member Payment Dependent Notes Series 529209

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
529209	$12,000	$12,000	17.56%	1.00%	June 24, 2010	June 24, 2015	June 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 529209. Member loan 529209 was requested on June 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Cleary Gottlieb	Debt-to-income ratio:	9.90%
Length of employment:	5 years	Location:	Staten Island, NY

Home town:
Current & past employers:	Cleary Gottlieb
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/10/10 > Looking to consolidating balances from 5 different credit cards into one monthly payment. While doing so, I will be able to move some revolving debt into a more easy installment payment with a lower interest rate. Borrower added on 06/11/10 > I would also like to thank everyone in advance for funding this loan. I, myself, also invest in loans for others on this site and it's great to be able to see it come back around when needed.

A credit bureau reported the following information about this borrower member on June 10, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	43
Revolving Credit Balance:	$25,412.00	Public Records On File:	0
Revolving Line Utilization:	76.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
You have over $25,000 in revolving debt. Please list each of the debts you plan to pay off as well as each of the debts you will not be paying off. Also, for each debt listed, indicate your current actual monthly payment. Thank you.	Credit cards to pay off: Home Depot: $3,984 - $120 Capital One: $1,289 - $39 Merrick Bank: $1,257 - $38 Citi Dividend: $4508 - $135 Card not paying off: Citi PremierPass $5,162 - $155 Citi Checking Plus: $8,580 - $257 I plan on not having the current balances when I get the loan issued as I will be paying down most of these with some cash I have in savings. Therefore, these totals will be lower and I will be able to include the PremierPass card in the consolidation.
what is Cleary Gottlieb and what do you do there? What is the interest rate on your current credit cards?	Cleary Gottlieb is an international corporate law firm. I work in their IT department. Current interest rates on the cards that I am looking to move into an installment loan range from 17 - 26%.
Lenders view the loan application featuring the Borrower's Profile [Employer and Employment Length, Monthly Gross Income, Home Ownership, Location, Debt-to-Income Ratio]; The highly condensed Transunion Credit Report [Line totals, i. e, the Revolving Credit Balance total debt but not each balance that could be owed to the possible credit grantees such as Amex, Home Depot, MC, Visa, etc]; And finally, if provided, an optional narrative description. I am interested to help fund your $12.000 Debt Consol category loan. My questions are: If loan 100 pct funds, then Lending Club issued standard promissory note has NO prepayment penalty. You selected the 60-months maximum term repayment that offers the lowest monthly payment. Do you intend to payoff this loan early? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-years? Or use the full 5-yrs maximum time allowed? [The Length of Time question asks for an answer based on current intentions. Every borrower has an initial idea of how long they will continue to pay on their loan before a final payment occurs. Approximate in years answer appreciated. Your answer will help many lenders who read Q-A's, and myself, to jointly participate helping to fund your loan.] Advance thanks for answer that will help other lenders, and myself, to make their informed ecision. Lender 505570 U S Marine Corps RETIRED, Virginia Beach, VA Monday 06.14.10 @ 12:47 PM ET.	That is a very good question. At this point in time, I plan on utilizing the full 5 years in order to pay off the installment debt completely. The only thing that could trigger a loan payoff at any given point within that 5 years would be if I came across a lump sum of unexpected funds. Obviously, I do not expect this to happen.
I hope this is not the case, but if your loan does not fully fund, do you plan to accept the loan as funded or something else? Thank You	I will accept the loan no matter what % is funded. I am using this loan strickly for the purpose of moving revolving debt into installment. I would like to be able to shift 12K, but if it's less, so be it. Thanks
Borrower, After P2P lending recent media coverage, Lending Club loans at 2X to 3X premedia daily listing levels. Currently 350 to 400 loans listed per day. Number of high-quality, credit-worthy borrowers increased demand for Credit Card Refinance, Debt Consolidation, or Home Improvement loans. Result is especially the $10K to $25K range loans end approximately 70 percent funded when 14-days time expired. One option is to accept a partially funded loan or cancel loan. Another option is to re-list same or modified version loan another 14-days time. Unless the borrower volume decreases, (unlikely), or the number of active lenders increases, (possibility), or combination both simultaneously occurs, the re-listed loan option will result in repeat of approximately 70 percent funded when 14-days lime expires. $12,000 loan currently 66 percent funded after 12 full days listed. 2 days time remains before 14-days time expires. Good news is every loans funding pace always quickens the closer loan approaches 14-days time expiration. Question: If loan ends approximately 70 percent or hopefully higher percentage funded when the 14-days maximum time expires, will you accept partially funded loan? Or will you instead re-list loan later for lender consideration? Following loan related information could be beneficial to you. FYI: Simultaneous Loans Lending Club Help, Borrower Information, How It Works, Can I Apply for Multiple Loans? "You may be able to apply for a second loan after 6 months of current payments in an existing loan. You can only have maximum of 2 loans in active repayment status on Lending Club. Borrower Membership Agreement, Section 3, "Loan Requests", Sentence 2 "You may not post more than one loan request on the site at a time and you may not have more than two loans outstanding at any given time". Summary: After initial loan issued and borrower payments are current for 6 months, subject to the borrower credit review requirements, borrower can list a second loan for lender consideration and possible funding. In interim, borrower can advantageously use lower percent APR loan's net proceeds to partially payoff higher 19.99 pct, 23 pct, 27.99, 29.99 pct. al, the Credit Card Revolving Credit Balance existing debts. Advance thanks for your answer to question accepting partially funded loan. Lender 505570 USMC-RETIRED Tuesday 06.22.2010 at 10:31 AM ET	This was answered already. Please let me know if you need any clarification.

Member Payment Dependent Notes Series 529210

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
529210	$24,000	$15,200	17.19%	1.00%	June 25, 2010	June 24, 2015	June 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 529210. Member loan 529210 was requested on June 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,317 / month
Current employer:	Tulsa Public Schools	Debt-to-income ratio:	9.50%
Length of employment:	1 year	Location:	TULSA, OK

Home town:
Current & past employers:	Tulsa Public Schools
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/20/10 > consolidating credit cards Borrower added on 05/21/10 > consolidate credit card debt and finances

A credit bureau reported the following information about this borrower member on May 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	27	Months Since Last Delinquency:	16
Revolving Credit Balance:	$1,309.00	Public Records On File:	0
Revolving Line Utilization:	12.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Once again, hello! Please provide a more detailed Loan Description. You have a Revolving Credit Balance of $1.3K and want to borrow $24K. What are the mysterious 'finances' that comprise the difference (creditors' names, outstanding balances, amount of minimum monthly payment for each, and APRs). To demonstrate how the $600 monthly payment for this loan will fit into your budget, please provide a detailed breakdown of your monthly expenses by category and amount. Please explain the Delinquency on you Credit History in the last 16 months. Thank you.	I stated this information before with I first applied. I am wanting the high amount loan to pay off my debt that is not in my name. The amount that I want to pay off is in my parents name. I want to be able to pay them off and take over ownership of what I owe. It the right thing to do. The large amount is with a Chase credit card, not in my name. My monthly expenses: Rent 400 Student Loans 230 Doctor Bills 50 Credit Card not in my name 700 that is what I want to replace the lending club loan with. Car Isurance 80 Other credit card 75 The reason that I was delinquent for so long was because I had closed that credit card and I was paying it if off a little each month. It should show that the card was paid off and that I am out of that account.

Member Payment Dependent Notes Series 529214

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
529214	$1,600	$1,600	11.12%	1.00%	June 25, 2010	June 24, 2015	June 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 529214. Member loan 529214 was requested on June 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,933 / month
Current employer:	automotive skills center	Debt-to-income ratio:	14.80%
Length of employment:	10+ years	Location:	severn, MD

Home town:
Current & past employers:	automotive skills center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/10/10 > thank you Borrower added on 06/11/10 > thank you

A credit bureau reported the following information about this borrower member on June 10, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1977	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,721.00	Public Records On File:	0
Revolving Line Utilization:	80.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Your "Other" category loan is 1 of 381 total borrower loans that Lending Club listed for lender consideration. Lenders appreciate borrower who provide DETAILS about their loan, i.e., What is being combined? Consolidated? Purchased? or Refinanced? [FYI: 50 percent plus of "Other" loans are borrower miscategorized because actual intentions are to either Consolidate Debts into one monthly payment or refinance Credit Card debts into this lower APR loan with more reasonable one monthly payment or combination of both.] Your listing currently has provided nothing helpful to attract lenders interest and provide reasons to possibly help to fund your loan. The "Other" category loans are the 2ND H-A-R-D-E-S-T loan category to fully-fund because borrower loan default rate is 2ND highest of all loan categories. (Small Businesss category loans- especially large $ value- are the hardest to fully-fund because their loan default rate is highest of all loan categories.) Your loan currently remains 1st class genuine MYSTERY to all lenders. I strongly suggest that you provide both the loans basic D-e-t-a-i-l-s and P-u-r-p-o-s-e-s how loan directly intended to benefit you. Minus the necessary information, realistically the loan has extremely BLEAK prospects to be potential lender 100 pct funded. At the end of borrower registration process exist opportunity to ADD loan DESCRIPTION- details, purposes, miscellaneous etc- to aid prospective lenders. Hope this lenders honest appraisal helps you to modify loan to attract needed lenders. Lender 505570 U S Marine Corps-RETIRED Friday 06.11.10 at 5:15 AM ET	fyi:50 school
What do you plan to use the loan for? Loan description?	to help pay for my daughter schooling
What is automotive skills center and what do you do there?	its a hobbie shop. Active,Ret, DOD or dependents come there to work on the cars or motorcycles. Its a do it your self shop.
What is this loan for? Thank You	to pay for my daughter schooling

Member Payment Dependent Notes Series 529313

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
529313	$10,000	$10,000	13.61%	1.00%	June 28, 2010	June 26, 2015	June 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 529313. Member loan 529313 was requested on June 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Chimney Rock Inn	Debt-to-income ratio:	16.84%
Length of employment:	6 years	Location:	Berkeley Heights, NJ

Home town:
Current & past employers:	Chimney Rock Inn
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on June 10, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2006	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$543.00	Public Records On File:	0
Revolving Line Utilization:	4.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Do you plan on using this bike as a daily driver, or only on nights/weekends? Do you own another vehicle?	bike will only be used for plessure i own a car for daily driving.

Member Payment Dependent Notes Series 529331

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
529331	$19,750	$13,625	18.30%	1.00%	June 25, 2010	June 24, 2015	June 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 529331. Member loan 529331 was requested on June 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,667 / month
Current employer:	Helicopter Support Inc	Debt-to-income ratio:	15.87%
Length of employment:	4 years	Location:	Shelton, CT

Home town:
Current & past employers:	Helicopter Support Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/11/10 > My goal is to get out of debt, with the help of some or one investor I will be able to make "one" lower monthly and not have to worry about making payments every week. I do have a stable career, I have always been on time with my payments for all of my borrowing needs, I already have paid off some other cards, with money I have saved, but I would like to help lower and eliminate these listed below, to just one payment First USA (credit card) $4888.41 26.24% ((will be paid off)) Nautilus (credit card) $2804.57 16.9% ((will be paid off)) Dell (credit card) $3804.95 23.9% ((will be paid off)) Cleveland Institute of Electronics (school loan) $2196.33 %unknown ((will be paid off)) Citi financial (unsecured loan) $8725.26 22.9% ((will be paid off))

A credit bureau reported the following information about this borrower member on June 10, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2002	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	38
Revolving Credit Balance:	$11,377.00	Public Records On File:	0
Revolving Line Utilization:	57.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance.	First USA (credit card) $4888.41 26.24% ((will be paid off)) Nautilus (credit card) $2804.57 16.9% ((will be paid off)) Dell (credit card) $3804.95 23.9% ((will be paid off)) Cleveland Institute of Electronics (school loan) $2196.33 %unknown ((will be paid off)) Citi financial (unsecured loan) $8725.26 22.9% ((will be paid off))
Dear Borrower: When requesting almost $20,000 in funds, Lending Club borrowers are urged to share pertinent information about their loan requests. Could you please talk about the debts you are looking to consolidate, monthly payments, APR's.. Will this new loan help you lower your monthly payment? Thanks and good luck!	First USA (credit card) $4888.41 26.24% ((will be paid off)) Nautilus (credit card) $2804.57 16.9% ((will be paid off)) Dell (credit card) $3804.95 23.9% ((will be paid off)) Cleveland Institute of Electronics (school loan) $2196.33 %unknown ((will be paid off)) Citi financial (unsecured loan) $8725.26 22.9% ((will be paid off)) total output would be around $750min payments
in your statement you say you have always been on time with payments but yet you have a delinquency	yes three years ago
I would love to invest in your loan. Please contact Lending Club to expedite the process of verifying your income. Thanks!	Lending club already verified all the information they required.
What happened three years ago that caused the delinquincy? And don't pay off your student loan debt without knowing the interest rate. They are often low, in which case you should NOT pay it off with a high interest loan such as this one.	I was sucked into a so called debt program which I though paid off your loans for you and you pay them back (one big check) low and behold thats why i went delinquint. And for the student loan is a true student loan. Its a school loan through credit agency, I believe it is over 16% but im not sure, so i didn't put a value down.
Good Morning, I would love to help fund your loan, but first please contact Lending Club to verify your account AND income. Thanks!	they already contacted me and verified my income
Are you going to accept the loan even if your loan does not fully fund? Thank You	yes, i will accept the loan.. it will at least get me started to lower the amount of bills i have to pay..

Member Payment Dependent Notes Series 529345

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
529345	$15,000	$15,000	11.12%	1.00%	June 24, 2010	June 24, 2013	June 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 529345. Member loan 529345 was requested on June 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,250 / month
Current employer:	Shoprite	Debt-to-income ratio:	21.25%
Length of employment:	6 years	Location:	Hamilton, NJ

Home town:
Current & past employers:	Shoprite
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/10/10 > I am currently stuck in a battle of rolling past debt over onto low interest credit cards. I applied for this loan because I want to eliminate all but one card and no longer get myself into the vicious cycle I am currently in. Once this loan is satisfied, I plan to purchase a house. I have been working at my current job for 6 years, and only plan to move up within the company.

A credit bureau reported the following information about this borrower member on June 10, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2005	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,672.00	Public Records On File:	0
Revolving Line Utilization:	30.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance.	i currently have two cards with heavy balances: one is at $5500 and 0% intro apr and one is at $7200at 1.99% intro apr but both offers expire within my next three billing cycles. I do not want to roll anymore debt onto another balance transfer offer. Instead, I applied for this loan to satisfy both balances in addition to the $1200 balance I have on the only the card I plan to keep for emergency use only.
What is Shoprite and what do you do there?	Shoprite is a large supermarket chain in the Tri-State area. I'm the Inventory Control Manager at one of the stores.
How much in CC debt payments are you making per month now?	between $800 - $900 depending on cashflow
Congratulations on your approval from Lending Club. As investors interested in your loan, we are interested in getting an accurate snapshot beyond the provisions in the loan description section. Please feel free to answer the following questions as it pertains to your loan. Your detailed answers would greatly assist investors in funding your loan in a timely manner. 1. Could you please elaborate on the purpose of this loan? How will this loan be used? 2. Who is your employer and what is your position/responsibilities? Any contingency plans should you be laid off from your current position? 3. What are your other $ monthly costs (mortgage, car, utilities, insurance, phone, internet, food, gym, childcare costs as applicable)? 4. Would you please list the details of each loan: who you owe, current balance, interest rate, monthly amount paid? In addition, which ones will/will not be paid? 5. Explanations for any past delinquencies/public records (if any). 6. Can you list any investments and balances? 7. Are you the sole wage earner in your household or is there another? If there is another, what is your combined income? 8. Can you list your savings account balance(s) and/or any other kind of emergency funds? Will you have the LC (lending club) loan automatically withdrawn from your account? We respect your privacy and understand that while these questions may seem intrusive, your answers will help lenders know how this new loan will fit into your budget, and make them feel secure that their money is being invested wisely.	1) Consolidating my three credit cards to one payment. 2) Shoprite Supermarket; inventory control manager. 3) $450/month car payment, $65/month cell phone, $500/rent 4) AMEX $3000, Citizen Bank MC $5000, BOA Visa $6500 5) n/a 6) 401k $9500 7) Yes 8) $1000 Emergency Fund; WIll be automatically withdrawn

Member Payment Dependent Notes Series 529350

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
529350	$25,000	$15,950	13.23%	1.00%	June 25, 2010	June 24, 2015	June 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 529350. Member loan 529350 was requested on June 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,000 / month
Current employer:	PECO Energy	Debt-to-income ratio:	2.88%
Length of employment:	10+ years	Location:	West Chester, PA

Home town:
Current & past employers:	PECO Energy
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/16/10 > Kitchen Remodeling and In-Ground Pool Stone Work

A credit bureau reported the following information about this borrower member on June 10, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1983	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	52	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$304.00	Public Records On File:	0
Revolving Line Utilization:	0.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But please answer these two questions first please: 1. Do you hold the title to your home on *your own name* 2. How much equity do you have on your house? (please provide the home valuation and total balance of the mortgage/heloc loans) Thank you.	I have a mortgage ($362k) which is about 60% of the value of my home. I aslo have a home equity line of credit ($38k) for 20%. The total would be 80%. This percentage was based onthe banks latest apraisal at $500k which was lower than it should have been but with the market, I was told most appraisers are coming in with low prices. I am sure it would sell for more.
Specifically, what are the loan proceeds to be used for?	Home improvement & furnishings
Can you give a brief description of your position at PECO Energy?	Senior Engineer for the New Business Gas Department

Member Payment Dependent Notes Series 529353

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
529353	$25,000	$15,400	16.82%	1.00%	June 25, 2010	June 24, 2015	June 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 529353. Member loan 529353 was requested on June 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	VieBridge, Inc.	Debt-to-income ratio:	2.49%
Length of employment:	2 years	Location:	Leesburg, VA

Home town:
Current & past employers:	VieBridge, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/11/10 > Hello: I Plan on using the funds for a home improvement project. I will be installing a patio and walkway along with landscaping, lighting and irrigation system. I am a very responsible person in paying my bills on time and majority of times in full on a monthly basis. I budget what I am free to spend monthly and leave room for "just in case" situations. Currently, my monthly budget is $3,600 which includes my mortgage, taxes, HOA, insurance, utilities. I have kept a separate savings for use of my credit cars and food, of which, I payoff monthly. Lately, I have invested alot in upgrades and furniture for my new home and this funding request is for my last project. My job is very stable with more work then we can handle is a day. I work to create and advocate for quality of life and living within long-term care facilities for our elderly and disabled populations. The challenge is only becoming greater as we baby boomers are aging out. I hope the above will reassure you that you have chosen a responsible person. Have A Wonderful Day!

A credit bureau reported the following information about this borrower member on June 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1984	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,288.00	Public Records On File:	1
Revolving Line Utilization:	47.00%	Months Since Last Record:	109
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is VieBridge, Inc and what do you do there?	VieBridge is a Health Care Technology Company. I am Director of Provider Relations. Providers represent Long-Term Care facilities who house and care for our mentally ill and senior populations. Our company has developed the technology to streamline the assessments and care for these individuals as well as training and peer support for the staff.
Hello there, I am interested in financing your loan. But please answer these two questions first please: 1. Do you hold the title to your home on *your own name* 2. How much equity do you have on your house? (please provide the home valuation and total balance of the mortgage/heloc loans) Thank you.	Hello: 1. Yes, I have purchased my new home and it is in my name. 2. House purchase was $426,500 and the balance is around 417,500. Not sure what the exact amount of the appraisal of my is in this moment. The comps produced for me prior to settlement in February by Pulte mortgage were in the ranges of $450,000-$475,000 for my type of townhome. I have added another bedroom 1month after settlement in March of which, I am sure has increased the value since these comps were for a 3 bedroom townhome and mine is now 4 bedrooms. I hope this helps in your decision. Many Thanks for Your Consideration. Have a Great Day!
Borrower, Loan application shows Income Verification completed (check-marked). But Credit Review Status still shows "In Review". Credit Review process is only ONE-HALF way completed. Credit Review Status needs to be upgraded to "APPROVED for promissory note to be issued later and after loan funds net $ proceeds to be deposited into bank account. You need to FOLLOW-UP on this with Home Office Credit Reviewers. After Credit Status is "APPROVED" your loan will attract more lenders and their funding $. Lender 505570 USMC-RETIRED 06.15.2010 00:27 AM ET	Dear Lender, I thank you for your guidance in your lending process. I have completed all that has been requested of me thus far and was wondering why it has taken so long. On Sunday, I was requested to provide my 2 most recent pay stubs and the contact person for my company's HR to verify my employment. I submitted immediately on Sunday via fax and email. I had also placed a call yesterday to request verification that the documents have been received. I have not received a follow-up as yet. I will embrace your advice and call the Home Office again today and hopefully will receive more clarity on where I am standing in this loan process. Thank you again for your help and guidance. Have a Wonderful Day!
What was your public record? What has changed since then?	Hello: That charge should not be on my credit report. It was a charge for xrays, of which, the hopsital had submitted the bill very late, beyond the allowable time and Aetna originally turned them down. After months of trying to get them to understand what happened they finally submitted what Aetna had required and the bill was paid by Aetna. It was not a pleasant journey but, I am very grateful for Aetna standing up for me. Now I am in the same battle with getting it off my report. I hope this helps in your understanding and your decision to fund my request. Many Thanks & A Great weekend!

Member Payment Dependent Notes Series 529380

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
529380	$15,000	$9,975	12.73%	1.00%	June 29, 2010	June 24, 2015	June 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 529380. Member loan 529380 was requested on June 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	C R England	Debt-to-income ratio:	14.64%
Length of employment:	< 1 year	Location:	LA QUINTA, CA

Home town:
Current & past employers:	C R England
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/11/10 > I need this loan to repair the roof on my home,repair my viehicle, and pay off my credit cards. I have a very secure job that I have been at for one year. I work for one of the largest refrigerated carriers in the nation. I have recently paid off a $10000 personal loan with no late payments.I own a time share that is paid for in full as is my viehicle. I am being charged a very high rate on my credit cards, and would like to pay them off.

A credit bureau reported the following information about this borrower member on May 19, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,238.00	Public Records On File:	0
Revolving Line Utilization:	65.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 529405

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
529405	$5,500	$5,500	13.98%	1.00%	June 24, 2010	June 24, 2015	June 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 529405. Member loan 529405 was requested on June 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	Walmart	Debt-to-income ratio:	22.75%
Length of employment:	< 1 year	Location:	Lakeland, FL

Home town:
Current & past employers:	Walmart
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/10/10 > I am a very reliable person to invest in, I have a generous income versus my expenditures, I have VERY good credit, and I have NEVER had a delinquent account of any kind. Also, I my wife will finish her Bachelors degree in less then one year, and I will finish the police academy around the same time. So we will be able to pay of this and any other debt within the first month of starting our careers. And finally this loan will give me the opportunity to sell my 09 Impreza that I purchased using the Cash For Clunkers program and purchase a safe, reliable vehicle that will cost me much less money.

A credit bureau reported the following information about this borrower member on June 10, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1990	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,351.00	Public Records On File:	0
Revolving Line Utilization:	76.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Your "Major Purchase" category loan is 1 of 354 total borrower loans Lending Club listed today for lender consideration. Lenders appreciate borrowers who provide basic DETAILS about their loan, i.e., What is being purchased? [FYI: 50 percent plus of "Major Purchase" loans are miscategorized because borrower actual intentions are to either Consolidate Debts into one monthly payment or refinance Credit Card debts into lower APR loan with more affordable one monthly payment or combination of both.] Some times there exist a genuine "Major Purchase" i.e., boat and motor, durable household appliances (refrigerator-freezer, washer-dryer, HVAC systems, engagement ring, et al) because that category does not exist in loan category drop-down menu. Your listing provided nothing helpful to attract lenders interest and to possibly help to fund your loan. "Major Purchase" category loans are the 3RD H-A-R-D-E-S-T loan category to fully-fund because borrower loan default rate is 3RD highest of all loan categories. (The hardest to fully-fund is large $ value Small Business category loan because loan default rate is highest of all loan categories. Close behind in second place is "Other" category loan because loan default rate is second highest of all loan categories.) Your loan currently remains 1st class genuine MYSTERY to all lenders. You should provide D-e-t-a-i-l-s and P-u-r-p-o-s-e-s how loan intended to benefit you. Minus necessary information, your loan has extremely BLEAK prospects to be potential lender 100 pct funded. At the end of borrower registration process exist an opportunity to ADD loan DESCRIPTION- details, purposes, miscellaneous etc- to aid prospective lenders. Hope this honest appraisal helps your loan to attract needed lenders. Lender 505570 U S Marine Corps-RETIRED Friday 06.11.10 at 5:19 AM ET	I have sent an email to Lending Club already because I actually wrote a Loan Description that had all of the information and it wasn't showing up last night. Now onto the important stuff you asked! As you can see from my listed Credit History I have never allowed any of my accounts to fall in the negatives, and I have never even made a late payment. The reason that I am asking for this loan is because I have a 2009 Subaru Impreza that I purchased in July of last year for just about $20,000. I purchased such an expensive vehicle because I have always loved Subaru's, mostly for their amazing safety. Also at the time I was eligible to use my 7MPG truck as a down payment through the Cash For Clunkers Program. I have an amazingly low interest rate on the 09 Impreza, but at the end of the day its still costing me $400 a month :( The reason I am asking for this loan is to give me the opportunity to sell my 09 Impreza and purchase a 01 Forester. I already have a bill of sale sitting in my living room, and the dealership is holding the vehicle for me. I will use this money to purchase the 01 Forester, and the same day take my 09 Impreza to Carmax who has already made me an offer of $12,000. I know that this isnt the most I could get for the vehicle, and I know that I will take a severe overall loss, but at the end of the day I see it as this simple; My wife (she is actually my fiance but we get married in 15 days ) cant drive my $400/month car because its a standard. My wife can drive the more roomier Forester I would purchase with this car. As well as being able to lower my monthly payments $300 which I can put towards paying off my only debt (Zales Credit Card)
Borrower, Loan application shows Income Verification completed (check-marked). But Credit Review Status still shows "In Review". Credit Review process is only ONE-HALF way completed. Credit Review Status needs to be upgraded to "APPROVED for promissory note to be issued later and after loan funds net $ proceeds to be deposited into bank account. You need to FOLLOW-UP on this with Home Office Credit Reviewers. After Credit Status is "APPROVED" your loan will attract more lenders and their funding $. Lender 505570 USMC-RETIRED 06.15.2010 00:27 AM ET	I have emailed them about this, and am currently awaiting a response.

Member Payment Dependent Notes Series 529449

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
529449	$13,800	$13,800	7.88%	1.00%	June 24, 2010	June 24, 2013	June 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 529449. Member loan 529449 was requested on June 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,467 / month
Current employer:	General Dynamics	Debt-to-income ratio:	19.64%
Length of employment:	< 1 year	Location:	Manassas, VA

Home town:
Current & past employers:	General Dynamics
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/10/10 > I will be using the proceeds of this loan to consolidate several credit cards bills into one. This will allow me to reduce what I am currently paying each month. Borrower added on 06/10/10 > I have been employed at my present company for 10 months, but I have been in the same career field for 18 years.

A credit bureau reported the following information about this borrower member on June 10, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1986	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$48,505.00	Public Records On File:	0
Revolving Line Utilization:	83.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 529479

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
529479	$14,500	$10,350	10.75%	1.00%	June 25, 2010	June 24, 2015	June 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 529479. Member loan 529479 was requested on June 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,585 / month
Current employer:	YRC	Debt-to-income ratio:	14.26%
Length of employment:	10+ years	Location:	San Bernardino, CA

Home town:
Current & past employers:	YRC
Education:

This borrower member posted the following loan description, which has not been verified:

We would like to restructure our current debt, lowering the monthly obligations along with savings on the out going interest charges. This past year the union I belong too agreed to a pay reduction of 15% with the company I am employed bye, this has caused a financial hard ship for us. This is a two-income household. Thank you for your consideration

A credit bureau reported the following information about this borrower member on May 24, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1985	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,555.00	Public Records On File:	0
Revolving Line Utilization:	36.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Your loan is relisted. Could you please describe what happened with the previous listing (fully funded?) and if you made any changes when you posted this listing. Regards; Art	The loan did not fully fund, it was suggested we reapply now that we are approved. The only change made was in the response block we added more detail to our description.
Hello there, I am interested in financing your loan. But please answer these two questions first please: 1. Do you hold the title to your home on *your own name* 2. How much equity do you have on your house? (please provide the home valuation and total balance of the mortgage/heloc loans) Thank you.	The title is in my name along with my wife. The estimated equity amount would be between $5,000.00 and $30,000.00. The balance is currently $177,839.24
Can you tell us about your new monthly budget - what is is your takehome pay versus your other $ monthly costs (mortgage, car, utilities, any CC debt/loans not replaced by this loan, insurance, phone, internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to this Q	The new estimated monthly budget should be: husband's net income: $ 2795.00 wife's gross income: $1335.00 is gross because it is SDI and Disability income. Total monthly income: 4130.00 GMAC mortgage: 1179.44 Bank of America $80.00 This amt is estimated because when we secure this loan we plan on making a payment of $2500.00 from what is left after paying the three credit cards in full. The balance of this loan is 5560.00-a payment of 2500.00= balance of 3060.00, with our other obligations out of the way we do plan on paying this off as soon as we can. Lending Tree payment. 313.46 Utilities: monthly ATT cell phones 71.10 ATT home and internet 67.57 Electric 55.18 Gas 31.40 Water 81.20 Direct TV 60.89 Food 400.00 Insurances: monthly Auto insurance: 100.00 a month Life insurance: 100.00 a month Income of 4130.00 minus bills 2460.24 equals a estimated balance of 1589.76 This restructure will help us lower our monthly obligations along with the out going interest charges. It will also give us back the ability to handle the unexpected expenses with out using a credit card.

Member Payment Dependent Notes Series 529503

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
529503	$9,250	$6,475	10.75%	1.00%	June 28, 2010	June 25, 2015	June 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 529503. Member loan 529503 was requested on June 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,500 / month
Current employer:	City of Sunnyvale	Debt-to-income ratio:	3.41%
Length of employment:	4 years	Location:	San Jose, CA

Home town:
Current & past employers:	City of Sunnyvale
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/11/10 > I am currently a registered civil engineer in California looking to purchase rental properties in the midwest and eastern parts of the country. The goal I have is to obtain enough passive income to accommodate my current and future salary. My financial goal personally is to retire at age 53 or earlier (15 years from now) and be compensated $7,000.00/month and add supplemental cash flow from this new business venture to retire comfortably. I have recently opened up my own LLC (partnership) with my wife and am in the process of obtaining unsecured busienss lines of credit, however, in order to do this, I will need to show these lenders my financial strength through financial statements which show profitability. Borrower added on 06/14/10 > The revolving credit shown is not from credit cards or other debt, it is for a HELOC. Borrower added on 06/14/10 > Also, I have been a civil engineer in the public sector for the last 11 years working for various public agencies in the Bay Area. My spouse is also a professional making a six-figure income currently as a manager. She has been with her same company for the last 10 years.

A credit bureau reported the following information about this borrower member on June 10, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	10	Months Since Last Delinquency:	9
Revolving Credit Balance:	$105,060.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the City of Sunnyvale?	I am a civil engineer with the Land Development Division of Public Works. Proof of income and employment are available. Thanks.
Hello there, I am interested in financing your loan. But please answer these two questions first please: 1. Do you hold the title to your home on *your own name* 2. How much equity do you have on your house? (please provide the home valuation and total balance of the mortgage/heloc loans) Thank you.	Thank you for your question, I will answer it on Monday, June 14.
What do you plan on using the funds from this loan for?	To purchase a rental property (SFH) in Pennsylvania for $13,000.00 cash. I am putting my own savings of $4,200.00 into the deal and if approved, this loan will cover the remaining balance. The property is worth $25,000.00-$30,000.00. The cash flow from the property will allow me to repay the loan. The place is currently tenanted at $550.00/month and reports indicate that this area is appreciating slightly in value so I see it as a good investment.
Please provide a breakdown of your >105K revolving credit balance. Thank you in advance.	This is for a HELOC, thank you.
Borrower, NO questions are asked; NO answers are required. Email is only F-Y-I. After The Lending Club Home Office less than $1 trial deposit verifies borrower bank account, your loan NEXT step is required borrower Employment-Income Verification "Credit Review". Employment verification independent of income verification and vice verse. A Home Office Credit Reviewer will contact you by email or by telephone. Reviewer will tell you that for the loan category and loan's $ amount what income documents you must submit- 2 Earnings Statements, or a 2009 IRS 1040, or, if self-employed or a small business owner, a IRS Form T4506 Request for Copy Income Tax Return. Reviewer provides the receiving Fax Machine telephone number and will indicate preferred format (doc, pdf etc) for transmitting the documents via a email attachment. After Credit Review completed, the loan application we lenders view reflects a borrower Credit Status "Approved" for funded loan's $ deposit. An "Approved" Credit Status benefits borrower because: (1) Your loan will then attract lenders waiting until review process completed before committing their $. (2) After completed, funding pace will quicken. (3) After loan funded, then net $ can be deposited quickly into a already verified bank account. Credit Review the "KEY" for every borrower's loan successful funding. Consider a Credit Review to be PROACTIVE. It can be completed quickly if borrower initiated. BEST THAT A CREDIT REVIEW COMPLETED DURING THE LOANS EARLY FUNDING. WAITING UNTIL A LISTING AT VERY END CREATES CHAIN-REACTION DELAY IN APPROVAL, FUNDING AND DEPOSITING $. A Credit Reviewer's goal is to complete a required borrower Credit Review within 4-days after loan listed. If Credit Reviewer does N-O-T contact you within 3-days your loan's listed date, then AFTER verifying the less than $1 trial deposit posted to your bank account, YOU should ASAP initiate contact with Credit Review. Refer to "CONTACT US" link located bottom L C Home Page. Therein is Member Support Department's email address and Toll Free telephone number. Home Office closed on Sat, Sun, national, and certain, California Holidays. Earlier borrower Credit Review completed, loan is "APPROVED" for later issue, means sooner loan attracts interested lenders who actually commit $ to help to fund loans. Loans that require an excessive time for a Credit Review to be completed because of "I'll do it when more convenient" borrower procrastination, then their $ funding always lags far-behind loans listed same day but Credit Review is quickly completed and loan is "Approved" for later issue. A participating lenders role is to exclusively fund their selected loans; we do nothing else. Home Office Credit Reviewer are only persons who conduct the borrowers employment and income verification. They are only persons that the borrower sends ALL required income documents. I'll revisit shortly; then I'll ask questions about requested loan. Information benefits a 1ST time borrower. Lender 505570 U S Marine Corps-RETIRED, Virginia Beach, VA Thursday 06.17.2010 at:41 PM ET.	Thanks for the information.
Your funding has been very slow because of cautious lenders such as myself. So, as stated you and your wife both make over $100k per year and you can't come up with $13k for this real estate purchase? What am I missing? Also, what is the nature of the delinquency from 9 months ago?	My wife and I do not have much savings now, only about 10k total, so I have to look elsewhere for funding. I will be putting in about 5k of this money towards the purchase of the property to start my investment business. Most of our income is used to pay off the mortgage ($3,800/month) and the bills including our daughter's daycare ($1,200/month), and other expenses due to health reasons. The delinquency was due to a missed payment by 2 days and that was because I ended up receiving the electronic reminder from Capital One to pay instead of my wife (we switched to paperless billing instead of receiving a mailed statement), so now everything is handled by her as far as paying the bills online. If I do not receive the necessary funds, then I know I will look elsewhere. I know with my stable income and good credit background, I am bound get a hard money loan somewhere, it's just that LC offers very small fees. I can always use the $5,000.00 as a down payment for seller financing other deals. Also, I am acquiring business line of credits sooner or later so that is where I will use most of my funding for these purchases in the future. If you are skeptical about funding me, then I will not take offense to that, it is up to me to find the funding, not you....plain and simple.
Sir you and your wife make a lot of money !!! I want to help but i'm just having trouble with your numbers,also what is the Health issue if its not to personel ?	We are putting some of our own money into this investment business also, however, we just do not have much savings now to put into it so that is why I am looking to LC and other resources for the time being. I would like to refrain from revealing the health related issue to ensure my family's privacy. Thank you for understanding.

Member Payment Dependent Notes Series 529665

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
529665	$24,000	$18,225	11.86%	1.00%	June 28, 2010	June 27, 2015	June 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 529665. Member loan 529665 was requested on June 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	John W Stone Oil	Debt-to-income ratio:	18.20%
Length of employment:	10+ years	Location:	Gretna, LA

Home town:
Current & past employers:	John W Stone Oil
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on June 11, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1990	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,363.00	Public Records On File:	0
Revolving Line Utilization:	39.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is John W Stone Oil and what do you do there?	We supply fuel to the Mississippi River industry, and I am in charge of coordinating all of our boats and barges. I am manager.
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance.	Will be paid off: Lending Club - $12,064.63 Dell - $900 Chase Credit Card - $5,506.61 Discover Card - $4,352.00 Will not be paid off: Bank of America (camper loan) - $26,000
Would you please list the details of each loan: who you owe, current balance, interest rate, monthly amount paid? Also what is your responsibility with your employer? Thank you	I just answered these questions. They may not have shown up yet. Once they do show up if you still have a question for me please let me know.
Borrower, NO questions are asked; NO answers are required. Email is only F-Y-I. After The Lending Club Home Office less than $1 trial deposit verifies borrower bank account, your loan NEXT step is required borrower Employment-Income Verification "Credit Review". Employment verification independent of income verification and vice verse. A Home Office Credit Reviewer will contact you by email or by telephone. Reviewer will tell you that for the loan category and loan's $ amount what income documents you must submit- 2 employer pay stubs, or a LES, or 2009 IRS 1040, or, if self-employed or a small business owner, a IRS Form T4506 Request for Copy Income Tax Return. Reviewer provides a receiving Fax Machine telephone number and indicate preferred format (doc, pdf etc) for transmitting the documents via a email attachment. After Credit Review completed, the loan application we lenders view reflects a borrower Credit Status "Approved" for funded loan's $ deposit. An "Approved" Credit Status benefits borrower because: (1) Your loan will then attract lenders waiting until review process completed before committing their $. (2) After completed, funding pace will quicken. (3) After loan funded, then net $ can be deposited quickly into a already verified bank account. Credit Review the "KEY" for every borrower's loan successful funding. Consider a Credit Review to be PROACTIVE. It can be completed quickly if borrower initiated. BEST THAT A CREDIT REVIEW COMPLETED DURING THE LOANS EARLY FUNDING. WAITING UNTIL A LISTING AT VERY END CREATES CHAIN-REACTION DELAY IN APPROVAL, FUNDING AND DEPOSITING $. A Credit Reviewer's goal is to complete a required borrower Credit Review within 4-days after loan listed. If Credit Reviewer does N-O-T contact you within 3-days your loan's listed date, then AFTER verifying the less than $1 trial deposit posted to your bank account, YOU should ASAP initiate contact with Credit Review. Refer to "CONTACT US" link located bottom L C Home Page. Therein is Member Support Department's email address and Toll Free telephone number. Home Office closed on Sat, Sun, national, and certain, California Holidays. Earlier borrower Credit Review completed, loan is "APPROVED" for later issue, means sooner loan attracts interested lenders who actually commit $ to help to fund loans. The loans that require a excessive time for Credit Review to be completed because of borowers procrastination, then their $ funding always lags far-behind loans listed same day but Credit Review is quickly completed and a loan "Approved" for later issue. The participating lenders exclusively funds their selected loans; we do nothing else. Home Office Credit Reviewers are only persons who conduct the borrowers employment and income verification. They are to whom borrower sends ALL required income documents. I'll revisit shortly and then ask questions about borrowers requested loan. Information benefits a 1ST time borrower. Lender 505570 U S Marine Corps-RETIRED, Virginia Beach, VA Monday 06.14.2010 at 10:51 AM	Thank you.
What are the interest rates on the loans you will be paying off? Please list your monthly expenses (Rent, utilities, etc). Thanks.	Lending Club - 9% Dell - 13.24% Discover - 16.49% Chase - 16% Monthly: rent - $100 utilities - $300
Thanks. Can you be more specific with your monthly expenses? Is your rent really only $100? What about other expenses (car, gas, insurance, food, etc)?	Yes, our rent is $100 because it is a company house through work. We pay $206 monthly for insurance, $300 a month for electric, water and gas, $100 a month for gasoline, $300 for phone and satellite and $400 for a camper note, $600 a month for food.
I really like your financial metrics and will likely be investing in your loan application, but I must ask... Do you anticipate any slow down in business due to the BP oil spill? I recognize it's a difficult question to speculate about, but one many investors are thinking about prior to funding your loan. Any information you could give on the subject would great help you get fully funded.	I do not anticipate any slow down in our buisness due to the BP spill.

Member Payment Dependent Notes Series 529676

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
529676	$7,000	$7,000	14.84%	1.00%	June 29, 2010	July 5, 2013	July 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 529676. Member loan 529676 was requested on June 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,200 / month
Current employer:	n/a	Debt-to-income ratio:	18.77%
Length of employment:	n/a	Location:	ATHENS, GA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on June 11, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	53
Revolving Credit Balance:	$14,599.00	Public Records On File:	0
Revolving Line Utilization:	94.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Borrower Profile does not show either Employer or Length of Employment. What are sources of total $ reported Gross Income per month: Annuity? Civil Service? Disability? Investents? Military-VA? Pension? Rentals? Social Security? If self-employed, what is your occupation? If a small business owner, what is description of your primary business? Thanks for answers. Lender 505570 USMC-RETIRED Virginia Beach, VA Monday 06.22.2010 at 06.27 AM ET	The loan I'm requesting is to pay off ~$6000 of credit card debt of high interest (25% APR) and to close this credit card account. This account is being opened for ~8 years and was used to pay high expenses when moving or investing. I have a good credit profile and requested an evaluation to my credit card account to lower my interest rate but my request was denied so I want to close this account. Occupation: Graduate Student Annual Gross Income: 26000 (Includes annual student stipend $21000 plus child support). Annual student stipend will be $24000 beginning August 2010 (Fall Semester). I rent a Condo for $700/month and I'm a single mother of one child. Thank you for your consideration and help toward reaching my financial goals.
When do you plan to graduate? With what degree and what major. Excuse my ignorance, but what is a "student stipend?"	I plan to get my PhD (doctoral) degree on Cellular Biology by June 2013. The graduate student stipend is the amount of money I receive to study (covers tuition and fees) and other living expenses. In public universities, graduate students in science disciplines are offered a 'stipend' or 'salary' to study, so automatically we are considered 'independent' (for tax purposes, for example). The source of funding for students pursuing post-graduate studies (master's or doctoral) in scientific disciplines come from federal agencies or other institutions offering Scholarships for this purpose. In my institution, I'm a research assistant receiving funding from a federal agency but some students are Teaching Assistants and the funding comes from the University's Graduate School.

Member Payment Dependent Notes Series 529682

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
529682	$20,000	$13,100	10.75%	1.00%	June 28, 2010	June 25, 2013	June 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 529682. Member loan 529682 was requested on June 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,750 / month
Current employer:	Pacific State Bank	Debt-to-income ratio:	17.04%
Length of employment:	5 years	Location:	Stockton, CA

Home town:
Current & past employers:	Pacific State Bank
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/11/10 > Loan will help my consolidate debt, and recent medical bills as well as help me buy my girlfriend of four years an engagement ring. This loan will be the start of my life and future and help me become stronger financially. Borrower added on 06/18/10 > I am a good borrower because of my good credit history and stable employment and income. I always pay all of my bills on time and have no history of past due or late payments.

A credit bureau reported the following information about this borrower member on June 11, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,562.00	Public Records On File:	0
Revolving Line Utilization:	41.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job at Pacific State Bank?	I'm a vice president and commercial loan officer as well as oversee a branch
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance.	I have a credit card with a balance of $7500 (25.99% Store VISA Card) Medical bills of $1500 another credit card with a $7000 balance 15.99% all to be paid off and 4500 to go towards the purchase of an engagement ring. I would have no more revolving debt.
Congratulations on your approval from Lending Club. As investors interested in your loan, we are interested in getting an accurate snapshot beyond the provisions in the loan description section. Please feel free to answer the following questions as it pertains to your loan. Your detailed answers would greatly assist investors in funding your loan in a timely manner. 1. Could you please elaborate on the purpose of this loan? How will this loan be used? 2. Who is your employer and what is your position/responsibilities? Any contingency plans should you be laid off from your current position? 3. What are your other $ monthly costs (mortgage, car, utilities, insurance, phone, internet, food, gym, childcare costs as applicable)? 4. Would you please list the details of each loan: who you owe, current balance, interest rate, monthly amount paid? In addition, which ones will/will not be paid? 5. Explanations for any past delinquencies/public records (if any). 6. Can you list any investments and balances? 7. Are you the sole wage earner in your household or is there another? If there is another, what is your combined income? 8. Can you list your savings account balance(s) and/or any other kind of emergency funds? Will you have the LC (lending club) loan automatically withdrawn from your account? We respect your privacy and understand that while these questions may seem intrusive, your answers will help lenders know how this new loan will fit into your budget, and make them feel secure that their money is being invested wisely.	1. The loan will help me pay off a high interest rate credit card, some recent medical bills and help me buy an engagement ring for my girlfriend. 2. I work for Pacific State Bank and am a Vice President/Commercial Loan Officer - I underwrite commercial loans and oversee a branch. Shoudl I be laid off I currently have another bank and another employer courting me to go to work for them. 3. Mortgage is about $1300 a month - my girlfriend and roommate pay me rent and split the utilites with me. My gym membership I also split and it costs me $10 a month. Food costs are about $150 a month. My car is paid off and my insurance is about $110 a month and my cell phone is paid through my job. 5. I'm going to be paying off my Macy's VISA card approx. balance $7500 roughly $1500 in recent medical bills $7000 credit card with B of A and $4000 will go to buying my gilfriend an engagment ring. I currently pay $650 a month to reduce these debts. 5. N/A 6. I have a 401K that has an approximate balance of $5M - it has been severly hit by the stock market declined. I recently diversified it in the beginning of 2009 and have built it back up to it's current level. 7. I am not the sole earner. My girlfriend and I have a combined annual income of over $100M. I also have a roommamte who pays rent and splits the household utilities. 8. My savings account currently has a balance of approximately $2500. The lending club payment will be automatically deducted from my checking account.
Hello there, I am interested in financing your loan. But please answer these two questions first please: 1. Do you hold the title to your home on *your own name* 2. How much equity do you have on your house? (please provide the home valuation and total balance of the mortgage/heloc loans) Thank you.	1. Yes I hold the title to my house in my own name. 2. I have very little in any equity in my home - I purchased it last January for $172,000 with and FHA loan putting down 3% - I currently owe $166,500 - value of the house would probably be close to what I owe and what I paid for the home.

Member Payment Dependent Notes Series 529696

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
529696	$9,600	$9,600	13.23%	1.00%	June 24, 2010	June 25, 2013	June 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 529696. Member loan 529696 was requested on June 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	State of Michigan	Debt-to-income ratio:	17.11%
Length of employment:	10+ years	Location:	Detroit, MI

Home town:
Current & past employers:	State of Michigan
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/11/10 > Lower interest rate for credit card debts. Borrower added on 06/15/10 > None of my credit cards are maxed out.

A credit bureau reported the following information about this borrower member on June 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1990	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,733.00	Public Records On File:	1
Revolving Line Utilization:	86.20%	Months Since Last Record:	104
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job with the State of Michigan?	Type your answer here. Administrative Office Support Level 7.
Would you please list the details of each loan: who you owe, current balance, interest rate, monthly amount paid? Also what is your responsibility with your employer? Could you also explain the Public Records in File entry? Thank you	Type your answer here. I owe on 5 credit cards with interest rates of as low as 5.5% to as high as 27%. It's the high interest ones I want to pay off and then close those accounts. The monthly payments on those cards amount to about 1,000/mos. I do pay more then the minimum payment. For the State of Michigan, I do a variety of duties, from answering telephones, to reception, mailroom, filing, data look-up and copying/faxes.
What was the PUBLIC RECORD for? Thanks	I don't understand the question !!! At this point, the loan interest I've been approved for will equal the interest for the next credit card. I would save now only a bit because of the credit card insurance I have on the next highest interest rate. The rest of my interest on the cards are in the single digits.

Member Payment Dependent Notes Series 529717

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
529717	$12,000	$8,675	15.21%	1.00%	June 28, 2010	June 25, 2013	June 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 529717. Member loan 529717 was requested on June 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	Nursing Home Quality, LLC	Debt-to-income ratio:	18.04%
Length of employment:	3 years	Location:	Denver, CO

Home town:
Current & past employers:	Nursing Home Quality, LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/15/10 > This loan is being used to fund expenses over the coming 6 months related to a kitchen remodel. I am doing most of the work myself, and the largest portion of the loan will be used for cabinets. Additional items to be purchased include counter tops, tile, lumbers, and other supplies as needed. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on June 11, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,797.00	Public Records On File:	0
Revolving Line Utilization:	86.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Nursing Home Quality, LLC and what do you do there?	I am the CFO there. We develop software for skilled nursing facilities as well as do government contract work for both the US Dept of Health & Human Services as well as the Ministry of Health in Ontario Canada. The company is growing rapidly and our largest contract, with the US, is in force for 3 more years and will likely be renewed after that. Thanks, Bob
Please provide a complete monthly budget so I can assess your ability to repay this loan. Please include net family income ALL expenses (including food, transportation, clothing, medical, household items, etc.), not just monthly bills. Thank you.	After all expenses I have about $1,000 a month free cash, although summer months it is slightly less because the kids are home from school. We have two auto loans that will be ending during the term of my lending club loan. One is a monthly payment of $377 ending in about 18 months and the other is $657 ending in about 24 months. I do not plan to replace either of those cars until after this Lending Club loan has been repaid. Thank you, Bob
Hello there, I am interested in financing your loan. But please answer these two questions first please: 1. Do you hold the title to your home on *your own name* 2. How much equity do you have on your house? (please provide the home valuation and total balance of the mortgage/heloc loans) Thank you.	Hi - The mortgage is in both my wife's and my name and it is on our primary residence. Balance on mortgage is 265k, home was appraised at 280k in late 2008. On Zillow.com estimated value is 310k, so I am guessing maybe 290-300k is probably reasonable. Thank you, Bob
Lenders view the loan application featuring the Borrower's Profile [Employer and Employment Length, Monthly Gross Income, Home Ownership, Location, Debt-to-Income Ratio]; The highly condensed Transunion Credit Report [Line totals, i. e, the Revolving Credit Balance total debt but not each balance that could be owed to the possible credit grantees such as Amex, Home Depot, MC, Visa, etc]; And finally, if provided, an optional narrative description. Nursing Home Quality LLC CFO, I am interested to help fund your $12,000 H I P category loan. My questions are: Number [1] Transunion Credit Report shows a $14,797 Revolving Credit Balance total debts (86.50 pct credit usage). What $ payments per month are now being paid on all RCB debts? (Total $ that are actually PAID per month; not the Credit Card minimum $ payments that are DUE per month.) Number [2] If loan 100 pct funds, then Lending Club issued standard promissory note has NO prepayment penalty. You selected a 36-months maximum term repayment that offers a lowest monthly payment. Do you intend to payoff this loan early? < 1-yr? 1 to 2-yrs? Or use the 2 to 3-yrs maximum time allowed? [The Length of Time question asks for answer based on current intentions. Every borrower has an initial idea of how long they will continue to pay on their loan before the final payment occurs. Approximate in years answer appreciated. Your answer will help many lenders who read Q-A's, and myself, to participate in helping to fund your loan.] Advance thanks for TWO answers that will help other lenders, and myself, to make a informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Beach, VA Monday 06.14.10 @ 11:59 PM ET.	1. Approx $470 per month spent on credit card payments (roughly 2 times the minimum required payments). Additionally, large payments are 'churned' through points generating cards, but these are balance neutral payments (ie - money paid to card = money charged for other bills). 2. Loan will be carried for at least 2 yrs. Once both car loans have been complete, loan might be paid off early. Thank you for your consideration. Bob
Borrower, After P2P lending recent media coverage, Lending Club loans at 2X to 3X premedia daily listing levels. Currently 350 to 400 loans listed per day. Number of high-quality, credit-worthy borrowers increased demand for Credit Card Refinance, Debt Consolidation, or Home Improvement loans. Result is especially the $10K to $25K range loans end approximately 70 percent funded when 14-days time expired. One option is to accept a partially funded loan or cancel loan. Another option is to re-list same or modified version loan another 14-days time. Unless the borrower volume decreases, (unlikely), or the number of active lenders increases, (possibility), or combination both simultaneously occurs, the re-listed loan option will result in repeat of approximately 70 percent funded when 14-days lime expires. $12,000 loan currently 40 percent funded after 11 full days listed. 3 days time remains before 14-days time expires. Good news is every loans funding pace always quickens the closer loan approaches 14-days time expiration. Question: If loan ends approximately 70 percent or hopefully higher percentage funded when the 14-days maximum time expires, will you accept partially funded loan? Or will you instead re-list loan later for lender consideration? Following loan related information could be beneficial to you. FYI: Simultaneous Loans Lending Club Help, Borrower Information, How It Works, Can I Apply for Multiple Loans? "You may be able to apply for a second loan after 6 months of current payments in an existing loan. You can only have maximum of 2 loans in active repayment status on Lending Club. Borrower Membership Agreement, Section 3, "Loan Requests", Sentence 2 "You may not post more than one loan request on the site at a time and you may not have more than two loans outstanding at any given time". Summary: After initial loan issued and borrower payments are current for 6 months, subject to the borrower credit review requirements, borrower can list a second loan for lender consideration and possible funding. In interim, borrower can advantageously use partial fundings net proceeds. Advance thanks for your answer to question accepting partially funded loan. Lender 505570 USMC-RETIRED Tuesday 06.22.2010 at 10:31 AM ET	Thank you for the information. As to your question if the loan is partially funded (above the 60% min required by Lending Club) I will accept the partially funded loan.
Are you going to take this loan even if it's not 100% funded? Thanks.	Hi, Yes, I will take the loan if it is not 100% funded. Thank you, Bob

Member Payment Dependent Notes Series 529719

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
529719	$25,000	$15,700	13.23%	1.00%	June 28, 2010	June 25, 2015	June 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 529719. Member loan 529719 was requested on June 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,833 / month
Current employer:	William Paterson University	Debt-to-income ratio:	23.22%
Length of employment:	6 years	Location:	Towaco, NJ

Home town:
Current & past employers:	William Paterson University
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/26/10 > To be used for consolidation of credit card debt. Responsible borrower.

A credit bureau reported the following information about this borrower member on May 12, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1987	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$124,406.00	Public Records On File:	0
Revolving Line Utilization:	50.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your position at William Paterson University?	tenured professor
Please explain your $124K RCB. What are the loan amounts & interest rates you will pay off.	100K is a HELOC, 24K is credit card debt which will be paid off with this loan. Interest rates range from 13%-18%
Please itemize your large revolving debt, which is listed as $124,406.	100k is a HELOC, remaining 24k is credit card debt
Does the revolving credit balance shown on your credit history include a HELOC or mortgage? What credit cards do you plan on paying off with this loan? Thank you.	Yes, it does include a 100k HELOC. I plan on paying off balances on Visa and AMEX
How much are you currently paying each month on the debts you plan to pay off with this loan?	Minimum amounts to about 800/mo, although I usually pay above the minimum
Hello there, I am interested in financing your loan. But please answer these two questions first please: 1. Do you hold the title to your home on *your own name* 2. How much equity do you have on your house? (please provide the home valuation and total balance of the mortgage/heloc loans) Thank you.	Yes the title is in my name. home valued at 725k, mortgage+HELOC are about 610k, so I have about 105k equity in home.
If loan 100 pct funds, then Lending Club issued standard promissory note has NO prepayment penalty. You selected 60-months maximum term repayment that offers the most flexability and a lowest monthly payment. Do you intend to payoff this loan early? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-yrs? Or use the 4 to 5-yrs maximum time allowed? [The Length of Time question asks for ananswer based on current intentions. Every borrower has an initial idea of how long they will continue to pay on their loan before the final payment occurs. Provide an approximate in years answer. Your answer will help many lenders who read Q-A's, and myself, together to fund your loan.] Advance thanks for AN answer that will help other lenders, and myself, to make a informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Beach, VA Monday 06.21.2010 at 12:29 PM AM ET	Thanks for your question. It is my goal to pay off the loan in 3 to 4 years.

Member Payment Dependent Notes Series 529905

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
529905	$20,000	$14,000	13.98%	1.00%	June 29, 2010	June 28, 2015	June 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 529905. Member loan 529905 was requested on June 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,883 / month
Current employer:	New Jersey Medical School	Debt-to-income ratio:	4.67%
Length of employment:	4 years	Location:	JERSEY CITY, NJ

Home town:
Current & past employers:	New Jersey Medical School
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on June 14, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2005	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,652.00	Public Records On File:	0
Revolving Line Utilization:	43.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Borrower, NO questions are asked; NO answers are required. Email is only F-Y-I. After The Lending Club Home Office less than $1 trial deposit verifies borrower bank account, your loan NEXT step is required borrower Employment-Income Verification "Credit Review". Employment verification independent of income verification and vice verse. A Home Office Credit Reviewer will contact you by email or by telephone. Reviewer will tell you that for the loan category and loan's $ amount what income documents you must submit- 2 Earnings Statements, or a 2009 IRS 1040, or, if self-employed or a small business owner, a IRS Form T4506 Request for Copy Income Tax Return. Reviewer provides the receiving Fax Machine telephone number and will indicate preferred format (doc, pdf etc) for transmitting the documents via a email attachment. After Credit Review completed, the loan application we lenders view reflects a borrower Credit Status "Approved" for funded loan's $ deposit. An "Approved" Credit Status benefits borrower because: (1) Your loan will then attract lenders waiting until review process completed before committing their $. (2) After completed, funding pace will quicken. (3) After loan funded, then net $ can be deposited quickly into a already verified bank account. Credit Review the "KEY" for every borrower's loan successful funding. Consider a Credit Review to be PROACTIVE. It can be completed quickly if borrower initiated. BEST THAT A CREDIT REVIEW COMPLETED DURING THE LOANS EARLY FUNDING. WAITING UNTIL A LISTING AT VERY END CREATES CHAIN-REACTION DELAY IN APPROVAL, FUNDING AND DEPOSITING $. A Credit Reviewer's goal is to complete a required borrower Credit Review within 4-days after loan listed. If Credit Reviewer does N-O-T contact you within 3-days your loan's listed date, then AFTER verifying the less than $1 trial deposit posted to your bank account, YOU should ASAP initiate contact with Credit Review. Refer to "CONTACT US" link located bottom L C Home Page. Therein is Member Support Department's email address and Toll Free telephone number. Home Office closed on Sat, Sun, national, and certain, California Holidays. Earlier borrower Credit Review completed, loan is "APPROVED" for later issue, means sooner loan attracts interested lenders who actually commit $ to help to fund loans. Loans that require an excessive time for a Credit Review to be completed because of "I'll do it when more convenient" borrower procrastination, then their $ funding always lags far-behind loans listed same day but Credit Review is quickly completed and loan is "Approved" for later issue. A participating lenders role is to exclusively fund their selected loans; we do nothing else. Home Office Credit Reviewer are only persons who conduct the borrowers employment and income verification. They are only persons that the borrower sends ALL required income documents. I'll revisit shortly; then I'll ask questions about requested loan. Information benefits a 1ST time borrower. Lender 505570 U S Marine Corps-RETIRED, Virginia Beach, VA Tuesday 06.15.2010 at 05:25 AM ET.	Thanks for info.
Your "Major Purchase" or "Other" category loan is 1 of 354 borrower loans that Lending Club listed today for lender consideration. Lenders are attracted to loans that borrowers provided basic DETAILS about their loan; buy a boat and motor, or durable household appliances such as refrigerator-freezer, washer-dryer, HVAC system, a engagement ring, and the PURPOSES how, after the loan funds and origination fee is deducted, the net proceeds are intended to be spent to benefit the borrower? What remaining debts are being Consolidated? Refinanced? Combined? et al. Your listing currently provided limited or no helpful information that attracts lenders interest and for them to possibly commit their $ to help fund your loan. Loan remains the 1st class mystery to all lenders. You should provide the basic Details and Purposes about how a loan intended to benefit you. Minus basic information, loan doesn't compete favorably for lenders available funding $. At end of borrower registration process exists the opportunity to add DESCRIPTION details, purposes, miscellaneous, etc, that will aid prospective lenders. Hope this honest appraisal helps your loan to attract needed lenders $. Lender 505570 U S Marine Corps-RETIRED Tuesday 06.15.10 5:45 AM ET	Loan is for wedding ceremony
What will your combined family income be following the wedding?	Combined family income following wedding shall be around 110 k/year
Lenders view the loan application featuring the Borrower's Profile [Employer and Employment Length, Monthly Gross Income, Home Ownership, Location, Debt-to-Income Ratio]; The highly condensed Transunion Credit Report [Line totals, i. e, the Revolving Credit Balance total debt but not each balance that could be owed to the possible credit grantees such as Amex, Home Depot, MC, Visa, etc]; And finally, if provided, an optional narrative description. I am interested to help fund your $20,000 Wed Exp category loan. My questions are: Number [1] Position (Job/What you do) for employer NJ Med School? Number [2] Transunion Credit Report shows a $7,632 Revolving Credit Balance total debts (43.00 pct credit usage). What $ payments per month are now being paid on all RCB debts? (Total $ that are actually PAID per month; not the Credit Card minimum $ payments that are DUE per month.) Number [3] If loan 100 pct funds, then Lending Club issued standard promissory note has NO prepayment penalty. You selected a 60-months maximum term repayment that offers a lowest monthly payment. Do you intend to payoff this loan early? < 1-yr? 1 to 2-yrs? 2 to 3-yrs 3 to 4-years? Or use the full 5-yrs maximum time allowed? [The Length of Time question asks for answer based on current intentions. Every borrower has an initial idea of how long they will continue to pay on their loan before the final payment occurs. An approximate in years answer appreciated. Your answer will help many lenders who read Q-A's, and myself, to participate in helping to fund your loan.] Advance thanks for THREE answers that will help other lenders, and myself, to make a informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Beach, VA Tuesday 06.15.10 @ 1:32 PM ET.	1) I am a resident Physician at New Jersey Medical School in the department of psychiatry 2)Around 500$ are paid on the revolving credit balance per month. 3)I intend to pay off this loan in around 18 months - 24 months.
Is this for your own wedding or someone else's wedding?	This is for my own wedding ceremony.

Member Payment Dependent Notes Series 530036

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
530036	$25,000	$18,500	13.61%	1.00%	June 28, 2010	June 26, 2015	June 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 530036. Member loan 530036 was requested on June 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	southwest siding & windows & doors	Debt-to-income ratio:	12.38%
Length of employment:	5 years	Location:	Seminole, TX

Home town:
Current & past employers:	southwest siding & windows & doors
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/12/10 > plan to buy restuarant supplies Borrower added on 06/12/10 > plan to buy restuarnat supplies by August

A credit bureau reported the following information about this borrower member on June 12, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	66
Revolving Credit Balance:	$19,553.00	Public Records On File:	0
Revolving Line Utilization:	31.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Your Small Business category loan is 1 of 201 total borrower loans that Lending Club listed today for lender consideration. Lenders appreciate borrowers who provide DETAILS about their business? (i..e., Start-up? Established? Products? Services? Targeted clientele? Etc.) A-N-D provide PURPOSES how their loans net proceeds are intended to be spent to benefit either borrower or business? (Website upgrade? Inventory? Expansion? Advertising? Prepaid expenses? Renovating premises? Purchase equipment and or fixtures? "Floor" financing? Or exactly what? Etc.) Your listing provided nothing to attract a lenders interest and for them to possibly help to fund your loan. Small Business category loans always are the H-A-R-D-E-S-T loan category to fully-fund because borrower loan default rate is highest of all loan categories. Your loan currently remains 1st class genuine MYSTERY to all lenders. I strongly suggest that you provide your loans basic D-e-t-a-i-l-s and P-u-r-p-o-s-e-s how loan directly intended to benefit you. Minus the necessary information, realistically loan has extremely BLEAK prospects to be potential lender 100 pct funded. At end of borrower registration process exist the opportunity to ADD loan DESCRIPTION- details, purposes, miscellaneous etc- to aid prospective lenders. Hope this lenders honest appraisal helps you to modify loan to attract needed lenders. Lender 505570 U S Marine Corps-RETIRED Sunday 06.13.10 at 9:49 AM ET	Plan to use the money to fix up the restuanat that we bought
Hello there, I am interested in financing your loan. But please answer these two questions first please: 1. Do you hold the title to your home on *your own name* 2. How much equity do you have on your house? (please provide the home valuation and total balance of the mortgage/heloc loans) Thank you.	We own our home we have about $8000,00 to go on it towards it is paid off not sure how much equity it is sorry about that I don't know that
Your lack of proper grammar in writing does not inspire confidence. Would you invest your money in an unprofessional or an illiterate?	no just for Restuarant supplies

Member Payment Dependent Notes Series 530124

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
530124	$10,000	$10,000	13.98%	1.00%	June 25, 2010	June 26, 2013	June 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 530124. Member loan 530124 was requested on June 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,000 / month
Current employer:	n/a	Debt-to-income ratio:	10.28%
Length of employment:	n/a	Location:	Edgar Springs, MO

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on June 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	11	Months Since Last Delinquency:	11
Revolving Credit Balance:	$3,684.00	Public Records On File:	1
Revolving Line Utilization:	17.40%	Months Since Last Record:	118
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But please answer these two questions first please: 1. Do you hold the title to your home on *your own name* 2. How much equity do you have on your house? (please provide the home valuation and total balance of the mortgage/heloc loans) Thank you.	Type your answer here.Yes on both houses 27,000.00on one 9.00 on the othwe
What is your source of income? What will you do with the loan? Your previous answer regarding home equity was garbled. Please respond to investor #595101 again. Thank you.	Type your answer here.Military Retirement 1919.33 Social securty mine 1179.00 wife 572.00 VA 1333.00 Put in septic and roof on remodle kitchen. I owe 86,000 on my house it is apprrased at 111,000
What Branch of the Military did you serve ?	Type your answer here.Army I was a E-9

Member Payment Dependent Notes Series 530154

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
530154	$10,000	$10,000	11.86%	1.00%	June 28, 2010	June 26, 2013	June 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 530154. Member loan 530154 was requested on June 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,457 / month
Current employer:	Essilor of America	Debt-to-income ratio:	12.79%
Length of employment:	1 year	Location:	Westchester, CA

Home town:
Current & past employers:	Essilor of America
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/13/10 > I have a good, stable job it says 1yr with them but I am re-hire originally I was working there for 12yrs and left for better offer and went back 6yrs later. Bad choices have me in a bit of a struggle but I have always been very responsible.

A credit bureau reported the following information about this borrower member on June 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	26	Months Since Last Delinquency:	19
Revolving Credit Balance:	$7,394.00	Public Records On File:	0
Revolving Line Utilization:	50.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello, I can see your debt around 7400, what else are you using the 10k loan for? Thanks.	Essilor of America is an opthalmic lens manufacturer. Corporate is in the US is in Texas and worldwide Corporate is in France. I work for a Lab that sells prescription eyeglasses to Doctors and optical shops. I have worked in Optical for 19 years, I am currently managing the Customer service dept as well as the front office dept, I have been there for a year and love it =) I been struggling to make payments lately. I asked for $10,000 because I would have about $2,500 left and I would like to pay $1,000 to pay for my car because I feel like my $355 monthly, the high interest paid doesnt help. The remaining I would like to have in the bank for unexpected expenses, it seems to me like that having zero mony left is what usually makes me start using my cards, I would like to have a clean start and stop the pattern I have done in the last years.
Hello. What is Esslor and what do you do there? I can see your debt around $7400, why do you need $10k? I see a delinquency 19 months ago, please explain. Thanks!	I answered this on the other question but I believe you are the same member asking =).

Member Payment Dependent Notes Series 530173

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
530173	$15,000	$10,650	11.86%	1.00%	June 29, 2010	June 26, 2013	June 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 530173. Member loan 530173 was requested on June 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,667 / month
Current employer:	UCLA	Debt-to-income ratio:	17.40%
Length of employment:	< 1 year	Location:	Westchester, CA

Home town:
Current & past employers:	UCLA
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/13/10 > Funds will pay off all credit card debt that have high interest rates. Borrower added on 06/13/10 > Work History-2000-2007 Healthcare IT dept 2007-2010 Education-I had to substitute teach as there were no jobs available, this is where I charged some tuition and other living expenses that brought me to where I am today. I have never had to go on assistance and luckily in March landed a great job. As of March I am with UCLA -past 3 month probation, its the job of my dreams, great place to work, benefits, but I want to pay off my debt with a lower interest rate. Borrower added on 06/22/10 > Budget--Currently I'm paying $750.00 toward my credit card debt, this loan would save me interest and $250.00 which I plan to add to my savings budget and allows me a cushion.

A credit bureau reported the following information about this borrower member on June 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	25
Revolving Credit Balance:	$12,801.00	Public Records On File:	0
Revolving Line Utilization:	56.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 530175

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
530175	$25,000	$16,800	15.58%	1.00%	June 28, 2010	June 26, 2013	June 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 530175. Member loan 530175 was requested on June 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,600 / month
Current employer:	Kimberly Clark Inc	Debt-to-income ratio:	20.83%
Length of employment:	3 years	Location:	Aiken, SC

Home town:
Current & past employers:	Kimberly Clark Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/23/10 > I'm applying for this loan to pay off all my credit cards and two small loans to have one payment. With this loan I will be debt free in the three years.

A credit bureau reported the following information about this borrower member on June 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,251.00	Public Records On File:	1
Revolving Line Utilization:	77.50%	Months Since Last Record:	99
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
This is listed as a debt consolidation loan, but your credit report reveals that you only have $14,250 in credit cart debt, what will the rest of the money be used for? Also, what is your expected time frame for re-payment? 6mos.-1yr.? 1-2 yrs.? 2-3 yrs.?	I have three other things also. Two loan and IRS taxes.
Do you plan to pay this loan off early, or over the entire 3-year term?	I plan on paying it off early by making either extra whole payment or half payments.
IF LOAN DOESNT FULLY FUND WILL U ACCEPT THE PROCEEDS	Yes I will!

Member Payment Dependent Notes Series 530253

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
530253	$10,000	$10,000	16.82%	1.00%	June 28, 2010	June 26, 2015	June 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 530253. Member loan 530253 was requested on June 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	jonesboro surgery center	Debt-to-income ratio:	10.79%
Length of employment:	2 years	Location:	jonesboro, AR

Home town:
Current & past employers:	jonesboro surgery center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/13/10 > I plan to use the funds to pay off some of the credit cards I have used to purchase tools for my eletronics bussiness. Untill I am debt free I plan on keeping my present full time employment. I started out with juts on or 2 clients and now have over 30 that I service electronic equipment for. I have payed for over 25000 dollars in equipment and tools in two years with out any aid. Borrower added on 06/13/10 > I plan to use the funds to purchase equipment need to service medical equipment. I am a good borrower because I pay my debt and have a stable job in the medical field. Borrower added on 06/13/10 > I currently work at a surgery center as a biomed engineer and surgical tech. I repair medical equipment. and assist doctors in surgery.

A credit bureau reported the following information about this borrower member on June 12, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,989.00	Public Records On File:	1
Revolving Line Utilization:	69.10%	Months Since Last Record:	101
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at jonesboro surgery center?	I am a bio med engineer and I am a surgical tech.
What is your public record on file?	I was struck by a car had over 2 million dollars in medical debt had to file chapter 13 bankruptcy to repay some of the debt.
Transunion Credit Report shows 1 unidentified Public Record on File 101 months ago. What was this Public Record? a-n-d What was final disposition of this PublcRecord? Lender 505570 USMC-RETIRED 06.13.2010 09:55 AM ET	I was struck by a car had over 2 millon dollars in medical bills had to file chapter 13 bankruptcy and repaid a portion of the debt.in 2001
Lenders view the loan application featuring the Borrower's Profile [Employer and Employment Length, Monthly Gross Income, Home Ownership, Location, Debt-to-Income Ratio]; The highly condensed Transunion Credit Report [Line totals, i. e, the Revolving Credit Balance total debts but not each balance that could be owed to the possible credit grantees such as Amex, Home Depot, MC, Visa, etc]; And finally, if provided, an optional narrative description. I am interested to help fund your $10,000 Small Businessc ategory loan. My questions are: Number [1] Position (Job/What you do) for employer Jonesboro Surgery Center? Number [2] Transunion Credit Report shows a $10,989 Revolving Credit Balance total debts (69.10 pct credit usage). What $ payments per month are now being paid on all RCB debts? (Total $ that is actually PAID per month; not the Credit Card minimum $ payments that are DUE each month.) Number [3] If loan 100 pct funds, then Lending Club issued standard promissory note has NO prepayment penalty. You selected a 60-months maximum term repayment that offers a lowest monthly payment. Do you intend to payoff this loan early? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-years? Or use the full 5-yrs maximum time allowed? [The Length of Time question asks for answer based on current intentions. Every borrower has an initial idea how of long they will continue to pay on their loan before the final payment occurs. A approximate in years answer appreciated. Your answer will help many lenders who read Q-A's and myself to participate in helping to fund your loan.] Advance thanks for THREE answers that will help other lenders, and myself, to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Beach, VA Sunday 06.13.10 @ 10:00 AM ET.	I am a biomed engineer I repair broken electronic equipment. I also assist surgeons during surgery. The total I pay on the 10,989 is about 450.00 dollars a month so I can pay it off quicker. My plan is to pay this loan off, if 100 percent funded off early in 3 years. Some Of this loan money will go to paying off some of the 10,989 debt I have because of better intrest rate.
Hello there, I am interested in financing your loan. But please answer these two questions first please: 1. Do you hold the title to your home on *your own name* 2. How much equity do you have on your house? (please provide the home valuation and total balance of the mortgage/heloc loans) Thank you.	no I dont ow title to my house and I have about 30000 in equity but my wife and I have a 4.25 intrest rate and dont plan on refinancing any time soon.
Borrower, After P2P lending media coverage, Lending Club loans are 2X to 3X the prior listing levels; 350 to 400 loans now listed per day. High-quality, credit-worthy borrowers increased a demand for Credit Card Refinance, Debt Consolidation, Home Improvement loans. A partially funded loan exceeding 60 pct is eligible for issue. $10 - $25K range loans end approximately 70 percent funded when 14-days time expired. One option to accept partially funded loan or cancel loan. Another option is re-list same or modified version loan for 14-days time. Unless borrower volume decreases (unlikely) or active lenders increases (possibility) or combination both simultaneously occurs, expect re-listed loans to repeat 70 percent funded when 14-days lime expires. After 12 days listed, $10,000 loan 50 percent funded. 2 days remains before 14-days expires. Good news is loan funding pace always quickens closer loan approaches 14-days expiration. Question: If loan ends 70 percent or hopefully higher pct funded when 14-days maximum time expires, will you accept partially funded loan? Or do you intend to cancel loan and to re-list? Following loan related information could be beneficial to you. FYI: Simultaneous Loans Lending Club Help, Borrower Information, How It Works, Can I Apply for Multiple Loans? "You may be able to apply for a second loan after 6 months of current payments in an existing loan. You can only have maximum of 2 loans in active repayment status on Lending Club. Borrower Membership Agreement, Section 3, "Loan Requests", Sentence 2 "You may not post more than one loan request on the site at a time and you may not have more than two loans outstanding at any given time". Summary: After initial loan issued and borrower payments are current for 6 months, subject to borrower credit review requirements, borrower can list a second loan for lender consideration and possible funding. In interim, borrower can advantageously use loan's net proceeds. Advance thanks for your answer to question accepting partially funded loan. Lender 505570 USMC-RETIRED Tuesday 06.22.2010 at 1:45 PM ET	Yes I will take a parital loan because I need to buy some tools to keep up with the demand of my services plus it will give me a chance to prove myself
IF LOAN DOESNT FULLY FUND WILL U ACCEPT THE PROCEEDS	Yes because i have grown so much that i need the tools to keep up with demand of my services

Member Payment Dependent Notes Series 530302

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
530302	$18,000	$16,650	7.51%	1.00%	June 28, 2010	June 26, 2013	June 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 530302. Member loan 530302 was requested on June 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,875 / month
Current employer:	Ciber Inc.	Debt-to-income ratio:	11.17%
Length of employment:	4 years	Location:	Bloomington, IL

Home town:
Current & past employers:	Ciber Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/12/10 > To upgrade my current job skills I will have to attend a training program on Advanced J2EE concepts and Architecture which may eventually entitle me for a job promotion within my current Organization. I am eligible for only a $2000.00 training allowance from my employer per year. I have an excellent credit score and have paid all my previous loans and balances on time.

A credit bureau reported the following information about this borrower member on June 12, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2003	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,408.00	Public Records On File:	0
Revolving Line Utilization:	16.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Ciber Inc. and what do you do there?	Ciber Inc. (www.ciber.com) is a consulting Company mainly providing IT resources and services. I am currently working as an IT consultant at one of their client locations.
Hi. Does the training program cost $20K? Seems like a lot for that. Where is it and how long is it for? Thanks.	Egal, You are correct. The training won't cost the entire 20,000 USD, but that will be my main spending with the loan amount. I am planning to take up these trainings at LRS Education services, - Advanced Java $2095.00 => (5 days) - Developing J2EE Apps Using WebSphere Studio App Developer => $2095.00 (5 days) - WebSphere Application Server v6 Administration => $2095.00 (5 days) My wife is planning to take up these, - Dreamweaver CS4: Introduction and Advanced => $995.00 (3 Days) - Introduction to Java => $2095.00 (5 days) My wife would need a new laptop which may cost around $1000.00 for a high end configuration to install and run the applications we need. I have to send $6500.00 (around 300,000 Indian Rupees) to my parents in India for a financial emergency that came up If there's enough money left, I may go for a Tempur-pedic mattress. Regards Venkatesh
What are your other $ monthly costs (rent, car, utilities, any CC debt/loan payments, insurance, phone, internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to this Q	My monthly expenses including rent, utilities, credit card payments, etc all come up to around $3,000.

Member Payment Dependent Notes Series 530350

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
530350	$9,000	$9,000	15.95%	1.00%	June 24, 2010	June 26, 2015	June 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 530350. Member loan 530350 was requested on June 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	n/a	Debt-to-income ratio:	11.41%
Length of employment:	5 years	Location:	Providence, RI

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/12/10 > The purpose of this loan is to pay back 2 higher interest credit cards/lines (combined balance of approximately $3,500), delinquent state income tax (approximately $3,000), and to provide me short term liquidity (approximately $2,500) while I start a new job on June 15 which will increase my ability to repay my debts.

A credit bureau reported the following information about this borrower member on June 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,257.00	Public Records On File:	0
Revolving Line Utilization:	81.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	Partner in a successful small business. Starting a second entrepreneurial venture.
Lenders view the loan application featuring the Borrower's Profile [Employer and Employment Length, Monthly Gross Income, Home Ownership, Location, Debt-to-Income Ratio]; The highly condensed Transunion Credit Report [Line totals, i. e, the Revolving Credit Balance total debts but not each balance that could be owed to the possible credit grantees such as Amex, Home Depot, MC, Visa, etc]; And finally, if provided, an optional narrative description. I am interested to help fund your $9,000 Debt Consol category loan. My questions are: Number [1] What is your existing self-employed occupation or your small business? Number [2] Transunion Credit Report shows a $20,257 Revolving Credit Balance total debts (81.00 pct credit usage). What $ payments per month are now being paid on all RCB debts? (Total $ that is actually PAID per month; not the Credit Card minimum $ payments that are DUE each month.) Number [3] If loan 100 pct funds, then Lending Club issued standard promissory note has NO prepayment penalty. You selected a 60-months maximum term repayment that offers a lowest monthly payment. Do you intend to payoff this loan early? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-years? Or use the full 5-yrs maximum time allowed? The [Length of Time question asks for answer based on current intentions. Every borrower has an initial idea of how long they will continue to pay on their loan before the final payment occurs. An approximate in years answer appreciated. Your answer will help many lenders who read Q-A's and myself to participate in helping to fund your loan.] Advance thanks for THREE answers that will help other lenders and myself to make informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Beach, VA Sunday 06.13.10 @ 10:00 AM ET.	[1] To protect my anonymity, I prefer not to publish the name of the business. I can tell you that it is a professional services business with annual revenues of approximately $250,000. [2] The $ payment per month on all RCB debts is approximately $830/Month. [3] I intend to repay the loan as soon as I can. Realistically, I think that this will take a couple of years if not longer. I chose the 5-year loan because of the lower payment amount.

Member Payment Dependent Notes Series 530378

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
530378	$17,600	$17,600	14.84%	1.00%	June 28, 2010	June 27, 2013	June 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 530378. Member loan 530378 was requested on June 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,083 / month
Current employer:	Sullivan Keenan Oliver & Violando, LLP	Debt-to-income ratio:	21.81%
Length of employment:	10+ years	Location:	GUILDERLAND, NY

Home town:
Current & past employers:	Sullivan Keenan Oliver & Violando, LLP
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/22/10 > This is a loan to pay off all outstanding debt. I will have no difficulties repaying the loan, considering my income level.

A credit bureau reported the following information about this borrower member on June 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1990	Delinquent Amount:	$0.00
Open Credit Lines:	24	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	50	Months Since Last Delinquency:	9
Revolving Credit Balance:	$15,994.00	Public Records On File:	0
Revolving Line Utilization:	34.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance.	Citi Card - $6000 - will pay off MasterCard - $5000 will pay off Home Depot - $5500 - will pay off Best Buy - $900 - will pay off approx $500
What is Sullivan Keenan Oliver & Violando, LLP and what do you do there?	I am an attorney and partner in the law firm.
Lenders view the loan application featuring the Borrower's Profile [Employer and Employment Length, Monthly Gross Income, Home Ownership, Location, Debt-to-Income Ratio]; The highly condensed Transunion Credit Report [Line totals, i. e, the Revolving Credit Balance total debt but not each balance that could be owed to the possible credit grantees such as Amex, Home Depot, MC, Visa, etc]; And finally, if provided, an optional narrative description. I am interested to help fund your $17,000 Debt Consolcategory loan. My questions are: Number [1] Attorney, brief description your employer Sullivan Kenan et al legal specialities? Number [2] Transunion Credit Report shows a $15,994 Revolving Credit Balance total debts (34.60 pct credit usage). What $ payments per month are now being paid on all RCB debts? (Total $ that are actually PAID per month; and not the Credit Card minimum $ payments that are DUE per month.) Number [3] If loan 100 pct funds, then Lending Club issued standard promissory note has NO prepayment penalty. You selected a 36-months maximum term repayment that offers a lowest monthly payment. Do you intend to payoff this loan early? < 1-yr? 1 to 2-yrs? Or use the 2 to 3-yrs maximum time allowed? [The Length of Time question asks for answer based on current intentions. Every borrower has an initial idea of how long they will continue to pay on their loan before the final payment occurs. An approximate in years answer appreciated. Your answer will help many lenders who read the Q-A's, and myself, to participate jointly in helping to fund your loan.] Advance thanks for THREE answers that will help other lenders, and myself, to make informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Beach, VA Monday 06.14.10 @ 11:15 AM ET.	thanks for your questions. (1) we represent insurance companies and claimants in workers' compensation matters, social security disability claims, appeals to appellate division, etc. we're one of the oldest firms in albany, ny. we've been in existance for 60+ years, i believe. i have been a partner since 2000 and am now second in command; (2) i'd estimate i pay approx $1500 per month on these bills currently; (3) i would anticipate paying the loan off approx 6 months earlier than that, depending upon bonuses, etc. Thank you for your interest and assistance.
Hello there, I am interested in financing your loan. But please answer these two questions first please: 1. Do you hold the title to your home on *your own name* 2. How much equity do you have on your house? (please provide the home valuation and total balance of the mortgage/heloc loans) Thank you.	1. I own my home with my wife. 2. I believe we have about $70K in home equity. it's a bit of a guess, in light of the housing value drop, but i believe our mortage is in the range of $330K, and i believe the home would sell for $400K.
Executive Officer Attorney, received your email; thanks for answers. Refer to my earlier email about the required borrower employment-income verification a/k/a "Credit review". If your bank account shows the Home Office trial deposit posted that is always less than $1 then initiate contact with Home Office Credit Review so that you can later either fax or email (attachment) the income documents required. Sooner Credit Review completed and loan is "Approved " for later issue the sooner loan will begin to attract lender $ and faster loan will fund. Over and out. Lender 505570 USMC-RETIRED 06.14.2010 1:13 PM ET	Will do. Thanks. I've been watching for the trial deposit.
IF LOAN DOESNT FULLY FUND WILL U ACCEPT THE PROCEEDS	While I would consider re-listing the loan for another 2 weeks, I will more likely just accept the proceeds at the end of the current listing period. I will definitely accept the proceeds at the end of the current period if the funding reaches over $11,000.
AT YOUR INCOME LEVEL, WHAT WAS DELIQUENCY 9 MONTHS AGO	Frankly, I'm not sure. My only guess - we did have an EZ Pass account (automatic toll pay) that lapsed several years ago. We then bought a new home and moved. About 9 - 12 months ago, we got a call from a collections agency saying there was an outstanding balance. They had never sent us a bill to our current home, and we promptly paid it once we got the call.
Borrower, After P2P lending media coverage, loans now 2X to 3X prior listing levels; 350 - 400 loans are listed daily. High-quality, credit-worthy borrowers increased demand for Credit Card Refinance, Debt Consolidation, Home Improvement loans. Partially funded loan exceeding 60 pct is eligible for issue. $10 - $25K range loans end at approximately 70 percent funded when 14-days time expired. An option is to accept partially funded loan or cancel. Another option is re-list same or modified loan version 14-days time. The chances are excellent that an already employment - income verified "Approved" for issue loan that is relisted for 14-days will fund at higher level than did orginally did. After 12 full days listed, $17,600,000 loan 68 pct funded. 2 days remain before 14-days expires. Good news is loan funding pace always quickens closer loan approaches 14-days expiration. Question: If loan ends 70 or hopefully higher percent funded when the 14-days maximum time expires, will you accept a partially funded loan? Or do you intend to cancel loan and to re-list? Following loan information could be beneficial to you. FYI: Simultaneous Loans Lending Club Help, Borrower Information, How It Works, Can I Apply for Multiple Loans? "You may be able to apply for a second loan after 6 months of current payments in an existing loan. You can only have maximum of 2 loans in active repayment status on Lending Club. Borrower Membership Agreement, Section 3, "Loan Requests", Sentence 2 "You may not post more than one loan request on the site at a time and you may not have more than two loans outstanding at any given time". Summary: After initial loan issued and borrower payments are current for 6 months, subject to borrower credit review requirement, borrower can list their second loan for lender consideration and possible funding. In interim, borrower can advantageously use a lower APR pct loan's net proceeds and partially payoff higher pct Credit Card Revolving Credit Balance existing debts. Advance thanks for your answer to question accepting partially funded loan. Lender 505570 USMC-RETIRED Friday 06.25.2010 at 9:51 AM ET	Thanks for your question. I intend to accept the loan at the end of the current period in 2 days. I am pleased with the increase in funding over the past few days, and it makes sense for me to accept the loan in 2 days. I also appreciate the info provided about a second loan in the future. Thanks again.

Member Payment Dependent Notes Series 530408

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
530408	$15,000	$15,000	15.58%	1.00%	June 29, 2010	June 29, 2013	June 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 530408. Member loan 530408 was requested on June 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,667 / month
Current employer:	boston medical center	Debt-to-income ratio:	16.70%
Length of employment:	3 years	Location:	walpole, MA

Home town:
Current & past employers:	boston medical center
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on June 13, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1987	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	44	Months Since Last Delinquency:	4
Revolving Credit Balance:	$108,951.00	Public Records On File:	0
Revolving Line Utilization:	81.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance.	Type your answer here. I just got off the phone with a loaner officer and he approved my loan. Thank you!!
Borrower, NO questions are asked; NO answers are required. Email is only F-Y-I. After The Lending Club Home Office less than $1 trial deposit verifies borrower bank account, your loan NEXT step is required borrower Employment-Income Verification "Credit Review". Employment verification independent of income verification and vice verse. A Home Office Credit Reviewer will contact you by email or by telephone. Reviewer will tell you that for the loan category and loan's $ amount what income documents you must submit- 2 Earnings Statements, or a 2009 IRS 1040, or, if self-employed or a small business owner, a IRS Form T4506 Request for Copy Income Tax Return. Reviewer provides the receiving Fax Machine telephone number and will indicate preferred format (doc, pdf etc) for transmitting the documents via a email attachment. After Credit Review completed, the loan application we lenders view reflects a borrower Credit Status "Approved" for funded loan's $ deposit. An "Approved" Credit Status benefits borrower because: (1) Your loan will then attract lenders waiting until review process completed before committing their $. (2) After completed, funding pace will quicken. (3) After loan funded, then net $ can be deposited quickly into a already verified bank account. Credit Review the "KEY" for every borrower's loan successful funding. Consider a Credit Review to be PROACTIVE. It can be completed quickly if borrower initiated. BEST THAT A CREDIT REVIEW COMPLETED DURING THE LOANS EARLY FUNDING. WAITING UNTIL A LISTING AT VERY END CREATES CHAIN-REACTION DELAY IN APPROVAL, FUNDING AND DEPOSITING $. A Credit Reviewer's goal is to complete a required borrower Credit Review within 4-days after loan listed. If Credit Reviewer does N-O-T contact you within 3-days your loan's listed date, then AFTER verifying the less than $1 trial deposit posted to your bank account, YOU should ASAP initiate contact with Credit Review. Refer to "CONTACT US" link located bottom L C Home Page. Therein is Member Support Department's email address and Toll Free telephone number. Home Office closed on Sat, Sun, national, and certain, California Holidays. Earlier borrower Credit Review completed, loan is "APPROVED" for later issue, means sooner loan attracts interested lenders who actually commit $ to help to fund loans. Loans that require an excessive time for a Credit Review to be completed because of "I'll do it when more convenient" borrower procrastination, then their $ funding always lags far-behind loans listed same day but Credit Review is quickly completed and loan is "Approved" for later issue. A participating lenders role is to exclusively fund their selected loans; we do nothing else. Home Office Credit Reviewer are only persons who conduct the borrowers employment and income verification. They are only persons that the borrower sends ALL required income documents. I'll revisit shortly; then I'll ask questions about requested loan. Information benefits a 1ST time borrower. Lender 505570 U S Marine Corps-RETIRED, Virginia Beach, VA TWednesday 06.16.2010 at 10:15 AM ET.	Type your answer here. Thank you, I misunderstood the approved statement made to me and this was helpful.
Hello there, I am interested in financing your loan. But please answer these two questions first please: 1. Do you hold the title to your home on *your own name* 2. How much equity do you have on your house? (please provide the home valuation and total balance of the mortgage/heloc loans) Thank you.	Type your answer here. My home title is tenants in entirety with my husband and I listed. We own about 177,000 with a value of 425,000.
Lenders view the loan application featuring the Borrower's Profile [Employer and Employment Length, Monthly Gross Income, Home Ownership, Location, Debt-to-Income Ratio]; The highly condensed Transunion Credit Report [Line totals, i. e, the Revolving Credit Balance total debt but not each balance that could be owed to the possible credit grantees such as Amex, Home Depot, MC, Visa, etc]; And finally, if provided, an optional narrative description. I am interested to help fund your $15,000 Debt Consol category loan. My questions are: Number [1] Position (Job/What you do) for employer Boston Medical Center? Number [2] If loan 100 pct funds, then Lending Club issued standard promissory note has NO prepayment penalty. You selected a 36-months maximum term repayment that offers a lowest monthly payment. Do you intend to payoff this loan early? < 1-yr? 1 to 2-yrs?Or to use the 2 to 3-yrs maximum time allowed? [The Length of Time question asks for an answer based on current intentions. Every borrower has an initial idea of how long they will continue to pay on their loan before the final payment occurs. An approximate in years answer appreciated. Your answer will help many lenders who read Q-A's, and myself, to participate together in helping to fund your loan.] FYI: Home Office Credit Reviewer conducted Employment-income verified. Loan "Approved" for issue AFTER participating P2P lenders actually fund the loan. Advance thanks for TWO answers that will help other lenders, and myself, to make a informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Beach, VA Wednesday 06.16.2010 at 11:59 PM ET.	Type your answer here. I am a nurse manager for the operating room and recovery room for out patient surgery. I hope to pay off the loan a little quicker but not sure how much time I will be able to cut off at this time maybe 2 years to pay back.
Hello there, I am interested in financing your loan. But please answer these two questions first please: 1. Do you hold the title to your home on *your own name* 2. How much equity do you have on your house? (please provide the home valuation and total balance of the mortgage/heloc loans) Thank you.	Type your answer here. Tenants in entirety with my husband and I listed as owners.
1 - You have had 3 delinquencies in the last 4 months. Explain Please. 2 - Your Revolving Credit Balance is $108,951.00, WHY so much? 3 - How is $15K going to help? 4 - What is your position at Boston Medical Center? Thank you in advance for 4 answers.	Type your answer here. delinquencies are me losing track of the date running around, I just helped my mother place my father in a nursing home after trying to keep him at home which is a process that took alot of time!! My credit has always been great so I was able to purchase land in both Maine and New Hampshire preparing for years to come and I had been moving credit around usually being able to keep balances at a 0-2% interest rate until the system changed and those offers are gone and now I have interest rates in the 20's so getting some balances at a fixed rate the approx $800 in interest being accrude monthly now will not keep my balances up. I am the nurse manager for ambulatory surgery at BMC.
You titled your loan request "disney" !!?? You want us to loan someone who earns 100K and has 108k in debt 15k to go to Disneyland?	Type your answer here. I am not going to disney I want to pay off the balance of my Chase DIsney VISA.
IF LOAN DOESNT FULLY FUND WILL U ACCEPT THE PROCEEDS	Type your answer here. No
Please provide a breakdown of your large Revolving Credit Balance: $108,951.00. To whom (type), balance, interest rate and monthly payments. Thank you.	Type your answer here. Not sure where the 108 is coming from. 3 credit cards with revoling credit at interest rates in the 20's. one about 15,000, another 18 and the last 7,000. I am currently making $500 min payments x3. other credit is fixed payment with end dates.
Borrower, After P2P lending media coverage, loans now 2X to 3X prior listing levels; 350 - 400 loans are listed daily. High-quality, credit-worthy borrowers increased demand for Credit Card Refinance, Debt Consolidation, Home Improvement loans. Partially funded loan exceeding 60 pct is eligible for issue. $10 - $25K range loans end at approximately 70 percent funded when 14-days time expired. An option is to accept partially funded loan or cancel. Another option is re-list same or modified loan version 14-days time. The chances are excellent that an already employment - income verified "Approved" for issue loan that is relisted for 14-days will fund at higher level than did orginally did. After 13 full days listed, $15,000 loan 56 pct funded. 1 days remains before 14-days expires. Good news is loan funding pace always quickens closer loan approaches 14-days expiration. Question: If loan ends 70 or hopefully higher percent funded when the 14-days maximum time expires, will you accept a partially funded loan? Or do you intend to cancel loan and to re-list? Following loan information could be beneficial to you. FYI: Simultaneous Loans Lending Club Help, Borrower Information, How It Works, Can I Apply for Multiple Loans? "You may be able to apply for a second loan after 6 months of current payments in an existing loan. You can only have maximum of 2 loans in active repayment status on Lending Club. Borrower Membership Agreement, Section 3, "Loan Requests", Sentence 2 "You may not post more than one loan request on the site at a time and you may not have more than two loans outstanding at any given time". Summary: After initial loan issued and borrower payments are current for 6 months, subject to borrower credit review requirement, borrower can list their second loan for lender consideration and possible funding. In interim, borrower can advantageously use a lower APR pct loan's net proceeds and partially payoff higher pct Credit Card Revolving Credit Balance existing debts. Advance thanks for your answer to question accepting partially funded loan. Lender 505570 USMC-RETIRED Sunday 06.27.2010 at 9:41 PM ET	Type your answer here. I am looking for full funding.
Could you please provide a breakdown of you large debt (type, balance, rate, monthly payments). Thank you.	Type your answer here. mainly 3 credit cards with high interest rates. making min $500 payment x3 without much progress in decreasing balances.
IF LOAN DOESNT FULLY FUND WILL U ACCEPT THE PROCEEDS	Type your answer here. no
if loan doesnt fully fund will u accept the proceeds	Type your answer here. no
IF LOAN DOESNT FULLY FUND WILL U ACCEPT THE PROCEEDS	Type your answer here. No

Member Payment Dependent Notes Series 530471

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
530471	$25,000	$18,750	11.86%	1.00%	June 28, 2010	June 27, 2015	June 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 530471. Member loan 530471 was requested on June 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	n/a	Debt-to-income ratio:	11.19%
Length of employment:	3 years	Location:	Valdosta, GA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on June 13, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,519.00	Public Records On File:	0
Revolving Line Utilization:	24.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance.	American Express - $6,000 13% Discover $2,000 - 16% APR Citi $17,000 - 15% APR These are all of the depts that need to be consolidated.
Employer or current source of income?	Clinical counseling private practice.
Hello there, I am interested in financing your loan. But please answer these two questions first please: 1. Do you hold the title to your home on *your own name* 2. How much equity do you have on your house? (please provide the home valuation and total balance of the mortgage/heloc loans) Thank you.	1. Yes 2. $50,000 ($200,000 home valuation and $150,000)
What are your other $ monthly costs (mortgage, car, utilities, any CC debt/loans not replaced by this loan, insurance, phone, internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to this Q	I have approximately $3,000 in monthly bills each month. There are no other credit card debts/loans to be paid off.
Who is your employer? What is your position? Thanks.	I own and operate a clinical counseling agency that provides therapeutic services for children and families.
Please state your employer and description of your position.	I own and operate a clinical counseling agency that provides therapeutic services for children and families.
Who is your employer - why was it left as N/A? Why does your Revolving Credit Balance not match the credit card debt you list above?	The answer had personel information that was not allowed to be posted. The balance of the revolving credit is equal to the $25,000 applied for in this loan.

Member Payment Dependent Notes Series 530554

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
530554	$18,000	$18,000	13.61%	1.00%	June 28, 2010	June 27, 2015	June 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 530554. Member loan 530554 was requested on June 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Jacobs Engineering Group	Debt-to-income ratio:	15.81%
Length of employment:	6 years	Location:	Weston, FL

Home town:
Current & past employers:	Jacobs Engineering Group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/13/10 > I plan to pay off a high-interest credit card account. I got into debt when starting a business on the side. I have excellent credit (never -late). I am a civil engineer with a stable job and have been with the same company for over 6 years.

A credit bureau reported the following information about this borrower member on June 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$43,349.00	Public Records On File:	0
Revolving Line Utilization:	93.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since this is a credit card refinancing loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance.	Below is a list of my debts (type / balance / APR): Citibank CC / $18,000 / 23.99% Bank of America CC / $16,000 / 11.24% Bank of America CC / $2,700 / 12.9% With the proceeds from this loan, I will pay off the Citibank card. Citibank also has a 0% offer for balance transfers up to August 2011. I will then transfer the $16k from BOA to Citibank to take advantage of the 0% offer. This is part of my multi-step plan to eliminate this debt. Step #1 was to stabilize my finances and stop adding new debt. I've have already achieved that goal. Step #2 is to reduce the amount of interest I'm paying so that I can focus on the principal.
Lenders view the loan application featuring the Borrower's Profile [Employer and Employment Length, Monthly Gross Income, Home Ownership, Location, Debt-to-Income Ratio]; The highly condensed Transunion Credit Report [Line totals, i. e, the Revolving Credit Balance total debt but not each balance that could be owed to the possible credit grantees such as Amex, Home Depot, MC, Visa, etc]; And finally, if provided, an optional narrative description. I am interested to help fund your $18,000 CC REFI category loan. My questions are: Number [1] Position (Job/What you do) for employer Jacobs Engineering Group? Number [12 Transunion Credit Report shows a $43,349 Revolving Credit Balance total debts (93.20 pct credit usage). What $ payments per month are now being paid on all RCB debts? (Total $ that are actually PAID per month; and not the Credit Card minimum $ payments that are DUE per month.) Number [3] If loan 100 pct funds, then Lending Club issued standard promissory note has NO prepayment penalty. You selected a 60-months maximum term repayment that offers a lowest monthly payment. Do you intend to payoff this loan early? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-years? Or use the full 5-yrs maximum time allowed? [The Length of Time question asks for answer based on current intentions. Every borrower has an initial idea of how long they will continue to pay on their loan before the final payment occurs. An approximate in years answer appreciated. Your answer will help many lenders who read Q-A's, and myself, to participate in helping to fund your loan.] Advance thanks for THREE answers that will help other lenders, and myself, to make informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Beach, VA Monday 06.14.10 @ 11:15 AM ET.	(1) I am engineer for Jacobs working on roadway design/planning projects. I feel that my job is secure because I am currently working on a few projects that are fully funded and have about 3 years left on its schedule. (2) Transunion may show $43k in revolving debt but the correct number is about $36-37k. I just paid $6k to Citibank about a month ago. I am paying about $1,100 per month, give or take some. This loan will reduce the amount of interest that I am paying so that I can focus on the principal. (3) I would like to pay the loan off early in 4 years, if possible. I selected the 5 year plan because it gives me a payment amount that I am comfortable with. It gives me more flexibility. Thanks.
Hello there, I am interested in financing your loan. But please answer these two questions first please: 1. Do you hold the title to your home on *your own name* 2. How much equity do you have on your house? (please provide the home valuation and total balance of the mortgage/heloc loans) Thank you.	Yes, the home is in my name. My mortgage balance is currently $224,000. The home is valued at about $300,000. I have a home equity line of credit with no balance. The heloc is approved for $70k. The account has been frozen ever since the credit crunch so I am unable to use it.
Engineer, Thanks for reply to my questions asked. Earlier I sent to you an email concerning required borrower employment-income verification a/k/a "Credit Review". If your bank account shows the less than $1 trial deposit posted; then your 1st priority becomes to contact Home Office Credit Reviewers ASAP and send to them the required income documents that they will request. That way your loan will have a "running start" towards hopefully full funding before 14-days maximum listing expires. Over and out. Lender 505570 USMC-RETIRED 06.14.2010 2:41 PM ET.	Thanks. I have already been contacted by the home office and my bank account has been verified.
Borrower, After P2P lending media coverage, loans now 2X to 3X prior listing levels; 350 - 400 loans are listed daily. High-quality, credit-worthy borrowers increased demand for Credit Card Refinance, Debt Consolidation, Home Improvement loans. Partially funded loan exceeding 60 pct is eligible for issue. $10 - $25K range loans end at approximately 70 percent funded when 14-days time expired. An option is to accept partially funded loan or cancel. Another option is re-list same or modified loan version 14-days time. The chances are excellent that an already employment - income verified "Approved" for issue loan that is relisted for 14-days will fund at higher level than did orginally did. After 12 full days listed, $18,000 loan 50 pct funded. 2 days remains before 14-days expires. Good news is loan funding pace always quickens closer loan approaches 14-days expiration. Question: If loan ends 70 or hopefully higher percent funded when the 14-days maximum time expires, will you accept a partially funded loan? Or do you intend to cancel loan and to re-list? Following loan information could be beneficial to you. FYI: Simultaneous Loans Lending Club Help, Borrower Information, How It Works, Can I Apply for Multiple Loans? "You may be able to apply for a second loan after 6 months of current payments in an existing loan. You can only have maximum of 2 loans in active repayment status on Lending Club. Borrower Membership Agreement, Section 3, "Loan Requests", Sentence 2 "You may not post more than one loan request on the site at a time and you may not have more than two loans outstanding at any given time". Summary: After initial loan issued and borrower payments are current for 6 months, subject to borrower credit review requirement, borrower can list their second loan for lender consideration and possible funding. In interim, borrower can advantageously use a lower APR pct loan's net proceeds and partially payoff higher pct Credit Card Revolving Credit Balance existing debts. Advance thanks for your answer to question accepting partially funded loan. Lender 505570 USMC-RETIRED Friday 06.25.2010 at 9:51 AM ET	As a matter of fact, I started today to look into my options if the full amount is not funded (it is currently at 40%). I'm inclined to accept partial funding if at least 50 percent is achieved. I would then request the remaining 50 percent 6 months from now. I plan on calling Lending Club to discuss further. Thanks.
R U ONE OR TWO INCOME FAMILY	One income family.

Member Payment Dependent Notes Series 530599

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
530599	$15,000	$15,000	7.88%	1.00%	June 28, 2010	June 27, 2013	June 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 530599. Member loan 530599 was requested on June 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,250 / month
Current employer:	Anvil International	Debt-to-income ratio:	10.67%
Length of employment:	10+ years	Location:	MOUNT JOY, PA

Home town:
Current & past employers:	Anvil International
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/16/10 > We are a two income family making approxiately 110,000 per year - no car payments. I myself are responsible for the credit card amount. I tried to become a small business owner from a Multi- Marketing business and found you can spend alot with little results. I ended the downward spiral and now working (2) job to pay the bills. I am hoping to eliminate the large interest rates the credit card companies are applying and put it to the principle of the loan to get more for my hard work. I like your investment program and hopefully in the future can help other as you all are doing.

A credit bureau reported the following information about this borrower member on June 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1993	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,390.00	Public Records On File:	0
Revolving Line Utilization:	28.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance.	Paying off: Capital One - Mastercard - 6,700 @ 17.9% Fulton Bank - 6,700 @ 9.9% Bank of America 1,800 @ 13.24
What is Anvil International and what do you do there?	Anvil is a pipe fitting manufacture with 550 employees. I work as a Healthcare Supervisor (nurse, safety, HR issue)
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	We own our home my husband and I - we owe approximately 30,000 it is worth approximately 250K. We have lived here for 22 years.
What are your other $ monthly costs (mortgage, car, utilities, any CC debt/loans not replaced by this loan, insurance, phone, internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to this Q	$650. house payment -no car payments - car insurance; house; life; taxes; regular cost - phone and internet - regular - gym $10. per month; no child care or tuition cost;

Member Payment Dependent Notes Series 530679

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
530679	$8,800	$8,800	10.38%	1.00%	June 25, 2010	June 27, 2015	June 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 530679. Member loan 530679 was requested on June 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Lerman, Boudart & Associates, LLP	Debt-to-income ratio:	21.59%
Length of employment:	2 years	Location:	Chicago, IL

Home town:
Current & past employers:	Lerman, Boudart & Associates, LLP
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/13/10 > This loan will make my credit card payments more manageable for the 12th anniversary present I got my wonderful wife. There was a new ring that 'had her name on it' along with a trip to Peru that we had always been hoping to take.

A credit bureau reported the following information about this borrower member on June 13, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,694.00	Public Records On File:	0
Revolving Line Utilization:	28.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since this is a credit card refinancing loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance.	The package deal is on a promotional 0% APR until August 2010. I will pay it off with the loan except for about $150, which will be my next payment. This will help me avoid a 20+% APR which would then kick in.
Would you please list the details of each loan: who you owe, current balance, interest rate, monthly amount paid? Also what is your responsibility with your employer? Thank you	The balance of $8,800 is due to CitiBank. Promotional 0% APR turns into around 22.95% in Aug, which is why the need to refinance. The monthly amount paid has been about $140 for the last 10 months. I am a staff accountant. Thank you for your inquiry.
Congratulations on your approval from Lending Club. As investors interested in your loan, we are interested in getting an accurate snapshot beyond the provisions in the loan description section. Please feel free to answer the following questions as it pertains to your loan. Your detailed answers would greatly assist investors in funding your loan in a timely manner. 1. Could you please elaborate on the purpose of this loan? How will this loan be used? 2. Who is your employer and what is your position/responsibilities? Any contingency plans should you be laid off from your current position? 3. What are your other $ monthly costs (mortgage, car, utilities, insurance, phone, internet, food, gym, childcare costs as applicable)? 4. Would you please list the details of each loan: who you owe, current balance, interest rate, monthly amount paid? In addition, which ones will/will not be paid? 5. Explanations for any past delinquencies/public records (if any). 6. Can you list any investments and balances? 7. Are you the sole wage earner in your household or is there another? If there is another, what is your combined income? 8. Can you list your savings account balance(s) and/or any other kind of emergency funds? Will you have the LC (lending club) loan automatically withdrawn from your account? We respect your privacy and understand that while these questions may seem intrusive, your answers will help lenders know how this new loan will fit into your budget, and make them feel secure that their money is being invested wisely.	Ok, let's go in order. The loan will go to pay off a gift to my wife in the form of a dream wedding ring and a vacation. My employer is an accounting partnership in Chicago, where I work as a member of the accounting team. I do a lot of financial accounting as well as taxation. My wife is a licensed attorney. We have both been employed since before we graduated and feel we are very marketable in the case of a personal downturn. In addition, I draw income from my family's farm business in Minnesota. Our car is paid off, rent is $1500 a month, and we have no children. I have cards with $4000. Combined income is $131,000.

Member Payment Dependent Notes Series 530699

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
530699	$15,000	$15,000	11.12%	1.00%	June 28, 2010	June 27, 2015	June 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 530699. Member loan 530699 was requested on June 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,667 / month
Current employer:	Winchester Neurological Consultants	Debt-to-income ratio:	19.06%
Length of employment:	3 years	Location:	Cross Junction, VA

Home town:
Current & past employers:	Winchester Neurological Consultants
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on June 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,116.00	Public Records On File:	0
Revolving Line Utilization:	43.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance.	I currently have 2 credit card accounts, both of which I will use this loan to pay off. The details are as follows: Card 1 - Balance 12025.84 (APR 18.990) (monthly payment 304.20) Card 2 - Balance 3940.83 (monthly payment 76.00) -- I will use the full balance of the loan to pay off this debt. I also plan on making an extra payment every 2-3 months (on top of the monthly payment) in order to reduce the debt as soon as I can. I am determined to get out from this pile that I buried myself under. In addition, I have no history of missed payments or late payments on my accounts.
Would you please list the details of each loan: who you owe, current balance, interest rate, monthly amount paid? Also what is your responsibility with your employer? Thank you	I currently have 2 credit card accounts, both of which I will use this loan to pay off. The details are as follows: Card 1 - Balance 12025.84 (APR 18.990) (monthly payment 304.20) Card 2 - Balance 3940.83 (monthly payment 76.00) -- I will use the full balance of the loan to pay off this debt. I also plan on making an extra payment every 2-3 months (on top of the monthly payment) in order to reduce the debt as soon as I can. I am determined to get out from this pile that I buried myself under. In addition, I have no history of missed payments or late payments on my accounts. -- I have a steady position as a medical technician. I have been employed ~3 years.

Member Payment Dependent Notes Series 530706

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
530706	$12,000	$12,000	11.49%	1.00%	June 24, 2010	June 27, 2013	June 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 530706. Member loan 530706 was requested on June 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	FirstBank	Debt-to-income ratio:	23.73%
Length of employment:	9 years	Location:	Centennial, CO

Home town:
Current & past employers:	FirstBank
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/13/10 > I'm on the path to owning my own home, and this loan will help me get there by allowing me to consolidate debt that I accumulated while in college. My employment is very stable and I'm proud to say I work for an excellen company. I'm responsible, a college graduate and a very motivated individual. Thank you for helping me make my dreams come true.

A credit bureau reported the following information about this borrower member on June 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,793.00	Public Records On File:	0
Revolving Line Utilization:	91.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance.	Hello! My list of debts are as follows: Citi Mastercard $4800 (will be paid with loan) 15% APR Washington Mutual Card $4900 (will be paid with loan) 18%APR Capital One Credit Card $2000 (will be paid with loan) 10%APR Bank of America $2,000 (will not be paid with loan)
Would you please list the details of each loan: who you owe, current balance, interest rate, monthly amount paid? Also what is your responsibility with your employer? Thank you	Hello! My list of debts are as follows: Citi Mastercard $4800, I currently pay $135 a month at 15% APR Washington Mutual Card $4900, I currently pay $175 a month at 18% APR Capital One $2000, I currently pay $200 a month at 10% APR Bank of America $2000 (will not be paid with loan), I currently pay $75 a month For nine years, I have been employed with one of the top banks in Colorado. My current title is Marketing Assistant, and my responsibilities include, but are not limited to: creating publication ads, reconciling monthly billing statements with our Accounts Payable department, planning corporate events, market research and other various daily duties. Please let me know if you would like clarification or further information. Thank you.
Congratulations on your approval from Lending Club. As investors interested in your loan, we are interested in getting an accurate snapshot beyond the provisions in the loan description section. Please feel free to answer the following questions as it pertains to your loan. Your detailed answers would greatly assist investors in funding your loan in a timely manner. 1. Could you please elaborate on the purpose of this loan? How will this loan be used? 2. Who is your employer and what is your position/responsibilities? Any contingency plans should you be laid off from your current position? 3. What are your other $ monthly costs (mortgage, car, utilities, insurance, phone, internet, food, gym, childcare costs as applicable)? 4. Would you please list the details of each loan: who you owe, current balance, interest rate, monthly amount paid? In addition, which ones will/will not be paid? 5. Explanations for any past delinquencies/public records (if any). 6. Can you list any investments and balances? 7. Are you the sole wage earner in your household or is there another? If there is another, what is your combined income? 8. Can you list your savings account balance(s) and/or any other kind of emergency funds? Will you have the LC (lending club) loan automatically withdrawn from your account? We respect your privacy and understand that while these questions may seem intrusive, your answers will help lenders know how this new loan will fit into your budget, and make them feel secure that their money is being invested wisely.	Hello! Thank you for your interest in my loan. The proceeds from this loan will be used to payoff credit card balances, and having one monthly payment will help to payoff the balances more quickly. I have been employed with FirstBank for 9 years. We are Colorado's largest locally owned bank and have had record growth despite national economic trends. My current title is Marketing Assistant and I'm responsible for creating publication ads, reconciling monthly billing invoices with our Accounts Payable department, planning corporate events, market research and other daily duties. If I were to be laid off from my current position, I would work as many jobs as necessary to stay current on my financial obligations. For other monthly expenses, I have a car payment of $280, insurance of $65, rent payment of $200, and other miscellaneous (including utilities) of approximately $100-150 a month. My list of debts are as follows: Citi Mastercard $4800 at 15%APR, I pay $135 monthly Washington Mutual Card $4900 at 18%, I pay $175 monthly Capital One $2000 at 10%APR, I pay $200 monthly Bank of America $2300 (will not be included in the loan), I pay $75 monthly To my knowledge, there are no deliquencies/public records on my credit report. I do have retirement investments that I have accumulated over the years through my employer. I'm not comfortable disclosing the amount, but I do have access to those if I needed to use them in the event that I was no longer employed. There is one other wage earner in my household, but her income is not accessible to me and should not be considered extra income, since we are roommates. I will have the Lending Company automatically withdraw the monthly payment on the date that it is due. Again, thank you for your interest in my loan and any assistance you can provide will be greatly appreciated.

Member Payment Dependent Notes Series 530709

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
530709	$12,000	$12,000	7.88%	1.00%	June 29, 2010	July 2, 2013	July 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 530709. Member loan 530709 was requested on June 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,750 / month
Current employer:	city of perris	Debt-to-income ratio:	12.23%
Length of employment:	5 years	Location:	La puente, CA

Home town:
Current & past employers:	city of perris
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/18/10 > looking to have one monthly payment on all my credit card debt. Borrower added on 06/20/10 > Also to reduce my APR.

A credit bureau reported the following information about this borrower member on June 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,541.00	Public Records On File:	0
Revolving Line Utilization:	51.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	balances range from 5k, 4k, 1.5, 4k. the APR range from 24.5 to 12.99%
What are your other $ monthly costs (rent, car, utilities, insurance, phone, internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to this Q	rent 300, car 400, insurance 100, phone 70.

Member Payment Dependent Notes Series 530764

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
530764	$9,250	$9,250	7.51%	1.00%	June 24, 2010	June 28, 2013	June 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 530764. Member loan 530764 was requested on June 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	St Joseph Regional Medical Center	Debt-to-income ratio:	14.14%
Length of employment:	< 1 year	Location:	avenel, NJ

Home town:
Current & past employers:	St Joseph Regional Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on June 14, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1984	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	52	Months Since Last Delinquency:	50
Revolving Credit Balance:	$1,734.00	Public Records On File:	0
Revolving Line Utilization:	28.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you explain the discrepancy between you revolving credit balance of $1734 in your profile and the amount requested ($9250) for credit card refinancing?	My revolving credit balance is more than $1,734. Initially I requested $14,000 to pay off credit card. I was only approved from $10,000 minus applicable fees which decreased the total to $9250. I plan to use the $9,250 to decrease revolving credit amount and use an amortization table to decrease the balance of my credit cards. Thanks.
Would you mind disclosing your job title at St Joseph Regional Medical Center? Also, since you've been there less than 1 year, do you have additional experience in your chosen field?	I am a fundraiser at St. Joseph. I have over 20 years of experience in my professional field.

Member Payment Dependent Notes Series 530765

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
530765	$24,000	$24,000	13.61%	1.00%	June 28, 2010	June 28, 2015	June 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 530765. Member loan 530765 was requested on June 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,500 / month
Current employer:	Defense Threat Reduction Agency	Debt-to-income ratio:	19.45%
Length of employment:	7 years	Location:	Washington, DC

Home town:
Current & past employers:	Defense Threat Reduction Agency
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/14/10 > I would like to pay off a good portion of my credit card debt with a lower interest rate (and be able to may one payment instead of several). Borrower added on 06/15/10 > I learned my lesson with credit card debt and want to commit to a lifestyle of not using credit and if I do, pay it off monthly. Borrower added on 06/17/10 > Much of my debt was accumulated while starting my career post grad school as well as assisting family members (i.e. my parents) in difficult financial positions. However, I am now settled in my career, have a better sense of budgeting, and the familial financial issues have been resolved. One reason why I have not been able to pay off these cards is the interest rates have skyrocketed and even larger monthly payments (which I make when I get a bonus at work or something like that) don't seem to be making a dent in the actual balance. I've committed to not using these credit cards again, though I will not be closing the accounts as that would adversely affect my credit rating and I would like to have at least one on hand for major, major emergencies. Borrower added on 06/20/10 > There is a typo in one of my answers to the lenders' questions below. The interest rate on citicard is also 18.99%. I hit the send button too fast.

A credit bureau reported the following information about this borrower member on June 14, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,037.00	Public Records On File:	0
Revolving Line Utilization:	77.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Borrower, NO questions are asked; NO answers are required. Email is only F-Y-I. After The Lending Club Home Office less than $1 trial deposit verifies borrower bank account, your loan NEXT step is required borrower Employment-Income Verification "Credit Review". Employment verification independent of income verification and vice verse. A Home Office Credit Reviewer will contact you by email or by telephone. Reviewer will tell you that for the loan category and loan's $ amount what income documents you must submit- 2 Earnings Statements, or a 2009 IRS 1040, or, if self-employed or a small business owner, a IRS Form T4506 Request for Copy Income Tax Return. Reviewer provides the receiving Fax Machine telephone number and will indicate preferred format (doc, pdf etc) for transmitting the documents via a email attachment. After Credit Review completed, the loan application we lenders view reflects a borrower Credit Status "Approved" for funded loan's $ deposit. An "Approved" Credit Status benefits borrower because: (1) Your loan will then attract lenders waiting until review process completed before committing their $. (2) After completed, funding pace will quicken. (3) After loan funded, then net $ can be deposited quickly into a already verified bank account. Credit Review the "KEY" for every borrower's loan successful funding. Consider a Credit Review to be PROACTIVE. It can be completed quickly if borrower initiated. BEST THAT A CREDIT REVIEW COMPLETED DURING THE LOANS EARLY FUNDING. WAITING UNTIL A LISTING AT VERY END CREATES CHAIN-REACTION DELAY IN APPROVAL, FUNDING AND DEPOSITING $. A Credit Reviewer's goal is to complete a required borrower Credit Review within 4-days after loan listed. If Credit Reviewer does N-O-T contact you within 3-days your loan's listed date, then AFTER verifying the less than $1 trial deposit posted to your bank account, YOU should ASAP initiate contact with Credit Review. Refer to "CONTACT US" link located bottom L C Home Page. Therein is Member Support Department's email address and Toll Free telephone number. Home Office closed on Sat, Sun, national, and certain, California Holidays. Earlier borrower Credit Review completed, loan is "APPROVED" for later issue, means sooner loan attracts interested lenders who actually commit $ to help to fund loans. Loans that require an excessive time for a Credit Review to be completed because of "I'll do it when more convenient" borrower procrastination, then their $ funding always lags far-behind loans listed same day but Credit Review is quickly completed and loan is "Approved" for later issue. A participating lenders role is to exclusively fund their selected loans; we do nothing else. Home Office Credit Reviewer are only persons who conduct the borrowers employment and income verification. They are only persons that the borrower sends ALL required income documents. I'll revisit shortly; then I'll ask questions about requested loan. Information benefits a 1ST time borrower. Lender 505570 U S Marine Corps-RETIRED, Virginia Beach, VA Tuesday 06.15.2010 at 05:25 AM ET.	Thanks for the information but my loan/credit review is listed as approved.
Please list each debt you plan to pay off, including the name of the creditor, the amount owed, and your current actual monthly payment on each debt. Thank you.	Citicard (Credit Card), $14400 (rounded). Current actual monthly payment- ranges from $300-$500 depending on the month. I try to pay more than the minimum when possible. Bank of America (Credit Card). $20400 (rounded) Current actual monthly payment ranges from $400-$500 depending on the month. I try to pay more than the minimum when possible. I plan to pay off the Bank of America Card completely with the prospective loan and use the excess to pay off some more of the Citicard.
I hope you will commit to discontinue use of revolving credit once this loan issues.	Yes that's the plan.
Please list yur monthly expenses (rent, utilities, etc). Thanks.	Rent: $1636 (utilities are included) Student Loans: $450 (rounded) Phone etc. $100 I don't have any auto payments/auto insurance or anything like that. I pay my bills on time and have never been late on anything. I also have a savings plan for retirement (similar to a 401K) so I put money in that each month.
Have you stopped using the credit cards?	Yes. As of last month.
I like your financial metrics and will likely be investing in your loan application. However, can you briefly describe your position at DTRA? (Not looking for sensitive information, just a clue about your role and job security.) Also, are you a government (GS) employee, employed by a separate agency contracted with DTRA, or a directly hired private contractor?	I am an analyst in a mid-level position (not administrative- more substantive). I am a permanent GS employee and will be in the federal government for the duration of my career. It's a very secure job.
If loan 100 pct funds, then Lending Club issued standard promissory note has NO prepayment penalty. You selected the 60-months maximum term repayment that offers the lowest monthly payment. Do you intend to payoff this loan early? < 1-yr? 1 to 2-yrs? 2 to 3-yrs maximum? 3 to 4-years? Or use the full 5-yrs maximum time allowed? [The Length of Time question asks for answer based on current intentions. Every borrower has the initial idea of how long they will continue to pay on their loan before the final payment occurs. An approximate in years answer appreciated. Your answer will help many lenders who read Q-A's, and myself, to participate in helping to fund your loan.] Advance thanks for answer that will help other lenders, and myself, to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Beach, VA Wednesday 06.16.2010 at 1:17 AM ET	At present, I intend to use the full five years, but if possible I will try to do it in less time as finances allow.
What are the interest rates on the debts you listed in a previous answer?	Bank of America- 18.99% Citicard- 16%
Borrower, After P2P lending media coverage, loans now 2X to 3X prior listing levels; 350 - 400 loans are listed daily. High-quality, credit-worthy borrowers increased demand for Credit Card Refinance, Debt Consolidation, Home Improvement loans. Partially funded loan exceeding 60 pct is eligible for issue. $10 - $25K range loans end at approximately 70 percent funded when 14-days time expired. An option is to accept partially funded loan or cancel. Another option is re-list same or modified loan version 14-days time. The chances are excellent that an already employment - income verified "Approved" for issue loan that is relisted for 14-days will fund at higher level than did orginally did. After 11 full days listed, $24,000 loan 35 pct funded. 3 days remains before 14-days expires. Good news is loan funding pace always quickens closer loan approaches 14-days expiration. Question: If loan ends 70 or hopefully higher percent funded when the 14-days maximum time expires, will you accept a partially funded loan? Or do you intend to cancel loan and to re-list? Following loan information could be beneficial to you. FYI: Simultaneous Loans Lending Club Help, Borrower Information, How It Works, Can I Apply for Multiple Loans? "You may be able to apply for a second loan after 6 months of current payments in an existing loan. You can only have maximum of 2 loans in active repayment status on Lending Club. Borrower Membership Agreement, Section 3, "Loan Requests", Sentence 2 "You may not post more than one loan request on the site at a time and you may not have more than two loans outstanding at any given time". Summary: After initial loan issued and borrower payments are current for 6 months, subject to borrower credit review requirement, borrower can list their second loan for lender consideration and possible funding. In interim, borrower can advantageously use a lower APR pct loan's net proceeds and partially payoff higher pct Credit Card Revolving Credit Balance existing debts. Advance thanks for your answer to question accepting partially funded loan. Lender 505570 USMC-RETIRED Friday 06.25.2010 at 9:51 AM ET	If it funds at 70 percent or higher I will accept it.

Member Payment Dependent Notes Series 530774

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
530774	$16,000	$16,000	13.23%	1.00%	June 28, 2010	June 28, 2015	June 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 530774. Member loan 530774 was requested on June 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	Johnson Controls	Debt-to-income ratio:	17.56%
Length of employment:	5 years	Location:	Holland , MI

Home town:
Current & past employers:	Johnson Controls
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/14/10 > I am starting a business. I am investing 50k of my own money and need an addition 15k for start up costs. I live in a dual income household so repayment is not at risk.

A credit bureau reported the following information about this borrower member on June 14, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,548.00	Public Records On File:	0
Revolving Line Utilization:	65.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Your Small Business category loan is 1 of 381 total borrower loans Lending Club listed today for lender consideration. Lenders appreciate the borrowers providing basic DETAILS about their business? Start-up? Established? Products? Services? Targeted clientele? etc. A-N-D provide PURPOSES how, after a loan's origination fee deducted, their loan net proceeds are intended to be spent to benefit either a borrower or business? Website upgrade? Inventory? Expansion? Advertising? Prepaid expenses? Renovating premises? Purchase equipment and or fixtures? "Floor" financing? Or exactly what? etc. Listing provided little or nothing to attract lenders interest and for them to commit $ to possibly help to fund your loan. A small Business category loan is always the hardest loan category to fully-fund because borrowers default rate is highest of all loan categories. Your loan currently remains 1st class genuine mystery to all lenders. You should provide loans basic Details and Purposes how a loan directly intended to benefit you. Minus basic information, realistically loan doesn't compete favorably for lenders available $. At end of borrower registration process exists the opportunity to add description details, purposes, miscellaneous etc to aid prospective lenders. Hope this lender very honest appraisal helps your loan to attract lenders $. Lender 505570 U S Marine Corps-RETIRED Tuesday 06.15.10 at 6:00 AM ET	The business is a start up bakery in a busy mall. We have self funded all but the requested amount. The loan will be used to purchase additional equipment necessary to meet the increased demand in product due to the increased traffic in the mall.
What is your spouse's monthly income? Will you be leaving your job at JC? What is the business you are starting?	My spoused income is 130k annually. I will eventually leave my current position as I cannot stay in my current global role and run the business.
Hello there, I am interested in financing your loan. But please answer these two questions first please: 1. Do you hold the title to your home on *your own name* 2. How much equity do you have on your house? (please provide the home valuation and total balance of the mortgage/heloc loans) Thank you.	Yes, about 25K
Will your wife continue in her current job or work at the bakery?	My husband will continue in his current role.

Member Payment Dependent Notes Series 530831

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
530831	$20,000	$20,000	10.38%	1.00%	June 28, 2010	June 28, 2013	June 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 530831. Member loan 530831 was requested on June 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	East Alabama Medical Center	Debt-to-income ratio:	19.33%
Length of employment:	5 years	Location:	Smiths, AL

Home town:
Current & past employers:	East Alabama Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/14/10 > Thank you for your consideration in granting me this loan.

A credit bureau reported the following information about this borrower member on June 14, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,519.00	Public Records On File:	0
Revolving Line Utilization:	21.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Loan descriptions are helpful in generating lender interest in your loan. Without a loan description, it's less likely your loan will be funded in a timely manner (if at all). Can you give a detailed description of what the proceeds from this loan will be used for? Since this is a "Debt Consolidation" loan, could you please list the debts you plan to consolidate with the proceeds of this loan including their amounts, interest rates, and the financial institutions at which they are held? Thanks ahead of time for your responses!	Type your answer here. I have three credit cards that I would like to consolidate into one monthly payment and be able to pay off in a more timely manner. One card has $8500 at a 16% interest rate-Wamu one card has $7000 with a 18% interest rate-Discover one card has $3000 with a 9% interest rate-USAA My husband left me and I have gone through a divorce which has been financially difficult. Having this loan would allow me to consolidate and get them payed off. Thank you for your consideration in granting this loan.
Thank you for the information. I will be funding part of your loan--I hope it helps you get through this difficult time--and I wish you all the best.	Thank you so much.
What are your other $ monthly costs (mortgage, car, utilities, any CC debt/loans not replaced by this loan, insurance, phone, internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to this Q	I have a $600 mortgage and $500 car note. The rest of my monthly bills including utilities and food average about $350-$400. Thank you for considering me for this loan.

Member Payment Dependent Notes Series 530856

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
530856	$8,000	$8,000	10.38%	1.00%	June 29, 2010	June 28, 2013	June 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 530856. Member loan 530856 was requested on June 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,333 / month
Current employer:	Fleetcor technologies	Debt-to-income ratio:	2.40%
Length of employment:	< 1 year	Location:	SUGAR LAND, TX

Home town:
Current & past employers:	Fleetcor technologies
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/14/10 > Purpose of loan: This loan will be used to??? Purchase an Engagement Ring My financial situation: I am a good candidate for this loan because??? I have a stable job and am currently living rent-free with my parents Monthly net income: $ 41000 Monthly expenses: $ Housing: $ 0 Insurance: $ 100 Car expenses: $ 300 Utilities: $ 100 Phone, cable, internet: $ 200 Food, entertainment: $ 100 Clothing, household expenses $ 150 Credit cards and other loans: $ 100 Other expenses: $

A credit bureau reported the following information about this borrower member on June 14, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1979	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,506.00	Public Records On File:	0
Revolving Line Utilization:	13.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	I live with my parents, so none of these questions apply
Hello there, I am interested in financing your loan. But please answer these two questions first please: 1. Do you hold the title to your home on *your own name* 2. How much equity do you have on your house? (please provide the home valuation and total balance of the mortgage/heloc loans) Thank you.	I don't own a home.
Please list your monthly living expenses. Thanks!	$800
As you are looking to get engaged, how long will you continue to live with your parents? What is your position with Fleetcor and what does Fleetcor do as a company? Lastly, you list a $300 cost for your car. Do you own your car or are you making payments? If you are making payments, how much is your monthly payment and how much longer is the car note?	I plan to live with my parents about 6 months, after which my living expenses will be about 600/month. The $300 on my car is gas, maintenancem etc. (I own it)

Member Payment Dependent Notes Series 530872

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
530872	$7,000	$7,000	18.67%	1.00%	June 24, 2010	July 1, 2015	July 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 530872. Member loan 530872 was requested on June 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	gmbh trierer	Debt-to-income ratio:	3.22%
Length of employment:	2 years	Location:	chester, VA

Home town:
Current & past employers:	gmbh trierer
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on June 14, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2006	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,297.00	Public Records On File:	0
Revolving Line Utilization:	80.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I would love to invest in your loan. Please contact Lending Club to expedite the process of verifying your account and income. Thanks!	that is good news i have to wait on the small withdrawal to verify my bank account that is the last process i have to go through.
Hi, since this is a debt consolidation loan, please list the amounts and annual interest rates of each debt you will consolidate, and also include those that you will not consolidate. Thank you in advance!	i have 3 credit cards and 2 store line credit. my discovercard has a balance of 1995 with a 2000 limit, creditonebank has a 629 balance with a 650 limit, capital one has a 499 balance with a 500 limit and i have a sears creditline with a 3300 balance with a 3500 limit and a target balance with 1900 limit with a 2000 limit.
-What is gmbh trierer and what do you do there? Thanks.	its a german basketball club and i play for them
I'll tell you how to get your credit score UP in the 730-750 range (that will make your life a lot easier as you get older). Take out this loan, pay your CC cards off (as much as possible) make steady payments on this loan (never be late in paying). Never, never have any of your CC over 50% max out. The Credit Bureaus REALLY docks your score if you are over 50% max on any of your CC. And a late payment stays on your record forever. If you can get your credit score up, you'll be able to get almost any type of loan at a GOOD RATE. Good Luck.	thank you for the advice. i will definately take it and keep up with my payments.
Good Morning, I would love to help fund your loan, but first please contact Lending Club to verify your account AND income. Thanks!	my account is already verified and someone from lending club has already contacted me to verify my income as well do i have to contact them again?

Member Payment Dependent Notes Series 530900

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
530900	$25,000	$25,000	11.86%	1.00%	June 29, 2010	June 28, 2015	June 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 530900. Member loan 530900 was requested on June 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,275 / month
Current employer:	Ernst & Young LLP	Debt-to-income ratio:	1.84%
Length of employment:	5 years	Location:	Westminster, CA

Home town:
Current & past employers:	Ernst & Young LLP
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on June 14, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	57
Revolving Credit Balance:	$4,296.00	Public Records On File:	0
Revolving Line Utilization:	11.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 530935

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
530935	$10,000	$10,000	13.61%	1.00%	June 28, 2010	July 1, 2015	July 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 530935. Member loan 530935 was requested on June 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$8,138 / month
Current employer:	pharmathene	Debt-to-income ratio:	13.31%
Length of employment:	3 years	Location:	glen burnie, MD

Home town:
Current & past employers:	pharmathene
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on June 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1994	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	35
Revolving Credit Balance:	$20,884.00	Public Records On File:	0
Revolving Line Utilization:	51.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Your "Major Purchase" or "Other" category loan is 1 of 394 borrower loans that Lending Club listed today for lender consideration. Lenders are attracted to loans that borrowers provided basic DETAILS about their loan; buy a boat and motor, or durable household appliances such as refrigerator-freezer, washer-dryer, HVAC system, a engagement ring, and the PURPOSES how, after the loan funds and origination fee is deducted, the net proceeds are intended to be spent to benefit the borrower? What remaining debts are being Consolidated? Refinanced? Combined? et al. Your listing currently provided limited or no helpful information that attracts lenders interest and for them to possibly commit their $ to help fund your loan. Loan remains the 1st class mystery to all lenders. You should provide the basic Details and Purposes about how a loan intended to benefit you. Minus basic information, loan doesn't compete favorably for lenders available funding $. At end of borrower registration process exists the opportunity to add DESCRIPTION details, purposes, miscellaneous, etc, that will aid prospective lenders. Hope this honest appraisal helps your loan to attract needed lenders $. Lender 505570 U S Marine Corps-RETIRED Thursday 8.10 at 6:17 AM ET	Thank you lender 505570 for your question. This is my first list so I am not quite sure the best way to attract lenders. I have approximately 10,000 worth of credit card debt at 24.99% APR with a monthly payment from two credit card equaling $400 per month. I intend to use the 10,000 to pay off the credit card debt with a 15% APR ($230 monthly payment) loan and be debt free in 5yrs rather than dragging my debt out for long term.
What do you plan to use the loan for? Loan description?	The loan is being use to pay off two high interest rate credit card debt with monthly payment of $400 combined and save money on the monthly payment and be debt free in 60months
Specifically, what are the loan proceeds to be used for?	pay off my two high interest credit card which has a combined monthly payment of $400. By taking a loan for 10,000 with a monthly payment of $230 a month, i save more money each month and can pay off my debt in 5 yrs versus trying to pay off the high interest rate.
Hello there, I am interested in financing your loan. But please answer these two questions first please: 1. Do you hold the title to your home on *your own name* 2. How much equity do you have on your house? (please provide the home valuation and total balance of the mortgage/heloc loans) Thank you.	Hi member_595101, I own two properties. Both have an equity of ~15-18%. The first property is rented out with a renew 1yr lease expiring July 2011. The rent covers all the expense associated with the property (i.e. mortgage, tax, insurnance, etc). I currently reside in the second property. I have only been late on my mortgage once for five days because i was on vacation and forgot to mail my payment before I left.
Occupation? And If loan 100 pct funds, then Lending Club issued standard promissory note has NO prepayment penalty. You selected 60-months maximum term repayment that offers the most flexability and lowest monthly payment. Do you intend to payoff this loan early? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-yrs? Or use the 4 to 5-yrs maximum time that is allowed? [The Length of Time question asks for ananswer based on current intentions. Every borrower has an initial idea of how long they will continue to pay on their loan before the final payment occurs. Provide an approximate in years answer. Your answer will help many lenders who read Q-A's, and myself, together to fund your loan.] Advance thanks for TWO answers that will help other lenders, and myself, to make a informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Beach, VA Monday 06.21.2010 at 12:29 PM AM ET	Dear Lender 505570, I am a Sr. Manager, Quality Operations for a BioPharmaceutical company. You are correct that I requested for a 5yrs payment plan to reduce monthly payment and to pay off early when possible since there is no prepayment penalty. I was thinking of paying off in 3-4 years using my annual bonuses (hopefully the economy recovered) Thanks

Member Payment Dependent Notes Series 530954

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
530954	$25,000	$25,000	17.93%	1.00%	June 28, 2010	June 28, 2015	June 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 530954. Member loan 530954 was requested on June 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$40,000 / month
Current employer:	JP Morgan Chase Bank N.A	Debt-to-income ratio:	6.44%
Length of employment:	4 years	Location:	Wilton Manors, FL

Home town:
Current & past employers:	JP Morgan Chase Bank N.A
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on June 2, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,604.00	Public Records On File:	0
Revolving Line Utilization:	47.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your position at JPM?	Account Executive
Hello there, I am interested in financing your loan. But please answer these two questions first please: 1. Do you hold the title to your home on *your own name* 2. How much equity do you have on your house? (please provide the home valuation and total balance of the mortgage/heloc loans) Thank you.	The house is titled in my name and I have a loan of 400K on it with a subject to value of 550K
What is the estimated market value of your home? How much is owed on it?	About 400K subject to value about 550K
I was going to invest in your last listing. Just waiting for your Approval & Income Verification. Question, how long do you intend to keep the loan?	Everything has been sent in we are waiting for the 4506-T to come back. 3-5 years. Thank you,
Something isn't adding up here. You make almost $500k/yr according to this application. Is that correct? Yet, you only have a total revolving credit ceiling of about $25k? Why would you need a 18% loan for $25k from LC, which is less than 1 month of your salary?	because I am doing a substantial rehab on my house and getting a construction loan right now is next to impossible even with my financails. I want to get my house completed before hurricane season is in full force and this loan fits the bill.
how do I get a job making 40K per month?	I guess I am just fortunate
Description of home improvements to be made are?	New A/c, New roof, electrical, plumbing, insulation, adding over 1000 square feet. I have paid for most of this out of my own pocket.
Will you be accepting the loan even if it is not fully funded? Thank You	It is possible but would of course much rather have it fully funded.
How come your income is not verified?...There is a * by it.	It has been. I have sent in tax returns pay stubs and a 4506-T
Borrower, After P2P lending media coverage, loans now 2X to 3X prior listing levels; 350 - 400 loans are listed daily. High-quality, credit-worthy borrowers increased demand for Credit Card Refinance, Debt Consolidation, Home Improvement loans. Partially funded loan exceeding 60 pct is eligible for issue. $10 - $25K range loans end at approximately 70 percent funded when 14-days time expired. An option is to accept partially funded loan or cancel. Another option is re-list same or modified loan version 14-days time. The chances are excellent that an already employment - income verified "Approved" for issue loan that is relisted for 14-days will fund at higher level than did orginally did. After 11 full days listed, $25,000 loan 50 pct funded. 3 days remains before 14-days expires. Good news is loan funding pace always quickens closer loan approaches 14-days expiration. Question: If loan ends 70 or hopefully higher percent funded when the 14-days maximum time expires, will you accept a partially funded loan? Or do you intend to cancel loan and to re-list? Following loan information could be beneficial to you. FYI: Simultaneous Loans Lending Club Help, Borrower Information, How It Works, Can I Apply for Multiple Loans? "You may be able to apply for a second loan after 6 months of current payments in an existing loan. You can only have maximum of 2 loans in active repayment status on Lending Club. Borrower Membership Agreement, Section 3, "Loan Requests", Sentence 2 "You may not post more than one loan request on the site at a time and you may not have more than two loans outstanding at any given time". Summary: After initial loan issued and borrower payments are current for 6 months, subject to borrower credit review requirement, borrower can list their second loan for lender consideration and possible funding. In interim, borrower can advantageously use a partially funded loan. Advance thanks for your answer to question accepting partially funded loan. Lender 505570 USMC-RETIRED Friday 06.25.2010 at 9:51 AM ET	Yes, if I get close to my desired amount I would accept something less than requested. Thank you,

Member Payment Dependent Notes Series 530960

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
530960	$10,000	$10,000	11.49%	1.00%	June 28, 2010	June 28, 2015	June 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 530960. Member loan 530960 was requested on June 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	MacArthur Promotions Inc.	Debt-to-income ratio:	24.13%
Length of employment:	8 years	Location:	Delafield, WI

Home town:
Current & past employers:	MacArthur Promotions Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/17/10 > The loan is for a 2007 Midwest Chopper Custom which is basically a 2007 Harley Davidson Night Train on a different frame. I am having a hard time getting a conventional loan because Midwest Choppers is out of business and there were very few made. The bike is being purchased from a well known Harley Davidson dealership in the Wisconsin. Pictures can be provided upon request. Borrower added on 06/17/10 > I am self employed and have owned a family buisness for 2.5 years. Prior to that I had worked for the business for 8 years and the business has bee in the family for 22 years.

A credit bureau reported the following information about this borrower member on June 14, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,299.00	Public Records On File:	0
Revolving Line Utilization:	33.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Congratulations on your approval from Lending Club. As investors interested in your loan, we are interested in getting an accurate snapshot beyond the provisions in the loan description section. Please feel free to answer the following questions as it pertains to your loan. Your detailed answers would greatly assist investors in funding your loan in a timely manner. 1. Could you please elaborate on the purpose of this loan? How will this loan be used? 2. Who is your employer and what is your position/responsibilities? Any contingency plans should you be laid off from your current position? 3. What are your other $ monthly costs (mortgage, car, utilities, insurance, phone, internet, food, gym, childcare costs as applicable)? 4. Would you please list the details of each loan: who you owe, current balance, interest rate, monthly amount paid? In addition, which ones will/will not be paid? 5. Explanations for any past delinquencies/public records (if any). 6. Can you list any investments and balances? 7. Are you the sole wage earner in your household or is there another? If there is another, what is your combined income? 8. Can you list your savings account balance(s) and/or any other kind of emergency funds? Will you have the LC (lending club) loan automatically withdrawn from your account? We respect your privacy and understand that while these questions may seem intrusive, your answers will help lenders know how this new loan will fit into your budget, and make them feel secure that their money is being invested wisely.	Type your answer here. Hello 2world-connect, thank you for considering funding my loan. I have responded several times and the responses keep bouncing back for some reason due to personal information. I am not sure exactly what it is. I did call LendingClub yesterday and will have to call them again today. With any luck my response will be posted in a couple hours. Thank you.
What is MacArthur Promotions Inc. and what do you do there?	Type your answer here. MacArthur Promotiuons Inc. is a promotional products distributor. We sell anything you could possibly want to put your company logo on. Decorated apparel including embroidered shirts/jackets as well as a large number of tee shirts and team uniforms now that we offer in house screen printing. Some of our bigger customers include Joy Global (P&H Mining) as well as Church Mutual Insurance Company. Thank you for your consideration. Best Regards, Brad

Member Payment Dependent Notes Series 531001

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
531001	$12,000	$12,000	11.86%	1.00%	June 28, 2010	June 28, 2015	June 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 531001. Member loan 531001 was requested on June 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,400 / month
Current employer:	HCVT	Debt-to-income ratio:	20.09%
Length of employment:	2 years	Location:	Thousand Oaks, CA

Home town:
Current & past employers:	HCVT
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/14/10 > I am consolidating my line of credit and car loan for a monthly payment that is half of my current monthly obilgations.

A credit bureau reported the following information about this borrower member on June 14, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2003	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,506.00	Public Records On File:	0
Revolving Line Utilization:	19.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is HCVT? What do you do there?	HCVT is short for Holthouse Carlin & Van Trigt, LLP. Its an accounting firm based in Southern California. I am an Advanced Staff Accountant in the Tax Department.
What are the rates that you're currently paying on your line of credit and auto loans? And where are these accounts held?	The line of credit with Citifinancial is at 24.99% and the auto loan with Ford Credit is at 7.9%.
According to your credit report your revolving debt is approximately $3,500 (I'm assuming this is the line of credit). If the rest of the funds requested are for your auto loan, why are you consolidating that loan if you're getting a better rather with Ford Credit (7.9%) than you are with Lending Club (11.8%).	The $3,500 revolving credit is credit cards that have 0% for the next 8 months. The line of credit I have is at $8k balance, the remaining balance will go towards the auto loan. The loan pmts combined are $464/mo.

Member Payment Dependent Notes Series 531007

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
531007	$10,000	$10,000	13.23%	1.00%	June 24, 2010	June 28, 2015	June 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 531007. Member loan 531007 was requested on June 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,833 / month
Current employer:	LodgeNet Interactive Corporation	Debt-to-income ratio:	14.17%
Length of employment:	10+ years	Location:	Sioux Falls, SD

Home town:
Current & past employers:	LodgeNet Interactive Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/15/10 > The current loan that I am trying to get approved for would be to pay off two credit cards. TNB Visa - balance $2,787.00 World's Foremost Bank - balance $5,681.00 Just checked out all of my credit reports, the scores are below Equifax - 696 Trans Union - 789 Experian - 775

A credit bureau reported the following information about this borrower member on June 14, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1995	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,681.00	Public Records On File:	0
Revolving Line Utilization:	87.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But please answer these two questions first please: 1. Do you hold the title to your home on *your own name* 2. How much equity do you have on your house? (please provide the home valuation and total balance of the mortgage/heloc loans) Thank you.	I do not hold the title to my home. I am still paying on a mortgage. The mortgage was a 30 year note and I have been paying, for close to 10 years now. The original loan amount was for $90,000.00 and my current balance is $77,676.00. The house that I bought was a bank repo (Hud Home). The day that I moved in I had equity in the home. Paid $90,000.00 and it appraised for around $115,000.00. The first couple of years just did small things to the house, new paint etc to improve the home. Then back in July 2006 I got a home equity loan to do some major improvements to the house. Put in a new furnace / AC unit, changed out all the widows, and new carpet. I just reworked this home equity loan 2 years ago because the original loan was a balloon payment. The current balance on the second mortgage is $30,746.00. When you add the $77,676.00 + $30,746.00 = $108,422.00. The last time that I had the home appraised (2 years ago) it was in the $132,000.00 range. Since the housing market took a hit I would think that I could sell the house today if I had to for $125,000.00 or higher, so yes there should still be equity in the home at this time.
Loan details please! Thank You	Home mortgage, 30 year note have been paying on it for close to 10 years now. 6.5% interest, balance - $77,676.00 Second mortgage, 20 year note have been paying on it for close to 2 years now. ??? on interest, balance - $30,746.00 2007 Chevy Silverado payment, 5 year note have been paying on it for 2 years now. ??? on the interest, balance - $11,982.00 Above is all I have for outstanding loans at this time. The current loan that I am trying to get approved for would be to pay off two credit cards. TNB Visa - balance $2,787.00 World's Foremost Bank - balance $5,681.00 Just checked out all of my credit reports, the scores are below Equifax - 696 Trans Union - 789 Experian - 775 Hope the information will help you out.
-What is LodgeNet Interactive Corporation and what do you do there? -How much is your first & second mortage payments? Thanks.	Here is Lodgenet???s web site for information about the company. http://www.lodgenet.com/AboutUs/Pages/Home.aspx I have worked for LodgeNet for 14 years now. I have worked in several different departments within the company. Currently I am working as an Electronic Technician in the manufacturing side of the company. I work with Direct TV receivers, Computers and other electronic equipment. I test the equipment and the fully assembled Guest Pay and FTG system before they get sent out to the hotels or hospitals. I graduated from Mitchell Technical Institute with a Satellite Communications Degree / Electronics Degree. I also work a second job (Service Masters) for extra spending money. The second job is just part time, 15 to 17 hrs a week, Monday through Friday. I have worked the second job now for 7 years. I am a building supervisor and have 6 people that I oversee on the crew. Service Masters is a cleaning company that cleans office buildings. Mortage Payment (House) = $798.02 Mortage Payment (Secound) = $366.13

Member Payment Dependent Notes Series 531027

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
531027	$18,000	$18,000	16.32%	1.00%	June 29, 2010	June 28, 2015	June 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 531027. Member loan 531027 was requested on June 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Perpetual Digital Solutions	Debt-to-income ratio:	21.92%
Length of employment:	4 years	Location:	Duarte, CA

Home town:
Current & past employers:	Perpetual Digital Solutions
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/26/10 > I am currently consolidating credit dept...Most of my credit cards are above 19% intrest

A credit bureau reported the following information about this borrower member on June 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1991	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	41
Revolving Credit Balance:	$18,366.00	Public Records On File:	1
Revolving Line Utilization:	79.20%	Months Since Last Record:	109
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Perpetual Digital Solutions and what do you do there?	We so Proactive video monitoring. We utilize high military grade anylitics that only detect humans or cars, this turns a camera into a digital gaurd. When a human is detected, the video is pushed to our Operation Center where a trained agent takes over real-time. The agent will talk down to the suspect and in most cases the person is asked to leave. If they don't, we will call the proper authorities. Once online with dispatch, we will tell them where the suspect is and tell them whether we is armed or unarmed....this can save lives. I am the current President of the company. ..

Member Payment Dependent Notes Series 531127

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
531127	$9,000	$9,000	11.49%	1.00%	June 24, 2010	June 28, 2015	June 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 531127. Member loan 531127 was requested on June 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	IBM	Debt-to-income ratio:	13.87%
Length of employment:	3 years	Location:	Fort Worth, TX

Home town:
Current & past employers:	IBM
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on June 14, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1993	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,546.00	Public Records On File:	0
Revolving Line Utilization:	68.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 531151

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
531151	$16,000	$16,000	15.58%	1.00%	June 28, 2010	June 28, 2015	June 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 531151. Member loan 531151 was requested on June 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,500 / month
Current employer:	Walmart	Debt-to-income ratio:	8.57%
Length of employment:	2 years	Location:	Hanover, MN

Home town:
Current & past employers:	Walmart
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/27/10 > If you all keep funding this and it gos over 16 that is fine! this loan will be paid of by April 2011. Thank you everyone for your interest i hope to be reviewing this account tomorrow.<><

A credit bureau reported the following information about this borrower member on June 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,265.00	Public Records On File:	0
Revolving Line Utilization:	34.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list each debt you plan to pay off, including the name of the creditor, the amount owed, and your current actual monthly payment on each debt. Thank you.	Wells Fargo 1200 Walmart cards 550 Lowes 2174 Master Card 4135 Lowes Carpet for Basement 1600 Finish sheetrock in Basement 1200 Medical Bills 3000 Deck 2000 Gran Total $15859 Thank you I look forwrd to doing business with you
Hello there, I am interested in financing your loan. But please answer these two questions first please: 1. Do you hold the title to your home on *your own name* 2. How much equity do you have on your house? (please provide the home valuation and total balance of the mortgage/heloc loans) Thank you.	We are the owners of our home! We have about 5,000 in equty! We are planning on home improvements for our house i need to finish the sheetrock along with carpeting the basement! in doing this we will be adding 2 bedrooms and a full bath, with a 500sq ft family room to our home equity. I had an appraized review what the value would turn it to when we finish the home, we would be adding 28,000 to our home. Our home will be valued at 235,000 when completed. Thank you
I appreciate the information on what the funds from the proceeds of this loan will be used for. So are all of these bills that you owe? Or are you planning on using some of the funds for home improvement projects? Just a little bit more information regarding the loan purpose would be much appreciated. Also, I am familiar with Walmart, but could you please give a brief description of what it is you do there? Is this job stable? Thanks ahead of time for your help!	We are planning on home improvements for our house i need to finish the sheetrock along with carpeting the basement! in doing this we will be adding 2 bedrooms and a full bath, with a 500sq ft family room to our home equity. I had an appraized review what the value would turn it to when we finish the home, we would be adding 28,000 to our home. I am a store Manager with Walmart and my job is vary secure. I will be getting a new store hear in 2011 after the construction will be completed in July 18th, 2011.
Borrower, Loan application shows Income Verification completed (check-marked). But Credit Review Status still shows "In Review". Credit Review process is ONE-HALF way completed. Credit Review Status needs to be completed and upgraded to "APPROVED" for promissory note to be issued later and after loan funds net $ proceeds can be deposited into bank account. This expalins why loan attracted only 25 pct funding in 7 days loan listed. You need to FOLLOW-UP on this with Home Office Credit Reviewers. After Credit Status "APPROVED" your loan will attract more lenders and their funding $ will increase. Lender 505570 USMC-RETIRED Wednesday 06.21.2010 at 1: 19 PM ET	Thank you for your information! have a great day.
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Are you the sole wage earner? Thanks.	We have no child care expences my wife works when I am off and on the weekend when her parents and my parents alternate watching them. 1350 mortgage 398 car 85 utilities 120 insurance 65 phone 39 internet 250 food 70 gym Between my wife and i after our bills and obligationsare paid we have 1798 at end of month for unexpected bills. We do want to consolidate all our medical and working on our house to up our value, we have decided to get a personnal loan to aid us
IF LOAN DOESNT FULLY FUND, WILL U ACCEPT THE PROCEEDS	I hope this loan gets fully funded! it would be nice if they come through for us! sorry to not give you an absolute answer! Lets hope and pray they do!
IM OUT	Ok! everyone have a great day.

Member Payment Dependent Notes Series 531179

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
531179	$8,000	$8,000	10.38%	1.00%	June 25, 2010	June 28, 2013	June 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 531179. Member loan 531179 was requested on June 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	n/a	Debt-to-income ratio:	5.47%
Length of employment:	5 years	Location:	East Brunswick, NJ

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/14/10 > This loan will be used with the rest of my funds to own an investment property free and clear. My original plan was to use rent this property out for cashflow but instead I will be putting it out for resale within 3-5 months. I am purchasing the property at half of its markte value. My plan is to use the profits from the sale of the house to invest in other homes and pay off the HELOC over 2-3 years. More importantly, I want to establish my rating and prove to be a trusthworthy individual.

A credit bureau reported the following information about this borrower member on June 14, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1990	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,580.00	Public Records On File:	0
Revolving Line Utilization:	62.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Do you have an employer or are you self employed? If you have a HELOC why are you listed as a renter?	Sorry, actually meant THIS loan, not HELOC. I guess this would be considered a personal loan.
Employer or current source of income?	Kumon Learning Center - Part time $2000/month JB Top Realty - Full time realtor $5000/month average over past 3 months.
Just looking for clarification here - You are a Realtor investing in property, but you rent? If you are investing in property, does it follow that you do have mortgages or some other kind of investment? If so, paying those encumbrances on time should prove your credit trustworthiness to financial institutions. If you make $7,500 per month, is there a reason you can not simply use your available cash flow to invest/repay/invest, etc..?	Yes exactly. I am in the process of looking for my own personal home purchase as well but in the mean time, I am renting. I never want to pay retail for anything so am looking for a great deal for myself. And yes, I own an investment property 2 family in Newark with one of my partners but we there is no mortgage as we own it free and clear. You will already see on my credit info. that I DO have a great credit score and trustworthiness with the lenders. Also, as stated, I am looking to build my track record on this site so that I am not limited to my own funds for investing. Right now is a great time to buy and I want to take advantage of the market. Keep in mind, most of the other individuals on this site are looking to borrow money for their own personal items like cars and other depreciating assets. I'm only looking to use funds to invest in assets that will APPRECIATE.
Borrower, NO questions are asked; NO answers are required. Email is only F-Y-I. After The Lending Club Home Office less than $1 trial deposit verifies borrower bank account, your loan NEXT step is required borrower Employment-Income Verification "Credit Review". Employment verification independent of income verification and vice verse. A Home Office Credit Reviewer will contact you by email or by telephone. Reviewer will tell you that for the loan category and loan's $ amount what income documents you must submit- 2 Earnings Statements, or a 2009 IRS 1040, or, if self-employed or a small business owner, a IRS Form T4506 Request for Copy Income Tax Return. Reviewer provides the receiving Fax Machine telephone number and will indicate preferred format (doc, pdf etc) for transmitting the documents via a email attachment. After Credit Review completed, the loan application we lenders view reflects a borrower Credit Status "Approved" for funded loan's $ deposit. An "Approved" Credit Status benefits borrower because: (1) Your loan will then attract lenders waiting until review process completed before committing their $. (2) After completed, funding pace will quicken. (3) After loan funded, then net $ can be deposited quickly into a already verified bank account. Credit Review the "KEY" for every borrower's loan successful funding. Consider a Credit Review to be PROACTIVE. It can be completed quickly if borrower initiated. BEST THAT A CREDIT REVIEW COMPLETED DURING THE LOANS EARLY FUNDING. WAITING UNTIL A LISTING AT VERY END CREATES CHAIN-REACTION DELAY IN APPROVAL, FUNDING AND DEPOSITING $. A Credit Reviewer's goal is to complete a required borrower Credit Review within 4-days after loan listed. If Credit Reviewer does N-O-T contact you within 3-days your loan's listed date, then AFTER verifying the less than $1 trial deposit posted to your bank account, YOU should ASAP initiate contact with Credit Review. Refer to "CONTACT US" link located bottom L C Home Page. Therein is Member Support Department's email address and Toll Free telephone number. Home Office closed on Sat, Sun, national, and certain, California Holidays. Earlier borrower Credit Review completed, loan is "APPROVED" for later issue, means sooner loan attracts interested lenders who actually commit $ to help to fund loans. Loans that require an excessive time for a Credit Review to be completed because of "I'll do it when more convenient" borrower procrastination, then their $ funding always lags far-behind loans listed same day but Credit Review is quickly completed and loan is "Approved" for later issue. A participating lenders role is to exclusively fund their selected loans; we do nothing else. Home Office Credit Reviewer are only persons who conduct the borrowers employment and income verification. They are only persons that the borrower sends ALL required income documents. I'll revisit shortly; then I'll ask questions about requested loan. Information benefits a 1ST time borrower. Lender 505570 U S Marine Corps-RETIRED, Virginia Beach, VA Thursday 06.17.2010 at:41 PM ET.	Fax this out.
Thank you for clarifying, I'll invest a portion.	Thank you.
What are your other $ monthly costs (rent, car, utilities, any CC debt/loans, insurance, phone, internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to this Q	Rent/utilities/food = $500 CC Debts = $400 Insurance = $300 Gym = $ 25 Phone bill (2) = $300
IF UR LOAN DOESNT FULLY FUND WILL U ACCEPT THE PROCEEDS	If the majority is funded, I will accept the proceeds.

Member Payment Dependent Notes Series 531181

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
531181	$13,750	$13,750	7.51%	1.00%	June 29, 2010	June 28, 2013	June 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 531181. Member loan 531181 was requested on June 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	TD Bank	Debt-to-income ratio:	24.89%
Length of employment:	< 1 year	Location:	Yonkers, NY

Home town:
Current & past employers:	TD Bank
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on June 14, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,716.00	Public Records On File:	0
Revolving Line Utilization:	32.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Your revolving credit balance is listed as $3,716 but it looks like you are asking for a loan of $13,750. Is the loan used for other purposes other than paying off debt? Thanks	I have personal loans that I used for education purposes as well as credit card debts, the combination of all is roughly $15,000.00. The interest for this loan is much lower than the other loans which is why I would prefer consolidating all of my debts into one.
Where did you work before TD Bank and for how long. Any other income in your household? Any student loans your are planning to pay off?	I worked for a Broadway Concessions company as well as a server before I worked for TD Bank, I'm currently still employed part time by the Concessions job and full time with TD Bank. Half of the debt consist of student loans.

Member Payment Dependent Notes Series 531241

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
531241	$24,250	$14,750	17.56%	1.00%	June 29, 2010	June 28, 2013	June 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 531241. Member loan 531241 was requested on June 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,700 / month
Current employer:	US ARMY	Debt-to-income ratio:	22.51%
Length of employment:	10+ years	Location:	EL PASO, TX

Home town:
Current & past employers:	US ARMY
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on June 14, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1992	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	31	Months Since Last Delinquency:	9
Revolving Credit Balance:	$51,287.00	Public Records On File:	0
Revolving Line Utilization:	62.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Lenders view the loan application featuring the Borrower's Profile [Employer and Employment Length, Monthly Gross Income, Home Ownership, Location, Debt-to-Income Ratio]; The highly condensed Transunion Credit Report [Line totals, i. e, the Revolving Credit Balance total debt but not each balance that could be owed to the possible credit grantees such as Amex, Home Depot, MC, Visa, etc]; And finally, if provided, an optional narrative description. I am interested to help fund your $25,000 Debt Consol category loan. My questions are: Number [1] Employer U S Army. If active duty, what is your current Rank a-n-d Pay Grade? If enlisted, when is Expiration Current Contract Date (ETOS)? If civilian employee, what is you current equivilent GS Pay Grade? Number [2] Transunion Credit Report shows a $51,287 Revolving Credit Balance total debts (82.30 pct credit usage). Is any a HELOC? (Home Equity Line of Credit) If yes, what is $ amount and APR pct? [Number [3] What $ payments per month are now being paid on all RCB debts? (Total $ that are actually PAID per month; not just the Credit Card minimum $ payments that are DUE per month.) Number [4] If loan 100 pct funds, then Lending Club issued standard promissory note has NO prepayment penalty. You selected a 36-months maximum term repayment that offers a lowest monthly payment. Do you intend to payoff this loan early? < 1-yr? 1 to 2-yrs? Or use the 2 to 3-yrs maximum time allowed? [The Length of Time question asks for answer based on current intentions. Every borrower has an initial idea of how long they will continue to pay on their loan before the final payment occurs. An approximate in years answer appreciated. Your answer will help many lenders who read Q-A's, and myself, to participate together in helping to fund your loan.] Advance thanks for FOUR answers that will help other lenders, and myself, to make informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Beach, VA Tuesday 06.15.10 @ 6:22 AM ET.	1. SFC/E-7 2. NO HELOC 3. 1600 4. NO, TERM OF CONTRACT - 3YRS
SFC, Your loan now listed for FIVE days for lender consideration. Loan currently attracted only 12 percent funding. Reason for little funding is because loan application that all lenders view still does NOT show that required borrower Employment-Income verification a/k/a "Credit Review" was completed. Review Status does NOT show that loan is "Approved" for issue when either 100 percent funded or when partially funded and 14 days maximum listing time expires. If previously contacted by Home Office Credit Reviewer a-n-d if submitted the required income verification documents (military LES) then YOU need to FOLLOW-UP and ask Credit Reviwer WHY nothing accomplished to upgrade loans Review Status? Refer to bottom Lending Club Home Page "CONTACT US" for the Member Support Department email address and Toll Free telephone number. Home Office is CLOSED Saturday, Sunday, national, and some California, Holidays. Call then ASAP. Career military borrowers are much in demand. Their loans usually are 100 percent funded provided that the required borrower employment - income verification "Credit Review" is accomplished in timely manner. Lender 505570 USMC-RETIRED Saturday 06.19.2010 7:07 AM ET.	Thank You USMC-RETIRED! I will follow your advice and follow up when the office opens and send and email to update my status.

Member Payment Dependent Notes Series 531294

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
531294	$2,000	$2,000	16.82%	1.00%	June 28, 2010	July 3, 2015	July 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 531294. Member loan 531294 was requested on June 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	Best Buy	Debt-to-income ratio:	14.35%
Length of employment:	4 years	Location:	WILDOMAR, CA

Home town:
Current & past employers:	Best Buy
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on June 19, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,183.00	Public Records On File:	0
Revolving Line Utilization:	84.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Best Buy?	Product process supervisor
Borrower Profile does not show either Employer or Length of Employment. What are sources of total $ reported Gross Income per month: Annuity? Civil Service? Disability? Investents? Military-VA? Pension? Rentals? Social Security? If self-employed, what is your occupation? If a small business owner, what is description of your primary business? Thanks for answers. Lender 505570 USMC-RETIRED Virginia Beach, VA Saturday 06.19.2010 at 12:11 PM ET	I work for Best Buy as a product process supervisor. I have been with the company 4 years, before that I worked for Disneyland for 4 years and prior to that I was enlisted In the Marine Corp for 4 years.
Specifically, what are the loan proceeds to be used for?	Home improvements. I want to remodel my kitchen and lay sod in my front yard
Hello there, I am interested in financing your loan. But please answer these two questions first please: 1. Do you hold the title to your home on *your own name* 2. How much equity do you have on your house? (please provide the home valuation and total balance of the mortgage/heloc loans) Thank you.	Yes, the house is mine, purchased using VA loan. I owe $169,000 and valued at $173,000
Hello there, I am interested in financing your loan. But please answer these two questions first please: 1. Do you hold the title to your home on *your own name* 2. How much equity do you have on your house? (please provide the home valuation and total balance of the mortgage/heloc loans) Thank you.	Yes I do, I owe 169000 and valued at 173000

Member Payment Dependent Notes Series 531363

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
531363	$4,000	$4,000	13.61%	1.00%	June 28, 2010	July 6, 2013	July 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 531363. Member loan 531363 was requested on June 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,917 / month
Current employer:	Hormel Foods Corporation	Debt-to-income ratio:	6.72%
Length of employment:	10+ years	Location:	Brownsdale, MN

Home town:
Current & past employers:	Hormel Foods Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on June 15, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1985	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	30	Months Since Last Delinquency:	9
Revolving Credit Balance:	$4,827.00	Public Records On File:	1
Revolving Line Utilization:	77.90%	Months Since Last Record:	86
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 531375

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
531375	$12,000	$12,000	15.95%	1.00%	June 24, 2010	June 29, 2015	June 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 531375. Member loan 531375 was requested on June 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	MEINEKE CAR CARE	Debt-to-income ratio:	13.33%
Length of employment:	10+ years	Location:	henryville, PA

Home town:
Current & past employers:	MEINEKE CAR CARE
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/16/10 > I am planning on paying off a couple credit cards in order to simply have fewer payments a month and carry no revolving debt. I have been employed at the same business for over 10 years, have always paid my bills on time and will continue to do so. Thanks for your consideration

A credit bureau reported the following information about this borrower member on June 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1991	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,085.00	Public Records On File:	0
Revolving Line Utilization:	33.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list each debt you plan to pay off, including the name of the creditor, the amount owed, and your current actual monthly payment on each debt. Thank you.	I plan to pay off: 1. HSBC, $2400 current payment of $15 2.Tobyhanna FCU $6100 current payment of $172 3.The Dime Bank $3500 current payment of $164 Thanks
LOAN DESCRIPTION? You have not provided any form of loan description. Your loan may not be fully funded because of this. You are competing against 300 other borrowers seeking my funding dollars. Please update your loan description to provide a complete and detailed explanation of how you will use the loan proceeds and how the payment will fit into your monthly budget. You can not expect small lenders/investors to fund your loan without knowing the details. I encourage you to read profiles of many other borrowers to examine the information they have provided for lenders to review. Please list total household income including spouse or partner and expenses along with any additional financial information. Please provide information you would like to see if you were loaning money to a complete stranger.	I did not realize this, sorry. I am planning on paying off a couple credit cards in order to simply have fewer payments a month and carry less revolving debt. I have been employed at my families business for over 10 years, have always paid my bills on time and will continue to do so. My spouse currently earns a little over 4000/month. Thanks for your consideration.
What debts will remain after the HSBC, Tobyhanna FCU and The Dime Bank are paid?	I will still have about $7,000 left but between selling my snowmobile yesterday ( In June, and top dollar!) and my own cash I will be paying any outstanding revolving balances off. My vehicles are paid for by my employer (my family), so all I have left is a small payment on a jet ski. Thanks
I am familiar with Meineke (assuming it's the one with those George Foreman commercials), but could you please give a brief description of what it is you do there? Is this job stable?	Hi, it is a family business, has been around since 1987 and is very stable. The previuos 2 years have been record years ann we are ahead of last year by over 20%. I manage the business.Thanks

Member Payment Dependent Notes Series 531383

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
531383	$16,000	$16,000	13.23%	1.00%	June 29, 2010	June 29, 2013	June 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 531383. Member loan 531383 was requested on June 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,917 / month
Current employer:	Orlando Regional Realtor Association	Debt-to-income ratio:	20.81%
Length of employment:	3 years	Location:	APOPKA, FL

Home town:
Current & past employers:	Orlando Regional Realtor Association
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/15/10 > I am going to pay the difference that will be left on my credit union loan. The difference should be around $4000 and I will pay that with my tax money.

A credit bureau reported the following information about this borrower member on June 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,383.00	Public Records On File:	0
Revolving Line Utilization:	92.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But please answer these two questions first please: 1. Do you hold the title to your home on *your own name* 2. How much equity do you have on your house? (please provide the home valuation and total balance of the mortgage/heloc loans) Thank you.	No, I do not. My husband's name is on the mortgage and it is not paid off in full yet.
Please list your monthly expenses (mortgage, utilities, etc). What are the loan amounts & interest rates you will be paying off? Thanks.	I will be paying off credit cards..a Citicard $5088 balance, my Discover $8000, and a personal loan with the difference. Then I will pay off the remaining balance of the personal loan with my tax money which should be about $4000. I do not have any mortgage or rent payments or utilities. I only have a car payment of $350
What do you do for Orlando Regional Realtor Association?	I work in Membership and I am an Instructor as well.

Member Payment Dependent Notes Series 531394

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
531394	$19,750	$19,750	11.12%	1.00%	June 25, 2010	June 29, 2013	June 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 531394. Member loan 531394 was requested on June 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,225 / month
Current employer:	Consolidated Edison Co. of NY	Debt-to-income ratio:	19.98%
Length of employment:	4 years	Location:	HOPATCONG, NJ

Home town:
Current & past employers:	Consolidated Edison Co. of NY
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/17/10 > This loan is for the purpose of debt consolidation of two high interest rate credit cards. I am employed (4 years and 2 years before that as a contractor before I was hired) at one of Con Edison???s power plants. My position is ???Specialist??? I am responsible for database management and training of our largest asset management system (Maximo). I enter work orders and track preventative maintenance items to keep our 6000 plus assets running smoothly. I also double as the Plant Managers??? personal assistant, due to my past experience as a VP assistant at Morgan Stanley. My monthly costs are split between my husband and myself. My share of the budget is equal to about $2200.00 monthly including mortgage and all other utilities and childcare etc. My credit cards are my solely my responsibility and I would like to consolidate them and pay them off at a lower interest rate. The first two will be paid off by this loan. The listed amounts are what I pay per month, not the minimum allowed. My salary is more than adequate to support the monthly payment of$ 647.97 American express blue $8300.00 @15.21 % monthly payment $500.00 Chase $16,000 (12k of it was from the purchase of a car) @17.24 % monthly payment $350.00 Discover card $5.000 @5.9% monthly payment $116.00 I have never had a delinquent account and have an unblemished credit record with Fico scores ranging from 720 to 787. I???m never late, and have paid off debt on or before schedule. I plan to pay off this loan in 2 years 3 months. We are a two wage earner household and our combined income is 125K a year. We have retirement plans that we do not wish to touch for these debts. Credit card debt is not an emergency. It would just be a great convenience to have my interest rates reduced. I have contacted the credit card companies and they said they can only reduce it by ?? %. That is why I applied for this loan. The loan will be automatically deducted from my checking account. I have direct deposit and $2800.00 overdraft protection. There will never be an issue with late payments, I am paid on the 15th and 30th. I will also be sending a second payment of $200.00 to be applied to the principal every month. Which I will also have deducted automatically. The purpose of this loan was to save on interest and with this accelerated payback schedule I will save myself several thousand dollars. I hope that I have answered many of your questions. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on June 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,978.00	Public Records On File:	0
Revolving Line Utilization:	80.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But please answer these two questions first please: 1. Do you hold the title to your home on *your own name* 2. How much equity do you have on your house? (please provide the home valuation and total balance of the mortgage/heloc loans) Thank you.	My house is in my name and my husband, I am primary. My equity is about 66,000, we have only owned the home for 3 years. The mortgage is pretty new so i would say that it is still around 240,000.. I'm curious , why those two questions?
What do you do for Consolidated Edison?	I am a Specialist in the Steam business unit. I work in a cogenerating power plant in lower east side of Manhattan. We produce steam, and electricity for most of New York , Westchester our station is responsible for almost 90% of Con Ed's steam system. It is actually a cool place to work. If you like Power plants that is, lol.
Helleo. 1. Please list the loan amounts and interest rates you will be paying off. 2.What are your monthly expenses (mortgage, utilities, etc). 3. ARe you the sole wage earner? Thanks.	hey there! The two loans that I am paying off are at very high interest rates. My monthly expenses are split between my husband and I. If you are concerned that I may be over extending myself, do not fret. I am capable of repaying this loan in record time. The purpose of the loan is to save on interest, consolidate and automate my payments. If this answer is not acceptable, then by all means do not invest. Thank you for your consideration.
Hello, I understand your desire to consolidate existing debt, has anything been done to avoid accruing new debt?	I only purchase with cash. I do not use the cards for purchases any more. They are all frozen in my freezer in a ziplock bag. If I don't carry them I won't be tempted to spend.I am determined to be debt free in 15 months.
Hi there. Since you mentioned you are married and have a combined annual income is 125k, wouldn't this mean your DTI is less than the stated 19.98%? I'm assuming so, since the Lending Club loan app only shows your salary of $6,225/month which is $74,700, but just wanted to confirm prior to investing. And thanks for the lengthy loan description. Many fail to add anything, so the more we get the better.	My debt to income ratio probably is a bit lower. I do not have the exact figure for you though. Thank you for considering my loan as an investment.

Member Payment Dependent Notes Series 531408

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
531408	$25,000	$25,000	13.23%	1.00%	June 29, 2010	June 29, 2015	June 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 531408. Member loan 531408 was requested on June 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$25,000 / month
Current employer:	Phil Hughes Honda	Debt-to-income ratio:	5.49%
Length of employment:	10+ years	Location:	statham, GA

Home town:
Current & past employers:	Phil Hughes Honda
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/15/10 > Pay off American Express Excellent credit history No debt other than credit card

A credit bureau reported the following information about this borrower member on June 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$44,785.00	Public Records On File:	0
Revolving Line Utilization:	63.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your position at Phil Hughes Honda? Please list each debt you plan to pay off, including the name of the creditor, the amount owed, and your current actual monthly payment on each debt. Thank you.	Operations Manager. I have held this position for 12 years. American Express the balance after this payment is 19,000. Neiman Marcus 4,500. payment is 250 These are the cards I want to pay off. I have no other debt other than my home.
Hello there, I am interested in financing your loan. But please answer these two questions first please: 1. Do you hold the title to your home on *your own name* 2. How much equity do you have on your house? (please provide the home valuation and total balance of the mortgage/heloc loans) Thank you.	yes my home is owned solely by me. I have app. 110,000 in equity and my monthly payment is 2425.30. My home is valued between 475,000 and 500,000. The balance on the current loan is 382,000.
Your profile shows a revolving credit balance of $44,785. What does that consist of besides the two cards you have listed?	Type your answer here. 4 cards. $ 7,000 of which has been paid down this month and not posted yet. 6,000 to AMEX
What are your other $ monthly costs (car, utilities, any CC debt/loans not replaced by this loan, insurance, phone/cable/internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to this Q	Other than my home loan, I have no other debt. All credit card debt is listed, utilities around 250 a month. Car insurance, cell phone and car are provided through my work.
Please list your current monthly budgeted expense. Thanks in advance for your response.	Home loan 2425 Amex min 400. would like to pay off 2 other cards 600 utilities 250

Member Payment Dependent Notes Series 531422

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
531422	$5,600	$5,600	10.75%	1.00%	June 25, 2010	July 2, 2013	July 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 531422. Member loan 531422 was requested on June 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	n/a	Debt-to-income ratio:	1.44%
Length of employment:	n/a	Location:	Hyattsville, MD

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/18/10 > I am a doctoral student in Psychology and I needs a car to get around for site visits. I have a very stable assistantship that pays well and a second job on the side. I am stable financially and never miss bill payments. i have already prepared my budget for the new financial responsibility and will be able to comfortably make payments.

A credit bureau reported the following information about this borrower member on June 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,025.00	Public Records On File:	0
Revolving Line Utilization:	24.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Borrower Profile does not show either Employer or Length of Employment. What are sources of total $ reported Gross Income per month: Annuity? Civil Service? Disability? Investents? Military-VA? Pension? Rentals? Social Security? If self-employed, what is your occupation? If a small business owner, what is description of your primary business? Thanks for answers. Lender 505570 USMC-RETIRED Virginia Beach, VA Saturday 06.19.2010 at 12:11 PM ET	I am a graduate student and I receive my income through a graduate assistantship.I am currently working at the counseling center on campus, where I have worked for the past year. For the two years prior to that, I was working as a research assistant as part of a fellowship. I supplement my income with a part-time tutoring job.

Member Payment Dependent Notes Series 531450

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
531450	$11,000	$11,000	7.88%	1.00%	June 28, 2010	June 29, 2013	June 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 531450. Member loan 531450 was requested on June 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,500 / month
Current employer:	Newfield Central School District	Debt-to-income ratio:	13.57%
Length of employment:	< 1 year	Location:	Cortland, NY

Home town:
Current & past employers:	Newfield Central School District
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/16/10 > Thank you very much! I have been trying to get rid of my credit since college! Borrower added on 06/16/10 > I expect to pay this off well before the 3 year term is up!

A credit bureau reported the following information about this borrower member on June 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,017.00	Public Records On File:	0
Revolving Line Utilization:	32.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Could you please list the balances of the credit cards as well as the APR associated with each. Thank you.	Sure... 1-$3,653.11/23.99% 2-$4,957.47/ 9.99% ($2,503.38), 13.99% ($1498.05) and 22.99% ($980.33) 3-$2,359.76/not sure of exact interest, I just paid it and they do not offer that info. through my online account.
Hi, Could you please list down the following: 1. What is your nature of your employment? 2. What other recurring expenses you have in addition to this loan payment? 3. What is the mortgage on the house? Is it in your name? Thanks.	1. I am a Physical Education Teacher/Coach 2. Mortgage, student loans, electric bill, h20 bill, food and gas 3. $418.49 taken out every other week and yes, along with my fiancee
What is your position With the school ?	I am a Physical Education Teacher/Coach

Member Payment Dependent Notes Series 531452

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
531452	$10,000	$10,000	13.98%	1.00%	June 28, 2010	June 29, 2013	June 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 531452. Member loan 531452 was requested on June 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,200 / month
Current employer:	n/a	Debt-to-income ratio:	16.66%
Length of employment:	n/a	Location:	harrisburg, AR

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/15/10 > I draw social security disability and state retirement also my husband works $9 per hr 40 hrs a week. I want to get out of debt and plan ahead. I had a personal loan in the past with capital one and paid it off ahead of time. I am a more responsible person now we are not behind just want to pay off credit and see a date where we can pay everything off. We only owe 7yrs on our house. Please give us a chance we are honest hard working americans. We are not behind on our bills. Borrower added on 06/21/10 > I have lived in this home for 20 yrs. I feel my social security and state retirement is stable. spouse has income that will help with loan also. we should be able to pay loan off early. If loan is approved we will only have house payment, car payment and utilities. We feel this loan will be paid back on time or before time. Please give us your consideraton for this loan. Borrower added on 06/21/10 > spouse was without a job for a year drew 1/2 of his salary. Recently got a job making 1/2 of his salary he also receives bonuses I have maintained all bills with his help for a year. We just would like to pay some bills off go to the dentist and eye doctor. We also owe on his mother's funeral which was not in our budget but we are still getting by. By receiving this loan it would help us get ahead and start saving some money. Borrower added on 06/23/10 > My only child is now divorced and having a difficult time since he was laid off. I have two grandchldren who mean everything to us and we want to make sure they are taken care of. We can't do everything but we want to make sure they have their basic needs met as we love them very much and they bring joy to our hearts. Borrower added on 06/26/10 > Thanks to all that have helped me so far and thanks to others who will consider to help. I will not let you down the loan will be payed back. I was taught by my father you have to stand by your word.

A credit bureau reported the following information about this borrower member on June 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1993	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	54
Revolving Credit Balance:	$5,011.00	Public Records On File:	1
Revolving Line Utilization:	56.30%	Months Since Last Record:	103
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But please answer these two questions first please: 1. Do you hold the title to your home on *your own name* 2. How much equity do you have on your house? (please provide the home valuation and total balance of the mortgage/heloc loans) Thank you.	title is in mine and my spouse's. home value 65000 owe49000
Borrower, NO questions are asked; NO answers are required. Email is only F-Y-I. After The Lending Club Home Office less than $1 trial deposit verifies borrower bank account, your loan NEXT step is required borrower Employment-Income Verification "Credit Review". Employment verification independent of income verification and vice verse. A Home Office Credit Reviewer will contact you by email or by telephone. Reviewer will tell you that for the loan category and loan's $ amount what income documents you must submit- 2 Earnings Statements, or a 2009 IRS 1040, or, if self-employed or a small business owner, a IRS Form T4506 Request for Copy Income Tax Return. Reviewer provides the receiving Fax Machine telephone number and will indicate preferred format (doc, pdf etc) for transmitting the documents via a email attachment. After Credit Review completed, the loan application we lenders view reflects a borrower Credit Status "Approved" for funded loan's $ deposit. An "Approved" Credit Status benefits borrower because: (1) Your loan will then attract lenders waiting until review process completed before committing their $. (2) After completed, funding pace will quicken. (3) After loan funded, then net $ can be deposited quickly into a already verified bank account. Credit Review the "KEY" for every borrower's loan successful funding. Consider a Credit Review to be PROACTIVE. It can be completed quickly if borrower initiated. BEST THAT A CREDIT REVIEW COMPLETED DURING THE LOANS EARLY FUNDING. WAITING UNTIL A LISTING AT VERY END CREATES CHAIN-REACTION DELAY IN APPROVAL, FUNDING AND DEPOSITING $. A Credit Reviewer's goal is to complete a required borrower Credit Review within 4-days after loan listed. If Credit Reviewer does N-O-T contact you within 3-days your loan's listed date, then AFTER verifying the less than $1 trial deposit posted to your bank account, YOU should ASAP initiate contact with Credit Review. Refer to "CONTACT US" link located bottom L C Home Page. Therein is Member Support Department's email address and Toll Free telephone number. Home Office closed on Sat, Sun, national, and certain, California Holidays. Earlier borrower Credit Review completed, loan is "APPROVED" for later issue, means sooner loan attracts interested lenders who actually commit $ to help to fund loans. Loans that require an excessive time for a Credit Review to be completed because of "I'll do it when more convenient" borrower procrastination, then their $ funding always lags far-behind loans listed same day but Credit Review is quickly completed and loan is "Approved" for later issue. A participating lenders role is to exclusively fund their selected loans; we do nothing else. Home Office Credit Reviewer are only persons who conduct the borrowers employment and income verification. They are only persons that the borrower sends ALL required income documents. I'll revisit shortly; then I'll ask questions about requested loan. Information benefits a 1ST time borrower. Lender 505570 U S Marine Corps-RETIRED, Virginia Beach, VA TWednesday 06.16.2010 at 10:15 AM ET.	Also If the lenders want the money paid back as scheduled for 36 months I will not pay it off early unless expected.
If loan 100 pct funds, then Lending Club issued standard promissory note has NO prepayment penalty. You selected 36-months maximum term repayment that offers the most flexability and a lowest monthly payment. Do you intend to payoff this loan early? < 1-yr? 1 to 2-yrs? Or use the 2 to 3-yrs maximum time allowed? [The Length of Time question asks for ananswer based on current intentions. Every borrower has an initial idea of how long they will continue to pay on their loan before the final payment occurs. Provide an approximate in years answer. Your answer will help many lenders who read Q-A's, and myself, together to fund your loan.] Advance thanks for AN answer that will help other lenders, and myself, to make a informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Beach, VA Monday 06.21.2010 at 12:29 PM AM ET	It should not take the full 36 mos. but if it did I hope that wouldn't be a problem.
IF LOAN DOESNT FULLY FUND, WILL U ACCEPT PROCEEDS	yes

Member Payment Dependent Notes Series 531453

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
531453	$15,250	$15,250	15.58%	1.00%	June 29, 2010	June 29, 2015	June 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 531453. Member loan 531453 was requested on June 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,700 / month
Current employer:	Rsc Equipment Rental	Debt-to-income ratio:	23.59%
Length of employment:	3 years	Location:	Downey, CA

Home town:
Current & past employers:	Rsc Equipment Rental
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/15/10 > I would use most of the money I receive to pay for wedding expenses, another portion of it I would use to consolidate some credit card debt to free up some of our income to pay this loan quicker than the 5 years alotted. I have been at my Job for 2 years and 9 months and we're in the business of providing rental equipment for the local oil refineries. Refineries in the area are always booming with projects requiring construction equipment, also we have just been awarded a 5 year contract extension to remain the primary provider for the Conoco Phillips refinery in Wilmington, CA.

A credit bureau reported the following information about this borrower member on June 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	48
Revolving Credit Balance:	$5,351.00	Public Records On File:	0
Revolving Line Utilization:	39.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
How long have you and your intended spouse known each other and how did you meet? Thanks.	My intended spouse and I have known each other for 4 years this past 22nd of June. We were both out one night looking to unwind from the daily stresses of life, I was with my softball buddies and she was with some friends and close aunts at a local hang out. We both weren't looking for a serious relationship and as I approached her to spark up a conversation I kinda got the cold shoulder but persistance paid off and after 3 years of being in a relationship with each other I proposed at Waimea bay in Hawaii's Oahu Island last year Aug. 14th.
What will your total income be? Does your significant other have any debt? Thank you.	Our total income will be about $5000 a month as she now works part time. She has now graduated from Cal State Fullerton with a Bachelor's Degree and will begin working full time in August so our income will increase to about $6000-$6500. Most of the debt she has was consolidated with a personal loan from our credit union.

Member Payment Dependent Notes Series 531626

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
531626	$8,000	$8,000	17.19%	1.00%	June 29, 2010	June 30, 2015	June 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 531626. Member loan 531626 was requested on June 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Chozyn	Debt-to-income ratio:	22.05%
Length of employment:	1 year	Location:	Ocean Gate, NJ

Home town:
Current & past employers:	Chozyn
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/18/10 > The purpose of this loan is to consolidate my debts into a monthly installment. This loan will minimize the monthly amount and the interest rates.

A credit bureau reported the following information about this borrower member on June 15, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,533.00	Public Records On File:	2
Revolving Line Utilization:	84.80%	Months Since Last Record:	64
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please tell us about the record from 64 months ago on your credit report. Thank You	According to my credit report and the period of time you are inquiring about, I believe that is the Auto Loan I currently have for which I pay $380 a month and have always been on time. Please advise if this is the record you are inquiring about and if not, please provide more detailed information and I will respond accordingly.
Member 687278 the credit report that we see (lenders) does not go in to details, just an overview. It just says 2 records, 1 on them 64 months ago. While I have you, tell us about your employer and what you do there. Thank You	Thank you for your response. I would assume the Auto Loan is that record since it was established at that time and it's still current. I am the Co-Director of Administration and Customer Service for an e-commerce nutraceutical company that provides fullfillment/distribution services, brand development and manufacturing, among other services.
SHOWS 2 PUBLIC RECORDS. HAVE YOU DECLAIRED BK, JUDGEMENTS, REPOS	I have never declared bankruptcy or been through repo. I had one old judgment in 1999 from a credit card that was settled and is scheduled to be off my record next year.

Member Payment Dependent Notes Series 531661

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
531661	$5,000	$5,000	13.23%	1.00%	June 29, 2010	June 29, 2015	June 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 531661. Member loan 531661 was requested on June 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,635 / month
Current employer:	SMA LAB	Debt-to-income ratio:	0.99%
Length of employment:	2 years	Location:	Lindenwold, NJ

Home town:
Current & past employers:	SMA LAB
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/17/10 > I plan to use 5,000 of the money to help with the down payment for a house, and the other 20,000 for our Wedding. I am a good borrower, because I am very responsible, I am in the Medical Field, its in demand, I have been doing this for 4 years and its stable. I am responsible when it comes to my bills and I know I can afford this loan. My fiance and I will make sure that all payments are on time and the loan will be payed off on time if not sooner.I also a an excellent credit score. Thanks :) Borrower added on 06/17/10 > I meant to type, I also have an excellent credit score. Thanks :) Borrower added on 06/19/10 > Just to clear up my loan discription sent 6-17-2010 I was pre approved for $25,000, then Lending Club told me they would do $5,000, even though I really needed the 25,000 for my Wedding. Thanks :)

A credit bureau reported the following information about this borrower member on June 15, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Your loan is currently listed for $5,000, but your description requires $25,000. What will you use the $5,000 for? Thank you.	I will use the $5,000 for to help with a down payment for a house. My Fiance and I are looking at one we like, but if the seller doesnt respond soon, then we will have to renew our lease and then we would use the 5,000 to help with our wedding. The reason it was listed at 25,0000 is because thats what Lending Club Pre approved me for and I really needed that for my Wedding. I hope that answers your question, if you have any other question, please feel free to ask me. Thank You :)

Member Payment Dependent Notes Series 531715

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
531715	$5,000	$5,000	11.86%	1.00%	June 28, 2010	June 29, 2013	June 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 531715. Member loan 531715 was requested on June 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	Zachry Industrial,INC (SA)	Debt-to-income ratio:	17.00%
Length of employment:	3 years	Location:	edinburg, TX

Home town:
Current & past employers:	Zachry Industrial,INC (SA)
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on June 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	9	Months Since Last Delinquency:	5
Revolving Credit Balance:	$4,172.00	Public Records On File:	0
Revolving Line Utilization:	51.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 531734

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
531734	$22,000	$22,000	13.23%	1.00%	June 29, 2010	June 29, 2013	June 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 531734. Member loan 531734 was requested on June 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,933 / month
Current employer:	Arizona Ophthalmic Outpatient Surgery	Debt-to-income ratio:	9.45%
Length of employment:	4 years	Location:	Goodyear, AZ

Home town:
Current & past employers:	Arizona Ophthalmic Outpatient Surgery
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/15/10 > We are looking to consolidate our debt to have a little more financial freedom. My credit is good and I always pay on time. Borrower added on 06/16/10 > I am looking to further my education and receive a Masters in Nursing 2013. Having a little more cash on hand and attending school would be most helpful. Consolidation of my debt will allow me to continue my education more easily. Borrower added on 06/22/10 > I have been a nurse for over 6 years and have woked in my position as a Director of Nursing for 4 years. Full funding of this loan would be an absolute blessing to my family and I. Considering the downturn of the housing market here in our state it is unfortunate that we can not use the equity in our home. As my neighbors modify and "remodel" we continue to pay our mortgage faithfully and hope for financial freedom. Any assistance leading towards full funding would be greatly appreciated.

A credit bureau reported the following information about this borrower member on June 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1997	Delinquent Amount:	$0.00
Open Credit Lines:	23	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,108.00	Public Records On File:	0
Revolving Line Utilization:	35.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Arizona Ophthalmic Outpatient Surgery?	I am a Director of Nursing. We do cataract, retinal and plastics. I am a liason between the physician and corporate partners of the practice.
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance.	Card Amount APR Pay w/ Loan Sams Club Discover $1857.34 22.15% yes Best Buy Credit $1425.53 12.99% yes MOR Furniture $529 0% no Bank of America $2455.77 12.99% yes Care Credit $385 0% no Macys $1265.39 24.50% yes Target Credit Card $929.84 23.24% yes Chase Amazon.com $928.15 13.24% yes Chase $6037.1 19.24% yes Desert Schools $2466.33 10.99% yes Discover Card $6543.76 19.24% yes
Please list each debt you plan to pay off, including the name of the creditor, the amount owed, and your current actual monthly payment on each debt. Thank you.	Creditor Amount APR Pay Sams Club Discover 1857.34 22.15 58 Best Buy Credit 1425.53 12.99% 20 MOR Furniture 529 0% 71 Bank of America 2455.77 12.99% 56 Care Credit 385 0% 50 Macys 1265.39 24.50% 42 Target Credit Card 929.84 23.24% 28 Chase Amazon.com 928.15 13.24% 19 Chase 6037.1 19.24% 120 Desert Schools 2466.33 10.99% 23 Discover Card 6543.76 19.24% 131 Please be note the amount listed is the minimum amount that needs to be paid. I do however make payments above each of the amounts depending on the need for the month. I am able to pay well above minimum payments as well as pay above the minumum required on this loan if fully funded. Also my 0% APR accounts will not be used for pay off on this loan. Thank you very much for your inquiry.
Hello there, I am interested in financing your loan. But please answer these two questions first please: 1. Do you hold the title to your home on *your own name* 2. How much equity do you have on your house? (please provide the home valuation and total balance of the mortgage/heloc loans) Thank you.	Thank you for your interest. We purchased our home in 2007. The loan and title is through Desert Schools Federal Credit Union. We purchased at $274,900 and similar homes in the new community were selling at $300,000. Last home sold according to county assessor was $319,551 in March 2008. Due to recent economic situations, all but us and one other neighbor have either, modified, foreclosed or short saled. We are in an excellent financial position therefore do not qualify for modification and due to the neighboring homes we do not qualify for refinance. Current equity is unknown and has been an issue when trying to refinance. Current mortgage balance is $266,625.00. Please let me know what more I can provide. Thank you again.
Are you sure your budget will tolerate an additional $250 a month in loan payments? What is your combined family monthly income?	Thank you for your inquiry. Combined monthly income is $10,400 gross and around $7800 net after paying taxes and insurance. I am more than confident I can handle an additional payment. I actually have budgeted to pay more than the minimum required for this loan. Our goal is to pay off in less than 3 years. I will be completing my Masters in Nursing at this time and working as a Nurse Practitioner.
Please list your monthly expenses (mortgage, utilities, etc). Thanks.	Thank you for your inquiry. The total amount for my monthly expenses for myself come to $2800. This includes minimum on debt balances in which I am seeking to cover of $618 and $2200 for my mortgage. My monthly gross income is $6933. My husband whose income is not reported here covers household expenses. My true goal is to get a solid interest rate and pay one large payment to see a move towards pay off. Thank you again and I am grateful for any ability to assist.
If loan 100 pct funds, then Lending Club issued standard promissory note has NO prepayment penalty. You selected 36-months maximum term repayment that offers the most flexability and a lowest monthly payment. Do you intend to payoff this loan early? < 1-yr? 1 to 2-yrs? Or use the 2 to 3-yrs maximum time allowed? [The Length of Time question asks for ananswer based on current intentions. Every borrower has an initial idea of how long they will continue to pay on their loan before the final payment occurs. Provide an approximate in years answer. Your answer will help many lenders who read Q-A's, and myself, together to fund your loan.] Advance thanks for AN answer that will help other lenders, and myself, to make a informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Beach, VA Monday 06.21.2010 at 12:29 PM AM ET	2 to 3 years. Thank you for your inquiry.
IF LOAN DOESNT FULLY FUND WILL U ACCEPT THE PROCEEDS	Thank you for your inquiry. I will accept the loan, at this time it has exceeded 70% funding. I will take what is funded and apply to my higher interest balances. Again thank you for your consideration.
You have run up balances on a number of different credit cards. Why was it necessary to use your credit for these purchases. The reason I am asking is it would appear that your lifestyle is exceeding your income or was it something else. What is you plan to not run up the balances on these accounts again?	Thank you for your inquiry. The high debt balances were done prior to my marriage in 2006 in which I was a single mother of a son and going to school full time for nursing. Once married and the purchase of our home occurred in 2007 there were items we did not think at the time to be immediate purchases that we purchased (blinds, standard furniture etc.). At this point all credit cards are discarded with the exception of the debit cards linked to an overdraft account of $500. I will however keep the accounts open as long as I am able because it makes good credit sense. We are looking to move forward, but it is most difficult when you have many cards with high interest rates and wheels seem to be turning, but not going anywhere. My combined income with my husband gross is above $10,000. There is no reason why we will need to incur misguided debt once this loan is paid off. Lesson learned. Moving onward and upward. Again thank you for your inquiry. Have a blessed one.

Member Payment Dependent Notes Series 531766

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
531766	$7,000	$7,000	11.49%	1.00%	June 28, 2010	June 29, 2013	June 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 531766. Member loan 531766 was requested on June 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Divine Community Health Care Services	Debt-to-income ratio:	3.56%
Length of employment:	1 year	Location:	Hilliard, OH

Home town:
Current & past employers:	Divine Community Health Care Services
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on June 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	36
Revolving Credit Balance:	$6,504.00	Public Records On File:	1
Revolving Line Utilization:	29.00%	Months Since Last Record:	91
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Loan description please?	Update to electronic medical records and larger copier for office
Hello there, I am interested in financing your loan. But please answer these two questions first please: 1. Do you hold the title to your home on *your own name* 2. How much equity do you have on your house? (please provide the home valuation and total balance of the mortgage/heloc loans) Thank you.	My husband and I are on the title of our home. I already checked out a possible line of credit using the house. Since the property values have decrease, we owe about the same amount as the pay off would be. However, we've been paying an extra $450.00/month toward the priciple for the past year. If your looking for callateral we have two 1998 Cadillacs' that are paid for. See the answer I posted on the previous question.
Hi - Could we please get some details on what kind of software and training you'll be purchasing with this loan? What kind of field are you looking to get into with the money provided? Thank you and good luck in your new endeavour.	We already have an established home health care business. have been looking at Kinnser, Sansio, healthcarefirst.com, Myhomecarebiz.com and healthwyse
Hi, What was the last delinquency? What other recurring expenses you have? Is the Gross income listed total of you & your husband? What is the split of the income if that is the case? Thanks.	None for years. $140K

Member Payment Dependent Notes Series 531767

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
531767	$10,000	$10,000	13.23%	1.00%	June 28, 2010	July 1, 2013	July 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 531767. Member loan 531767 was requested on June 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,150 / month
Current employer:	FBI	Debt-to-income ratio:	7.13%
Length of employment:	10+ years	Location:	Ft. Washington, MD

Home town:
Current & past employers:	FBI
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/19/10 > The requested funds will be used to complete the conversion project of my already finished basement into a legally coded 'basement rental apartment'. I am approximately 3/4 of the way thru the project. The borrowed funds will be used to pay the contractor, install a stackable washer/dryer and complete the kitchen which includes: appliances, tiling, cabinets, countertop and painting. I have aready secured a qualified tenant and anxious to meet the scheduled move-in date of 8/1. The additional earned income will be used to pay down exising debt. Thank you for your consideration. Borrower added on 06/20/10 > Approximately 4 years ago, I went thru a difficult divorce after 10-years of marriage. As a result, I became a custodial parent and struggled to maintain the financial responsibilities that were once shared. Although I did my best to do so, it was extremely difficult and my credit score declined to the mid-500s during the first year. Despite the emotional and financial setbacks, I was determined to rebuild my good name and credit worthiness. Over the last 3 years, I worked extremely hard to increase my income by way of earning promotions thru my employer. I have also paid down a huge amount of debt by making more that the required monthly payments, applying additional monies received thru incentive monetary performance awards and my yearly tax refunds. One year ago, my son (14) and I purchased a single family home and to date my credit score is 710. I have been employed by the FBI for 22 years and I am currently seeking a B.S. in Human Resources Management at the expense of my employer. As a condition of employment, I under a 5-year re-investigation which includes a credit history check to ensure my credit is in good standing

A credit bureau reported the following information about this borrower member on June 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	65
Revolving Credit Balance:	$11,777.00	Public Records On File:	0
Revolving Line Utilization:	80.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Borrower, NO questions are asked; NO answers are required. Email is only F-Y-I. After The Lending Club Home Office less than $1 trial deposit verifies borrower bank account, your loan NEXT step is required borrower Employment-Income Verification "Credit Review". Employment verification independent of income verification and vice verse. A Home Office Credit Reviewer will contact you by email or by telephone. Reviewer will tell you that for the loan category and $ amount what income documents you must submit- 2 Earnings Statements or Direct Deposit receipts, or a 2009 IRS 1040, or, if you are self-employed or are a small business owner, IRS Form T4506 Request for Copy Income Tax Return. Reviewer provides receiving Fax Machine telephone number and will indicate a preferred format (doc, pdf) if transmitting documents via email attachment. After Credit Review completed, loan application that lenders view reflects a borrower Credit Status "Approved" for funded loan's $ deposit. The "Approved" Credit Status benefits borrower because: (1) Your loan will then attract lenders waiting until review process completed before committing their $. (2) After completed, funding pace will quicken. (3) After loan funded, then net $ can be deposited quickly into a already verified bank account. Credit Review the "KEY" for every borrower's loan successful funding. Consider the Credit Review to be PROACTIVE. It can be completed quickly if borrower initiated. A CREDIT REVIEW SHOULD BE COMPLETED DURING THE LOANS EARLY FUNDING. WAITING UNTIL LISTING AT VERY END CREATES CHAIN-REACTION DELAY IN APPROVAL, FUNDING AND DEPOSITING $. The Credit Reviewer goal is to complete the required borrower Credit Review within 4-days after a loan listed. If Credit Reviewer does N-O-T contact you within 3-days after your loan's list date, then AFTER verifying the less than $1 trial deposit posted to your bank account, YOU should ASAP initiate contact with Credit Review. Refer to "CONTACT US" link located at the bottom L C Home Page. Located therein are both the Member Support Department's email address and Toll Free telephone number (support@lendingclub.com | 866-754-4094). Home Office is closed on Sat, Sun, national, and certain, California Holidays. Earlier borrower Credit Review completed, loan is "APPROVED" for later issue, means sooner loan attracts interested lender who actually commit $ to help to fund loans. Loans that require an excessive time for a Credit Review to be completed because of "I'll do it when more convenient" borrower procrastination, then their $ funding always lags far-behind loans listed same day but Credit Review is quickly completed and loan is "Approved" for later issue. A participating lenders role is to exclusively fund their selected loans; we do nothing else. Home Office Credit Reviewer are only persons who conduct the borrowers employment and income verification. They are the only persons to whom the borrower sends ALL required income documents. I'll revisit later and then I'll ask questions about requested loan. Information benefits a 1ST time borrower. Lender 505570 U S Marine Corps-RETIRED, Virginia Beach, VA sent Friday 06.18.2010 at 05:15 AM ET.	I am prepared to forward my last 2 statements of earnings to complete employement/income verification. Please contact me via/phone or email w/fax # to proceed. Thank you.
Composition of the ~12k in revolving credit (CCs, HELOC,...)?	Hello. No heloc. CCs only
Hello there, I am interested in financing your loan. But please answer these two questions first please: 1. Do you hold the title to your home on *your own name* 2. How much equity do you have on your house? (please provide the home valuation and total balance of the mortgage/heloc loans) Thank you.	Hi. Thanks for your responing. Yes, the deed/loan is in my name only. Purchased my home 1 year ago for 270k (forclosure) & invested 60k in renovations. Unfortunately, I can't provide the equity because I haven't had it appraised this year. I refinanced in 1/10 and the balance due is approx 332k. No heloc.
Since you are approaching the limits on your credit card debt - what actions have you taken to reduce that debt and stabilize it at a lower level?	Hello. In addition to paying more than the minimum payment, I used 1/2 of my 2009 tax refund to pay down the smaller balances. The personal loan will be used to convert my basement into a basement apartment. I will apply the extra income to eliminate my outstanding debt. Thanks for the inquiry.
What is your position in FBI?	Management & Program Analyst (MPA)
Lenders view the loan application featuring the Borrower's Profile [Employer and Employment Length, Monthly Gross Income, Home Ownership, Location, Debt-to-Income Ratio]; The highly condensed Transunion Credit Report [Line totals, i. e, the Revolving Credit Balance total debt but not each balance that could be owed to the possible credit grantees such as Amex, Home Depot, MC, Visa, etc]; And finally, if provided, an optional narrative description. I am interested to help fund your $10,000 H I P category loan. My questions are: Number [1] Position (Job/What you do) for employer F B I? Number [2] Transunion Credit Report shows a $11,777 Revolving Credit Balance total debt (80.70 pct credit usage). What $ payments per month are now being paid on all RCB debts? (Total $ that are actually PAID per month; not the Credit Card minimum $ payments that are DUE per month.) Number [3] If loan 100 pct funds, then Lending Club issued standard promissory note has NO prepayment penalty. You selected 36-months maximum term repayment that offers the lowest monthly payment. Do you intend to payoff this loan early? < 1-yr? 1 to 2-yrs? Or use the 2 to 3-yrs maximum time allowed? [The Length of Time question asks for answer based on current intentions. Every borrower has an initial idea of how long they will continue to pay on their loan before the final payment occurs. Approximate in years answer appreciated. Your answer will help many lenders who read Q-A's, and myself, together to fund your loan.] FYI: I'm familiar with Ft Washington, MD area. Foreclosures happen in upscale neighborhoods too. Advance thanks for THREE answers that will help other lenders, and myself, to make informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Beach, VA Sunday 06.20.2010 at 8:05 PM ET.	Thanks for the inquiries and I hope you find the following information helpful. (1) I serve in the position of Management & Program Analyst, in the area of Employee Relations. (2) I budget approx. $900/mo for RCB debts. (3) Although, I requested a 36--mo payback term, I intend to pay the loan back w/in 2 years. The additional income acquired thru the rental of my basement will allow me to meet this goal.

Member Payment Dependent Notes Series 531774

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
531774	$5,000	$5,000	10.38%	1.00%	June 25, 2010	July 1, 2013	July 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 531774. Member loan 531774 was requested on June 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	europe star construction	Debt-to-income ratio:	4.79%
Length of employment:	5 years	Location:	fairless hills, PA

Home town:
Current & past employers:	europe star construction
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on June 17, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2002	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,093.00	Public Records On File:	0
Revolving Line Utilization:	42.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Your "Major Purchase" or "Other" category loan is 1 of 394 borrower loans that Lending Club listed today for lender consideration. Lenders are attracted to loans that borrowers provided basic DETAILS about their loan; buy a boat and motor, or durable household appliances such as refrigerator-freezer, washer-dryer, HVAC system, a engagement ring, and the PURPOSES how, after the loan funds and origination fee is deducted, the net proceeds are intended to be spent to benefit the borrower? What remaining debts are being Consolidated? Refinanced? Combined? et al. Your listing currently provided limited or no helpful information that attracts lenders interest and for them to possibly commit their $ to help fund your loan. Loan remains the 1st class mystery to all lenders. You should provide the basic Details and Purposes about how a loan intended to benefit you. Minus basic information, loan doesn't compete favorably for lenders available funding $. At end of borrower registration process exists the opportunity to add DESCRIPTION details, purposes, miscellaneous, etc, that will aid prospective lenders. Hope this honest appraisal helps your loan to attract needed lenders $. Lender 505570 U S Marine Corps-RETIRED Thursday 8.10 at 6:17 AM ET	Buy tools for work
What do you plan to use the loan for? Loan description?	buy tools for work.
Hello there, I am interested in financing your loan. But please answer these two questions first please: 1. Do you hold the title to your home on *your own name* 2. How much equity do you have on your house? (please provide the home valuation and total balance of the mortgage/heloc loans) Thank you.	1- yes 2- 270000,balance is230000
Hi; PLease tell us about your loan purpose, and list all other debet and payments you have, this will help fund your loan faster. Also do you plan to pay off loan sooner than tern? Thanks.	2100 -payment for house,car loan -300,credit card2500 debet
What's the purpose of the loan? What are your other $ monthly costs (mortgage, car, utilities, any CC debt/loans, insurance, phone, internet, food, gym, childcare costs as applicable)? Thanks for your answers to these 2 Qs....	Type your answer here.2100-house payment,include home insurance and taxes,100 insurance for car,80 phone,400 for food,65 internet and tv,
Hi. What do you plan to use these loan funds for? Thanks.	Type your answer here.for tools

Member Payment Dependent Notes Series 531959

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
531959	$7,000	$7,000	11.86%	1.00%	June 24, 2010	June 30, 2013	June 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 531959. Member loan 531959 was requested on June 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,000 / month
Current employer:	Crestview Rehabilitation	Debt-to-income ratio:	16.55%
Length of employment:	5 years	Location:	Lancaster, OH

Home town:
Current & past employers:	Crestview Rehabilitation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/17/10 > I am very dependable in life and in my job. In my job I am reponsible for all administrative directors in the office as well as others outside of the office. Borrower added on 06/18/10 > I am a very responsible person who has a job history of just shy of 6 years with my current position. My plan is to stay with this company until I retire. (atleast 20 years or so from now) With this loan I will be able to consolidate all bills into one easy monthly payment. I truly appreciate anything you are able to help with. Thank you.

A credit bureau reported the following information about this borrower member on June 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	62
Revolving Credit Balance:	$4,793.00	Public Records On File:	1
Revolving Line Utilization:	63.10%	Months Since Last Record:	86
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your position at Crestview? Please list each debt you plan to pay off, including the name of the creditor, the amount owed, and your current actual monthly payment on each debt. Thank you.	Type your answer here. I am Business Office Secretary. I have payday loans that I have accumulated in order to help my parents move as well as a friend of mine. There are no monthly payments, they are payday loans so you must pay them in full each payday. I can't seem to get a lot payed down on them as quickly as I would like since not only do you have to pay the total amount owed but also a large fee. If I could get this loan I would only have one monthly payment.
It is fine to help friends if you have money to help, but it is better to let them borrow their own money rather than borrowing to help them. I would like to help you but I am concerned about your ability to manage money and look out for yourself. Will this loan enable you to pay off your payday loans completely? Will you promise not to use payday loans for any reason during the term of this loan? How much do you pay each month on your credit cards?	Type your answer here. My plan is to pay all of these off and to never use them again. I regret that I let myself fall into this mess. I will promise and swear to you that I will never at anytime use these payday loans ever again! This loan will pay off these complety. I currently am paying about $100.00 a month on my credit card. This loan will give me a fresh clean start. I appreciate anything you can do for me.
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	Type your answer here.1. no 2. spouse 3.. no 4. Value $100,000 lived in over 20 years
Hello there, I am interested in financing your loan. But please answer these two questions first please: 1. Do you hold the title to your home on *your own name* 2. How much equity do you have on your house? (please provide the home valuation and total balance of the mortgage/heloc loans) Thank you.	Type your answer here. I do not owe a mortgage, not sure of equity I do know that it was recently appraised for $100,000

Member Payment Dependent Notes Series 531980

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
531980	$7,500	$7,500	11.49%	1.00%	June 28, 2010	June 30, 2015	June 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 531980. Member loan 531980 was requested on June 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,583 / month
Current employer:	Health Alliance Plan	Debt-to-income ratio:	15.60%
Length of employment:	10+ years	Location:	Detroit, MI

Home town:
Current & past employers:	Health Alliance Plan
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/16/10 > I've been on my job for over 10+ years, and been in my house all my life. I'm using it to do some udates to the home and add more value.

A credit bureau reported the following information about this borrower member on June 16, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1990	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	57
Revolving Credit Balance:	$8,900.00	Public Records On File:	0
Revolving Line Utilization:	43.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 532050

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
532050	$6,000	$6,000	10.38%	1.00%	June 25, 2010	June 30, 2015	June 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 532050. Member loan 532050 was requested on June 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	S T L Architects	Debt-to-income ratio:	12.05%
Length of employment:	3 years	Location:	Chicago, IL

Home town:
Current & past employers:	S T L Architects
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/16/10 > This loan is to pay for my partner's education and our living expenses while she pursues her nursing education. I am employed full time in a secure position and have been with the same company for three years. My partner also works part-time to supplement our income. My credit history indicates that I am a worthy borrower, and we maintain a realistic household budget which includes the repayment of this loan.

A credit bureau reported the following information about this borrower member on June 16, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1991	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	59
Revolving Credit Balance:	$2,006.00	Public Records On File:	0
Revolving Line Utilization:	5.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Congratulations on your approval from Lending Club. As investors interested in your loan, we are interested in getting an accurate snapshot beyond the provisions in the loan description section. Please feel free to answer the following questions as it pertains to your loan. Your detailed answers would greatly assist investors in funding your loan in a timely manner. 1. Could you please elaborate on the purpose of this loan? How will this loan be used? 2. Who is your employer and what is your position/responsibilities? Any contingency plans should you be laid off from your current position? 3. What are your other $ monthly costs (mortgage, car, utilities, insurance, phone, internet, food, gym, childcare costs as applicable)? 4. Would you please list the details of each loan: who you owe, current balance, interest rate, monthly amount paid? In addition, which ones will/will not be paid? 5. Explanations for any past delinquencies/public records (if any). 6. Can you list any investments and balances? 7. Are you the sole wage earner in your household or is there another? If there is another, what is your combined income? 8. Can you list your savings account balance(s) and/or any other kind of emergency funds? Will you have the LC (lending club) loan automatically withdrawn from your account? We respect your privacy and understand that while these questions may seem intrusive, your answers will help lenders know how this new loan will fit into your budget, and make them feel secure that their money is being invested wisely.	The purpose of the loan is to supplement my income to pay for living expenses while my parter has a reduced work schedule while attending nursing school. I am an architect working on educational projects currently taking my examinations to become a licensed architect. I am the primary but not sole-wage earner. A good amount of our monthly income goes towards student loans, as my partner has a BA in Psychology and I have Master's Degree loans totaling just under $70K. We have a total of $13K in savings and retirement accounts. We have no child care costs.

Member Payment Dependent Notes Series 532058

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
532058	$14,000	$14,000	11.12%	1.00%	June 28, 2010	June 30, 2013	June 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 532058. Member loan 532058 was requested on June 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,167 / month
Current employer:	INFANT JESUS OF PRAGUE	Debt-to-income ratio:	0.52%
Length of employment:	10+ years	Location:	CHICAGO HEIGHTS, IL

Home town:
Current & past employers:	INFANT JESUS OF PRAGUE
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/16/10 > THANK YOU Borrower added on 06/21/10 > I have excellent credit, never defaulted on any debt and have worked in the same job for 20 years. I haved lived in the same house for 30 years.

A credit bureau reported the following information about this borrower member on May 25, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1988	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,284.00	Public Records On File:	0
Revolving Line Utilization:	3.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
The payment ($820) seems like a huge part of your stated monthly income ($3,167). Why do you think you will be able to pay back this loan? Thanks.	I ALSO HAVE INCOME FROM RENTAL PROPERTY.
Hello there, I am interested in financing your loan. But please answer these two questions first please: 1. Do you hold the title to your home on *your own name* 2. How much equity do you have on your house? (please provide the home valuation and total balance of the mortgage/heloc loans) Thank you.	YES. 50000..
And how much is your home worth?	150000
Please describe your income property and its income.	5 bedroom unit in a college town, 1600 per month
What are your other $ monthly costs (mortgage/rent, car, utilities, any CC debt/loans not replaced by this loan, insurance, phone, internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to this Q	My children are all grown, my car is paid for and all of the bills are paid for by my husband.
I'm interested in funding your loan, but first can you describe the home improvements that you intend to do, the timeframe and overall budget? Thanks.	I am putting in new windows, which consists of 8 double wide, 2 smaller bathrooms. I am also going to put in new entrance doors front and rear. I am going to start as soon as possible and hope to be done in a couple of weeks. I am going to get prices hopefully it will not take the entire $14,000. I would like to do some improvements to the yard and garage. Things got put on hold till my last son graduated from college. Thank you.

Member Payment Dependent Notes Series 532196

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
532196	$3,250	$3,250	16.32%	1.00%	June 29, 2010	June 30, 2013	June 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 532196. Member loan 532196 was requested on June 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,583 / month
Current employer:	Pitney Bowes Management Services	Debt-to-income ratio:	23.94%
Length of employment:	5 years	Location:	MOUNT PROSPECT, IL

Home town:
Current & past employers:	Pitney Bowes Management Services
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/16/10 > This loan will clear out one credit card and make serious headway on the next. Interest rates are currently what is killing me.

A credit bureau reported the following information about this borrower member on June 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2004	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,349.00	Public Records On File:	0
Revolving Line Utilization:	98.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Your revolving credit balance is very high relative to your income. Please list each debt and your current monthly payment on each. Which will be paid off? Which will be partially paid off?	I have one card over $4000, one card at about $1500, and one card at about $6500. I try to average about $300-400 payments every month on the third card and $200 on each of the other two; the highest interest rate is on the $6500. I was hoping this debt could knock out the second card and make serious headway on the third.
How can you afford to pay $700-$800 every month on credit cards when your gross income is only $1,583? What are your living expenses?	It averages out that way depending on food usage between me and my roommate. My rent is about $500 and I've been cutting down on all nonessential expenses.
One final question: Are you still using the cards?	For essential purchases only.
What are the current interest rates for the cards you will be paying on?	22.9, 22.9, and 27.24. This loan will be used first to completely get rid of the balance on the highest-interest card, and the remainder will make serious headway on one of the others.

Member Payment Dependent Notes Series 532205

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
532205	$6,550	$6,550	7.88%	1.00%	June 29, 2010	June 30, 2013	June 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 532205. Member loan 532205 was requested on June 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Bio-Pure Products	Debt-to-income ratio:	11.77%
Length of employment:	2 years	Location:	Gardnerville, NV

Home town:
Current & past employers:	Bio-Pure Products
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on June 16, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1990	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	76
Revolving Credit Balance:	$9,223.00	Public Records On File:	0
Revolving Line Utilization:	50.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your other $ monthly costs (mortgage, car, utilities, any CC debt/loans not replaced by this loan, insurance, phone, internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to this Q	Other monthly costs: one other cc @ $150. food & utilities @ $700 no car or other payments, no children & I am married so my husband contributes the primary amount on all bills.

Member Payment Dependent Notes Series 532318

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
532318	$10,500	$10,500	7.88%	1.00%	June 28, 2010	June 30, 2013	June 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 532318. Member loan 532318 was requested on June 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Huntington Bank	Debt-to-income ratio:	11.92%
Length of employment:	6 years	Location:	Cincinnati, OH

Home town:
Current & past employers:	Huntington Bank
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/16/10 > Purchased a 2009 Jayco Camper and put it on the credit card. Borrower added on 06/23/10 > If it makes things easier my husband has additional income of $55,000 soon to be $60,000 a year.

A credit bureau reported the following information about this borrower member on June 16, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$49,760.00	Public Records On File:	0
Revolving Line Utilization:	21.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
1. How did you accumulate $50,000 in revolving debt? Are you doing anything differently now? 2. How much is your monthly mortgage payment(s)? Car payment(s)?	The revolving debt It is a home equity line that we pay 800 a month on. Our Mortgage Payment is 1500. We have a car payment of 520 a month.
What is it you plan on using the requested funds for?	We purchased a 2009 Jayco Camper on our credit card. We are using the funds to pay off the card and pay off the purchase over the next 36 months. Probably sooner. We both get bonuses quarterly and out plan is to pay off in 18 months.

Member Payment Dependent Notes Series 532391

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
532391	$7,000	$7,000	13.61%	1.00%	June 25, 2010	June 30, 2013	June 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 532391. Member loan 532391 was requested on June 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,417 / month
Current employer:	NFP Property and Casualty Services Inc	Debt-to-income ratio:	9.42%
Length of employment:	7 years	Location:	VERPLANCK, NY

Home town:
Current & past employers:	NFP Property and Casualty Services Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/16/10 > small credit cards to be paid off, small personal debt to be paid off. i am looking to purchase a home in the next year or so. I want be free and clear of all debt. thank you!

A credit bureau reported the following information about this borrower member on June 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,629.00	Public Records On File:	2
Revolving Line Utilization:	31.90%	Months Since Last Record:	73
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you please explain your two public records from 6 years ago?	One was paid, i am in contact with all 3 credit agencies as i have the pay off letter. The other is a small bill i forgot about that i plan to pay off with this loan. I dug myself out of debt over the last 5-6 years and am now in a better place financially and i plan to keep it that way. That is why i want to clean EVERYTHING up!
What is NFP and what do you do there? Will $7k pay off ALL your debt and is that what you will do with the money?	NFP Property & Casulaty Services Inc. is an insurance agency. We are a part of National Financial Partners. I am an account executive, I service and sell most forms of personal insurance. Yes. the $7k will pay off the few low limit high interest rate CC's and the one judgement on my credit report plus a personal debt that I have been making small monthly payments on. I am in a much better financial position today and our firm continues to grow. If you would like to know anything else please feel free to ask!! Thank you!
You are looking to buy a house in the next year or so -- does that mean you intend to pay off this loan first? How long do you plan to hold the loan?	Yes, this loan is priority. If i cannot swing this and a mortgage payment then i will not commit to a mortgage until this is paid. Once all of my current debt is paid i will then re-adjust my budget to see how much i can save towards a down payment and then go from there. This will be paid with in the 3 year term or sooner.

Member Payment Dependent Notes Series 532403

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
532403	$10,000	$10,000	11.86%	1.00%	June 28, 2010	June 30, 2015	June 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 532403. Member loan 532403 was requested on June 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	Mineshaft restaurant	Debt-to-income ratio:	20.47%
Length of employment:	10+ years	Location:	hartford, WI

Home town:
Current & past employers:	Mineshaft restaurant
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on June 16, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1997	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	57	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$55,708.00	Public Records On File:	0
Revolving Line Utilization:	40.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please itemize your large revolving debt, which is listed as $55,708. Please list each debt you plan to pay off, including the name of the creditor, the amount owed, and your current actual monthly payment on each debt. Thank you.	Home equity 38,183 chase 6119 capital one 7352 discover 4122 I want to put the 10,000 toward the higher interest cards first. (they are at 20% and 18%) The remaining amount one the three credit card I will payoff with my tax return 2011.
Hello there, I am interested in financing your loan. But please answer these two questions first please: 1. Do you hold the title to your home on *your own name* 2. How much equity do you have on your house? (please provide the home valuation and total balance of the mortgage/heloc loans) Thank you.	Myself and my wife , evaluated at 212,000 owe 185,000
Congratulations on your approval from Lending Club. As investors interested in your loan, we are interested in getting an accurate snapshot beyond the provisions in the loan description section. Please feel free to answer the following questions as it pertains to your loan. Your detailed answers would greatly assist investors in funding your loan in a timely manner. 1. Could you please elaborate on the purpose of this loan? How will this loan be used? 2. Who is your employer and what is your position/responsibilities? Any contingency plans should you be laid off from your current position? 3. What are your other $ monthly costs (mortgage, car, utilities, insurance, phone, internet, food, gym, childcare costs as applicable)? 4. Would you please list the details of each loan: who you owe, current balance, interest rate, monthly amount paid? In addition, which ones will/will not be paid? 5. Explanations for any past delinquencies/public records (if any). 6. Can you list any investments and balances? 7. Are you the sole wage earner in your household or is there another? If there is another, what is your combined income? 8. Can you list your savings account balance(s) and/or any other kind of emergency funds? Will you have the LC (lending club) loan automatically withdrawn from your account? We respect your privacy and understand that while these questions may seem intrusive, your answers will help lenders know how this new loan will fit into your budget, and make them feel secure that their money is being invested wisely.	My goal is to use this money to pay down on my credit card dept. The interest rates on my credit cards are insane. I figure that if I can put some of this money into a loan type account, the amount of interest would be stable. I have a management position with a successful restaurant that has me in their future plans to help give me job securityfor years to come. My wife Tracie and I both work to fulfill our prompt monthly dept payments. I have applied for this loan to work on decreasing our dept the best I can . As you can see, the credit card companys are charging me 20% interest, which makes the minimum payment much higher. By having this loan I can lessen the interest calculated daily to a set interest amount.
Please list your monthly epenses by tupe & amount (mortgage, car, utilities, insurance, phone, internet, food, gym, childcare costs). Thanks.	$1325 mortgage $285 car $250 elec/ water $55 gas $75 internet /cable $400 food

Member Payment Dependent Notes Series 532456

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
532456	$5,000	$5,000	11.86%	1.00%	June 25, 2010	June 30, 2013	June 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 532456. Member loan 532456 was requested on June 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,750 / month
Current employer:	Stop and Shop	Debt-to-income ratio:	17.79%
Length of employment:	5 years	Location:	Woodbury, CT

Home town:
Current & past employers:	Stop and Shop
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/17/10 > Hey everyone, thanks for checking out my loan request, I really appreciate it. My father lost his battle with Cancer just 25 days after being told that he had Cancer and we were totally unprepared. I moved back in with my Mom to try and help her make ends meet by helping with car payments, cell phone bills, funeral costs, home repairs, credit cards, what ever I can help with and $10,000 would help significantly to get rid of high interest rates and only have to remember 1 payment due date rather than 5. If you have any questions, please don't hesitate to ask! Thanks again in advance!

A credit bureau reported the following information about this borrower member on June 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2004	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,404.00	Public Records On File:	0
Revolving Line Utilization:	13.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are the debts you are consolidating - balance, rate, type of loan?	Good Morning, Thank you for your interest in helping me out, I really appreciate it! After my father passed away, my sister and I maxed out our credit cards to help pay for the funeral service, the reception, and flower arrangements. My credit card has a $4000 balance on it with a 30% interest rate. Then we got a foot stone for my father's plot which cost another $2000 and I put that on another credit card with a 22% interest rate. I also tapped in to my 401k and took out a $1500 loan against it so I could help with home repairs. Plus coming out of the winter, I helped my Mom with the utility bills and with the cold winter that we had in CT, the oil tab was much higher than expected. My mother and father are both retired teachers and my Mother just picked up a part-time job but I want her to be able to go out with her friends, visit my sister down in Maryland, not have to worry about money and how she's going to get by. So that's why I moved back in, one so she wouldn't be alone, two so I could help her out financially. If you have any other questions, please don't hesitate to contact me. Thanks again!
Loan descriptions are helpful in generating lender interest in your loan. Without a loan description, it's less likely your loan will be funded in a timely manner (if at all). Can you give a detailed description of what the proceeds from this loan will be used for?	Good Morning, Sorry about that. I typed a description originally but Lending Club e-mailed me and told me to resubmit it because it contained personally identifiable information. I believe it's being reviewed right now and should be posted momentarily. I realize now why some people have life insurance. Unfortunately, my Dad wasn't able to qualify for life insurance because of a liver problem he had a couple years ago. My Father's death was a total shock and my Sister and I did what we could to help Mom out by helping pay for the funeral service, floral arrangements, the reception, and the foot stone. It all added up to just over $10000 that we put on our credit cards that we had just paid off in full a short while ago. My Mom & Dad are also retired school teachers and were suppose to enjoy their time together traveling. Instead, my Mom now has a part-time job and I feel bad because I want her to able to go out with her friends, visit my Sister who lives down in Maryland in the D.C. area so they can see the Cherry Blossoms, and also visit family, which is important right now. Sorry again about the loan description not going through the first time but I hope this helps at least. Thanks again in advance for your interest in helping!
Thanks for the information; I appreciate the prompt reply and thorough description. One last question: what is your position at Stop and Shop, what responsibilities do you have (e.g. restocking shelves, supervising employee shifts, etc), and is this job stable? Also just wanted to say I wish you and your family the best in what must be an unimaginably tough time for you all.	Good Evening, No problem and thank you for your kind wishes. I've worked for Stop & Shop for 5 years and my job title is the General Merchandise Manager. I'm a key holder for the store and I'm in charge of locking up a couple nights a week when my store manager has gone home for the day. I have 2 full-timers and 3 part-timers that work directly for me. I'm in charge of the General Merchandise, Health & Beauty Care, and Best Sellers Departments and my responsibilities, are to review P&Ls, inventory analysis, check billing errors, assist the front end and perishable departments, review orders and make changes as necessary, as I already mentioned running the store when the manager is off for the day, I cross merchandise, control shrink, write schedules, and drive sales and item movement. I'm very happy to say that my job is very stable and I'm even on track to be promoted to a Non-Perishable Manager come July when the 3rd Quarter begins. I appreciate all your questions and continued interest and please don't hesitate to contact me with more. Thanks again!
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	Good Evening, Thank you for your interest, I truly appreciate it! I know my parents had a mortgage out on the house and that the house was always in my Mother's name. I remember they refinanced the house 2 years ago over a 15yr period and I believe the monthly mortgage payment is $747.23. When the appraiser was over the house 2 years ago, the house was valued at $325,000. My mother currently doesn't have a Home Equity Line of Credit out on the house. Between the years of 2003-2007, I was away at college and when I graduated I returned home to live with my parents. Earlier this year, I moved out for a couple of months and was living on my own in my Uncle's Town House, and as soon I heard my Dad was sick, I moved back home to help my Mom take care of him. Aside from that, I've lived at my house all my life, 25 years. I hope I answered all your questions and if you need any further clarification, please don't hesitate to contact me! Thanks again in advance for your support!
Assuming this loan is fully funded, will there be a continuing need for additional funds to keep your mom going or is this a one-time need? Apart from that, can your budget handle an additional $331 obligation for the next three years?	Good Evening, Thank you for your interest in helping me out, I really do appreciate it! A $331 obligation over the next 3 years would definitely not be a problem and I even intend to have it paid off sooner than 3 years. My family is going through a very difficult time as you could probably already imagine and the last thing I want is my Mom to have to ever worry about being short at the end of the month since she won't have the extra income from my Dad anymore. The loan is just one time thing spread over the course of 3 years because in 3 years, Mom will finally have access to her 401B plan and she'll have enough quarters to collect Social Security But after finding out how much a funeral costs, between the church service, calling hours, prayer cards, thank you cards, floral arrangements, casket, foot stone, reception, I didn't want my Mom to have that burden on top of trying to pay for the mortgage, utilities, cell phone, and house repairs all by herself. So I figured I'd help anyway I could so she could still enjoy her life even with my Father being gone and be able to visit friends and family, and have a social life rather than working all the time even after she has already retired. But even after 3 years, I'll probably end up hanging around because I don't want to ever leave her by herself with no company and no one to talk to or watch movies with because I'd feel bad. Sorry for the long explanation but I just wanted to try and make sure I covered everything. If you have any more questions, please don't hesitate to contact. Thank you again in advance for your interest and support!
Hello there, I am interested in financing your loan. But please answer these two questions first please: 1. Do you hold the title to your home on *your own name* 2. How much equity do you have on your house? (please provide the home valuation and total balance of the mortgage/heloc loans) Thank you.	Good Evening, Thank you for your kind interest in helping me finance my loan, I really appreciate it! I know for a fact that the house has always been in my mother's name but as for the equity I'm not completely positive on the total amount of equity available. I know there are no equity lines of credit out against the house, and I know the total value of the house was appraised at $325,000 2 years ago when my parents refinanced the house over a 15yr term and a little over $100,000 is still owed on the house. Sorry if my explanation wasn't as helpful as you had hoped but the house like I said has always been in my Mom's name and my parents together helped pay the mortgage so I'm new to all this and at trying to fill my Dad's shoes.

Member Payment Dependent Notes Series 532488

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
532488	$15,000	$15,000	15.21%	1.00%	June 28, 2010	June 30, 2013	June 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 532488. Member loan 532488 was requested on June 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,500 / month
Current employer:	US Air Force	Debt-to-income ratio:	18.73%
Length of employment:	10+ years	Location:	Pomona, CA

Home town:
Current & past employers:	US Air Force
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/25/10 > Thank you all for rallying the past day to fund my loan!

A credit bureau reported the following information about this borrower member on June 16, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	41
Revolving Credit Balance:	$12,361.00	Public Records On File:	0
Revolving Line Utilization:	63.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer USAF. If active duty military, What is your Rank a-n-d Pay Grade? If enlisted, when is your Expiration Current Contract Date? (ETOS) If civilian employee, what is your equivilent GS Pay Grade? Lender 505570 USMC-RETIRED 06.17.2010 at 07:15 AM ET	I am active Duty. I am an E-6 and have 3 years left on this contract. My ETOS is 6/2/13 I plan on doing my 20 years.
Lenders view the loan application featuring the Borrower's Profile [Employer and Employment Length, Monthly Gross Income, Home Ownership, Location, Debt-to-Income Ratio]; The highly condensed Transunion Credit Report [Line totals, i. e, the Revolving Credit Balance total debt but not each balance that could be owed to the possible credit grantees such as Amex, Home Depot, MC, Visa, etc]; And finally, if provided, an optional narrative description. Airman, I am interested to help fund your $15,000 Debt Consol category loan. My questions are: Number [1] Transunion Credit Report shows a $12,361 Revolving Credit Balance total debts (63.10 pct credit usage). What $ payments per month are now being paid on all RCB debts? (Total $ that are actually PAID per month; not the Credit Card minimum $ payments that are DUE per month.) Number [2] $15,000 loan; $12,361 Revolving Credit Balance; $2,639 is the extra cash that you will be receiving (less your loan's required origination fee) that is either consolidating or is refinancing what debts that are not curently included in Transunion Credit Report Revolving Credit Balance total debts? Number [3] If loan 100 pct funds, then Lending Club issued standard promissory note has NO prepayment penalty. You selected a 36-months maximum term repayment that offers a lowest monthly payment. Do you intend to payoff this loan early? < 1-yr? 1 to 2-yrs? Or to use the 2 to 3-yrs maximum time allowed? [The Length of Time question asks for the answer based on current intentions. Every borrower has an initial idea of how long they will continue to pay on their loan before the final payment occurs. An approximate in years answer appreciated. Your answer will help many lenders who read Q-A's, and myself, together to participate in helping to fund your loan.] Advance thanks for THREE answers that will help other lenders, and myself, to make informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Beach, VA Thursday 06.17.2010 at 08:11 AM ET	The total amount of my current debts exceed the $531 payment proposed by Lending club. The general Idea is I am going on vacation with the wife and kids and wanted to free up some cash flow as well as have a little extra to spend. I'm taking approximately 30 days of leave so it will relieve costs by doing so. I intended to pay this off on schedule if not early if I get promoted or what not. SO to answer your question 3 years is my intent.
What is your position with the Air Force? Please list each debt you plan to pay off, including the name of the creditor, the amount owed, and your current actual monthly payment on each debt. Thank you.	I am NCOIC of a weather squad. I am not trying to be vague in my response to you but I have been a victim of credit fraud about 5 years ago and if I list publicly my debts and what I owe, it will make it easy for someone to electronically identify themself as me. I will tell you that my current payments exceed the $531 that lending club has structured. This would free up cash flow while on vacation with the wife and kids and will give me some spending money.
I'll try again. By the way, I have not asked for your name, your age, your social security number or any of your credit card numbers. There is no way I could steal your identity. All I'm trying to do is get a better idea of the likelihood of getting my money back with interest. Your profile shows that you have a revolving debt balance of $12,361. Do you plan to pay all of that off with this loan? if not, how much will be paid off?	Sorry, I wasn't trying to be difficult. I just feel like the less information I have out there the better. I don't know if you have ever tried to verify your information to a bank when they pull items from your credit. They ask questions such as have you ever had an account with the following (then they list names). I've been a victim of fraud before and it's no fun recovering. To answer your question. I do plan on paying off the full amount to lowering my overall output in payments. Currently that exceeds the $521 proposed with Lending Club. WIth the remaining balance I plan on using it to offset spending on my vacation. The reason I selected 3 years is so that I can quickly pay this off cause in my opinion 15% is a little steep, but overall it fits the budget. I may pay this off a year earlier depending on promotions and if I need to just save the extra money for a rainy day. I hope I answered your questions.
Member_688280, We do not know who you are. We know you only as Member_688280. I am a Borrower here as well as an Investor so I understand that the questions can sometimes feel intrusive, although they are not intended to be. As Investors we each have our individual criteria for determining which notes to invest in, and some of us (possibly many of us) need to see the numbers in order to have something to base our decisions on. The safe way to present that information and protect your identity is to format it as CC#1, CC#2, CL#1, CL#2, PL#1, PL#2, etc, and use rounded off numbers. Of course never include account numbers or other personal information. Generally speaking, the more information you provide (without including anything that would compromise your identity), the faster loans are 100% funded. I hope that clarifies things a bit! ~CriticalMiss	I completely understand, and think this is a great site. People helping people (while gaining a profit). I don't like to be vague but my credit profile speaks for itself as well as the fact that I'm in the military. If you haven't been in you would know that being irresponsible with your bills can lead to prosecution under the UCMJ. That said I don't plan on screwing my career over a consolidation loan. All it takes is a call to my first sergeant or my credit report looking bad. I cherish my career and 9 years away from retirement. This is one loan that will be repaid.
I retired from the Air Force twenty years ago as an E8 SMSGT. Part of my additional duties was to fill in as the acting 1st Sergeant. Everything Member_688280 said about defaulting on this loan is true. The last thing he would want to do is "screw" his retirement. Financial irresponsibility can lead to discharge from the service. I am funding your loan. Thank You for your service to OUR country.	I appreciate your comment. Thanks You for your contribution.
TSgt, I read Q-A exchanges between long-time lender "Critical Miss", lender "RagtopMini" (retired judge/law school professor), other lenders and yourself. In seperate email I am sending to you E-X-A-C-T-L-Y what Lending Club provides to all lenders concerning a borrower to help them to decide to participate in funding a completely U-N-I-D-E-N-T-I-F-I-E-D borrower unsecured (no collateral required) loan. If there is A-N-Y-T-H-I-N-G whatsoever in that forthcoming email that could ever remotely identify you to anyone on this site then by all means do let me know. I can understand your desire to retain privacy, however your stubborness is making it EXTREMELY difficult for any lenders to commit their $ to help to fund your $15,000 36-months loan. If you think answering a couple of questions such as Credit Card #1 balance $XXXX, Credit Card Number 2 balance $XXXX, Personal Loan #1 balance $XXXX etc is intrusive then instead I suggest that you apply for a $15,000 loan at your local credit union or bank and find out how many front and back complete pages of a multi-page loan application they want you to fill out and the number of required copies of your bank statements, brokerage account $ balances etc. also required to be provided with their loan application. After you receive my next email then reply to T-H-I-S email. One thing you are correct about is mlitary members MUST pay their bills on time because if their CO/XO/1Sgt receives too many complaints from creditors about non-payment of their legitimate bills then they can probably kiss their career- and their potential lifetime retirement benefits - goodbye. In my 26-years in the United States Marine Corps numerous times I wirnessed first-hand when otherwise "career" Marines were denied extension of their enlistment or denied their reenlistment because of alcohol or financial problems and were forced out short of minimum 20-years service required to qualify for lifetime retirement benefits. Also in todays sour economy, a 15.21 pct APR u-n-s-e-c-u-r-e-d personal loan is CHEAP. I fyou don't believe me then comparison shop at local CU or bank. Lender 505570 USMC-RETIRED (Master Sergeant, E-8, Finance Office) 06.18.2010 at 1:03 AM ET	CC#1 Balance $3600 CC#2 Balance $3500 Car Loan #1 Balance $ 6000 Payment $548 (The big one) Hope that clears things up. Sorry to be so frustrating, just airing on the side of caution.
TSgt, Loan application shows that Income Verification completed (check-marked). But Credit Review Status still shows loan "In Review". Process ONE-HALF way completed. Credit Review Status needs to be completed and upgraded to "APPROVED" for your promissory note to be issued later and after loan funds net $ proceeds will be deposited in bank account. You need to FOLLOW-UP with Credit Reviewers because often reviewer "A" finishes one part and thinks reviewer "B" finishing second part but facts are NO one finishes second part and loan funding consequently remains very s-l-o-w. Loan is now 36 pct funded and 8 listing days remain. After Credit Status is "Approved" funding pace will increase. Over and out. Lender 505570 USMC-RETIRED 06.22.2010 7:36 PM ET "APPROVED" your loan will attract more lenders and their funding $ will increase. NO reply required. Lender 505570 USMC-RETIRED Tuesday 06.22.2010 at 10.11 AM ET	It's interesting because I submitted everything they asked, I didn't recieve any notification and now it's not approved. I pinged them again, but I guess we'll wait and see.
TSgt, Income verified; Credit Review completed; Loan "Approved" for issue;now 48 pct funded. Loan easily should 100 pct fund. I'm providing $250 funding today. Over and out. Lender 505570 USMC-RETIRED 06.24.2010 at 7:52 AM ET.	I appreciate your help through the process and really appreciate your contribution. I have great respect for all service members past present and future. Marines kept me safe in Iraq and now are helping me out off the battlefield. Hope all lenders embody the same principles as you.
Member 688280 - I am contributing money to your loan. However, I have one suggestion, only because "I've been there, done that", and that is the only way to get rid of debt and improve "cash flow" as you want w/ this loan is to stop spending more than you make. You may want to reconsider and not spend the extra loan money on vacation. This behavior, to lenders such as myself, signals that you're not improving the spending behavior that necessitates this consolidation loan and therefore you may pose a default risk, uniformed service or not. Instead of taking the opportunity to get out of debt w/ one lower interest rate loan, you're deepening your debt by borrowing more than is absolutely necessary to consolidate and, what's more, you plan to spend it on something that has no secured monetary value. Not trying to preach...just trying to give a brother in arms some practical advice while at the same time alerting you to borrower behavior some lenders account for when deciding whether or not to contribute.	I completely understand and do have investments and other money put aside. With that said I do care about my family, and the fact that I am currently half way through a remote tour, I don't put a price on family time. This is all a matter of keeping payments low, saving potential high, and my credit worthiness in tact. My spending behavior shouldn't be in question. I do appreciate the concern and your sound advice.
Good information, I will fund..Thanks for your service!	Thank You for your contribution!

Member Payment Dependent Notes Series 532518

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
532518	$9,600	$9,600	11.49%	1.00%	June 28, 2010	June 30, 2015	June 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 532518. Member loan 532518 was requested on June 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,833 / month
Current employer:	Intermountain Health Care	Debt-to-income ratio:	18.00%
Length of employment:	3 years	Location:	Murray, UT

Home town:
Current & past employers:	Intermountain Health Care
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/17/10 > I plan to use this loan to consolidate credit card debt so that I can ditch higher interest rates and ultimately pay it all off. I unfortunately accumulated more credit card debt then I would have liked during graduate school and the months following before I secured full time employment. I am now working full time in health care and have found several opportunities for progression. I feel that I am a good borrower as I budget my money, always pay my bills on time, and have never defaulted on these obligations. I hope to pay this loan off early in my path to financial freedom. My car will be paid off in two months and I plan to apply this money to the loan principal along with budgeted money for previous credit card payments.

A credit bureau reported the following information about this borrower member on June 16, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,079.00	Public Records On File:	0
Revolving Line Utilization:	49.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Loan descriptions are helpful in generating lender interest in your loan. Without a loan description, it's less likely your loan will be funded in a timely manner (if at all). Can you give a detailed description of what the proceeds from this loan will be used for? Since this is a "Credit Card Refinancing" loan, could you please list the credit card debts you plan to consolidate with the proceeds of this loan including their amounts, interest rates, and the financial institutions at which they are held?	Credit card loan consolidation for 4,600 to Juniper VISA, 3,300 Bank of America, and 1,500 to Captial One.
Do you charge on your credit cards on a daily basis?	No. Unfortunately I charged up more credit card debt then I would have preferred during graduate school and during the several months I was in between full time jobs. I have been at my current job for three years, and this summer it will be two years that I have been full time. My car will be paid off in August and I was hoping to consolidate my credit card debt and plan to continue making my car payment, except on to credit card debt.
Congratulations on your approval from Lending Club. As investors interested in your loan, we are interested in getting an accurate snapshot beyond the provisions in the loan description section. Please feel free to answer the following questions as it pertains to your loan. Your detailed answers would greatly assist investors in funding your loan in a timely manner. 1. Could you please elaborate on the purpose of this loan? How will this loan be used? 2. Who is your employer and what is your position/responsibilities? Any contingency plans should you be laid off from your current position? 3. What are your other $ monthly costs (mortgage, car, utilities, insurance, phone, internet, food, gym, childcare costs as applicable)? 4. Would you please list the details of each loan: who you owe, current balance, interest rate, monthly amount paid? In addition, which ones will/will not be paid? 5. Explanations for any past delinquencies/public records (if any). 6. Can you list any investments and balances? 7. Are you the sole wage earner in your household or is there another? If there is another, what is your combined income? 8. Can you list your savings account balance(s) and/or any other kind of emergency funds? Will you have the LC (lending club) loan automatically withdrawn from your account? We respect your privacy and understand that while these questions may seem intrusive, your answers will help lenders know how this new loan will fit into your budget, and make them feel secure that their money is being invested wisely.	I am very new to this program so I am unsure the best information to share, or how to best answer these questions. Any feed back is welcome as I think this is a fantastic program and would like to succeed. As stated in previous question/answer, I am hoping to consolidate my credit card debt and pay it off. I have budgeted my car payment for the past five years and since it will be paid off in the coming months, I plan to continue that budget and apply it to credit card debt in addition to payments I was already making. I pay rent (shared with a roommate at this time), utilities, car (for 2 more payments...yipee!!), insurance, phone, gym, and student loans. I have not really started investing as I recently graduated with my Master's degree and have been paying things off and getting "settled". I do contribute to my 401K through my employer, but again very new.

Member Payment Dependent Notes Series 532535

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
532535	$2,500	$2,500	11.49%	1.00%	June 29, 2010	June 30, 2013	June 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 532535. Member loan 532535 was requested on June 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,567 / month
Current employer:	Spectrum Health	Debt-to-income ratio:	13.01%
Length of employment:	< 1 year	Location:	Norfolk, VA

Home town:
Current & past employers:	Spectrum Health
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/16/10 > Just bought a new house, expenses that accompany the move.

A credit bureau reported the following information about this borrower member on June 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,864.00	Public Records On File:	0
Revolving Line Utilization:	71.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
how much is your mortgage payment per month?	$1455.40
What is your current job at Spectrum Health? What was your previous job?	I'm a Registered Nurse. My last job was with the city of Virginia Beach
Have you provided Lending Club with your new address and related information?	Yes, my current address is my new address.
Hello there, I am interested in financing your loan. But please answer these two questions first please: 1. Do you hold the title to your home on *your own name* 2. How much equity do you have on your house? (please provide the home valuation and total balance of the mortgage/heloc loans) Thank you.	I just bought my house. It is only in my name. I financed it through the VA. (Wells Fargo carries the mortgage) I closed on the house Feb 26th. The property is assessed at 225,000, but the VA said its worth 200,000 and that's what I paid, an borrowed, hence I have no equity yet as I have only made 3 payments! My mortgage is 1455.40 PITI.

Member Payment Dependent Notes Series 532553

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
532553	$13,500	$13,500	7.14%	1.00%	June 28, 2010	July 1, 2013	July 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 532553. Member loan 532553 was requested on June 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	PreMediaGlobal	Debt-to-income ratio:	7.19%
Length of employment:	< 1 year	Location:	New York, NY

Home town:
Current & past employers:	PreMediaGlobal
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/17/10 > Payoff of Capital One Visa and Ebay Master Cards, and Capital One installment loan Borrower added on 06/17/10 > Payoff of credit cards and installment loan. Borrower added on 06/20/10 > I recently relocated to NYC for marriage after 30+ years of life and employment in Boston where I'd been employed for 20 years in a senior management role for a major publishing house. Since relocating I was hired at a similar level for another publisher. I'm applying for the Lending Club loan to consolidate some debt I incurred during the transition process. My credit history is excellent, having never defaulted on a payment and also am a partial owner of a home back in Massachusetts. Though I could easily obtain a loan through a conventional bank or as a second mortgage, I'd rather my interest go to people like myself than channel through a banking bureaucracy. I very much appreciate your consideration of my loan and can be fully depended upon to pay it back as scheduled and in full.

A credit bureau reported the following information about this borrower member on June 17, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1983	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,532.00	Public Records On File:	0
Revolving Line Utilization:	24.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 532601

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
532601	$6,000	$6,000	10.75%	1.00%	June 25, 2010	July 5, 2013	July 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 532601. Member loan 532601 was requested on June 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,333 / month
Current employer:	Jimmy Patton Contracting Group Inc.	Debt-to-income ratio:	9.72%
Length of employment:	2 years	Location:	HENSLEY, AR

Home town:
Current & past employers:	Jimmy Patton Contracting Group Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/24/10 > I have my home up for sale and plan to pay this loan off as soon as it sells or if not will probably have it paid back in half the time allowed. I don't have alot of debt and have no problem paying this loan back.

A credit bureau reported the following information about this borrower member on June 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1985	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	52	Months Since Last Delinquency:	31
Revolving Credit Balance:	$1,917.00	Public Records On File:	0
Revolving Line Utilization:	10.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But please answer these two questions first please: 1. Do you hold the title to your home on *your own name* 2. How much equity do you have on your house? (please provide the home valuation and total balance of the mortgage/heloc loans) Thank you.	Type your answer here. Yes I do have the home paid for and in my name, but feel my credit should be enough to appropriate me the loan I am requesting. I will be able to pay the loan back much faster than what is stated based on my income.
What is Jimmy Patton Contracting Group Inc. and what do you do there?	Type your answer here. We are a General Contractor that performs Demolition of both commercial and residential buildings.
What is the value of your home?	Type your answer here. Around 90,000.00
When you marry, will your spouse increase the income listed? What do you do at Jimmy Patton? You have been at Jimmy Patton for 2 years. What did you do before that and how long were you there? Thanks	Type your answer here.Yes my income will increase another 40,000.00 and yes I have been here for 2 years and I am the office manager. I also sell insurance and do tax returns at tax season. I am certified with the IRS.

Member Payment Dependent Notes Series 532725

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
532725	$6,000	$6,000	13.23%	1.00%	June 24, 2010	July 1, 2015	July 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 532725. Member loan 532725 was requested on June 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,583 / month
Current employer:	KLA-Tencor	Debt-to-income ratio:	18.56%
Length of employment:	5 years	Location:	san leandro, CA

Home town:
Current & past employers:	KLA-Tencor
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/18/10 > Only 1000 of these Toyota MR2 Supercharged (available in 1988 and 1989) were sold in US. Borrower added on 06/18/10 > How do I plan to use this fund? I use it to pay for the car which is worth actually more than $6000, considering the condition of the car. What make me a good borrower? I have credit score over 700. I make my payment on time. How is your monthly budget? I don't have to pay rent and mortgage since I am living with my family. By monthly expense is just basically gas, food, regular living expenses How affordable? I make $67000 annually. I have no financial problem paying for the monthly car loan payment. Borrower added on 06/19/10 > What do you do? I'm a product enginneer at a semiconductor company called KLA-Tencor which provide yield solution to many computer chip companies like Intel, IBM, Samsung etc. Borrower added on 06/19/10 > How stable is your job at your company? Very stable. Borrower added on 06/21/10 > How stable is your company? KLA-Tencor has 1.4 billion cash reserve. Its cash reserve is more than many bigger companies.

A credit bureau reported the following information about this borrower member on June 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,727.00	Public Records On File:	0
Revolving Line Utilization:	65.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But please answer these two questions first please: 1. Do you hold the title to your home on *your own name* 2. How much equity do you have on your house? (please provide the home valuation and total balance of the mortgage/heloc loans) Thank you.	I don't own the house. I live with my family.
What is KLA-Tencor, and what do you do there?	KLA-Tencor is a semi-conductor company which provide yield solution for chip manufacturing companies like Intel, Samsung, TSMC, IBM, AMD etc. Detail information can be found at our company website: http://www.kla-tencor.com/ I work as product engineer which provides training, design improvement, product testing to ensure the our co-workers in the field can provides high-quality support and service to our customers.
Could you please provide a breakdown of your large Revolving Credit Balance: $30,727.00 (type, APR, monthly payments). Also, what steps have you taken to pay this down and not accrue more debt? Thank you.	I applied for fixed ow interest rate loan to pay for my living expenses when I was in school for my bachelor and master degrees. The current remaining balance is $20,000 and 8 years left. I am making $260 payment on time monthly for this loan. I never missed a payment. The remaining revolving credit balance should probably be the expenses for my business travel. I work as a product engineer in the service support team at KLA-Tencor. I traveled quite a lot to many places like Europe, Asia, other cities in US in a year. Per company travel policy: employee paid for the travel expenses like lodging, car rental, food etc and our company will reimburse us back after the trip.

Member Payment Dependent Notes Series 532791

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
532791	$9,800	$9,800	7.14%	1.00%	June 28, 2010	July 5, 2013	July 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 532791. Member loan 532791 was requested on June 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	CAISO	Debt-to-income ratio:	13.81%
Length of employment:	10+ years	Location:	Brea, CA

Home town:
Current & past employers:	CAISO
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/21/10 > Loan is for timeshare with Grand Pacific Palisades Borrower added on 06/24/10 > This loan fully covered with my Charles Schwab, 4 accounts, I have income investments I don't want to change, I have a very stable job that pays well, I work as an electrical enginner in tne power field, also two rentals, both almost free and clear.

A credit bureau reported the following information about this borrower member on June 17, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1989	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$934.00	Public Records On File:	0
Revolving Line Utilization:	1.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 532952

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
532952	$6,000	$6,000	11.86%	1.00%	June 25, 2010	July 1, 2013	July 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 532952. Member loan 532952 was requested on June 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Petsmart	Debt-to-income ratio:	0.70%
Length of employment:	2 years	Location:	baldwin, NY

Home town:
Current & past employers:	Petsmart
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/17/10 > wedding bills

A credit bureau reported the following information about this borrower member on June 17, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2004	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	8	Months Since Last Delinquency:	2
Revolving Credit Balance:	$1,097.00	Public Records On File:	0
Revolving Line Utilization:	6.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Petsmart and where did you work prior to that?	Im a manager at petsmart. I was a manager at petco before that.
Congratulations on your approval from Lending Club. As investors interested in your loan, we are interested in getting an accurate snapshot beyond the provisions in the loan description section. Please feel free to answer the following questions as it pertains to your loan. Your detailed answers would greatly assist investors in funding your loan in a timely manner. 1. Could you please elaborate on the purpose of this loan? How will this loan be used? 2. Who is your employer and what is your position/responsibilities? Any contingency plans should you be laid off from your current position? 3. What are your other $ monthly costs (mortgage, car, utilities, insurance, phone, internet, food, gym, childcare costs as applicable)? 4. Would you please list the details of each loan: who you owe, current balance, interest rate, monthly amount paid? In addition, which ones will/will not be paid? 5. Explanations for any past delinquencies/public records (if any). 6. Can you list any investments and balances? 7. Are you the sole wage earner in your household or is there another? If there is another, what is your combined income? 8. Can you list your savings account balance(s) and/or any other kind of emergency funds? Will you have the LC (lending club) loan automatically withdrawn from your account? We respect your privacy and understand that while these questions may seem intrusive, your answers will help lenders know how this new loan will fit into your budget, and make them feel secure that their money is being invested wisely.	This loan will be used to pay off wedding bills and to start a new life with my wife. To get started in an apartment and furniture for the apartment. Petsmart is my employer. Im the stock/inventory manager. My responsibilities as manager is make sure that our deliveries get processed on time. To do that I have to make sure the associates are doing what their suppose to do. Also I have to make sure that our inventory is correct at all times. I will not be laid off from Petsmart I know this because Petsmart is a growing company. We are opening stores on long island and in Manhattan. Other bills I have to pay are car insurance $250,.cell phone $90 food $200 and Credit card $100 a Month. Im the sole provider in the household. I do have $6000 in my savings account which will be used on the wedding/apartment as well. I plan to pay the loan back with money I get back from the wedding. I will pay any fee for paying it early
What is the delinquency of two months ago?	Im not sure what your talking about. It says im was delinquent with what ? sorry if you tell me more
Re: the delinquency, your listing says 1 delinquency in last two years. Months since last delinquency = 2 For what was it and how was it handled?	I'm not sure maybe your talking about how I was late on my credit card 2 months ago I payed it off when I found the bill

Member Payment Dependent Notes Series 532956

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
532956	$7,000	$7,000	17.19%	1.00%	June 24, 2010	July 2, 2015	July 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 532956. Member loan 532956 was requested on June 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,750 / month
Current employer:	Protective Life Insurance Company	Debt-to-income ratio:	10.38%
Length of employment:	10+ years	Location:	Johnsburg, IL

Home town:
Current & past employers:	Protective Life Insurance Company
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/18/10 > Need to have extensive work done, root canals, crowns and a partial and a bridge, insurance only covers up to 1500.00 for the year, have had a serious abcess on a tooth already, have been putting if off due to helping my father out financially and raising my granddaughter.. I could afford the monthly payment on this loan with no problem Borrower added on 06/22/10 > Need to correct some information that a lender asked my monthly gross income is 4862.00 a month, I posted 2431.00 that is my two week gross income, I get paid on the 15th and the 30th of the month, direct deposit.. Just an fyi...thanks

A credit bureau reported the following information about this borrower member on June 17, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1977	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,223.00	Public Records On File:	0
Revolving Line Utilization:	91.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Borrower, NO questions are asked; NO answers are required. Email is only F-Y-I. After The Lending Club Home Office less than $1 trial deposit verifies borrower bank account, your loan NEXT step is required borrower Employment-Income Verification "Credit Review". Employment verification independent of income verification and vice verse. A Home Office Credit Reviewer will contact you by email or by telephone. Reviewer will tell you that for the loan category and $ amount what income documents you must submit- 2 Earnings Statements or Direct Deposit receipts, or a 2009 IRS 1040, or, if you are self-employed or are a small business owner, IRS Form T4506 Request for Copy Income Tax Return. Reviewer provides receiving Fax Machine telephone number and will indicate a preferred format (doc, pdf) if transmitting documents via email attachment. After Credit Review completed, loan application that lenders view reflects a borrower Credit Status "Approved" for funded loan's $ deposit. The "Approved" Credit Status benefits borrower because: (1) Your loan will then attract lenders waiting until review process completed before committing their $. (2) After completed, funding pace will quicken. (3) After loan funded, then net $ can be deposited quickly into a already verified bank account. Credit Review the "KEY" for every borrower's loan successful funding. Consider the Credit Review to be PROACTIVE. It can be completed quickly if borrower initiated. A CREDIT REVIEW SHOULD BE COMPLETED DURING THE LOANS EARLY FUNDING. WAITING UNTIL LISTING AT VERY END CREATES CHAIN-REACTION DELAY IN APPROVAL, FUNDING AND DEPOSITING $. The Credit Reviewer goal is to complete the required borrower Credit Review within 4-days after a loan listed. If Credit Reviewer does N-O-T contact you within 3-days after your loan's list date, then AFTER verifying the less than $1 trial deposit posted to your bank account, YOU should ASAP initiate contact with Credit Review. Refer to "CONTACT US" link located at the bottom L C Home Page. Located therein are both the Member Support Department's email address and Toll Free telephone number (support@lendingclub.com | 866-754-4094). Home Office is closed on Sat, Sun, national, and certain, California Holidays. Earlier borrower Credit Review completed, loan is "APPROVED" for later issue, means sooner loan attracts interested lender who actually commit $ to help to fund loans. Loans that require an excessive time for a Credit Review to be completed because of "I'll do it when more convenient" borrower procrastination, then their $ funding always lags far-behind loans listed same day but Credit Review is quickly completed and loan is "Approved" for later issue. A participating lenders role is to exclusively fund their selected loans; we do nothing else. Home Office Credit Reviewer are only persons who conduct the borrowers employment and income verification. They are the only persons to whom the borrower sends ALL required income documents. I'll revisit later and then I'll ask questions about requested loan. Information benefits a 1ST time borrower. Lender 505570 U S Marine Corps-RETIRED, Virginia Beach, VA sent Sunday 06.20.2010 at 4:05 AM ET.	Type your answer here. not sure why the direct question to me is?
Email was directed to you BECAUSE you the borrower are the one who needs to contact Home Office Credit Review and get the "ball rolling" by sending in the required income documents that I mentioned so loan will be APPROVED for issue and $ quickly deposited in your bank account AFTER loan funds. If you are serious about getting a loan to cover dental work $ expenses then get loan "Approved" early on during funding cycle and loan will QUICKLY fund. Sit and wait, wait, wait for a week or more before doing anything and your loan will very S-L-O-W-L-Y fund. Choice is yours. Lender 505570 USMC-RETIRED 06.21.2010 10:08 AM ET	Type your answer here. What would I need to send in, was not specified in the question? Thanks
As I said in original email's introduction..."`Borrower, NO questions are asked; NO answers are required. Email is only F-Y-I."... meaning there was NO questions being asked, email was just for your information and for you to follow-up on. As I mentioned later ..."income documents you must submit- 2 Earnings Statements or Direct Deposit receipts, or a 2009 IRS 1040"... and then I mentioned..."AFTER verifying the less than $1 trial deposit posted to your bank account, YOU should ASAP initiate contact with Credit Review. Refer to "CONTACT US" link located at the bottom L C Home Page. Located therein are both the Member Support Department's email address and Toll Free telephone number (support@lendingclub.com | 866-754-4094). I cannot explain what you should do and what you should provide to Credit Review to get you loan "Approeved" for issue after it funds any better than as I have already done. Over and out. Lender 505570 USMC-RETIRED 06.21.2010 at 11:03 AM ET	Type your answer here. ok thanks
Lenders view the loan application featuring the Borrower's Profile [Employer and Employment Length, Monthly Gross Income, Home Ownership, Location, Debt-to-Income Ratio]; The highly condensed Transunion Credit Report [Line totals, i. e, the Revolving Credit Balance total debt but not each balance that could be owed to the possible credit grantees such as Amex, Home Depot, Lowe's, MC, Visa, etc]; And finally, if provided, an optional narrative description. I am interested to help fund your $7,000 Med Expenses category loan. My questions are: Number [1] Position (Job/What you do) currently for employer PROTECTIVE LIC? Number [2] Transunion Credit Report shows the $13,223 Revolving Credit Balance total debt (91.20 pct credit usage). What $ payments per month that are now being paid on all the RCB debts? (Total $ that is actually PAID per month; and not the Credit Card minimum $ payments that are DUE per month.) Number [3] If loan 100 pct funds, then Lending Club issued standard promissory note has NO prepayment penalty. You selected 60-months maximum term repayment that offers the most flexability and a lowest monthly payment. Do you intend to payoff this loan early? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-years? Or use the 5-yrs maximum time allowed? [The Length of Time question asks for the answer based on current intentions. Every borrower has an initial idea of how long they will continue to pay on their loan before the final payment occurs. Provide an approximate in years answer. Your answer will help many lenders who read Q-A's, and myself, together to fund your loan.] FYI: Employment and Income now verified. Loan is :Approved" for issue afer is funded. Advance thanks for THREE answers that will help other lenders, and myself, to make informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Beach, VA Monday 06.21.2010 at 5:23 PM ET.	Type your answer here. I have been with my company for 12 years, I am an life insurance underwriter, I pay around 800.00 a month on the credit card balances, I would like the 60 month payment as I could easily afford that, but if possible would like to pay it off earlier, I have been assisting my father, and financially supporting for the last 4 years, my 4 yr old granddaughter, unfortunately have overused my credit cards, but I do pay them on time. monthly gross income 2431.00 before deductions, etc live with my elderly father, helping him out, I help him with mortgage, etc,
I hope your dental work goes ok	Type your answer here. Thanks, it is scary.. Nothing worse than dental work

Member Payment Dependent Notes Series 532959

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
532959	$5,275	$5,275	14.72%	1.00%	June 28, 2010	July 1, 2013	July 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 532959. Member loan 532959 was requested on June 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,300 / month
Current employer:	Sea Island	Debt-to-income ratio:	1.82%
Length of employment:	4 years	Location:	Brunswick, GA

Home town:
Current & past employers:	Sea Island
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/20/10 > It's for my lawyer and I am in college so it is to help with my college materials and i need a labtop. Borrower added on 06/20/10 > this loan is also for medical expenses Borrower added on 06/21/10 > This is a very important loan Borrower added on 06/21/10 > My description of my loan is that I got in a car wreck and i hurt my ankle that's for my medical expenses. I also need a lawyer to handle the accident and i have to pay in in order for him to take the case. I currently go to the College of Coastal Georgia and i need some extra cash to pay for my books. I am a nursing student and the books alone for the first year of classes is $800. I need a good labtop for my classes. I am almost finish with my classes i just need this loan to help me out. I am a dependble person who pay's all her debts. So this loan will help me in a wonderful way.

A credit bureau reported the following information about this borrower member on June 16, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	58
Revolving Credit Balance:	$1,159.00	Public Records On File:	0
Revolving Line Utilization:	72.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Your "Major Purchase" or "Other" category loan is 1 of 394 borrower loans that Lending Club listed today for lender consideration. Lenders are attracted to loans that borrowers provided basic DETAILS about their loan; buy a boat and motor, or durable household appliances such as refrigerator-freezer, washer-dryer, HVAC system, a engagement ring, and the PURPOSES how, after the loan funds and origination fee is deducted, the net proceeds are intended to be spent to benefit the borrower? What remaining debts are being Consolidated? Refinanced? Combined? et al. Your listing currently provided limited or no helpful information that attracts lenders interest and for them to possibly commit their $ to help fund your loan. Loan remains the 1st class mystery to all lenders. You should provide the basic Details and Purposes about how a loan intended to benefit you. Minus basic information, loan doesn't compete favorably for lenders available funding $. At end of borrower registration process exists the opportunity to add DESCRIPTION details, purposes, miscellaneous, etc, that will aid prospective lenders. Hope this honest appraisal helps your loan to attract needed lenders $. Lender 505570 U S Marine Corps-RETIRED Thursday 8.10 at 6:17 AM ET	I am using the loan for my lawyer, because i got in a accident. I am using the loan for my nursing classes and nursing books. The first year of nursing books is $800 and that is just the books. I need a laptop for my classes and have to use the money for my medical expenses.
What do you plan to use the loan for? Loan description?	I plan to buy me a lab top which i really need i currently go to college of coastal georgia and i am a nursing student. I have to pay my lawyer and I have to pay for some medical expenses regarding my ankle that was hurt and is still hurting. I also need will used this loan to pay for some of my classes that i need to take nursing classes and books are very expensive
What is Sea Island, and what do you do there?	Sea island is a company that I work for. I am a laundry attendent and I also work banquets there.

Member Payment Dependent Notes Series 533008

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
533008	$6,000	$6,000	10.75%	1.00%	June 24, 2010	July 1, 2013	July 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 533008. Member loan 533008 was requested on June 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,583 / month
Current employer:	Harvard University	Debt-to-income ratio:	6.62%
Length of employment:	5 years	Location:	Medford, MA

Home town:
Current & past employers:	Harvard University
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/17/10 > We are requesting a small loan to refurbish a room for our second child.

A credit bureau reported the following information about this borrower member on June 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1989	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	33
Revolving Credit Balance:	$6,366.00	Public Records On File:	0
Revolving Line Utilization:	25.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But please answer these two questions first please: 1. Do you hold the title to your home on *your own name* 2. How much equity do you have on your house? (please provide the home valuation and total balance of the mortgage/heloc loans) Thank you.	I do hold the title to my home in my name. I have greater than $100,000 in equity on the home, representing about 25% of its fair market value.
What is your position at Harvard?	I'm a professor.
Can you please specify what home improvement projects this loan would be paying for?	We will be adding attic ventilation to try and keep our house cool without extensive air conditioning. Also, we will re-do some of the wiring in our rooms. Finally, we will be using these funds to make the room more appropriate for children, e.g. getting rid of hazardous sliding doors, etc.

Member Payment Dependent Notes Series 533050

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
533050	$4,800	$4,800	7.88%	1.00%	June 24, 2010	July 1, 2013	July 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 533050. Member loan 533050 was requested on June 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	e-MDs	Debt-to-income ratio:	5.23%
Length of employment:	< 1 year	Location:	Austin, TX

Home town:
Current & past employers:	e-MDs
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on June 17, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1989	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,615.00	Public Records On File:	0
Revolving Line Utilization:	53.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since this is a debt refinancing loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	1800 - Credit Card- 18.99% 1700 - Credit Card- 17.99% 400 - Credit Card- 18.99% 8100 - Credit - 14.99% I already have the cash (3900) for all of the 18% cards.They will be paid in the next cycle. The money from this loan will be used for the 8100 on the14.99% card.

Member Payment Dependent Notes Series 533062

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
533062	$3,800	$3,800	14.35%	1.00%	June 25, 2010	July 5, 2013	July 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 533062. Member loan 533062 was requested on June 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,600 / month
Current employer:	Iod Incorporated	Debt-to-income ratio:	22.50%
Length of employment:	< 1 year	Location:	Redmond, WA

Home town:
Current & past employers:	Iod Incorporated
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on June 18, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,961.00	Public Records On File:	0
Revolving Line Utilization:	90.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 533220

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
533220	$2,100	$2,100	13.61%	1.00%	June 25, 2010	July 2, 2015	July 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 533220. Member loan 533220 was requested on June 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,167 / month
Current employer:	united states postal service	Debt-to-income ratio:	4.05%
Length of employment:	10+ years	Location:	brockton, MA

Home town:
Current & past employers:	united states postal service
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on June 18, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1993	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,136.00	Public Records On File:	0
Revolving Line Utilization:	83.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But please answer these two questions first please: 1. Do you hold the title to your home on *your own name* 2. How much equity do you have on your house? (please provide the home valuation and total balance of the mortgage/heloc loans) Thank you.	no i live with my mom

Member Payment Dependent Notes Series 533232

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
533232	$8,000	$8,000	7.14%	1.00%	June 29, 2010	July 2, 2013	July 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 533232. Member loan 533232 was requested on June 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,521 / month
Current employer:	US Office of Personnel Mgt	Debt-to-income ratio:	5.01%
Length of employment:	10+ years	Location:	ARLINGTON, VA

Home town:
Current & past employers:	US Office of Personnel Mgt
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/24/10 > It's taken me a long time, but $8000 more and I will be debt free! I one day hope to participate in lending club as an investor rather than a borrower.

A credit bureau reported the following information about this borrower member on June 18, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1992	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	36	Months Since Last Delinquency:	15
Revolving Credit Balance:	$2,518.00	Public Records On File:	0
Revolving Line Utilization:	9.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please provide details of the loans you are consolidating. Thanks	I have a few small loans with my credit union, which has good interest rates but not as good as what I can get here due to my pretty good credit score. I have been debt free for quite some time, but due to a divorce I now owe about $8000. This loan will get all my debt into one place and save me a few bucks in interest. Other than the $8000, I have no debt at all of any kind.

Member Payment Dependent Notes Series 533333

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
533333	$17,000	$17,000	11.12%	1.00%	June 29, 2010	July 2, 2013	July 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 533333. Member loan 533333 was requested on June 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,320 / month
Current employer:	NBPTS	Debt-to-income ratio:	9.44%
Length of employment:	5 years	Location:	Manassas, VA

Home town:
Current & past employers:	NBPTS
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/18/10 > I am a single professional who has been at my position for the past five years. I currently co-own a home with a family member, but now that my finances are stable, I would like to position myself to purchase a home on my own in the next two years. A large part of this strategy is taking control of the debt that I incurred while getting my graduate degree. Due to the high interest rates, I have been fighting a losing battle with my lenders. I faithfully make my monthly payments but only a small portion of this goes to the principle. With a lump sum loan I would be able to knock out my debt, as well as set aside the money that I need to build my ???house??? account. I have taken other steps to change my financial picture by setting up a budget, cutting back on discretionary spending, eliminating my credit card usage and building up my savings. I would greatly appreciate your investment in my future. I take my commitments seriously and promise to honor both the terms and the spirit of this loan.

A credit bureau reported the following information about this borrower member on June 14, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,939.00	Public Records On File:	0
Revolving Line Utilization:	45.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Congratulations on your approval from Lending Club. As investors interested in your loan, we are interested in getting an accurate snapshot beyond the provisions in the loan description section. Please feel free to answer the following questions as it pertains to your loan. Your detailed answers would greatly assist investors in funding your loan in a timely manner. 1. Could you please elaborate on the purpose of this loan? How will this loan be used? 2. Who is your employer and what is your position/responsibilities? Any contingency plans should you be laid off from your current position? 3. What are your other $ monthly costs (mortgage, car, utilities, insurance, phone, internet, food, gym, childcare costs as applicable)? 4. Would you please list the details of each loan: who you owe, current balance, interest rate, monthly amount paid? In addition, which ones will/will not be paid? 5. Explanations for any past delinquencies/public records (if any). 6. Can you list any investments and balances? 7. Are you the sole wage earner in your household or is there another? If there is another, what is your combined income? 8. Can you list your savings account balance(s) and/or any other kind of emergency funds? Will you have the LC (lending club) loan automatically withdrawn from your account? We respect your privacy and understand that while these questions may seem intrusive, your answers will help lenders know how this new loan will fit into your budget, and make them feel secure that their money is being invested wisely.	As per the guidelines established by the Lending Club for borrowers, I do not want to publish personal information that would make me identifiable offline. Nonetheless, below is some additional information that I hope will help you as you consider investing in my loan. I work with a mid-size non-profit organization as a program manager. I basically manage consultants from around the country, large budgets and digital resources to execute both long term and one-off projects. My organization is pretty stable due to good leadership and wise decisions by our financial people. There were some staff cuts at the height of the recession, but at this time we are positioning ourselves to grow, even hiring more staff. I can say with a great degree of certainty that at this time I am confident that my position is secure. As stated in my loan description, I will use the loan to pay off various debt incurred while attaining my graduate degree. My current financial situation is such that my main expenses at this time, apart from paying off debt, are basically my half of the mortgage and utilities. I have good medical insurance so I do not have any outstanding medical bills or other large debt. I have a 403 (b) that could cover this loan but I hesitate to touch it since it is primarily for my retirement and the penalties for early withdrawal are pretty high. I am however able to tap it in the event of emergencies. I also have a modest amount in savings that I am hoping to grow even as I pay off my current debt. The monthly rate of this loan is comfortable enough that I can pay off the entire amount in even less than 3 years if I choose to. On the flip side it also allows me enough margin in my budget to pay the exact loan amount per month and put extra towards more saving. I do have the loan set up to be withdrawn by automatic payment each month. I hope this additional information gives you a clearer picture of my financial situation.
Hello there, I am interested in financing your loan. But please answer these two questions first please: 1. Do you hold the title to your home on *your own name* 2. How much equity do you have on your house? (please provide the home valuation and total balance of the mortgage/heloc loans) Thank you.	I co-own the house with my mother so the title is in both our names. We purchased our home right at the tail end of the housing bubble and therefore it is now worth less than it was at that time. Based on the sales of nearby comparable, we have lost about $70,000 in equity. This is why I am seeking a P2P loan for my debt consolidation rather than tapping the equity in my home.
What is the $ amount of your other monthly costs (mortgage, car, utilities, insurance, phone, internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to this Q	As previously stated, I divide the current household costs with my mother who co-owns the house with me. We are each responsible for different costs therefore some expenses are not part of my budget. My monthly expenses are: Mortgage and HOA - $950 Car payment - $456 Cable/Phone/Internet - $170 Car Insurance - $70 Cell Phone bill - $85 Food and Groceries - $160 Gas and Fuel - $100 Charitable contributions - $350 ______ Total Monthly costs - $2,341

Member Payment Dependent Notes Series 533341

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
533341	$10,500	$10,500	7.51%	1.00%	June 28, 2010	July 6, 2013	July 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 533341. Member loan 533341 was requested on June 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	General Motors	Debt-to-income ratio:	4.46%
Length of employment:	10+ years	Location:	HUBBARD, OH

Home town:
Current & past employers:	General Motors
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/22/10 > I'm building a 28 x 48 garage. it will have 3 garage doors, vinyl siding, 30 yr shingles.

A credit bureau reported the following information about this borrower member on June 22, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$640.00	Public Records On File:	0
Revolving Line Utilization:	6.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello. Besides your mortgage, do you have any other major debts? Your answer is appreciated. Wishing you well.	one loan to credit union one for $9700.00
How much is your monthly loan payment to the credit union and when will the loan be paid off? What are your other monthly expenses?	54 months remaining on loan, monthly payment $300.00. Other monthly expenses only utilities.

Member Payment Dependent Notes Series 533371

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
533371	$2,500	$2,500	13.98%	1.00%	June 24, 2010	July 2, 2013	July 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 533371. Member loan 533371 was requested on June 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,500 / month
Current employer:	valspar	Debt-to-income ratio:	4.86%
Length of employment:	5 years	Location:	New Orleans, LA

Home town:
Current & past employers:	valspar
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on June 18, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2002	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,436.00	Public Records On File:	0
Revolving Line Utilization:	36.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is valspar and what do you do there?	Valspar is the 4th largest coatings company in the world. I am a Regional Manager for the state of Louisiana.
Hello there, I am interested in financing your loan. But please answer these two questions first please: 1. Do you hold the title to your home on *your own name* 2. How much equity do you have on your house? (please provide the home valuation and total balance of the mortgage/heloc loans) Thank you.	Yes for the first question and about 20 thousand in equity. My morgage is 1150 a month. Brian
Hello, I'll ask the obvious -- please specify exactly what home rennovations you will be doing with the loan.	My main drain line needs to be replaced.

Member Payment Dependent Notes Series 533380

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
533380	$5,000	$5,000	16.32%	1.00%	June 24, 2010	July 2, 2015	July 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 533380. Member loan 533380 was requested on June 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,750 / month
Current employer:	cvs pharmacy	Debt-to-income ratio:	14.94%
Length of employment:	10+ years	Location:	mansfield, MA

Home town:
Current & past employers:	cvs pharmacy
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/18/10 > lohanjksoking to purchase new windows for home-I feel this would be a good time to do since I have been outting it off for a while-also I can get a $1500.00 credit on my taxes next year

A credit bureau reported the following information about this borrower member on June 12, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	50	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,404.00	Public Records On File:	0
Revolving Line Utilization:	9.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	8

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at cvs pharmacy?	Type your answer here.I am a district merchandiser for the last 3-4 years after working as a store manager in high volumen store in massachussetts

Member Payment Dependent Notes Series 533418

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
533418	$10,000	$10,000	7.88%	1.00%	June 28, 2010	July 2, 2013	July 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 533418. Member loan 533418 was requested on June 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,560 / month
Current employer:	Charles Wright Academy	Debt-to-income ratio:	20.47%
Length of employment:	5 years	Location:	Steilacoom, WA

Home town:
Current & past employers:	Charles Wright Academy
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/18/10 > This loan will be used to combine another Lending Club Loan I have in the amount of $3,799 and a American General Loan in the amount of $5,282. It will lower my monthly payment and lower the interest rate that I am paying. Thank you for considering financing my loan.

A credit bureau reported the following information about this borrower member on June 16, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$59.00	Public Records On File:	0
Revolving Line Utilization:	1.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Just a little curious; why did you not consolidate during you first Lending Club loan request?	I did not have my American General loan at that time, and unfortunately, I did not know at the time I applied for my American General loan that I could apply again through Lending Club. Good question! Thank you for your consideration.

Member Payment Dependent Notes Series 533482

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
533482	$8,000	$8,000	17.19%	1.00%	June 28, 2010	July 2, 2015	July 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 533482. Member loan 533482 was requested on June 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,667 / month
Current employer:	Hershey's	Debt-to-income ratio:	15.95%
Length of employment:	2 years	Location:	Goodyear, AZ

Home town:
Current & past employers:	Hershey's
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/18/10 > Thank you for looking at my listing. I want to let you know that I am re-posting for a loan because my first post was only funded 66%. I hope that I can get a full 100% funding this time so I can successfully build a new kitchen in my home. I am getting promoted soon and will have to relocate. Before I do so I want to add more value to my home by remodeling and upgrading my kitchen. Last July I purchased a foreclosure and a new kitchen will add tremendous value to it adding an instant return when I have to sell it to move. I currently Owe about $188,000 left on the home and there is roughly $20-22,000 in equity in the home. I am choosing this as option #1. I do not want to pull equity out of my home unless it was a do or die situation. If you have any questions feel free to ask and I will get back ASAP. Cheers

A credit bureau reported the following information about this borrower member on June 18, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	81
Revolving Credit Balance:	$13,675.00	Public Records On File:	0
Revolving Line Utilization:	80.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But please answer these two questions first please: 1. Do you hold the title to your home on *your own name* 2. How much equity do you have on your house? (please provide the home valuation and total balance of the mortgage/heloc loans) Thank you.	1. Yes 2. $188,223 balance $ 210,000 value est. Thank you for your inquiry.

Member Payment Dependent Notes Series 533562

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
533562	$8,000	$8,000	13.98%	1.00%	June 28, 2010	July 3, 2013	July 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 533562. Member loan 533562 was requested on June 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,833 / month
Current employer:	grille	Debt-to-income ratio:	6.82%
Length of employment:	3 years	Location:	SAVANNAH, GA

Home town:
Current & past employers:	grille
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/22/10 > i stopped the beginning of this years using credit cards this consolidation will completey seperate me from the credit card companies as i plan not to use them anymore. i have no car payment no other bills just rent and utilites and a stable job (biking distance) which i enjoy very much.

A credit bureau reported the following information about this borrower member on June 18, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,189.00	Public Records On File:	0
Revolving Line Utilization:	95.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	5 debts all around 18% total debt equals 6800.00 and pays it all off in full
Can you list the debts you are consolidating: balances, interest rates, required monthly payments	3000.00 15% 22.00 a mo, 1200.00 11% 15.00 a mo, 400.00 12% 16.00 a mo, 300.00 11% 20.00 a mo, 900.00 14% 18.00 a mo, 880.00 22% 22.00 a mo

Member Payment Dependent Notes Series 533603

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
533603	$10,000	$10,000	13.61%	1.00%	June 24, 2010	July 3, 2013	July 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 533603. Member loan 533603 was requested on June 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,583 / month
Current employer:	Harvard University	Debt-to-income ratio:	15.93%
Length of employment:	10+ years	Location:	Melrose, MA

Home town:
Current & past employers:	Harvard University
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/22/10 > My position at Harvard is IT and Security Manager. I have been working there over ten years. I am going to get a raise on 7/1/10 so paying off this loan will be fine. Thanks, Jim Borrower added on 06/22/10 > My wife will be starting another job on Monday so it should not take long to pay off all of my loans. I'm looking to pay most of my debts off within 12 months.

A credit bureau reported the following information about this borrower member on June 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,116.00	Public Records On File:	0
Revolving Line Utilization:	88.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But please answer these two questions first please: 1. Do you hold the title to your home on *your own name* 2. How much equity do you have on your house? (please provide the home valuation and total balance of the mortgage/heloc loans) Thank you.	No, I do not hold the title of the home. I believe I get that when it is paid off. I have about $10,000 in equity or more since we renovated the whole house. Thanks, Jim
What is your position at Harvard?	I am a IT and Security Manager. I have been working at Harvard for over ten years now. Please let me know if you have any other questions. Thanks, Jim

Member Payment Dependent Notes Series 533664

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
533664	$6,000	$6,000	11.49%	1.00%	June 28, 2010	July 3, 2015	July 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 533664. Member loan 533664 was requested on June 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Southern Contracting Company	Debt-to-income ratio:	13.66%
Length of employment:	1 year	Location:	San Diego, CA

Home town:
Current & past employers:	Southern Contracting Company
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/19/10 > My grandmother just passed away unexpectedly, leaving her medical and funeral expenses. Ive never defaulted on a loan. Im a home owner and have excellent credit. Borrower added on 06/23/10 > If there is any additional information I can provide please do not hesitate to ask. Your help is greatly appreciated..

A credit bureau reported the following information about this borrower member on June 19, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,726.00	Public Records On File:	0
Revolving Line Utilization:	79.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Southern Contracting Company and what do you do there? Where did you work prior to that?	Southern Contracting Company specializes in industrial electrical installations. Currently I am working on building a hydro electric power plant in the escondido area. Prior to working there I worked for an electrical company that specialized in hospital installations called national electric works.
Hello there, I am interested in financing your loan. But please answer these two questions first please: 1. Do you hold the title to your home on *your own name* 2. How much equity do you have on your house? (please provide the home valuation and total balance of the mortgage/heloc loans) Thank you.	I do not hold the title to my home. I have approximately $15-$20,000 in equity. I purchased my home almost two years ago.

Member Payment Dependent Notes Series 533665

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
533665	$6,000	$6,000	11.49%	1.00%	June 29, 2010	July 3, 2013	July 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 533665. Member loan 533665 was requested on June 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,000 / month
Current employer:	n/a	Debt-to-income ratio:	9.06%
Length of employment:	7 years	Location:	Castle Rock, CO

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on June 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2003	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	27	Months Since Last Delinquency:	23
Revolving Credit Balance:	$4,217.00	Public Records On File:	0
Revolving Line Utilization:	16.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	Self-employed for 6-7 years. Last 3 years tax statements are as follow: 2007: 67,000$ 2008: 76,000$ 2009 96,000$.
What do you plan to use the loan for? Loan description?	I own a wood restoration business, and there has been an opportunity to hire on another crew. Funds will be used for tools, supplies, licensing & insurance.
Hello there, I am interested in financing your loan. But please answer these two questions first please: 1. Do you hold the title to your home on *your own name* 2. How much equity do you have on your house? (please provide the home valuation and total balance of the mortgage/heloc loans) Thank you.	I finaced my house for roughly $187,000, and I have not appraised it for equity in about a year. I believe my balance is roughly $175,000.

Member Payment Dependent Notes Series 533718

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
533718	$3,000	$3,000	13.23%	1.00%	June 24, 2010	July 3, 2015	July 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 533718. Member loan 533718 was requested on June 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,900 / month
Current employer:	Robertson Racing	Debt-to-income ratio:	13.03%
Length of employment:	3 years	Location:	Flowery Branch, GA

Home town:
Current & past employers:	Robertson Racing
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on June 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	30
Revolving Credit Balance:	$6,018.00	Public Records On File:	0
Revolving Line Utilization:	45.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Robertson Racing and what do you do there?	Robertson Racing is a team that races a Ford MK7 in the American Le Mans Series. I am the Lead mechanic for the team.

Member Payment Dependent Notes Series 533731

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
533731	$4,500	$4,500	16.32%	1.00%	June 29, 2010	July 6, 2015	July 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 533731. Member loan 533731 was requested on June 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,083 / month
Current employer:	IRSC	Debt-to-income ratio:	11.02%
Length of employment:	10+ years	Location:	fort pierce, FL

Home town:
Current & past employers:	IRSC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/22/10 > Truck, for Allison

A credit bureau reported the following information about this borrower member on June 19, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1987	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	51	Months Since Last Delinquency:	5
Revolving Credit Balance:	$23,261.00	Public Records On File:	0
Revolving Line Utilization:	79.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please explain the delinquency from 5 months ago. What is IRSC and what do you do for them? Please give details on your high $23k of revolving debt.	Type your answer here. I was not aware of a delinquency 5 months ago. If there is could be from my x wife who as a morgage that still has me as a cosigner. I know she is current as of this point. IRSC is Indian River State College. One of the 28 state college in florida.
Hello there, I am interested in financing your loan. But please answer these two questions first please: 1. Do you hold the title to your home on *your own name* 2. How much equity do you have on your house? (please provide the home valuation and total balance of the mortgage/heloc loans) Thank you.	Type your answer here. I own my own home and have ownership in my xwifes home and my wife owns another home. at this point equity is questionable in any homes. The balance on my current home is about 250,000
What is IRSC and what do you do there?	Type your answer here. IRSC is Indian River State College. I am the Vice President
Please provide the details of your 23K revolving credit balance. Thanks.	I have not had a problem with this in the past.
Who is Allison? Please provide a breakdown of your revolving debt of 23K; To whom(type), Balance, Interest rate and monthly payments. Thank you.	allison is my daughter, I'm buying a use car for her brithday. debt is not a problem, my x wife has been late on her house payments during the last year and my name is on the mort. I don't need this loan, but didn't want to spent all my summer funds, Will be paying this off during the next year.

Member Payment Dependent Notes Series 533748

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
533748	$8,000	$8,000	15.58%	1.00%	June 28, 2010	July 3, 2015	July 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 533748. Member loan 533748 was requested on June 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$16,667 / month
Current employer:	Highland	Debt-to-income ratio:	11.29%
Length of employment:	2 years	Location:	DALLAS, TX

Home town:
Current & past employers:	Highland
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/19/10 > The purpose of the loan is to consolidate debt.

A credit bureau reported the following information about this borrower member on June 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,204.00	Public Records On File:	0
Revolving Line Utilization:	78.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Highland and what do you do there?	Highland provides corporate financing. As a senior analyst I help determine which financing opportunities are attractive. My debt is from graduate school and I have been paying down the balance using an accelerated schedule. With the credit markets just now starting to open up again, I believe that now is a good time for me to consolidate.
What is Highland and what do you do there? How did you accrue this amount of debt making $200,000/yr?	Highland provides corporate financing. As a senior analyst I help determine which financing opportunities are attractive. My debt is from graduate school and I have been paying down the balance using an accelerated schedule. With the credit markets just now starting to open up again, I believe that now is a good time for me to consolidate.
What is your position at Highland?	Highland provides corporate financing. As a senior analyst I help determine which financing opportunities are attractive. My debt is from graduate school and I have been paying down the balance using an accelerated schedule. With the credit markets just now starting to open up again, I believe that now is a good time for me to consolidate.
Please list each debt you plan to pay off, including the name of the creditor, the amount owed, and your current actual monthly payment on each debt. Thank you.	American General / $2,155.00 / $150 Bank of America / $7,476.45 / $250 I need ~ $9,600 to fully consolidate. I have been approved for $8,000. I will pay off the remaining $1,600 personally.
Me again. What was your job before Highland and how long were you there? Also, why did you pick a 5 year term instead of 3 year? Based on your salary you should be able to make the payment for the shorter term loan, and you would get a lower rate. Regards; Art	I worked for my family's real estate development business for 5 years before going to graduate school. I don't have a strong preference between the 3yr and 5yr terms but given the choice I would slightly prefer to build assets more quickly vs. decrease liabilities more quickly even with the higher interest expense. Just a personal preference given the choice but I am comfortable with either term. If you prefer to lend using a 3 yr term that is perfectly fine with me and I would be happy to switch. No problem.

Member Payment Dependent Notes Series 533761

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
533761	$1,800	$1,800	14.84%	1.00%	June 24, 2010	July 3, 2013	July 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 533761. Member loan 533761 was requested on June 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,500 / month
Current employer:	Fresh Produce Sportswear	Debt-to-income ratio:	7.72%
Length of employment:	6 years	Location:	Dana Point, CA

Home town:
Current & past employers:	Fresh Produce Sportswear
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on June 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2006	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,571.00	Public Records On File:	0
Revolving Line Utilization:	94.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Credit Card $1500 School Loans $7000
What is Fresh Produce Sportswear and what do you do there?	It is a clothing store, and I am a sales person.
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	1. I don't owe any mortgage on my house. 2. I don't hold the deed/title to my house. I live with my mom 3. I don't have a HELOC. 4. The current value of my home is $600,000. 5. I have lived there for 13 years.
Hello there, I am interested in financing your loan. But please answer these two questions first please: 1. Do you hold the title to your home on *your own name* 2. How much equity do you have on your house? (please provide the home valuation and total balance of the mortgage/heloc loans) Thank you.	1. No I do not own the title to my home, my mom does. 2. I have no equity in the home since it's not mine.

Member Payment Dependent Notes Series 533822

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
533822	$3,000	$3,000	20.53%	1.00%	June 24, 2010	July 3, 2015	July 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 533822. Member loan 533822 was requested on June 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	Family and Nursing Care	Debt-to-income ratio:	4.45%
Length of employment:	8 years	Location:	Capitol Heights , MD

Home town:
Current & past employers:	Family and Nursing Care
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/19/10 > I would like to condolidate credit cards and private school tuition Borrower added on 06/19/10 > I would like to consolidate credit cards and private school tuition. Borrower added on 06/21/10 > I had an emergency and took out 2 payday loans totaling $2,000.00. The monthly renewal fees are eating up my income and I am having a hard time meeting my expenses. All I really need to borrow is $ 2,500.00 to pay off the 2 pay day loans. The renewal fees are aprox $ 664.00 per month and that doesn't lower the loan amount. The only reason I had trouble with the tuition was because of the pay day loan fees. I would not need 5 years to pay off the loan.

A credit bureau reported the following information about this borrower member on June 19, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1985	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	58
Revolving Credit Balance:	$2,392.00	Public Records On File:	0
Revolving Line Utilization:	99.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Family and Nursing Care and what do you do there?	Family and Nursing Care is a home care agency. I am a Care Coordinator.
Please explain what you mean by consolidate private school tuition. Debt from a private school or an ongoing expense? If an ongoing expense, things look tight already without paying 20% on tuition. Please explain your current monthly expenses and how the payment on this loan would fit in.	When I said private school tuition I meant books and registration for the upcoming year that I was not able to pay because of the fees on two payday loans I took out in an emergency. I amwaiting on my income tax return credit of $8975.00 as a firt time home buyer but it is taking longer than I expected. The two payday loans total $ 2,000.00 my income is being eaten up by the fees of aprox $ 650.00 per month. If I could pay off those loans I would have no problem making ends meet.
what is Family and Nursing Care and what do you do there? What are the balances and interest rate on your credit cards? How much is the private school tuition? are you going to need a loan every year for the tuition?	Family and Nursing care is a home health care agency. I am a care coordinator and I have been there almost 8 years. I send out Nursing Assistants to care for the elderly. I have aprox 3,500.00 in credit card debt with interest rates between 14 % to 29%. My main problem is that I had an emergency situation a few month ago and took out two pay day loans of aprox $ 2,000.00. I have not been able to pay them off and the renewal fees are aprox $ 650.00 per month. I am waiting for my federal tax return of $ 8975.00. I am getting the first time home buyers credit but it has not come yet. The school tuition is minimal and what I was referring to to was the book fees and registration fees I have not been able to pay because of the pay day loans.
Why are you borrowing $5k if you only need $2500 to pay off the pay day loans?	I modified my request last night and aked for $ 3,000.00 instead.

Member Payment Dependent Notes Series 533839

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
533839	$8,000	$8,000	10.38%	1.00%	June 28, 2010	July 3, 2015	July 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 533839. Member loan 533839 was requested on June 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,419 / month
Current employer:	Greenfield Union School District	Debt-to-income ratio:	19.21%
Length of employment:	10+ years	Location:	Bakersfield, CA

Home town:
Current & past employers:	Greenfield Union School District
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/19/10 > My husband and I had given up on having a family. We had come to terms with the idea. Then a friend called and wanted to meet with us. That was the day that changed everything. Her niece had gotten pregnant and due to her situation she needed to give the baby up for adoption. The family had gotten together, knowing our inability to have children, and chose us. I feel overwhelmed at the thought that miracles do happen. So, needless to say here we are preparing for a baby due to arrive in September. Thank you in advance for helping us make this dream come true.

A credit bureau reported the following information about this borrower member on June 19, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,365.00	Public Records On File:	0
Revolving Line Utilization:	22.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job at Greenfield Union School District?	I have been teching for almost 12 years.
Member 690014 (Adoption) Please explain your revolving credit balance of $11,365.	The balance is a result of home improvements.
Congrats, beautiful story. Please explain $11,365 revolving credit balance (rates, source of debt, payment plans etc.) Is your job at risk? Husband's employment and salary? Specific plans for this $8,000. Thanks and good luck with the loan.	The $11,000 is just an accumulation of home improvements. I have been teaching for 12 years so I am in a good position. My husband is also a teacher. We aren't sure if we will need the $8,000, but are trying to have it available just in case. It is an added security. Thank you.

Member Payment Dependent Notes Series 533859

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
533859	$7,200	$7,200	15.58%	1.00%	June 29, 2010	July 3, 2015	July 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 533859. Member loan 533859 was requested on June 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,800 / month
Current employer:	WPI	Debt-to-income ratio:	12.22%
Length of employment:	2 years	Location:	GIlbertville, MA

Home town:
Current & past employers:	WPI
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/20/10 > Currently doing research work for a technology company while finishing my thesis over the summer. My income is more than sufficient to cover my living expenses and loan payments. I have a stable job now and have received competitive offers from other companies which I'm considering.

A credit bureau reported the following information about this borrower member on June 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	66
Revolving Credit Balance:	$6,937.00	Public Records On File:	0
Revolving Line Utilization:	70.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is WPI and what do you do there?	WPI is a university in Worcester, Massachusetts. I'm working there full-time as a research assistant.
Are you in a graduate program now? What are your employment plans for the future?	Yes, currently I'm finishing my master's thesis in electrical engineering which will be completed in December. The research work I'm doing now is for a small company in North Andover. I've had a some offers from other companies that I'm considering for the end of 2010.

Member Payment Dependent Notes Series 533878

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
533878	$1,500	$1,500	7.51%	1.00%	June 24, 2010	July 5, 2013	July 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 533878. Member loan 533878 was requested on June 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,417 / month
Current employer:	Citibank N.A.	Debt-to-income ratio:	9.76%
Length of employment:	6 years	Location:	VENTURA, CA

Home town:
Current & past employers:	Citibank N.A.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on June 21, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,932.00	Public Records On File:	0
Revolving Line Utilization:	52.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 533888

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
533888	$6,400	$6,400	7.88%	1.00%	June 24, 2010	July 3, 2013	July 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 533888. Member loan 533888 was requested on June 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$1,855 / month
Current employer:	progressive bank	Debt-to-income ratio:	13.32%
Length of employment:	9 years	Location:	SAINT CLAIRSVILLE, OH

Home town:
Current & past employers:	progressive bank
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/19/10 > vacation funds and to consolidate bills. What makes us good borrowers we pay our bills on time and are in good standing with our creditors.Both of us have stable jobs. Borrower added on 06/21/10 > This loan was a last minute thought before our vacation. We decided to get married on the beach during our vacation and for this reason we decided to see about getting a small loan to give us some more funds to do that while we were on vacation.

A credit bureau reported the following information about this borrower member on June 19, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1987	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,204.00	Public Records On File:	0
Revolving Line Utilization:	5.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the combined income of you and your spouse? Do you have any other debt than what's shown on your profile? Thanks for your answers.	Once we get married on our vacation at the beach between the two of us we will have about 3,500.00 monthly. Other than regular monthy ex: water, electric and gas. everything was listed on our profile.
have you thought about saving up for a vacation instead of incurring a 3 year debt for a few days of fun?	yes we have started a vacation/christmas savings for next year.This year we planned our wedding on the beach to take place during our vacation. So we did not have money saved for that. It was a last minute idea.

Member Payment Dependent Notes Series 534009

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
534009	$2,000	$2,000	11.49%	1.00%	June 24, 2010	July 4, 2013	July 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 534009. Member loan 534009 was requested on June 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,667 / month
Current employer:	n/a	Debt-to-income ratio:	13.26%
Length of employment:	10+ years	Location:	Enfield, CT

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/21/10 > Re: Investor questions...I have received a number of inquiries about my loan, most asking about my length of employment and if I own my home. My main employment is with my spouse's internet business. Rather than a set salary, we pay all our expenses through the business, along with Social Security and pension funds. I have been employed at this business for over 10 years. The house I live in is also in my spouse's name, it is completely paid for and mortgage-free. However, I would not use my home as collateral for this loan, instead, I would use my truck, which has a value of $7,500.00. It is my intention that this sideline business pay for itself rather than rely on any co-mingled funds, thus the loan request for upgrading my services. Thank you for your questions and your interest in my loan request.

A credit bureau reported the following information about this borrower member on June 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1978	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	65
Revolving Credit Balance:	$18,136.00	Public Records On File:	1
Revolving Line Utilization:	84.70%	Months Since Last Record:	103
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 534183

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
534183	$4,000	$4,000	10.38%	1.00%	June 24, 2010	July 4, 2013	July 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 534183. Member loan 534183 was requested on June 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,117 / month
Current employer:	CompuCom Systems, Inc	Debt-to-income ratio:	3.72%
Length of employment:	< 1 year	Location:	Wyoming, OH

Home town:
Current & past employers:	CompuCom Systems, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on June 20, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$275.00	Public Records On File:	0
Revolving Line Utilization:	21.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is CompuCom Systems, Inc and what do you do there? Where did you work prior to that?	They are an international IT Services company, I am a financial admin, which is on track to becoming a financial analyst. Previously I worked at a small company called Ripple Junction as a billing analyst. CompuCom's website: http://www.compucom.com/Pages/defaultnew2010.aspx

Member Payment Dependent Notes Series 534192

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
534192	$4,500	$4,500	16.82%	1.00%	June 28, 2010	July 5, 2015	July 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 534192. Member loan 534192 was requested on June 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	Wood Ranch Bqq and Grill	Debt-to-income ratio:	8.76%
Length of employment:	4 years	Location:	Moorpark, CA

Home town:
Current & past employers:	Wood Ranch Bqq and Grill
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/21/10 > Thank you so much for lending me the funds needed to finish off my education at Azusa Pacific University. Borrower added on 06/21/10 > This loan is for my education, so that I can graduate in July.

A credit bureau reported the following information about this borrower member on June 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2007	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	5	Months Since Last Delinquency:	10
Revolving Credit Balance:	$1,010.00	Public Records On File:	0
Revolving Line Utilization:	25.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 534370

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
534370	$6,000	$6,000	11.86%	1.00%	June 25, 2010	July 5, 2013	July 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 534370. Member loan 534370 was requested on June 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	AT&T	Debt-to-income ratio:	13.60%
Length of employment:	7 years	Location:	Brecksville, OH

Home town:
Current & past employers:	AT&T
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/22/10 > The loan is for home improvements and my Daughter???s wedding reception being held in Oct, Borrower added on 06/22/10 > The loan is for home improvements and my daughters weeding in Oct What makes me a good borrower is I have a good rating of 690 and have the resources to make my payment, I have asked for 6k over 36 months but will pay this off in a 24 month or less. The reason for the loan is I have used a good portion of my savings on a family health issue and now have a issue I need fixed on my house and my daughters weeding in Oct. My Job with AT&T is stable and the Cleveland area is finally starting to grow in the economy, I survived the last 18 to 24 months of downsizing and I am always in the top 5% of my company for sales and productivity

A credit bureau reported the following information about this borrower member on June 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2002	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	40
Revolving Credit Balance:	$4,262.00	Public Records On File:	1
Revolving Line Utilization:	32.00%	Months Since Last Record:	108
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But please answer these two questions first please: 1. Do you hold the title to your home on *your own name* 2. How much equity do you have on your house? (please provide the home valuation and total balance of the mortgage/heloc loans) Thank you.	No GMAC holds title 161K owed - value is 210K
What do you do at AT&T?	I I am in technical sales role for data and voice products, my official title is Application Specialist
Thank you for taking the time to answer lender questions and for the information you have provided. I am going to help fund your loan. That said, please be aware this loan is being funded by real people that believe in you and what you have told us. Remember, if you fail to make payments it does not hurt some megabank, but rather, you are directly affecting our lives. As small lenders we simply ask that you be a responsible borrower and take your obligation serioursly. Best of luck to you.	Factoria thank you for those words, and I thank you for providing assistance in these economics times, please be assured I take this loan very seriously and will be a responsible borrower until completion

Member Payment Dependent Notes Series 534376

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
534376	$8,400	$8,400	7.51%	1.00%	June 29, 2010	July 5, 2013	July 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 534376. Member loan 534376 was requested on June 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,500 / month
Current employer:	NiSource, Inc.	Debt-to-income ratio:	12.91%
Length of employment:	< 1 year	Location:	Columbus, OH

Home town:
Current & past employers:	NiSource, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/22/10 > This loan is to payoff a high interest credit card used during college and my first two years out of school. I have recently switched jobs and received a 30% increase in salary. The monthly payments for this loan fit well within my new budget. I have an excellent credit score and have never been late on a payment of any kind.

A credit bureau reported the following information about this borrower member on June 21, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,257.00	Public Records On File:	0
Revolving Line Utilization:	38.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
1. rent per month? car payment per month? 2. what are the 2 recent (within the last 6 months) credit inquiries on your credit report from?	Rent - $749/month Car - $356/month Credit inquiries - I just recently setup a Mint.com account to track all of my accounts and needed to know my credit score. I also refinanced my car loan with Chase, which required a credit report.

Member Payment Dependent Notes Series 534432

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
534432	$7,000	$7,000	14.84%	1.00%	June 24, 2010	July 5, 2013	July 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 534432. Member loan 534432 was requested on June 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,058 / month
Current employer:	Target Corporation	Debt-to-income ratio:	12.50%
Length of employment:	4 years	Location:	Minneapolis, MN

Home town:
Current & past employers:	Target Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on June 21, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	54
Revolving Credit Balance:	$15,472.00	Public Records On File:	0
Revolving Line Utilization:	85.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 534439

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
534439	$2,400	$2,400	13.98%	1.00%	June 24, 2010	July 5, 2013	July 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 534439. Member loan 534439 was requested on June 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,560 / month
Current employer:	On A Roll Sales	Debt-to-income ratio:	14.73%
Length of employment:	2 years	Location:	whitman, MA

Home town:
Current & past employers:	On A Roll Sales
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on June 21, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	7	Months Since Last Delinquency:	16
Revolving Credit Balance:	$482.00	Public Records On File:	0
Revolving Line Utilization:	60.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Your "Major Purchase" or "Other" category loan is 1 of 394 borrower loans that Lending Club listed today for lender consideration. Lenders are attracted to loans where borrower provided basic DETAILS about their loan; buy a boat and motor, durable household appliances such as refrigerator-freezer, washer-dryer, HVAC system, an engagement ring, or home furniture, etc. and the PURPOSES how, after a loan funds and the required origination fee is deducted, the net proceeds are intended to be spent to benefit the borrower? What are debts that are to be Consolidated? Refinanced? Consolidated? et al. Your listing currently provides very limited or no helpful information that attracts a lenders interest and for them to possibly commit their $ to help fund your loan. Loan remains the 1st class mystery to all lenders. You should provide the basic Details and Purposes about how a loan is intended to benefit you. Minus this information, loan doesn't compete favorably for lenders available funding $. At end of borrower registration process exists the opportunity to add the DESCRIPTION details, purposes, miscellaneous, etc, that will aid prospective lenders. Consider my honest appraisal to be highly positive feedback intended to help you to attract needed lenders $. Lender 505570 U S Marine Corps-RETIRED Tuesday 06.22.2010 at 6:37 AM ET	I am using my loan to for my education. I will like to register for the Becker CPA exam and classes. Which costs about $4000. Thisloan will help me towards my goal.

Member Payment Dependent Notes Series 534444

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
534444	$1,500	$1,500	14.35%	1.00%	June 24, 2010	July 5, 2013	July 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 534444. Member loan 534444 was requested on June 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	Bloemhof Ag. Enterprises	Debt-to-income ratio:	15.31%
Length of employment:	3 years	Location:	BUTTONWILLOW, CA

Home town:
Current & past employers:	Bloemhof Ag. Enterprises
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on June 21, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	11	Months Since Last Delinquency:	4
Revolving Credit Balance:	$56.00	Public Records On File:	0
Revolving Line Utilization:	0.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Your "Major Purchase" or "Other" category loan is 1 of 394 borrower loans that Lending Club listed today for lender consideration. Lenders are attracted to loans where borrower provided basic DETAILS about their loan; buy a boat and motor, durable household appliances such as refrigerator-freezer, washer-dryer, HVAC system, an engagement ring, or home furniture, etc. and the PURPOSES how, after a loan funds and the required origination fee is deducted, the net proceeds are intended to be spent to benefit the borrower? What are debts that are to be Consolidated? Refinanced? Consolidated? et al. Your listing currently provides very limited or no helpful information that attracts a lenders interest and for them to possibly commit their $ to help fund your loan. Loan remains the 1st class mystery to all lenders. You should provide the basic Details and Purposes about how a loan is intended to benefit you. Minus this information, loan doesn't compete favorably for lenders available funding $. At end of borrower registration process exists the opportunity to add the DESCRIPTION details, purposes, miscellaneous, etc, that will aid prospective lenders. Consider my honest appraisal to be highly positive feedback intended to help you to attract needed lenders $. Lender 505570 U S Marine Corps-RETIRED Tuesday 06.22.2010 at 6:37 AM ET	The home I rent is very, very old. I plan to purchase items useful for my current home. For example, the home does not not have any type of conditioning. Therefore, I would need to start with a window AC unit, a refrigerator, and maybe if enough funds, new windows due to old insullation.
What do you plan to use the loan for? Loan description?	The home I rent is very, very old. I plan to purchase items useful for my current home. For example, the home does not not have any type of conditioning. Therefore, I would need to start with a window AC unit, a refrigerator, and maybe if enough funds, new windows due to old insullation.

Member Payment Dependent Notes Series 534456

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
534456	$8,000	$8,000	7.88%	1.00%	June 28, 2010	July 5, 2013	July 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 534456. Member loan 534456 was requested on June 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Vaughn Construction	Debt-to-income ratio:	20.93%
Length of employment:	3 years	Location:	Houston, TX

Home town:
Current & past employers:	Vaughn Construction
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/21/10 > This loan will fund the following one-time expenses: $2,800 medical payments (co-payment on surgery), $2,000 MBA preparation (Kaplan study course and testing fees), and $3,200 home improvements (new water heater/install, new dishwasher/install, new A/C/install). I am 25 years old and graduated from college in 2008. I have been working full-time for 3-1/2 years in the commercial construction industry (which is booming in Houston, TX). I currently make over $70,000/year. The majority of my savings is in my 401(k) and I do not plan on utilizing those funds until retirement.

A credit bureau reported the following information about this borrower member on June 21, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2004	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,342.00	Public Records On File:	0
Revolving Line Utilization:	42.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 534548

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
534548	$8,000	$8,000	10.38%	1.00%	June 28, 2010	July 5, 2013	July 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 534548. Member loan 534548 was requested on June 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,583 / month
Current employer:	Wayne County Airport Authority	Debt-to-income ratio:	23.57%
Length of employment:	3 years	Location:	riverview, MI

Home town:
Current & past employers:	Wayne County Airport Authority
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/22/10 > looking to spend about 1/2 on an engagement ring and the other half to get rid of 3 credit card balances.... no end in sight for overtime at work so invest at ease, i have never made a late payment on my car loan or rent or any credit card/utility bills (at least the past 7 years). i currently live with my parents and dont pay rent so its easy right now to make payments Borrower added on 06/25/10 > almost there... thanks everyone so far. again, this is easy money for you to make, i have a very steady job with a credit score over 700 and am just looking for some breathing room and a special proposal :-) I have a monthly income of $2,500 so the payment should be a breeze with no mortgage or rent to pay. thanks again... Joe

A credit bureau reported the following information about this borrower member on June 21, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,424.00	Public Records On File:	0
Revolving Line Utilization:	60.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Congratulations on your approval from Lending Club. As investors interested in your loan, we are interested in getting an accurate snapshot beyond the provisions in the loan description section. Please feel free to answer the following questions as it pertains to your loan. Your detailed answers would greatly assist investors in funding your loan in a timely manner. 1. Could you please elaborate on the purpose of this loan? How will this loan be used? 2. Who is your employer and what is your position/responsibilities? Any contingency plans should you be laid off from your current position? 3. What are your other $ monthly costs (mortgage, car, utilities, insurance, phone, internet, food, gym, childcare costs as applicable)? 4. Would you please list the details of each loan: who you owe, current balance, interest rate, monthly amount paid? In addition, which ones will/will not be paid? 5. Explanations for any past delinquencies/public records (if any). 6. Can you list any investments and balances? 7. Are you the sole wage earner in your household or is there another? If there is another, what is your combined income? 8. Can you list your savings account balance(s) and/or any other kind of emergency funds? Will you have the LC (lending club) loan automatically withdrawn from your account? We respect your privacy and understand that while these questions may seem intrusive, your answers will help lenders know how this new loan will fit into your budget, and make them feel secure that their money is being invested wisely.	thanks for asking, not intrusive at all because im borrowing money, i would want to know the same thing. The purpose is to pay off 3 credit card balances that are close to $3,000 and to buy an engagement ring (don't want to finance another credit card purchase). I work for Wayne County Airport Authority at Detroit' metro airport. I run the security control center, entailing monitoring access control system and dispatching fire/emergency/police response when needed. Also run the camera system with over 800 cameras throughout airport. Ive been there for 3 years now and plan on retiring from there because they have a good benefit package and 401k and pension. I have a car loan thats $300 per month, and i split utilities 3 ways and pay no rent/mortgage. The money will not be automatically withdrawn from my account, it will be used at my discretion to get some breathing room. I dont plan on changing living arrangements for the next couple years. My car will be paid off in 2 years. I have no kids and a $50 cell phone bill every month. I am working alot of overtime at my job too, will probably gross $35,000 this year with it all. Total utility costs for myself after being split is approximately $150. I have a 2 roth ira's and a 401k rolling, combined total of $12,000. I have about $1,000 in my bank account now. Hope this was helpful, credit score is over 700 and never been to collections, heck never had a late payment on any bill that i can honestly remember..... thanks for reading

Member Payment Dependent Notes Series 534555

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
534555	$8,000	$8,000	7.51%	1.00%	June 29, 2010	July 5, 2013	July 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 534555. Member loan 534555 was requested on June 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Sumitomo Life Insurance Agency	Debt-to-income ratio:	12.74%
Length of employment:	< 1 year	Location:	Marina Del Rey, CA

Home town:
Current & past employers:	Sumitomo Life Insurance Agency
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/22/10 > I am looking for a personal loan in order to purchase my girlfriend the ring of her dreams. This loan will allow me to keep my budget under control while planning for a wedding...Granted she says yes!! I am a good borrower because I have excellent credit and have never been late on a payment ever in my life. I am very strict with my finances and pride myself to live within my means. This is a very exciting time in my life and this loan wil allow me to create memories that will last a lifetime!!

A credit bureau reported the following information about this borrower member on June 21, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1977	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,729.00	Public Records On File:	0
Revolving Line Utilization:	17.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 534637

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
534637	$3,500	$3,500	11.86%	1.00%	June 28, 2010	July 5, 2013	July 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 534637. Member loan 534637 was requested on June 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Reed Technology	Debt-to-income ratio:	5.89%
Length of employment:	3 years	Location:	CENTREVILLE, VA

Home town:
Current & past employers:	Reed Technology
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/21/10 > I plan to consolidate my credit cards. I always pay my bills and my job is very stable.

A credit bureau reported the following information about this borrower member on June 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1991	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	26	Months Since Last Delinquency:	19
Revolving Credit Balance:	$4,358.00	Public Records On File:	0
Revolving Line Utilization:	41.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 534641

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
534641	$4,800	$4,800	11.49%	1.00%	June 25, 2010	July 5, 2013	July 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 534641. Member loan 534641 was requested on June 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,580 / month
Current employer:	n m r c	Debt-to-income ratio:	21.43%
Length of employment:	5 years	Location:	coral springs, FL

Home town:
Current & past employers:	n m r c
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on June 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,846.00	Public Records On File:	0
Revolving Line Utilization:	85.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 534654

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
534654	$7,000	$7,000	10.75%	1.00%	June 29, 2010	July 5, 2013	July 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 534654. Member loan 534654 was requested on June 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	northropgrumman	Debt-to-income ratio:	11.38%
Length of employment:	1 year	Location:	baltimore, MD

Home town:
Current & past employers:	northropgrumman
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/21/10 > i am emploued now but i am changing jobs i have an offer from other emplouer booz allen and i start 06/28/10 my annual salary there is 125,000k

A credit bureau reported the following information about this borrower member on June 21, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,837.00	Public Records On File:	0
Revolving Line Utilization:	89.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Congratulations on your approval from Lending Club. As investors interested in your loan, we are interested in getting an accurate snapshot beyond the provisions in the loan description section. Please feel free to answer the following questions as it pertains to your loan. Your detailed answers would greatly assist investors in funding your loan in a timely manner. 1. Could you please elaborate on the purpose of this loan? How will this loan be used? 2. Who is your employer and what is your position/responsibilities? Any contingency plans should you be laid off from your current position? 3. What are your other $ monthly costs (mortgage, car, utilities, insurance, phone, internet, food, gym, childcare costs as applicable)? 4. Would you please list the details of each loan: who you owe, current balance, interest rate, monthly amount paid? In addition, which ones will/will not be paid? 5. Explanations for any past delinquencies/public records (if any). 6. Can you list any investments and balances? 7. Are you the sole wage earner in your household or is there another? If there is another, what is your combined income? 8. Can you list your savings account balance(s) and/or any other kind of emergency funds? Will you have the LC (lending club) loan automatically withdrawn from your account? We respect your privacy and understand that while these questions may seem intrusive, your answers will help lenders know how this new loan will fit into your budget, and make them feel secure that their money is being invested wisely.	1.I am changing jobs and i would like to use this loan to cover relocation expenses. because the job is in short distance the new employer could not give relocation benefits according to IRS rules. 2. my current employer is northop grumman and my responsibilities are technical enginnering tasks. my new employer is goverment office contigency plans is to find my current new jhobs with goverment. 3>my other mobnthly costs are approximately my rent 1591 my utilities all together 350 no kids no insurance no gym groceries i do not think that i spend more that 150 a month . i am cooking usually. 4. i am owing student loans which i paid around 284 a month a credit card around 450 a month i try to paid almost all i am making a month as i mwetiobn around 5,500 after taxes. 5nothing 6. nothing 7.yes 8. i have but i do not want to list a real number 9.yes
Verify income!!!!!!!!!!!	i have offer from booz allen hamilton 125k a year and start this month i am finishing mycurrent job 30 of june so it will not be any interraption between my salary

Member Payment Dependent Notes Series 534655

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
534655	$2,700	$2,700	7.88%	1.00%	June 24, 2010	July 5, 2013	July 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 534655. Member loan 534655 was requested on June 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Intermec Technologies	Debt-to-income ratio:	23.25%
Length of employment:	2 years	Location:	Rock Hill, SC

Home town:
Current & past employers:	Intermec Technologies
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/22/10 > This loan is for the purchase of a motorcycle on ebay. The bike is priced below bluebook value, so it is to good of a deal to pass up. The only reason I would consider doing a loan like this is to keep extra cash in my pocket, otherwise I would have just paid cash. I work for an electronics company in Charlotte,NC. I troubleshoot handheld scanners that UPS/FedEx use. Work has been stable and strong for years now since we are one of two repair facilities left in the US. As for a monthly budget, I pull in around $2,900 a month with only about $900 in expenses. For why am I a good borrower, well lets say that I believe in the old school philosophy, that when a man gives his word on a debt, he pays it in full and on time. Borrower added on 06/22/10 > Just wanted to add, that this is my 4th bike I have purchased since I started riding 9 years ago.

A credit bureau reported the following information about this borrower member on June 21, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	32
Revolving Credit Balance:	$528.00	Public Records On File:	0
Revolving Line Utilization:	6.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Your "Major Purchase" or "Other" category loan is 1 of 394 borrower loans that Lending Club listed today for lender consideration. Lenders are attracted to loans where borrower provided basic DETAILS about their loan; buy a boat and motor, durable household appliances such as refrigerator-freezer, washer-dryer, HVAC system, an engagement ring, or home furniture, etc. and the PURPOSES how, after a loan funds and the required origination fee is deducted, the net proceeds are intended to be spent to benefit the borrower? What are debts that are to be Consolidated? Refinanced? Consolidated? et al. Your listing currently provides very limited or no helpful information that attracts a lenders interest and for them to possibly commit their $ to help fund your loan. Loan remains the 1st class mystery to all lenders. You should provide the basic Details and Purposes about how a loan is intended to benefit you. Minus this information, loan doesn't compete favorably for lenders available funding $. At end of borrower registration process exists the opportunity to add the DESCRIPTION details, purposes, miscellaneous, etc, that will aid prospective lenders. Consider my honest appraisal to be highly positive feedback intended to help you to attract needed lenders $. Lender 505570 U S Marine Corps-RETIRED Tuesday 06.22.2010 at 6:37 AM ET	I plan on purchasing a motorcycle via ebay. This loan will fund the total purchase, which is actually under bluebook value. Considering the costs of after-market accessories and value of the bike, it is an extremely good purchase price.

Member Payment Dependent Notes Series 534708

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
534708	$6,000	$6,000	15.21%	1.00%	June 28, 2010	July 6, 2015	July 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 534708. Member loan 534708 was requested on June 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,500 / month
Current employer:	Norwalk Board of Education	Debt-to-income ratio:	6.20%
Length of employment:	10+ years	Location:	Danbury, CT

Home town:
Current & past employers:	Norwalk Board of Education
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on June 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1990	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	74
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Why are spending money on home improvement when you rent?	Type your answer here. My parents own the home I live in. They moved to Italy when they retired. I do not actually pay rent but I used the amount of money I put aside for the property tax as the monthly rent amount. Any improvements that are made to the home are my responsibility as the home will one day be mine.
Hi, your credit history says you rent, but you want a home improvement loan? For a home you don't live in, perhaps? Thanks, and good luck with your loan.	Type your answer her My parents own the home I live in. They moved to Italy when they retired. I do not actually pay rent but I used the amount of money I put aside for the property tax as the monthly rent amount. Any improvements that are made to the home are my responsibility as the home will one day be mine.e.

Member Payment Dependent Notes Series 534807

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
534807	$4,000	$4,000	16.45%	1.00%	June 24, 2010	July 5, 2013	July 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 534807. Member loan 534807 was requested on June 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Smith International	Debt-to-income ratio:	9.26%
Length of employment:	< 1 year	Location:	OXNARD, CA

Home town:
Current & past employers:	Smith International
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/21/10 > I just got hired on as warehouse manager for Smith International the Wilson Division. In my first months on the job I was promoted to Inside Sales and have already grown the amount of profit we are pulling in for the past two months by 25%. I dont usually need loans, but this will help me get over the hump and help me get back on my feet! I appreciate anything that can be done to help.

A credit bureau reported the following information about this borrower member on June 21, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,120.00	Public Records On File:	0
Revolving Line Utilization:	90.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan, and also please list your monthly living expenses. Thank you in advance. ~CriticalMiss	Thank you for your response. I have two credit cards from Capital One with a balance of $1000 on each of them-APR-17%. A Guitar Center Card with $1000-APR- 12% and a Macy's for $300-APR-15%. I rent a room from my parents for $550 a month in a 3-bedroom condo. I dont really have many more expenses except my cellphone bill and car insurance but those are pretty low because i have an old phone and an old car :) That's pretty much it. If you have anymore questions feel free to ask
Credit card balances are only $2,300 and some of the rates are lower than this loan. Why are you doing this?	manageability...if that is even a word. I thought I listed all cards. I actually have $3,300 in credit card bills. This would really just give me a fresh start. a foundation to really get my finances back in order and hopefully start my own business like I have been planning for the last few years.

Member Payment Dependent Notes Series 534831

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
534831	$8,250	$8,250	13.61%	1.00%	June 28, 2010	July 5, 2013	July 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 534831. Member loan 534831 was requested on June 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,333 / month
Current employer:	n/a	Debt-to-income ratio:	10.26%
Length of employment:	6 years	Location:	Monarch Beach, CA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/21/10 > Hi there. I was funded a loan through Prosper for credit consolidation at a higher rate with the intent to use that loan to pay down credit cards (as I have upon receipt of the loan). Now that I have completed that part of my journey and discovered Lending Club, I would like to continue moving payments away from banks to share with fellow members at a lower rate to save money and ultimately reduce debt. This loan will be used to pay off the prosper loan in its entirety, and the remaining balance will be used as a one time payment for school. As you will see, I never pay my bills late and my credit worthiness is consistent. My priority is getting and keeping my credit as clear as possible since I am recently engaged with hopes to buy a house in a few years. Thank you for your time in considering investing in my loan.

A credit bureau reported the following information about this borrower member on June 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,439.00	Public Records On File:	0
Revolving Line Utilization:	61.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Borrower Profile does not show either Employer or Length of Employment. What are sources of total $ reported Gross Income per month: Annuity? Civil Service? Disability? Investents? Military-VA? Pension? Rentals? Social Security? If self-employed, what is your occupation? If a small business owner, what is description of your primary business? Thanks for answers. Lender 505570 USMC-RETIRED Virginia Beach, VA Monday 06.22.2010 at 06.27 AM ET	I have been self-employed for 6 years as a private investigator.
Where do you work and what do you do there? Why are you leaving Prosper and coming to Lending Club?	Although I've had a great experience with Prosper, I like the structure of Lending Club better and have been provided a much better loan rate. I intend to become an investor with Lending Club in the future.
What's the source of your income? Will it continue while you are in school? What are your other $ monthly costs (rent, car, utilities, any CC debt/loans not replaced by this loan, insurance, phone/cable/internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answers to these 3 Qs....	Type your answer here. I was in the process of writing an answer to you when it appeared that I accidentally sent it before I was finished. Please advise if you did not get the other information so I can make sure you have it. Thank you. My CC/loan balance after financing from the L C loan would be down to $400 for the Capitol One CC and $200 on HSBC CC with minimum monthly payments under $30. I am eager to get rid of any and all credit card debt as they have skyrocketed my rates despite my on time and over the minimum payments. I love the idea that paying off my debt is helping fellow investors rather than banks. Each time I have made a substantial payment they have reduced my available credit immediately and made it difficult to decrease my debt to credit ratio, even though the amounts are relatively small. Additional expenses are limited to my vehicle, which amounts to $732 for monthly gas, car payment, and insurance. My cell phone is $120/month and gym $36/month. I have no children. This loan will actually reduce my total monthly payment toward debt, as no new debts will be acquired.
What was the amount of the Prosper loan? Interest rate? How much is still owed on it?	Type your answer here. My prosper loan is for $3104 at 33.15% (which I am sure you can see is amazingly high). I am approaching making my second payment. I reduced the amount of the requested loan at prosper with intent to acquire a second loan at a better rate once I got my debt to credit ratio down. My score has improved, allowing me to get a better rate here, but Immediately (like within seconds) of me making a large payment on my Chase CC last month they reduced the credit limit accordingly.
Employer? Source of income?	Type your answer here. Self-employed as a private investigator for 6 years, thank you.
I am a bit confused by your previous answers. What are your current credit card balances? How much of the loan proceeds (in $) do you intend to apply to each of them and how much toward school? What is the school payment for, specifically?	Type your answer here. My apologies for the confusion. I have been trying to respond quickly in hopes of not keeping lenders waiting. Chase $750 (will be paid in full) Orchard Bank $250 (will be paid in full) Prosper Loan $2900 (will be paid in full) The remainder of the loan ($3900) will be applied to the $5600 cost of the school program and equipment ($1700 of my own money which has already been applied). The school payment is for Court Reporting and includes stenograph, CD and DVD tutorials, including continued online and phone support for the duration of the program. My education is already within the legal background, so technically, I am acquiring a skill with a very promising and secure income.

Member Payment Dependent Notes Series 534914

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
534914	$4,800	$4,800	10.38%	1.00%	June 24, 2010	July 6, 2013	July 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 534914. Member loan 534914 was requested on June 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,000 / month
Current employer:	Florida Highway Patrol	Debt-to-income ratio:	12.80%
Length of employment:	3 years	Location:	Citrus Springs, FL

Home town:
Current & past employers:	Florida Highway Patrol
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/22/10 > I will be using this money to tile and carpet parts of the house, and to put up a vinyl fence for our puppies!!! With some of the leftover money from that, I will be painting the house. My job is probably one of the most secure ones out there, because someone is always breaking the law. I am not planning on moving anytime soon, but in the near future will be purchasing a second home to rent out. My wife brings in around $900 a month, and I do about $2,400 a month. Our bills a month is $2,100 at the high end (which includes food, life insurance, car insurance, and everything else). As you can see we have quite a bit of extra cash at the end of every month, but we recently were married and used the extras to pay for that (or we wouldn't be asking for a loan). We just want to get this home the way we want now, that way we don't have to rush everything when we have kids. I have also NEVER been late on any payment, nor do I plan on it.

A credit bureau reported the following information about this borrower member on June 22, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2005	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,139.00	Public Records On File:	0
Revolving Line Utilization:	10.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But please answer these two questions first please: 1. Do you hold the title to your home on *your own name* 2. How much equity do you have on your house? (please provide the home valuation and total balance of the mortgage/heloc loans) Thank you.	I purchased my home in my name only in 2008. I owe just under $122,000. The house is valued as low as $103,000 on some sites, and at close to $130,000 on others. If I were to sell it now with what other houses similar to mine are, I could probably get an easy $130,000. The house is a little more than 2,000 sq ft living area, and built in 2006. I have seen houses older and with around 1,500 sq ft sell recently at around $125,000. Needless to say, there is no equity in it based on certain sites, and others I do have equity with it; but if I were to sell it, I would make a profit anyway. It's basically a numbers game that makes it to where you would have to fight for a refi if you were looking for it, but I'm not as I have a 30 year loan fixed at 5.5%. Take it as you will, but I will be keeping this as my primary home for several years to come.
Loan descriptions are helpful in generating lender interest in your loan. Without a loan description, it's less likely your loan will be funded in a timely manner (if at all). Can you give a detailed description of what the proceeds from this loan will be used for? It also appears as though you have had 2 credit inquiries in the past 6 months. What were these inquiries for? And did these result in new credit cards/loans?	I purchased a new 2010 vehicle recently, and the other is a credit card that has a lower rate, and some purchases go to help support the families of law enforcement officers who were killed or injured on the job (which is personal to me). I will be cancelling out the other credit card, which I pay in full every month. The only other inquiry may be a retailer card that I used to get a 6 month 0% financing on a grill I purchased recently. I didn't need it, but I will have the balance paid off in a couple more months with a couple of overtime checks. The loan will be used for tile in the dining room / entry way and carpet (which will be less than $2,000 total. About $3,000 for tree clearing / excavation and a new fence. A lot of the work is going to be done by friends and family, so it will probably be less than that (but I figured if I have more than I need, I would put it to the principal of the loan).

Member Payment Dependent Notes Series 534919

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
534919	$8,000	$8,000	11.49%	1.00%	June 29, 2010	July 6, 2013	July 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 534919. Member loan 534919 was requested on June 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,583 / month
Current employer:	Chicago Waldorf School	Debt-to-income ratio:	14.60%
Length of employment:	2 years	Location:	GLENVIEW, IL

Home town:
Current & past employers:	Chicago Waldorf School
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/22/10 > I would greatly appreciate an opportunity to be granted a loan from the Lending Club. The money will be used wisely and I will repay the loan under the guidelines I have been given. I am setting a monthly budget so that I can pay off the loan as fast as possible and hope to have it paid off prior to 36 months. I am lowering my living expenses and intend on making monthly payments of $400 to $500 on my loan. As a teacher, I have the fortune of a steady income and good job security.

A credit bureau reported the following information about this borrower member on June 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	36
Revolving Credit Balance:	$5,713.00	Public Records On File:	0
Revolving Line Utilization:	26.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 534968

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
534968	$10,000	$10,000	16.32%	1.00%	June 28, 2010	July 6, 2013	July 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 534968. Member loan 534968 was requested on June 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,917 / month
Current employer:	Stryker Orthopaedics	Debt-to-income ratio:	19.48%
Length of employment:	3 years	Location:	CLIFFSIDE PARK, NJ

Home town:
Current & past employers:	Stryker Orthopaedics
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/23/10 > This loan is to help cover our wedding costs in October. We decided to try to pay everything with cash so we wouldn't max out our credit cards. Borrower added on 06/23/10 > Financially, we are pretty stable. Our gross annual income is $105,000. Our outstanding debt is around $12,000 (not including our vehicles). My credit is pretty good. I don't have any deliquencies or public records. I just have new credit. We don't own a home so we pay rent. Our monthly bills are probably around $3000 and I plan on paying this loan back rapidly with the money we received from the wedding. Borrower added on 06/24/10 > We opted for peer to peer lending as opposed from a financial institution because my interest rates are actually lower here.

A credit bureau reported the following information about this borrower member on June 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	25	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	77
Revolving Credit Balance:	$7,772.00	Public Records On File:	0
Revolving Line Utilization:	19.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
LOAN DESCRIPTION? You have not provided any form of loan description. Your loan may not be fully funded because of this. You are competing against 300 other borrowers seeking my funding dollars. Please update your loan description to provide a complete and detailed explanation of how you will use the loan proceeds and how the payment will fit into your monthly budget. You can not expect small lenders/investors to fund your loan without knowing the details. I encourage you to read profiles of many other borrowers to examine the information they have provided for lenders to review. Please list total household income including spouse or partner and expenses along with any additional financial information. Please provide information you would like to see if you were loaning money to a complete stranger.	I apologize for not completing profile. I was weary about this type of loan program. The loan is to wrap up any additional expenses for my upcoming wedding in October. I have a steady income & both my fianc?? & I work at the same reputable company. Together we gross just over $100,000. We don't own a home. We rent right now. We aren't strapped for cash but I didn't realize how much detail goes into weddings. As far as monthly payments go, I plan on paying this loan back quickly especially with the money we receive from the wedding. I'll look over some other profiles & update.
Your "Major Purchase" or "Other" category loan is 1 of 394 borrower loans that Lending Club listed today for lender consideration. Lenders are attracted to loans where borrower provided basic DETAILS about their loan; buy a boat and motor, durable household appliances such as refrigerator-freezer, washer-dryer, HVAC system, an engagement ring, or home furniture, etc. and the PURPOSES how, after a loan funds and the required origination fee is deducted, the net proceeds are intended to be spent to benefit the borrower? What are debts that are to be Consolidated? Refinanced? Consolidated? et al. Your listing currently provides very limited or no helpful information that attracts a lenders interest and for them to possibly commit their $ to help fund your loan. Loan remains the 1st class mystery to all lenders. You should provide the basic Details and Purposes about how a loan is intended to benefit you. Minus this information, loan doesn't compete favorably for lenders available funding $. At end of borrower registration process exists the opportunity to add the DESCRIPTION details, purposes, miscellaneous, etc, that will aid prospective lenders. Consider my honest appraisal to be highly positive feedback intended to help you to attract needed lenders $. Lender 505570 U S Marine Corps-RETIRED Wednesday 06.23.2010 at 7:37 AM ET	I have updated the description. It is pending approval. The major purchase I have is the final details for my Pctober wedding. We tried to pay everything in cash to not use our high interest credit cards. Our gross annual income is just over $100,000. We don't own a home and have about $12000 debt not including the wedding expenses. If I have the loan to cover the wedding then I can continue to pay my monthly bills and still have a small emergency fund. I believe that I/we will be able to pay the loan back quickly with the cash we receive from the wedding.
Specifically, what are the loan proceeds to be used for?	This loan will be used to for the final payments for my upcoming wedding in October. I will be updating my loan profile with some more information. Thank you.

Member Payment Dependent Notes Series 535011

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
535011	$4,000	$4,000	15.58%	1.00%	June 24, 2010	July 6, 2013	July 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 535011. Member loan 535011 was requested on June 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,250 / month
Current employer:	University Hospital	Debt-to-income ratio:	22.76%
Length of employment:	8 years	Location:	CLAY, NY

Home town:
Current & past employers:	University Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on June 22, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,615.00	Public Records On File:	0
Revolving Line Utilization:	93.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list each debt you plan to pay off, including the name of the creditor, the amount owed, and your current actual monthly payment on each debt. Thank you.	American General 1500.00 /134.00 month Homedepot 1435.00 /44.00 month Citizens Bank Credit 1000.00/ 20.00 month
What do you do at University Hospital?	I am a receptionist for pediatric surgery
Hi What are the APRs for Am Gen, Home Depot, Citizens Bank? Thanks, -LL	gen 25% home 29% Citizens 12%

Member Payment Dependent Notes Series 535037

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
535037	$2,500	$2,500	6.76%	1.00%	June 25, 2010	July 6, 2013	July 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 535037. Member loan 535037 was requested on June 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,750 / month
Current employer:	Roundy's Supermarkets Inc	Debt-to-income ratio:	6.99%
Length of employment:	4 years	Location:	New Berlin, WI

Home town:
Current & past employers:	Roundy's Supermarkets Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/22/10 > Consolidating two credit cards. This investment is as risk free as they come.

A credit bureau reported the following information about this borrower member on June 22, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	39	Months Since Last Delinquency:	18
Revolving Credit Balance:	$4,658.00	Public Records On File:	0
Revolving Line Utilization:	10.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Months Since Last Delinquency: 18?????????????? If you would be so kind how about you put some effort into your request. The people who say for example this is as risk free as they come are the first to default--- in detail lay out your financial situation or no ticky no washy.	No delinquency on any of my accounts. Simply looking for a lower interest rate to get back on budget.
Why the deliquency?	Neither of my accounts are delinquent.

Member Payment Dependent Notes Series 535155

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
535155	$10,000	$10,000	10.75%	1.00%	June 25, 2010	July 6, 2013	July 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 535155. Member loan 535155 was requested on June 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,263 / month
Current employer:	GEICO INSURANCE COMPANY	Debt-to-income ratio:	21.34%
Length of employment:	5 years	Location:	Bethpage, NY

Home town:
Current & past employers:	GEICO INSURANCE COMPANY
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/22/10 > This loan will be for me to gain financial freedom from the credit card companies. I have a stable job and make 50k+ a year. My goal here is to be debt free once I finish making all 36 payments. Thank you all very much in advance for helping me out.

A credit bureau reported the following information about this borrower member on June 22, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,502.00	Public Records On File:	0
Revolving Line Utilization:	65.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I understand your desire to consolidate existing debt -- has anything been done differently to avoid accuring new debt?	I only use cash now to make purchases, I stopped using my credit cards and make a lot more than the minimal payment on my credit cards.

Member Payment Dependent Notes Series 535161

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
535161	$4,800	$4,800	14.35%	1.00%	June 25, 2010	July 6, 2013	July 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 535161. Member loan 535161 was requested on June 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	City of Tempe	Debt-to-income ratio:	13.80%
Length of employment:	4 years	Location:	chandler, AZ

Home town:
Current & past employers:	City of Tempe
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/22/10 > I am a Senior at ASU. I am looking to buy a used reliable vehicle. I just need a small auto loan.

A credit bureau reported the following information about this borrower member on June 22, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	27
Revolving Credit Balance:	$2,681.00	Public Records On File:	0
Revolving Line Utilization:	27.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Degree pursuing and current GPA? Does spouse add any debt/income to household? If so, how much?	I am pursuing a degree in political science. After next week I will need six classes to graduate with my bachelors. My GPA is a 3.0 My spouse makes about 25,000 yearly.
Borrower, No questions asked; No answers required. Email FYI. After The Lending Club Home Office less than $1 deposit verifies bank account, NEXT step is borrower Employment- Income Verification "Credit Review". Employment verification is independent of income verification and vice verse. Home Office Credit Reviewer contact you by email or telephone. Reviewer tells you for loan category-$ value the income documents you submit- 2 Earnings Statements or Direct Deposit receipts, 2009 IRS 1040, or if self-employed-small business owner, a IRS Form T4506 Request for Copy Income Tax Return. Reviewer provides Fax Machine telephone number and indicate doc, pdf preferred format if document sent via email. When Credit Review completed, application lenders see reflect Credit Status "Approved" for funded loan's $ deposit. Approved Credit Status benefit borrower because: (1) Loan attracts lenders waiting until review process completed before committing $. (2) After completed, funding pace will quicken. (3) After a loan funded, net $ is deposited quickly into already verified bank account. Credit Review the "KEY" for borrower's loan funding. Consider Credit Review PROACTIVE. It can be completed quickly if is borrower initiated. CREDIT REVIEW SHOULD BE COMPLETED DURING A LOANS EARLY FUNDING. WAITING UNTIL LISTING END CREATES CHAIN-REACTION DELAY IN APPROVAL, FUNDING AND DEPOSITING $. Credit Reviewer goal is to complete a required borrower Credit Review within 4-days after loan listed. If Credit Reviewer does N-O-T contact you within 2-days after loan's list date, AFTER verifying less than $1 deposit posted to bank account, you ASAP initiate contact with Credit Review. Refer to "CONTACT US" link located at the bottom of Home Page. Located there are both Member Support Department's email address and the Toll Free telephone number (support@lendingclub.com|866-754-4094). Home Office closed Sat, Sun, national, and California Holidays. Earlier Credit Review finished, loan is "Approved" for issue, means sooner loan attracts lender who commit $ to fund it. The borrower who takes excessive time for Credit Review to be completed because of their procrastination, loan's $ funding lags FAR-BEHIND loans listed same day but Credit Review quickly completed and a loan Approved for issue. A participating lenders role is to exclusively fund selected loans; we do nothing else except ask clarifying questions. Home Office Credit Reviewer is only person who conducts the borrower's employment-income verification. They are only person to whom borrower sends all required income documents. I'll revisit later and ask questions about loan. Information benefits 1ST time borrower. Lender 505570 U S Marine Corps-Retired Wednesday 06.23.2010 at 6:53 AM ET	I took the day off to care for my daughter who has chicken pox but I will submit the documentation tomorrow when I return.
Please describe your employment situation. Thank you.	I have worked at a municipal court for 4 1/2 years. My position is secure. I am very lucky in these times.
Thank you for taking the time to answer lender questions and for the information you have provided. I am going to help fund your loan. That said, please be aware this loan is being funded by real people that believe in you and what you have told us. Remember, if you fail to make payments it does not hurt some megabank, but rather, you are directly affecting our lives. As small lenders we simply ask that you be a responsible borrower and take your obligation serioursly. Best of luck to you.	Thank you for helping me. I adopted my two nephews when I was 23 years old. Now I have one of my own & three car seats in the back of a very old camry makes my life difficult so lending me your money is making the biggest difference in my life. I appreciate it & would never put myself in a situation where I would not be able to put the money back. The dealerships are so far fetched for me with there $500 monthly car payments. Once again thank you.

Member Payment Dependent Notes Series 535217

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
535217	$2,500	$2,500	7.14%	1.00%	June 28, 2010	July 6, 2013	July 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 535217. Member loan 535217 was requested on June 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$701 / month
Current employer:	n/a	Debt-to-income ratio:	16.41%
Length of employment:	n/a	Location:	Waukesha, WI

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on June 21, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1971	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	58
Revolving Credit Balance:	$9.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Your "Major Purchase" or "Other" category loan is 1 of 394 borrower loans that Lending Club listed today for lender consideration. Lenders are attracted to loans where borrower provided basic DETAILS about their loan; buy a boat and motor, durable household appliances such as refrigerator-freezer, washer-dryer, HVAC system, an engagement ring, or home furniture, etc. and the PURPOSES how, after a loan funds and the required origination fee is deducted, the net proceeds are intended to be spent to benefit the borrower? What are debts that are to be Consolidated? Refinanced? Consolidated? et al. Your listing currently provides very limited or no helpful information that attracts a lenders interest and for them to possibly commit their $ to help fund your loan. Loan remains the 1st class mystery to all lenders. You should provide the basic Details and Purposes about how a loan is intended to benefit you. Minus this information, loan doesn't compete favorably for lenders available funding $. At end of borrower registration process exists the opportunity to add the DESCRIPTION details, purposes, miscellaneous, etc, that will aid prospective lenders. Consider my honest appraisal to be highly positive feedback intended to help you to attract needed lenders $. Lender 505570 U S Marine Corps-RETIRED Wednesday 06.23.2010 at 7:37 AM ET	I need a loan becuase our roof is leaking and we need a new roof.
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	I need a loan because my roof is leaking.
Hi, Can you please detail your employment info for me? I'm interested in funding your loan, but I need to know 1. who you work for? 2. what you do there? 3. how long you've been there? That will help me gauge how able to pay back this loan you will be. Thanks!	I am retired and I'm on S. S.

Member Payment Dependent Notes Series 535218

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
535218	$3,000	$3,000	6.76%	1.00%	June 24, 2010	July 6, 2013	July 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 535218. Member loan 535218 was requested on June 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,083 / month
Current employer:	walmart	Debt-to-income ratio:	2.30%
Length of employment:	3 years	Location:	MINERAL CITY, OH

Home town:
Current & past employers:	walmart
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on June 22, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1985	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17.00	Public Records On File:	0
Revolving Line Utilization:	0.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
please elaborate what a "sidewalk loan" is and what the money would be used for? isn't the city you live in responsible for improving the sidewalk?	live in the country and it is just that a sidewalk and new steps to my porch
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	1 house is paid in full no payments. 2 yes house haas been paid off since 2007 deed is in mine and wife name 3no equity line of credit took to long to pay off my house do not wish to put another morgage on it and that what a equity line of credit is would do without first 4beetween 119,000.00 and 130,000.00 5 18 years 1992

Member Payment Dependent Notes Series 535220

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
535220	$4,800	$4,800	13.98%	1.00%	June 24, 2010	July 6, 2013	July 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 535220. Member loan 535220 was requested on June 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Tiburon Inc.	Debt-to-income ratio:	9.47%
Length of employment:	4 years	Location:	PLEASANTON, CA

Home town:
Current & past employers:	Tiburon Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/22/10 > I plan on using the funds from this loan to pay for a wedding ring for my fiance'. I have a stable job in the finance field, as well as work for a stable software company.

A credit bureau reported the following information about this borrower member on June 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	3	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 535233

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
535233	$1,000	$1,000	7.51%	1.00%	June 24, 2010	July 6, 2013	July 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 535233. Member loan 535233 was requested on June 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	The Telephone Connection	Debt-to-income ratio:	15.47%
Length of employment:	10+ years	Location:	henderson, NV

Home town:
Current & past employers:	The Telephone Connection
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/22/10 > Attending Grandmother's 90th Birthday Party. I have had the same job for 11 1/2 years and all of my bills are paid on time. Debt very low.

A credit bureau reported the following information about this borrower member on June 22, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	71
Revolving Credit Balance:	$334.00	Public Records On File:	1
Revolving Line Utilization:	7.10%	Months Since Last Record:	100
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 535238

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
535238	$8,500	$8,500	10.38%	1.00%	June 28, 2010	July 6, 2013	July 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 535238. Member loan 535238 was requested on June 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,500 / month
Current employer:	EZ Title Services	Debt-to-income ratio:	7.57%
Length of employment:	3 years	Location:	HOUSTON, TX

Home town:
Current & past employers:	EZ Title Services
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/22/10 > Please help me with my big buy!! Thank you to all that do! :)

A credit bureau reported the following information about this borrower member on June 22, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,702.00	Public Records On File:	0
Revolving Line Utilization:	56.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	I live at home and help support my parents in their golden years. My home is paid for in full, therefore i have no rent or mortgage to pay. The deed is held by my parents currently, but we have been discussing putting it in my name. I have lived at this address for over 10 years.
Congratulations on your approval from Lending Club. As investors interested in your loan, we are interested in getting an accurate snapshot beyond the provisions in the loan description section. Please feel free to answer the following questions as it pertains to your loan. Your detailed answers would greatly assist investors in funding your loan in a timely manner. 1. Could you please elaborate on the purpose of this loan? How will this loan be used? 2. Who is your employer and what is your position/responsibilities? Any contingency plans should you be laid off from your current position? 3. What are your other $ monthly costs (mortgage, car, utilities, insurance, phone, internet, food, gym, childcare costs as applicable)? 4. Would you please list the details of each loan: who you owe, current balance, interest rate, monthly amount paid? In addition, which ones will/will not be paid? 5. Explanations for any past delinquencies/public records (if any). 6. Can you list any investments and balances? 7. Are you the sole wage earner in your household or is there another? If there is another, what is your combined income? 8. Can you list your savings account balance(s) and/or any other kind of emergency funds? Will you have the LC (lending club) loan automatically withdrawn from your account? We respect your privacy and understand that while these questions may seem intrusive, your answers will help lenders know how this new loan will fit into your budget, and make them feel secure that their money is being invested wisely.	I primarily work for a title company that processes vehicle titles in the state of Texas. I also hold a second, part time job for chase bank. I do have money saved in the unlikely event that i should lose my primary and secondary jobs, but those funds are never touched by myself or anyone else so that i have no worries in that case. Currently I have only very minimal expenses, a cell phone and 4 credit cards, 3 of which i really never use anymore since paying them off last year. If they do happen to be used, they are usually paid off within a month or two. My car has been paid off for 2 years since purchased new in 2004 and still looks/runs like a new car. I do not hold any investments at this time, but am looking into it for the near future. For this particular loan, my goal is to have it paid in full, well ahead of the 36 month term, which i am fairly confident i can reach.
Hello, I would like to ask the obvious -- can you please specify what you will use the loan proceeds for?	A majority of the loan will be used to purchase an inexpensive, older vehicle that cannot be financed through typical auto loans. I drive alot for for work and hate putting so much strain on my car now. Any remaining funds will be used to pay toward some existing credit card debt.
How much debt do you have? How do you plan on avoiding additional debt while paying this loan off?	I only have one credit card that i use if i need to, i really only primarily use my bank debit card. My other cards are paid or are being paid off currently (part of the loan proceeds will go toward paying one of the cards off. I dont have a car note, and have very little monthly expense at this time. As for avoiding debt, i have my monthly budget worked out already and never borrow money or open new credit cards. This is the first loan other than my car that i have ever asked for. As previously stated in another question, i do have a cushion of savings just in case any problems may arise.

Member Payment Dependent Notes Series 535326

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
535326	$6,000	$6,000	13.61%	1.00%	June 25, 2010	July 6, 2015	July 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 535326. Member loan 535326 was requested on June 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	KidsII	Debt-to-income ratio:	8.20%
Length of employment:	5 years	Location:	Atlanta, GA

Home town:
Current & past employers:	KidsII
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/22/10 > I recently sold my old car so its time to get something more reliable. I have some money saved so I'm planning on using the extra money from this loan to get a newer car.

A credit bureau reported the following information about this borrower member on June 22, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,549.00	Public Records On File:	0
Revolving Line Utilization:	28.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Kidsll and what do you do there?	Kidsii is a Design company where we manufacture baby toys and baby furniture for Brands such as Baby Einstein, Disney, Boppy and Brighstarts. I'm a product designer and I have been working there for 5 years now. you can check our website at www.kidsii.com
Thank you for taking the time to answer lender questions and for the information you have provided. I am going to help fund your loan. That said, please be aware this loan is being funded by real people that believe in you and what you have told us. Remember, if you fail to make payments it does not hurt some megabank, but rather, you are directly affecting our lives. As small lenders we simply ask that you be a responsible borrower and take your obligation serioursly. Best of luck to you.	I appreciate it. I'm very responsible with my debts. I've never had a single late payment in my life and I'm planning on keeping it that way.

Member Payment Dependent Notes Series 535336

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
535336	$8,500	$8,500	7.14%	1.00%	June 28, 2010	July 6, 2013	July 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 535336. Member loan 535336 was requested on June 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	electro mec inc	Debt-to-income ratio:	15.62%
Length of employment:	10+ years	Location:	indiana, PA

Home town:
Current & past employers:	electro mec inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/24/10 > want the loan to pay off 2 credit cards, get a natural gas hookup for my house, and couple of other home improvements...

A credit bureau reported the following information about this borrower member on June 22, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,749.00	Public Records On File:	0
Revolving Line Utilization:	28.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Sorry not understand "ground hog day" means here. Bother to explain?	I couldn't think of a name to give the loan. I have a pet groundhog in the back yard so that's the name I put on the loan. Also, just saw the movie"GROUND HOG DAY" and thought it was a good loan name....thanks
Well, that's got to be one of the most original reasons I've seen for naming a loan...sent a few bucks your way.	thank you

Member Payment Dependent Notes Series 535386

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
535386	$2,000	$2,000	11.12%	1.00%	June 28, 2010	July 6, 2013	July 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 535386. Member loan 535386 was requested on June 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$960 / month
Current employer:	n/a	Debt-to-income ratio:	5.31%
Length of employment:	n/a	Location:	Colorado Springs, CO

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on June 22, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,148.00	Public Records On File:	0
Revolving Line Utilization:	29.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	I currently live with my daughter in-law. She owns the house that I currently live in. So I do not have a monthly mortgage payment. Not sure what the current value of her home is.
Hi, Can you please detail your employment info for me? I'm interested in funding your loan, but I need to know 1. who you work for? 2. what you do there? 3. how long you've been there? That will help me gauge how able to pay back this loan you will be. Thanks!	I am retired. I live with my daughter in law. Since my son passed away I live with her and take care of Grandkids while she works. I currently get social security for $960.00 per month . Thank you .
Congratulations on your approval from Lending Club. As investors interested in your loan, we are interested in getting an accurate snapshot beyond the provisions in the loan description section. Please feel free to answer the following questions as it pertains to your loan. Your detailed answers would greatly assist investors in funding your loan in a timely manner. 1. Could you please elaborate on the purpose of this loan? How will this loan be used? 2. Who is your employer and what is your position/responsibilities? Any contingency plans should you be laid off from your current position? 3. What are your other $ monthly costs (mortgage, car, utilities, insurance, phone, internet, food, gym, childcare costs as applicable)? 4. Would you please list the details of each loan: who you owe, current balance, interest rate, monthly amount paid? In addition, which ones will/will not be paid? 5. Explanations for any past delinquencies/public records (if any). 6. Can you list any investments and balances? 7. Are you the sole wage earner in your household or is there another? If there is another, what is your combined income? 8. Can you list your savings account balance(s) and/or any other kind of emergency funds? Will you have the LC (lending club) loan automatically withdrawn from your account? We respect your privacy and understand that while these questions may seem intrusive, your answers will help lenders know how this new loan will fit into your budget, and make them feel secure that their money is being invested wisely.	To help daughter-in-law pay off funeral of son. I am receiving Social security. Health Insurance is $100.00 per month. I will would like to not have loan automatically taken from account. However if it is requirement can have auto withdrawn.

Member Payment Dependent Notes Series 535421

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
535421	$2,800	$2,800	7.88%	1.00%	June 25, 2010	July 6, 2013	July 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 535421. Member loan 535421 was requested on June 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,233 / month
Current employer:	Costco Wholesale	Debt-to-income ratio:	19.59%
Length of employment:	6 years	Location:	Crawfordville, FL

Home town:
Current & past employers:	Costco Wholesale
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on June 22, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1989	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,177.00	Public Records On File:	1
Revolving Line Utilization:	44.40%	Months Since Last Record:	117
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 535510

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
535510	$2,400	$2,400	10.75%	1.00%	June 28, 2010	July 6, 2013	July 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 535510. Member loan 535510 was requested on June 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,833 / month
Current employer:	n/a	Debt-to-income ratio:	7.09%
Length of employment:	n/a	Location:	paramount, CA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/22/10 > I am a looking to fund my education as i am seeking my CPA license.CPA stands for certified public accountant.the fees to take a pre-test course is $1,700.also there is an additional $900 to take the actual test but that wont be till next year.

A credit bureau reported the following information about this borrower member on June 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,808.00	Public Records On File:	0
Revolving Line Utilization:	39.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Your "Major Purchase" or "Other" category loan is 1 of 394 borrower loans that Lending Club listed today for lender consideration. Lenders are attracted to loans where borrower provided basic DETAILS about their loan; buy a boat and motor, durable household appliances such as refrigerator-freezer, washer-dryer, HVAC system, an engagement ring, or home furniture, etc. and the PURPOSES how, after a loan funds and the required origination fee is deducted, the net proceeds are intended to be spent to benefit the borrower? What are debts that are to be Consolidated? Refinanced? Consolidated? et al. Your listing currently provides very limited or no helpful information that attracts a lenders interest and for them to possibly commit their $ to help fund your loan. Loan remains the 1st class mystery to all lenders. You should provide the basic Details and Purposes about how a loan is intended to benefit you. Minus this information, loan doesn't compete favorably for lenders available funding $. At end of borrower registration process exists the opportunity to add the DESCRIPTION details, purposes, miscellaneous, etc, that will aid prospective lenders. Consider my honest appraisal to be highly positive feedback intended to help you to attract needed lenders $. Lender 505570 U S Marine Corps-RETIRED Wednesday 06.23.2010 at 7:37 AM ET	I just graduated from college this summer with a bachelors degree in accounting. the purpose of the loan is to fund my CPA (Certified Public Accountant) "school".this "school" is not required but recommended to succeed during your CPA exam.the school will be with rogerCPAreview.com. my fees will be $1,700 which includes materials such as books and a computer cd study manual.the full course takes about four months to complete. i plan to eventually take my CPA exam in california.i am investing in my education and career which will further my career.
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	(1-3)1i do not owe any mortgage on my house as i am currently living with my parents along my wife and 1 year old daughter.i do not have a HELOC.(4)250K? (5)22 years.thank you.i look forward towards your help.
Hi, Can you please detail your employment info for me? I'm interested in funding your loan, but I need to know 1. who you work for? 2. what you do there? 3. how long you've been there? That will help me gauge how able to pay back this loan you will be. Thanks!	(1)Mercedes Benz Research and Development.Long Beach,CA(2)I test drive prototype MB vehicles in different terrains.(3)5 years
Hello there, I am interested in financing your loan. But please answer these two questions first please: 1. Do you hold the title to your home on *your own name* 2. How much equity do you have on your house? (please provide the home valuation and total balance of the mortgage/heloc loans) Thank you.	I am currently living with my parents with my wife and 1 year old daughter.i do not pay rent.

Member Payment Dependent Notes Series 535511

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
535511	$9,600	$9,600	7.14%	1.00%	June 28, 2010	July 7, 2013	July 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 535511. Member loan 535511 was requested on June 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,000 / month
Current employer:	Systemware Inc.	Debt-to-income ratio:	3.65%
Length of employment:	3 years	Location:	Newbury Park, CA

Home town:
Current & past employers:	Systemware Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on June 22, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,387.00	Public Records On File:	0
Revolving Line Utilization:	9.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please provide description of the major purchase.	The purchase is for 2005 BMW R1200GS motorcycle. It has only 1200 miles on it and is in great shape! The sellers description is: This bike has only 1200 miles. I have Jesse side bags and a BMW rear hard bag. It is my own personal bike and I bought it new. The bike is in St. George Utah at my winter home. This is my 3rd GS and it is awesome. The bike has a small dimple on the chrome muffler cover, it must have happened in my garage. It has a throttle lock, heated grips, and ABS. It had the 600 mile service. The motorcycle was purchased on Ebay.
Hello. St. George Utah is in a nice part of the country. I remember a sign there that shows the miles to Las Vegas and the miles to Salt Lake City (like at the opposite ends of the universe). How many mortgages do you have? What is their total cost per month? How stable is your job over the next three years? Your answers are appreciated. Wishing you well.	I have one mortgage, no seconds. The total cost is $2480/month. This includes impounded insurance and property taxes. My job is very stable, we sell software and equipment to the US Government as well as some internationally and to private US companies. Systemware is a subsidiary of CACI a large US government contractor and service provider. www.caci.com.

Member Payment Dependent Notes Series 535555

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
535555	$2,400	$2,400	16.82%	1.00%	June 25, 2010	July 6, 2015	July 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 535555. Member loan 535555 was requested on June 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,750 / month
Current employer:	bank of america	Debt-to-income ratio:	20.25%
Length of employment:	2 years	Location:	LANCASTER, CA

Home town:
Current & past employers:	bank of america
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/23/10 > The money is needed for my relocation expenses and can be paid in full within 6 months with no problem. Borrower added on 06/23/10 > Additionally, I'm receiving a large inheritence no later than September which would be more than enough to come home to my family; however I have to relocate now. Paying this back is no issue and the monthly payments are very manageable.

A credit bureau reported the following information about this borrower member on June 22, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,507.00	Public Records On File:	0
Revolving Line Utilization:	47.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your position at BOA? Why are you relocating?	I am currently an Editor in the 'Office of the President'. I Edit the outgoing letters and assure that the representatives have assisted the customer appropriately. I am returning home because my mother is ill and I don't have much time left with her. My grandfather left me a large inheritance, when he passed away, that I will receive in August or September however, I really need to move home now. Thank you for the inquiry :)
Will you be quitting your job? How far are you moving?	I am relocating from California to Ohio. I looked into transferring my job, unfortunately, Bank of America has no positions available in Ohio. I've had a phone interview with KeyCorp bank (who has branches in Columbus Ohio) human resources who has set up an interview with me in person. Otherwise, the inheritance I am receiving is equal to one year of my annual income in the event that the job at KeyCorp isn't available immediately. Thanks :)
Will you be quitting your job? Taking a leave of absence? How far will you be moving?	I'm moving from California back to my homestate of Ohio and have been offered a position with KeyCorp Bank. Unfortunately, Bank of America has no positions for me in Ohio or I would transfer. Thanks :)
Have you provided Lending Club with your future address/contact information/bank account information yet?	Hello, When I received your inquiry I checked my profile and it will only reflect one address at a time. I contacted Lending Club customer support and spoke with Rachel who advised that I leave my California address for now, since it is current, and change the address in my profile once I move to Columbus Ohio which will be in around 10 days. I will also transfer my checking account and update this on file once I choose a bank in Ohio. My phone number is on file and will stay the same (cell phone). Thank you :)

Member Payment Dependent Notes Series 535627

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
535627	$7,200	$7,200	16.32%	1.00%	June 28, 2010	July 7, 2013	July 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 535627. Member loan 535627 was requested on June 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,400 / month
Current employer:	911th AW	Debt-to-income ratio:	15.32%
Length of employment:	7 years	Location:	Pittsburgh, PA

Home town:
Current & past employers:	911th AW
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/23/10 > I recently bought a house in January. This is my first home and have been doing many home improvements myself, such as tiling, painting, carpeting, a new walkway. A few weeks ago, we had a pretty bad rainstorm, and my basement flooded. I now have to waterproof my basement, but have ran out of money. I need to demo and gut my basement walls, which I'm doing myself to save money, but I am hiring a waterproofing company to install the interior drains and sump pump, and it is going to cost a pretty penny. I have been active duty Air Force in the Security Forces unit for almost 7 years. My car will be paid off in July, which means I'll no longer have a car payment. I have good credit (around 700), have no debt except for my mortgage, and do not believe in credit cards.

A credit bureau reported the following information about this borrower member on June 23, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2003	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	8	Months Since Last Delinquency:	22
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Lenders view the loan application featuring the Borrower's Profile [Employer and Employment Length, Monthly Gross Income, Home Ownership, Location, Debt-to-Income Ratio]; The highly condensed Transunion Credit Report [Line totals, i. e, the Revolving Credit Balance total debt but not each balance that could be owed to the possible credit grantees such as Amex, Home Depot, Lowe's, MC, Visa, etc]; And finally, if provided, an optional narrative description. I am interested to help fund your $7,200 H I P category loan. My questions are: Number [1] Position (Job/What you do) currently for employer 911TH Air Wing? Number [2] If loan 100 pct funds, then Lending Club issued standard promissory note has NO prepayment penalty. You selected 36-months maximum term repayment that offers the most flexability and a lowest monthly payment. Do you intend to payoff this loan early? < 1-yr? 1 to 2-yrs? Or use the 2 to 3-yrs maximum time allowed? [Time question asks for answer based on current intentions. Every borrower has an initial idea of how long they will continue to pay on their loan before the final payment occurs. Provide an approximate in years answer. Your answer will help many lenders who read Q-A's, and myself, together to fund your loan.] Advance thanks for TWO answers that will help other lenders, and myself, to make a informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Beach, VA Wednesday 06.23.2010 at 8:21 PM ET.	1: Active Duty Security Forces (Military Police) My primary duties are between law enforcement and security details. 2: I would like to pay it off early. I am looking at approximately within 2 years of having it paid off.
Hello there, I am interested in financing your loan. But please answer these two questions first please: 1. Do you hold the title to your home on *your own name* 2. How much equity do you have on your house? (please provide the home valuation and total balance of the mortgage/heloc loans) Thank you.	1: No I do not. I just bought the house in January. 2. The loan was approximately for $117,500. My monthly payments are approximately $760.00, but I pay an extra 150 every month towards the principal balance, which is currently around $116,000.
Received your email. Thanks for reply. You need to follow-up on my earlier email I sent about YOU contacting Credit Reviewers ASAP and faxing to them your income documents (LES's) so that loan will be "Approved" for issue and attracts lenders who commit $$. A 3-year $7,200 HIP loan at 16.32 pct APR for active duty military should fund very quickly provided Credit Review is completed early on in funding cycle. MSgt E-8 USMC Finance Chief Lender 505570 USMC-RETIRED 06.24.2010 at 03:45 AM ET	Ok thank you. I will as soon as my bank account has been verified. I have not had the debit taken from my account yet.
I like your loan metrics, but just curious, do you plan on remaining within the Air Force over the lifetime of your loan?	Yes, my enlistement is up in December of 2013.

Member Payment Dependent Notes Series 535631

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
535631	$1,400	$1,400	11.86%	1.00%	June 28, 2010	July 7, 2013	July 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 535631. Member loan 535631 was requested on June 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,337 / month
Current employer:	n/a	Debt-to-income ratio:	12.98%
Length of employment:	1 year	Location:	New York, NY

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/24/10 > I work for Prudential Douglas Elliman and Sidney Frank Importers. As Real Estate agent and also as a Liquor promoter/Model.

A credit bureau reported the following information about this borrower member on June 23, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	45
Revolving Credit Balance:	$7,323.00	Public Records On File:	0
Revolving Line Utilization:	59.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Who is your employer? You didn't list one. Are you employed? What is your source of income?	Prudential Douglas Elliman (Real Estate Licensed Agent) Sidney Frank Importers (Liquor Promoter/Model)

Member Payment Dependent Notes Series 535667

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
535667	$7,000	$7,000	7.14%	1.00%	June 28, 2010	July 7, 2013	July 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 535667. Member loan 535667 was requested on June 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,583 / month
Current employer:	Extendicare Health Services	Debt-to-income ratio:	14.08%
Length of employment:	8 years	Location:	Grafton, WI

Home town:
Current & past employers:	Extendicare Health Services
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on June 23, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1997	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,957.00	Public Records On File:	0
Revolving Line Utilization:	22.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello. What debts are you consolidating? What is the average percent interest on these debts? What other major debts do you have (not including the mortgage on your home)? Your answers are appreciated. Wishing you well.	I'm consolidating a couple of credit cards that have APR's ranging from 15 - 18%. This loan will reduce the interest so I can payoff the principal sooner. Thanks for your question.

Member Payment Dependent Notes Series 535696

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
535696	$5,000	$5,000	13.23%	1.00%	June 28, 2010	July 7, 2013	July 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 535696. Member loan 535696 was requested on June 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,667 / month
Current employer:	Lewis, Inc.	Debt-to-income ratio:	10.72%
Length of employment:	7 years	Location:	Baton Rouge, LA

Home town:
Current & past employers:	Lewis, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/24/10 > I'll be using this loan to consolidate all of my credit card debt. It would be easier to pay if they were all under a single bill, and the proposed rate of this personal loan would be a bit less than I'm paying on the cards.

A credit bureau reported the following information about this borrower member on June 23, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	17	Months Since Last Delinquency:	10
Revolving Credit Balance:	$17,530.00	Public Records On File:	0
Revolving Line Utilization:	54.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But please answer these two questions first please: 1. Do you hold the title to your home on *your own name* 2. How much equity do you have on your house? (please provide the home valuation and total balance of the mortgage/heloc loans) Thank you.	I don't actually hold the title to the home. I am getting married in October and I moved in with my fiance. She owns the home and is currently paying the mortgage. I can provide you any info you need about her, if that would help.

Member Payment Dependent Notes Series 535723

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
535723	$2,850	$2,850	11.86%	1.00%	June 25, 2010	July 7, 2013	July 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 535723. Member loan 535723 was requested on June 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	PC Richard and son	Debt-to-income ratio:	7.08%
Length of employment:	3 years	Location:	Centereach, NY

Home town:
Current & past employers:	PC Richard and son
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/20/10 > purchase of a used motorcycle

A credit bureau reported the following information about this borrower member on June 18, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1968	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,919.00	Public Records On File:	0
Revolving Line Utilization:	18.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 535733

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
535733	$5,000	$5,000	20.16%	1.00%	June 28, 2010	July 7, 2015	July 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 535733. Member loan 535733 was requested on June 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,354 / month
Current employer:	W.W. Grainger, Inc.	Debt-to-income ratio:	14.82%
Length of employment:	5 years	Location:	Round Lake, IL

Home town:
Current & past employers:	W.W. Grainger, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/24/10 > This loan will be used to front closing costs to refinance my existing mortgage. Upon closing, the great majority of the loan balance will be paid off as I will be utilizing the returned escrow funds to do so (over $3000).

A credit bureau reported the following information about this borrower member on June 23, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	61	Months Since Last Delinquency:	19
Revolving Credit Balance:	$21,829.00	Public Records On File:	0
Revolving Line Utilization:	67.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	8

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Why are you wanting/needing to borrow $5,000? And what was your delinquency 19 months ago?	I am refinancing my mortgage to lower my monthly payments and need to borrow this money to cover closing costs. I expect the loan to be paid in full within 3-months after receiving the funds (paying off 80% with the returned escrow from my existing mortgage company after closing).
And what was your delinquency 19 months ago?	This was due to a payment for my Bank of America being a couple days past due. It was an error however, they refused to assist me in correcting it without it being reflected on my credit report.

Member Payment Dependent Notes Series 535766

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
535766	$12,000	$12,000	15.21%	1.00%	June 29, 2010	July 7, 2013	July 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 535766. Member loan 535766 was requested on June 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,833 / month
Current employer:	Arcadis US Inc.	Debt-to-income ratio:	6.78%
Length of employment:	4 years	Location:	Washington, DC

Home town:
Current & past employers:	Arcadis US Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/23/10 > We are getting married on October 2, 2010 and although we have well over 50% of the wedding saved and paid for we need the cash boost pay off the final vendors between now and October 2, 2010. We've been saving between $1500 and $2000 per month but we've just ran out of time to save the final amount before the big day. The $417.00 monthly payment is well within our monthly budget that we've been setting aside as savings. We both live and work in Washington DC and both of our jobs are very secure.

A credit bureau reported the following information about this borrower member on June 23, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2007	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,888.00	Public Records On File:	0
Revolving Line Utilization:	81.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What will be your total combined household income?	Our total combined household income is $147,000.00.
Congratulations. I'm interested in funding your loan, but have a few questions. (1) What is the total budget of your wedding? (2) What does your fiance do? (3) What are your monthly expenses (rent, car, student loans, etc.)? Thanks so much and good luck!	1) Our wedding budget is approximately $35,000.00 2) My finance works for the Department of Justice as an Editor. 3) Monthly expenses: Rent = $1608.00 Car Loan = $335.00 (over 50% paid) Car Insurance = $155 Utilities inc. Cell Phones, Water, Cable & Electric = $350.
Do you intend to use the full 3 years of the repayment period, or do you intend to pay off the loan in 8 months @ $1500/month, paying your lenders instead of "paying" your savings account? At a 15.21% rate, I'd suggest considering the latter...Thanks in advance for the answer	We do intend to pay the loan off quicker than the 3 year repayment period but not @ $1500.00 per month. In addition to paying this loan off we also intend to use a portion of the $1500/$2000 per month to save for a down payment on a house.

Member Payment Dependent Notes Series 535847

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
535847	$5,000	$5,000	16.32%	1.00%	June 29, 2010	July 7, 2015	July 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 535847. Member loan 535847 was requested on June 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,500 / month
Current employer:	Buten Inc dba Car-X Auto Services	Debt-to-income ratio:	20.36%
Length of employment:	10+ years	Location:	Cincinnati, OH

Home town:
Current & past employers:	Buten Inc dba Car-X Auto Services
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on June 23, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1987	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	32
Revolving Credit Balance:	$28,372.00	Public Records On File:	0
Revolving Line Utilization:	86.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But please answer these two questions first please: 1. Do you hold the title to your home on *your own name* 2. How much equity do you have on your house? (please provide the home valuation and total balance of the mortgage/heloc loans) Thank you.	Type your answer here. We own the home valued at 148k that we owe 120k on.

Member Payment Dependent Notes Series 535873

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
535873	$7,200	$7,200	11.86%	1.00%	June 29, 2010	July 7, 2013	July 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 535873. Member loan 535873 was requested on June 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,100 / month
Current employer:	virginia regional medical center	Debt-to-income ratio:	18.86%
Length of employment:	10+ years	Location:	virginia, MN

Home town:
Current & past employers:	virginia regional medical center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/25/10 > I need to consolidate my credit cards so i can have one payment. I would like to be debt free and not worry. My job is stable .

A credit bureau reported the following information about this borrower member on June 23, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2005	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,917.00	Public Records On File:	0
Revolving Line Utilization:	51.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello and Welcome to Lending Club! Would you mind giving us details of debts you are looking to consolidate? (Names of accounts, current balances, APR's, and monthly payments) Will Lending Club loan help you lower your monthly payment? Thanks and good luck!	Type your answer here.Target visa-2,000.00. Chase visa 2,000.00. Herbergers HSBC-700.00. Union plus-700.00. WalMart-700.00.18% to 19%.
You listed accounts with balances that total $4,100, yet you're requesting $7,200. What is the extra money for? Are you not listing other accounts?	Type your answer here.2,000.00 + 2,000.00 + 700.00 + 700.00 + 700.00 = $6,100.00. Plus 2 small medical bills. Have a good day!

Member Payment Dependent Notes Series 535917

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
535917	$2,000	$2,000	11.86%	1.00%	June 29, 2010	July 7, 2013	July 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 535917. Member loan 535917 was requested on June 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,600 / month
Current employer:	mechanical engineering and construction	Debt-to-income ratio:	10.43%
Length of employment:	2 years	Location:	baltimore, MD

Home town:
Current & past employers:	mechanical engineering and construction
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on June 23, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	28
Revolving Credit Balance:	$1,698.00	Public Records On File:	0
Revolving Line Utilization:	25.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 536019

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
536019	$4,000	$4,000	17.56%	1.00%	June 29, 2010	July 7, 2015	July 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 536019. Member loan 536019 was requested on June 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	Newcomer Concrete Services	Debt-to-income ratio:	2.09%
Length of employment:	4 years	Location:	Norwalk, OH

Home town:
Current & past employers:	Newcomer Concrete Services
Education:

This borrower member posted the following loan description, which has not been verified:

Loan is for a 1979 Harley Shovelhead in excellent condition!

A credit bureau reported the following information about this borrower member on June 16, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1993	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	35
Revolving Credit Balance:	$885.00	Public Records On File:	0
Revolving Line Utilization:	88.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But please answer these two questions first please: 1. Do you hold the title to your home on *your own name* 2. How much equity do you have on your house? (please provide the home valuation and total balance of the mortgage/heloc loans) Thank you.	yes, Home value $147,000.00/ Balance of mortgage $135,000.00
What is your position with Newcomer Concrete Services? Thank you	Foreman

Member Payment Dependent Notes Series 536087

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
536087	$4,000	$4,000	7.88%	1.00%	June 28, 2010	July 7, 2015	July 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 536087. Member loan 536087 was requested on June 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	UPMC	Debt-to-income ratio:	13.86%
Length of employment:	5 years	Location:	gibsonia, PA

Home town:
Current & past employers:	UPMC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/24/10 > I have my income tax return and this loan to pay off higher interest rate cards

A credit bureau reported the following information about this borrower member on June 23, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1992	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	43
Revolving Credit Balance:	$9,638.00	Public Records On File:	0
Revolving Line Utilization:	27.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello, What is UPMC and what is your position there?	REGISTERED NURSE IN THE SURGICAL ICU

Member Payment Dependent Notes Series 536201

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
536201	$1,450	$1,450	15.58%	1.00%	June 29, 2010	July 8, 2013	July 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 536201. Member loan 536201 was requested on June 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Mom's Organic Market	Debt-to-income ratio:	17.24%
Length of employment:	1 year	Location:	WINDSOR MILL, MD

Home town:
Current & past employers:	Mom's Organic Market
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on June 24, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$786.00	Public Records On File:	0
Revolving Line Utilization:	98.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Mom's Organic Market and what do you do there?	Mom's Organic Market is an organic grocery store located in Jessup, Maryland and I work as a Customer Service Representative.

Member Payment Dependent Notes Series 536209

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
536209	$5,000	$5,000	7.14%	1.00%	June 29, 2010	July 8, 2013	July 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 536209. Member loan 536209 was requested on June 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	n/a	Debt-to-income ratio:	0.96%
Length of employment:	4 years	Location:	Casselberry, FL

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/24/10 > MY REPAIR SHOP IS DOING WELL . AND THE REASON I GOT THIS LOAN IS TO IMPROVE ON MY CREDIT SCORE Borrower added on 06/25/10 > GOOD NEWS I WON THE CAR ! GOING NOW TO PAY CASH 4 IT .. Borrower added on 06/25/10 > wow wish you could see this car, it's a beauty and should sell for 3-4 times what i paid. that's how ya make COIN ! with age comes wisdom . J Borrower added on 06/25/10 > You will remember me in the future as a sure thing !

A credit bureau reported the following information about this borrower member on June 24, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1989	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$727.00	Public Records On File:	0
Revolving Line Utilization:	1.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello. What is your source of income? Do you have any other major debts besides your mortgage. Your answers are appreciated. Wishing you well.	my repair shop. and nothig else but a mortage at 10% 19,500 left to pay i'm looking for a BETTER RATE than the crapy rate offerd ? on this loan .. .go HERE AND SEE ME .A RISK THAT WILL PAY OFF ! http://maps.google.com/maps/place?rls=com.microsoft:en-us:IE-Address&oe=UTF-8&rlz=1I7GGLA_en&um=1&ie=UTF-8&q=pool+pump+repair+32750&fb=1&gl=us&hq=pool+pump+repair&hnear=Longwood,+FL+32750&cid=9186213048628859752 . thanks jay

Member Payment Dependent Notes Series 536213

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
536213	$5,600	$5,600	11.49%	1.00%	June 28, 2010	July 8, 2013	July 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 536213. Member loan 536213 was requested on June 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,083 / month
Current employer:	rolling hills casino	Debt-to-income ratio:	7.45%
Length of employment:	8 years	Location:	CORNING, CA

Home town:
Current & past employers:	rolling hills casino
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/24/10 > Not exactly sure what to put here. I've been at my job for 8 years and am as secure as you really could be at this time. I work a salary job at a casino so it's not going out of business any time soon! Have some higher interest credit that I'd like to get rid of and have one payment. Borrower added on 06/25/10 > Checked out some of the most common questions and figured I'd answer them up front. I have a BOFA credit card with around 22% interest and $1800 on it, A horrible consolidation loan from american general with around 26% interest on it that has $2200 left and around $900 left in an IRS tax installment agreement. In all it's around $350 a month in payments that will be getting cut, making it easy to cover the cost of this loan. I also plan on paying it off sooner than the 3 years. If you have any other questions I'll be checking up often and thank you to everyone in advance.

A credit bureau reported the following information about this borrower member on June 24, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	15	Months Since Last Delinquency:	20
Revolving Credit Balance:	$3,227.00	Public Records On File:	0
Revolving Line Utilization:	30.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 536230

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
536230	$4,000	$4,000	7.51%	1.00%	June 28, 2010	July 8, 2013	July 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 536230. Member loan 536230 was requested on June 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	OUTWATER HARDWARE	Debt-to-income ratio:	6.38%
Length of employment:	10+ years	Location:	WAYNE, NJ

Home town:
Current & past employers:	OUTWATER HARDWARE
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/25/10 > I AM USING THIS LOAN TO PAY OFF THE LITTLE BIT OF CREDIT CARD DEBT I HAVE. THEN I AM CLOSING THE ACCOUNTS.

A credit bureau reported the following information about this borrower member on June 24, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,159.00	Public Records On File:	1
Revolving Line Utilization:	22.90%	Months Since Last Record:	104
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 536253

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
536253	$6,000	$6,000	13.23%	1.00%	June 28, 2010	July 8, 2013	July 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 536253. Member loan 536253 was requested on June 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,667 / month
Current employer:	Adidas	Debt-to-income ratio:	7.18%
Length of employment:	< 1 year	Location:	Baltimore, MD

Home town:
Current & past employers:	Adidas
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on June 24, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,337.00	Public Records On File:	0
Revolving Line Utilization:	25.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But please answer these two questions first please: 1. Do you hold the title to your home on *your own name* 2. How much equity do you have on your house? (please provide the home valuation and total balance of the mortgage/heloc loans) Thank you.	The title of my house in both my and my girlfriends name. We just bought the home in december, so I am not sure of the amount of equity we currently have. I can tell you that our payments are $1340 a month, and I put about $9,000 down on the home.

Member Payment Dependent Notes Series 536423

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
536423	$2,500	$2,500	6.76%	1.00%	June 28, 2010	July 8, 2013	July 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 536423. Member loan 536423 was requested on June 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,867 / month
Current employer:	Bright House Networks	Debt-to-income ratio:	1.87%
Length of employment:	5 years	Location:	Bakersfield, CA

Home town:
Current & past employers:	Bright House Networks
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on June 24, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1985	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$662.00	Public Records On File:	0
Revolving Line Utilization:	3.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 536484

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
536484	$3,000	$3,000	10.75%	1.00%	June 29, 2010	July 8, 2013	July 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 536484. Member loan 536484 was requested on June 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,667 / month
Current employer:	Readers Wholesale Dist	Debt-to-income ratio:	11.25%
Length of employment:	4 years	Location:	Pointblank, TX

Home town:
Current & past employers:	Readers Wholesale Dist
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on June 24, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1993	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,630.00	Public Records On File:	0
Revolving Line Utilization:	87.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 536518

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
536518	$3,500	$3,500	11.49%	1.00%	June 29, 2010	July 8, 2013	July 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 536518. Member loan 536518 was requested on June 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	n/a	Debt-to-income ratio:	19.90%
Length of employment:	n/a	Location:	San Diego, CA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on June 24, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2003	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,557.00	Public Records On File:	0
Revolving Line Utilization:	50.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Congratulations on your approval from Lending Club. As investors interested in your loan, we are interested in getting an accurate snapshot beyond the provisions in the loan description section. Please feel free to answer the following questions as it pertains to your loan. Your detailed answers would greatly assist investors in funding your loan in a timely manner. 1. Could you please elaborate on the purpose of this loan? How will this loan be used? 2. Who is your employer and what is your position/responsibilities? Any contingency plans should you be laid off from your current position? 3. What are your other $ monthly costs (mortgage, car, utilities, insurance, phone, internet, food, gym, childcare costs as applicable)? 4. Would you please list the details of each loan: who you owe, current balance, interest rate, monthly amount paid? In addition, which ones will/will not be paid? 5. Explanations for any past delinquencies/public records (if any). 6. Can you list any investments and balances? 7. Are you the sole wage earner in your household or is there another? If there is another, what is your combined income? 8. Can you list your savings account balance(s) and/or any other kind of emergency funds? Will you have the LC (lending club) loan automatically withdrawn from your account? We respect your privacy and understand that while these questions may seem intrusive, your answers will help lenders know how this new loan will fit into your budget, and make them feel secure that their money is being invested wisely.	The purpose of this loan is to pay off a personal loan and pay off two other credit card bills. I work at the Naval hospital Balboa, where I am employed by the United States Navy. I am a hospital corpsman in the military, equivalent to a Licensed vocational Nurse in the civilian world. I work on the Mother-infant unit where I take care of mothers and their babies for the first few days of life for the baby. I have secure employment with the miltary for the next three and a half years. My term is up December 2013. I have a car payment $388 per month, rent $520 per month car insurance $253 per month cell phone bill about $115 per month car ptotection plan $89 per month and my other personal loan $190 per month as well as credit card bills that i put varied amounts on every month. I have about $13000 left on my car payment, $1500 on my personal loan and about $1500 on one credit card and about $500 to $600 on my other credit card. my car payment has an intrest rate of about 7.5%, my personal loan im not sure. I have a cd that has $100 in it. I rent with two roomates, we pay $520 a peice. my combined income is $3000 per month. $200 goes to my savings acct every month. i will have the loan payment withdrawn automatically from my account. This loan will take a burden off my shoulders so that I will not have credit card payments and i can pay my personal loan off.
Who is your employer, what do you do, and for how long have you been there? So that we get a more accurate picture of your situation, please list ALL of your debts and what you pay monthly on them. Please list all other expenses, including savings. Thanks	Hospital Corpsman: United States Navy. Rent$:520.00 Car $388 Cell phone$115 Credit cards$50-100 each per month loan $190 per month insurance $253 per month car warranty $89 per month.

Member Payment Dependent Notes Series 536585

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
536585	$3,250	$3,250	13.23%	1.00%	June 28, 2010	July 8, 2013	July 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 536585. Member loan 536585 was requested on June 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,667 / month
Current employer:	Gainesville Police Department	Debt-to-income ratio:	10.24%
Length of employment:	10+ years	Location:	Alachua, FL

Home town:
Current & past employers:	Gainesville Police Department
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on June 18, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1990	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	29	Months Since Last Delinquency:	15
Revolving Credit Balance:	$32,105.00	Public Records On File:	0
Revolving Line Utilization:	72.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 536605

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
536605	$4,800	$4,800	14.72%	1.00%	June 28, 2010	July 8, 2013	July 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 536605. Member loan 536605 was requested on June 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,845 / month
Current employer:	dish network	Debt-to-income ratio:	11.65%
Length of employment:	2 years	Location:	Kingman , AZ

Home town:
Current & past employers:	dish network
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on June 24, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,795.00	Public Records On File:	0
Revolving Line Utilization:	78.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But please answer these two questions first please: 1. Do you hold the title to your home on *your own name* 2. How much equity do you have on your house? (please provide the home valuation and total balance of the mortgage/heloc loans) Thank you.	I do not hold the title on my home. My equity is unknown in this market but assummed to be little to none.
What are your other $ monthly costs (mortgage, car, utilities, any CC debt/loans not replaced by this loan, insurance, phone/cable/internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to this Q	All together roughly 3000.00 a month between mine and my wifes income of close to double that

Member Payment Dependent Notes Series 536611

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
536611	$3,500	$3,500	11.86%	1.00%	June 29, 2010	July 8, 2013	July 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 536611. Member loan 536611 was requested on June 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Peralta Community College District	Debt-to-income ratio:	7.60%
Length of employment:	10+ years	Location:	Oakland, CA

Home town:
Current & past employers:	Peralta Community College District
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on June 24, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	31
Revolving Credit Balance:	$8,316.00	Public Records On File:	0
Revolving Line Utilization:	74.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
EMAIL INTENT IS PROVIDE INSIGHT WHAT YOU DO TO QUICKLY ATTRACT LENDER'S $. Borrower, NO questions asked; NO answers required. Email is FYI. After Lending Club Home Office less than $1 deposit verifies bank account, NEXT step a borrower Employment- Income Verification "Credit Review". Employment verification independent income verification and vice verse. Home Office Credit Reviewer contacts you by email or telephone. Reviewer tells you for loan category and $ value income documents you submit- 2 Earnings Statements or a Direct Deposit receipt, 2009 IRS 1040, or if self-employed or small business owner, IRS Form T4506 Request for Copy Income Tax Return. Reviewer provides Fax Machine telephone number and indicate doc, pdf preferred format if document sent via email. When a Credit Review completed application lenders see reflect Credit Status "Approved" for funded loan's $ deposit. Appproved Credit Status benefits borrower because: (1) Loan attracts lenders waiting until review process completed before committing $. (2) After completed funding pace will quicken. (3) After a loan funded, net $ is deposited quickly into already verified bank account. Credit Review the "KEY" for borrower's loan funding. Consider the Credit Review to be proactive and can be completed quickly if borrower initiated. CREDIT REVIEW SHOULD BE COMPLETED DURING A LOANS EARLY LISTING. WAITING UNTIL LISTING AT END CREATES CHAIN-REACTION DELAY IN APPROVAL, FUNDING AND DEPOSITING $. A Credit Reviewer goal is to complete required borrower Credit Review within 3-days after loan listed. If a Credit Reviewer does N-O-T contact you within 2-days after loan's list date, AFTER verifying a less than $1 deposit posted to bank account, then ASAP initiate contact with Credit Review. Refer to "CONTACT US" link located at bottom of Home Page. Located there are Member Support Department's email address and Toll Free telephone number (support@lendingclub.com 866-754-4094). Home Office is closed Sat, Sun, national and CA, Holidays. Earlier the Credit Review finished, loan is "Approved" for issue, means sooner your loan attracts lenders who commit their $ to fund it. A borrower who takes excessive time for Credit Review to be completed because of their procrastination, then their loan $ funding lag F-A-R BEHIND loans listed same day but a Credit Review was quickly finished (usually ONE day) and loan is Approved for later issue. A participating lenders role is to exclusively fund selected loans; and to ask necessary clarifying questions. A Home Office Credit Reviewer is only person who conducts borrower's employment-income verification. They are the only persons to whom a borrower sends all required income documents. I'll revisit later and then ask questions about loan. Information benefits 1ST time LC borrower. Lender 505570 U S Marine Corps-Retired Friday 06.25.2010 at 5:15 AM ET	Please ask question when ready.
If loan 100 pct funds, then Lending Club issued standard promissory note has NO prepayment penalty. You selected 36-months maximum term repayment that offers the most flexability and a lowest monthly payment. Do you intend to payoff this loan early? < 1-yr? 1 to 2-yrs? Or use the 2 to 3-yrs maximum time allowed? [The Length of Time question asks for the answer based on current intentions. Every borrower has an initial idea of how long they will continue to pay on their loan before the final payment occurs. Provide an approximate in years answer. Your answer will help many lenders who read Q-A's, and myself, together to fund your loan.] Advance thanks for answer that will help other lenders, and myself, to make a informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Beach, VA Saturday 06.26.2010 at 11:00 PM ET	I intend to pay off this loan in approximately one year.

Member Payment Dependent Notes Series 536708

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
536708	$4,000	$4,000	13.61%	1.00%	June 28, 2010	July 8, 2015	July 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 536708. Member loan 536708 was requested on June 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	World Courier Ground	Debt-to-income ratio:	9.95%
Length of employment:	7 years	Location:	Raynham, MA

Home town:
Current & past employers:	World Courier Ground
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/24/10 > Debt consolidation loan Borrower added on 06/24/10 > Debt consolidation loan Borrower added on 06/25/10 > I have been with my current employer for 6+ years and have tremendous stability there. Borrower added on 06/25/10 > I have been with my current employer for 6+ plus years. There is tremendous stability and opportunity for advancement there.

A credit bureau reported the following information about this borrower member on June 24, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,513.00	Public Records On File:	1
Revolving Line Utilization:	11.00%	Months Since Last Record:	45
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Could you please explain your public record from 4 years ago? Art	I'm not sure what you are asking about. Could you clarify?
Your credit report shows a public record from 45 months ago. Was this a bankruptcy or other judgement?	Thanks for the clarification. That was a judgement and the debt has been paid off.
Hello. According to your credit report, there is a PUBLIC RECORD 45 months ago. Previous Lender wanted to know what it was. Public records include information like bankruptcies, judgments, tax liens, state and country court records, and, in some states, overdue child support. Depending on the type of account, a public record can remain on your credit report between 7-10 years. With this clarification, could you please explain a public record on your credit report? Thanks and good luck!	Thanks for the info
Hello there, I am interested in financing your loan. But please answer these two questions first please: 1. Do you hold the title to your home on *your own name* 2. How much equity do you have on your house? (please provide the home valuation and total balance of the mortgage/heloc loans) Thank you.	1) My wife is also listed 2) The mortgage balance is $277,159.70. The valuation of the house is $315,000 (fyi: I used zillow.com for that info)
Greetings, I'd love to fund part of your loan - but you are NOT answering questions that are needed. Come clean or look elsewhere for a loan.	Come clean? What am I hiding? I've answered the questions that members have asked. If you want to know something just ask, don't make threats.
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	These are the debts I will pay off if my loan request is funded: Dell Fin. Svcs. $674.21 27.24% Home Depot c.c.$695.56 22.99% Orchard Bank c.c. $301.05 19.99% Kay Jewelers c.c. $397.58 18.00% First Premier Bank c.c. $123.95 20.15% Honda Finance Corp. $1645.11 app. 15% (not sure exactly what it is) W.H. Riley & Son (my home heating oil co.) $370 no apr

Member Payment Dependent Notes Series 536732

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
536732	$8,000	$8,000	7.14%	1.00%	June 29, 2010	July 8, 2013	July 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 536732. Member loan 536732 was requested on June 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	Sylvania Lighting Services	Debt-to-income ratio:	0.00%
Length of employment:	5 years	Location:	Baltimore, MD

Home town:
Current & past employers:	Sylvania Lighting Services
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/25/10 > I have found a great deal on a travel trailer through a private seller who needs to sell quickly. My credit is perfect and I take pride in that. Thanks to all who invest.

A credit bureau reported the following information about this borrower member on June 24, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello. Besides your mortgage do you have any other major debts? Your answer is appreciated. Wishing you well.	None. Credit card balance is zero, car is paid off and no other debts.
Yet, you answer no one's questions.	Sorry I thought I did answer your question. To answer the original question which was, do I have any other significant debt besides my mortgage? I do not, my credit card balance is zero, my car is paid off and no other significant debt. Sorry again.

Member Payment Dependent Notes Series 536798

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
536798	$4,800	$4,800	7.51%	1.00%	June 29, 2010	July 9, 2013	July 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 536798. Member loan 536798 was requested on June 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,667 / month
Current employer:	Wausau School District	Debt-to-income ratio:	22.83%
Length of employment:	6 years	Location:	wausau, WI

Home town:
Current & past employers:	Wausau School District
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on June 24, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,803.00	Public Records On File:	0
Revolving Line Utilization:	43.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Your loan title says 'credit card pay off' but the loan purpose is 'Major Purchase'. What do you intend to use the loan for? Loan description? Art	Type your answer here. I intend to use this loan to pay-off a credit card. This is my first time using this site, and getting a loan over the computer, instead of going to a bank. Kind of scary, may be things got mixed up by accident, (my intentions), sorry, Joe.
What is your position with Wausau School District?	Type your answer here. High School Custodian, also have a second Job... At First Student, driving School Bus in the mornings. Been at both since Fall of 2004.

Member Payment Dependent Notes Series 536869

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
536869	$3,500	$3,500	10.75%	1.00%	June 29, 2010	July 9, 2013	July 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 536869. Member loan 536869 was requested on June 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	national park service	Debt-to-income ratio:	19.58%
Length of employment:	2 years	Location:	Staten Island, NY

Home town:
Current & past employers:	national park service
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on June 25, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,907.00	Public Records On File:	0
Revolving Line Utilization:	82.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What happened to you?	I was involved in a car accident

Member Payment Dependent Notes Series 537043

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
537043	$3,300	$3,300	13.23%	1.00%	June 29, 2010	July 9, 2015	July 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 537043. Member loan 537043 was requested on June 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,542 / month
Current employer:	UNIVERSAL STUDIOS	Debt-to-income ratio:	18.88%
Length of employment:	7 years	Location:	ORLANDO, FL

Home town:
Current & past employers:	UNIVERSAL STUDIOS
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/26/10 > The purpose of asking loan is to help my parents out with unexpected medical bill along with a home repair. I do intend to receive funds from my 401k but I am on time constraints and can not withdraw the money in time to meet the required time frame to pay for the expenses described. I will not be delinquent on my loan with Lending Club. And once I receive the funds from my 401k it will lend itself to pay back the loan in a timely manner . Thank you Borrower added on 06/27/10 > I have been employed with the same company for 7 years. In my first two years I was promoted to supervisor and now oversee a group of 9 employees. I have not been delinquent on past obligations to pay back on loans...car loan, credit cards, etc. I plan to pay back this loan (should I receive it) within the time period allotted or even before the last payment is scheduled. Thank you

A credit bureau reported the following information about this borrower member on June 25, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you plan to use this loan for? Loan description? Art	Without going into too much detail the purpose for this loan is to help my parents with some unexpected expenses. I have inquired other options such as my 401K but I will not be able to obtain the funds for the time restraint that is required. Thank you
Your "Major Purchase" or "Other" category loan is 1 of 394 borrower loans that Lending Club listed today for lender consideration. Lenders are attracted to loans where borrower provided basic DETAILS about their loan; buy a boat and motor, durable household appliances such as refrigerator-freezer, washer-dryer, HVAC system, an engagement ring, or home furniture, etc. and the PURPOSES how, after a loan funds and the required origination fee is deducted, the net proceeds are intended to be spent to benefit the borrower? What are debts that are to be Consolidated? Refinanced? Consolidated? et al. Your listing currently provides very limited or no helpful information that attracts a lenders interest and for them to possibly commit their $ to help fund your loan. Loan remains the 1st class mystery to all lenders. You should provide the basic Details and Purposes about how a loan is intended to benefit you. Minus this information, loan doesn't compete favorably for lenders available funding $. At end of borrower registration process exists the opportunity to add the DESCRIPTION details, purposes, miscellaneous, etc, that will aid prospective lenders. Consider my honest appraisal to be highly positive feedback intended to help you to attract needed lenders $. Lender 505570 U S Marine Corps-RETIRED Saturday 06.26.2010 at 5:47 AM ET	This loan will provide assistance to my parents with their unexpected expenses. These expenses include medical and some home repairs. I have 401K but I will not be able to obtain the funds within the time restraint that is required. Thank you

Member Payment Dependent Notes Series 537058

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
537058	$1,000	$1,000	15.21%	1.00%	June 29, 2010	July 9, 2015	July 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 537058. Member loan 537058 was requested on June 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,000 / month
Current employer:	n/a	Debt-to-income ratio:	22.20%
Length of employment:	n/a	Location:	LAS VEGAS, NV

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/25/10 > thank you very much i really need this money Borrower added on 06/25/10 > i do need this money fast please if you can help thank you Borrower added on 06/25/10 > lenders plase help me out Borrower added on 06/26/10 > lenders please i really need money Borrower added on 06/26/10 > lenders please i need the money as soon as posible Borrower added on 06/26/10 > lenders thank you iam almost there i really need this

A credit bureau reported the following information about this borrower member on June 25, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	27
Revolving Credit Balance:	$5,397.00	Public Records On File:	0
Revolving Line Utilization:	81.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Borrower Profile does not show either Employer or Length of Employment. What are sources of total $ reported Gross Income per month: Annuity? Civil Service? Disability? Investments? Military-VA? Pension? Rentals? Social Security? If self-employed, what is your occupation? If a small business owner, what is description of your primary business? Thanks for answers. Lender 505570 USMC-RETIRED Virginia Beach, VA Saturday 06.26.2010 at 05.27 AM ET	2500
What does 2500 mean? What is your source of income? What is the purpose of the loan [in Vegas]? Thank you.	why does living in vegas have to do with gambling i hate gamblers
hahahaha. location: las vegas, nevada. all sorts of updates begging for money. sounds like a gambling problem.	i hate gambling i just need money

Member Payment Dependent Notes Series 537244

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
537244	$4,000	$4,000	7.14%	1.00%	June 29, 2010	July 9, 2013	July 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 537244. Member loan 537244 was requested on June 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,833 / month
Current employer:	Henry Ford Health	Debt-to-income ratio:	4.30%
Length of employment:	3 years	Location:	Waterford, MI

Home town:
Current & past employers:	Henry Ford Health
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/26/10 > own my own home, have great credit, plan on paying off loan within 6 months-1yr

A credit bureau reported the following information about this borrower member on June 25, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	45
Revolving Credit Balance:	$1,078.00	Public Records On File:	0
Revolving Line Utilization:	5.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Henry Ford Health?	I am a dialysis nurse. I also pick up extra shifts at Davita dialysis when i want to make extra money. I have no problem getting hours when i need them lol

Member Payment Dependent Notes Series 537616

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
537616	$5,000	$5,000	7.14%	1.00%	June 29, 2010	July 10, 2013	July 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 537616. Member loan 537616 was requested on June 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,200 / month
Current employer:	Island Septic Systems	Debt-to-income ratio:	1.59%
Length of employment:	4 years	Location:	Wadmalaw Island, SC

Home town:
Current & past employers:	Island Septic Systems
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on June 26, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1985	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,152.00	Public Records On File:	0
Revolving Line Utilization:	25.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello. Could you tell us a bit about what the loan is for? The payments are about $155 per month for the loan; this seems like a significant percentage of your gross income. Will you be able to pay back this loan? Your answers are appreciated. Wishing you well.	My son had an accident this past week and does not have health insurance. This loan is to pay these bills and he will be paying us a monthly amount to pay back these bills.However, we will be able to pay this should something happen to him. I have always taken my financial obligations seriously and have never not paid my bills first. We will definitely have no trouble in paying back this bill within 36 months and am actually anticipating paying it off earlier. I receive $1000.00 per month from federal retirement in adittion to about $1300 per month from a job driving a truck. I assure you that this will be paid promptly.
Hello. Thank you for your answer. Is there some reason why you classified this as a home improvement? I hope your son is feeling much better and is doing well.	We could not find any classification for a family emergency such as the one we are going through right now. If any funds were left over after paying for my sons health expenses, we were going to possible paint our house. We don't really expect there to be any funds left over but would use anything left for that purpose.

Member Payment Dependent Notes Series 537743

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
537743	$2,100	$2,100	13.61%	1.00%	June 29, 2010	July 11, 2015	July 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 537743. Member loan 537743 was requested on June 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,583 / month
Current employer:	Sleepys	Debt-to-income ratio:	3.84%
Length of employment:	3 years	Location:	HOWARD BEACH, NY

Home town:
Current & past employers:	Sleepys
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/27/10 > Seeking a loan to help pay for funeral expenses for my grandmother. Please help. Borrower added on 06/27/10 > Thank you! Its very much appreciated.

A credit bureau reported the following information about this borrower member on June 27, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	40
Revolving Credit Balance:	$2,536.00	Public Records On File:	0
Revolving Line Utilization:	17.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Sleepys and what do you do there?	Sleepys is a mattress store. (sleepys.com). Cute name isn't it? I am titled a mattress professional (an MP). Its a sales job.
Hello there, I am interested in financing your loan. But please answer these two questions first please: 1. Do you hold the title to your home on *your own name* 2. How much equity do you have on your house? (please provide the home valuation and total balance of the mortgage/heloc loans) Thank you.	I own a co-op in my name. The mortgage is paid and I only pay a monthly maintainance fee of about 300. The property is currently valued at approximately 125,000. Thank you

Member Payment Dependent Notes Series 537831

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
537831	$6,250	$6,250	6.76%	1.00%	June 29, 2010	July 11, 2013	July 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 537831. Member loan 537831 was requested on June 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,378 / month
Current employer:	State of Texas	Debt-to-income ratio:	11.19%
Length of employment:	10+ years	Location:	Austin, TX

Home town:
Current & past employers:	State of Texas
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/27/10 > Hi. I would be extremely grateful if you would help me out of a high-interest credit card situation. I have been with my employer full-time for over 14 years. I usually pay more than the minimum on my credit cards, so if I can consolidate my payments into one I will be able to pay off my debt sooner. I have the money taken straight out of my checking account so I am never late. I paid back all of my student loans and I recently finished paying off my car. I have been successful in having some of my interest rates lowered, although not very much and with revolving interest rates. In any case, I would prefer to give my money to people who are willing to help each other out. I am eager to get out of debt, so again, thank you in advance for your help! Borrower added on 06/28/10 > Hello and thank you for your questions. I intend to pay back this loan in the same way that I am currently paying back my credit cards. I am able to pay the monthly notes due, but with a flat rate it will be easier to budget over the long term. I applied for the total balance of my debt but the loan offered was for the listed amount, which I accepted. I've never done this before, so I don't know if it would have helped to wait until after payday when my bills are automatically paid and the total debt obviously would be a bit lower. Although I won't be able to completely consolidate all my debts into one, the loan will go to completely pay off the highest interest card and partially pay the next-highest card which is on a revolving interest, so my payments there will actually go a longer way. Even if my total monthly payments out remains the same a larger portion will actually be paying down my debt and I will be debt free much sooner. I use a Discover card for my monthly expenses to keep track of where my money goes and that I pay in full each month. I acquired most of the debt after a long-term relationship breakup over a year ago. My bills suddenly doubled and it took a while for me to sort out my finances and make lifestyle changes that would allow me to be able to handle living on my own on my salary. I had a car payment at the time that I do not have now, so that goes to paying back my debts as well. My job is secure, I know where my money goes each month, and I know that this loan is well within my budget. In fact, it is lower than what I currently pay monthly on my high-interest credit card. Thank you to the people who have funded the loan so far. It is in my best interest as well, so I will make sure that you get your investment back.

A credit bureau reported the following information about this borrower member on June 27, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1989	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,972.00	Public Records On File:	0
Revolving Line Utilization:	20.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 538010

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
538010	$1,200	$1,200	7.88%	1.00%	June 29, 2010	July 11, 2015	July 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 538010. Member loan 538010 was requested on June 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	American Dental Concepts	Debt-to-income ratio:	3.50%
Length of employment:	3 years	Location:	Stratford, NJ

Home town:
Current & past employers:	American Dental Concepts
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/27/10 > I am paying off credit cards, cutting credit cards up. I pay my bills on time every month.

A credit bureau reported the following information about this borrower member on June 27, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,204.00	Public Records On File:	0
Revolving Line Utilization:	2.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 538056

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
538056	$1,800	$1,800	10.75%	1.00%	June 29, 2010	July 11, 2013	July 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 538056. Member loan 538056 was requested on June 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,200 / month
Current employer:	n/a	Debt-to-income ratio:	5.08%
Length of employment:	n/a	Location:	Gainesville, FL

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/27/10 > I am a PhD student in Ecology, working also as a Spanish Instructor. I am requesting this loan to consolidate some debts and have some funds to use on my studies during this summer Borrower added on 06/28/10 > The purpose of this loan is A. To have some funds for the summer until I get the funds from a grant I got to continue my PhD studies and my salary as a Spanish Instructor at the university. The grant payments will start in July and the Spanish classes will restart in August. I have been teaching 2 sections of 25 students each. B. To increase my credit score with a small loan in order to be able to get a mortgage loan after I finish my studies. Thank you for this opportunity.

A credit bureau reported the following information about this borrower member on June 27, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2006	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,462.00	Public Records On File:	0
Revolving Line Utilization:	7.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Borrower Profile does not show either Employer or Length of Employment. What are sources of total $ reported Gross Income per month: Annuity? Civil Service? Disability? Investments? Military-VA? Pension? Rentals? Social Security? If self-employed, what is your occupation? If a small business owner, what is description of your primary business? Thanks for answers. Lender 505570 USMC-RETIRED Virginia Beach, VA Monday 06.28.2010 at 05.53 AM ET	I am on my 4th year of my PhD and since the last two years I make around $14,000 per year as Spanish Instructor working for the same university where I am studying. Plus the funds of a new fellowship I got they will start paying this August. I have my savings in gold and silver coins.
Congratulations on your approval from Lending Club. As investors interested in your loan, we are interested in getting an accurate snapshot beyond the provisions in the loan description section. Please feel free to answer the following questions as it pertains to your loan. Your detailed answers would greatly assist investors in funding your loan in a timely manner. 1. Could you elaborate on the purpose of this loan? 2. Who is your employer and what is your position/responsibilities? How safe do you feel your position will be in 3-4 years? Any contingency plans should you be laid off from your current position? 3. Given there are other loans competing for funding, could you briefly explain why investors should take the calculated risk to lend money towards your loan? Your answers will help lenders know how this new loan will fit into your budget, and make them feel secure that their money is being invested wisely.	1. The purpose of this loan is A. To have some funds for the summer until I get the funds from a grant I got to continue my PhD studies and my salary as a Spanish Instructor at University of Florida. The grant payments will start in July and the Spanish classes will restart in August. B. To increase my credit score with a small loan in order to be able to get a mortgage loan after I finish my studies. 2. My employer as Spanish Instructor is the University of Florida. I teach 2 sections of 25 students each. 3. Pursuing a PhD in Ecology teaching Spanish is just a temporal job. I am on a leave of absence from the job with the government I had before I came to UF to study and I will return to that job after I finish here. In that case, my position is safe, actually I am attached to that job because I signed a contract to get my salary from that job for my first 3 years of studies (now I am on my 4th year of studies). I am obligated by a contract to continue working with them for 6 years. 3. My loan will be paid in less than 3 years. I am just waiting for the money of my grant and I do not want to wait 3 years to paid this loan back. Thank you for this opportunity.

Prospectus Supplement (Sales Report) No. 6 dated June 29, 2010